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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
    (No. 333-33978)                                                 [X]

    Pre-Effective Amendment No.                                     [ ]
                                ---

    Post-Effective Amendment No. 34                                 [X]
                                 --

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
    (No. 811-09885)                                                 [X]

    Amendment No. 35                                                [X]
                  --

                       (Check appropriate box or boxes.)

JANUS ADVISER SERIES
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

151 Detroit Street, Denver, Colorado 80206-4805
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)   (Zip Code)

Registrant's Telephone Number, including Area Code: 303-333-3863
                                                    ----------------------------

Kelley Abbott Howes - 151 Detroit Street, Denver, Colorado 80206-4805
--------------------------------------------------------------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the
                                              ----------------------------------
effective date of this Registration Statement and thereafter from day to day.
--------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box):

    [ ]   immediately upon filing pursuant to paragraph (b)

    [ ]   on (date) pursuant to paragraph (b)

    [ ]   60 days after filing pursuant to paragraph (a)(1)

    [ ]   on (date) pursuant to paragraph (a)(1)

    [ ]   75 days after filing pursuant to paragraph (a)(2)

    [X]   on November 28, 2006 pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

    [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         November 28, 2006


                         GROWTH & CORE
                          Janus Adviser Large Cap Growth Fund


                          Janus Adviser Forty Fund


                          Janus Adviser Orion Fund
                          Janus Adviser Mid Cap Growth Fund
                          Janus Adviser Small-Mid Growth Fund
                          Janus Adviser Growth and Income Fund

                          Janus Adviser Fundamental Equity Fund


                            (Formerly named Janus Adviser Core Equity Fund)

                          Janus Adviser Contrarian Fund
                          Janus Adviser Balanced Fund

                         RISK-MANAGED

                          Janus Adviser INTECH Risk-Managed Growth Fund


                            (Formerly named Janus Adviser Risk-Managed Growth
                            Fund)


                          Janus Adviser INTECH Risk-Managed Core Fund


                            (Formerly named Janus Adviser Risk-Managed Core
                            Fund)


                          Janus Adviser INTECH Risk-Managed Value Fund


                            (Formerly named Janus Adviser Risk-Managed Value
                            Fund)


                         VALUE
                          Janus Adviser Mid Cap Value Fund
                          Janus Adviser Small Company Value Fund

                         INTERNATIONAL & GLOBAL
                          Janus Adviser Worldwide Fund

                          Janus Adviser International Equity Fund

                          Janus Adviser International Growth Fund




                         ALTERNATIVE


                          Janus Adviser Long/Short Fund


                         BOND
                          Janus Adviser Flexible Bond Fund
                          Janus Adviser High-Yield Fund



                         MONEY MARKET
                          Janus Adviser Money Market Fund

                              JANUS ADVISER SERIES
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)


                        This Prospectus describes twenty-one portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust") with a variety of investment objectives, including growth of capital, capital appreciation, current income, and a combination of growth and income. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund, and Janus Adviser INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds") are subadvised by Enhanced Investment Technologies, LLC ("INTECH"). Janus Adviser Mid Cap Value Fund is subadvised by Perkins, Wolf, McDonnell and Company, LLC ("Perkins").



                        Each Fund in this Prospectus, except Janus Adviser Money Market Fund, currently offers five classes of shares. Janus Adviser Money Market Fund currently offers three classes of shares. Class A Shares and Class C Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Equity Funds
          Janus Adviser Large Cap Growth Fund...................    2
          Janus Adviser Forty Fund..............................    7
          Janus Adviser Orion Fund..............................   12
          Janus Adviser Mid Cap Growth Fund.....................   14
          Janus Adviser Small-Mid Growth Fund...................   19
          Janus Adviser Growth and Income Fund..................   21
          Janus Adviser Fundamental Equity Fund.................   26
          Janus Adviser Contrarian Fund.........................   31
          Janus Adviser Balanced Fund...........................   33
          Janus Adviser INTECH Risk-Managed Growth Fund.........   38
          Janus Adviser INTECH Risk-Managed Core Fund...........   42
          Janus Adviser INTECH Risk-Managed Value Fund..........   46
          Janus Adviser Mid Cap Value Fund......................   48
          Janus Adviser Small Company Value Fund................   53
          Janus Adviser Worldwide Fund..........................   58
          Janus Adviser International Equity Fund...............   63
          Janus Adviser International Growth Fund...............   65
          Janus Adviser Long/Short Fund.........................   70
       Bond Funds
          Janus Adviser Flexible Bond Fund......................   74
          Janus Adviser High-Yield Fund.........................   79
       Money Market Fund
          Janus Adviser Money Market Fund.......................   81
    FEES AND EXPENSES...........................................   84
    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Funds other than Money Market Fund.......................   91
       Frequently asked questions about principal investment
       strategies...............................................   91
       Risks common to all Non-Money Market Funds...............   98
       Frequently asked questions about certain risks of
       Non-Money Market Funds...................................   99
       General portfolio policies of the Funds other than Money
       Market Fund..............................................  105
       Money Market Fund........................................  110
    MANAGEMENT OF THE FUNDS
       Investment adviser.......................................  113
       Management expenses......................................  115
       Subadvisers..............................................  119
       Investment personnel.....................................  120
    OTHER INFORMATION...........................................  142
    DISTRIBUTIONS AND TAXES.....................................  146
    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................  150
       Choosing a share class...................................  152
       Distribution, servicing, and networking fees.............  153
       Purchases................................................  154
       Exchanges................................................  159
       Redemptions..............................................  160
       Excessive trading........................................  162
       Shareholder communications...............................  166
    FINANCIAL HIGHLIGHTS........................................  167
    GLOSSARY OF INVESTMENT TERMS................................  206
    EXPLANATION OF RATING CATEGORIES............................  213


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS ADVISER LARGE CAP GROWTH FUND

   Large Cap Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   LARGE CAP GROWTH FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000(R) Index at the time of purchase. The market capitalizations within the index will vary, but as of September 30, 2006, they ranged from
   approximately $          to $          . [TO BE UPDATED BY AMENDMENT]



   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


 2 Janus Adviser Series

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2005, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2005, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class A Shares

                                                          Risk/return summary  3
   and Class C Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


 4 Janus Adviser Series

   LARGE CAP GROWTH FUND - CLASS C



    Annual returns for periods ended 12/31
            17.07%  21.39%  34.82%  43.17%  (14.24)%  (26.63)%  (27.38)%  29.50%  3.99%
             1996    1997    1998    1999     2000      2001      2002     2003   2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was     .



                                                       Average annual total return for periods ended 12/31/05
                                                       ------------------------------------------------------
                                                                                            Since Inception
                                                                                          of Predecessor Fund
                                                      1 year(1)    5 years    10 years         (9/13/93)
                Class C Shares
                  Return Before Taxes                        %           %          %                %
                  Return After Taxes on Distributions        %           %          %                %
                  Return After Taxes on Distributions
                    and Sale of Fund Shares(2)               %           %          %                %
                Class A Shares(3)                            %           %          %                %
                Russell 1000(R) Growth Index(4)              %           %          %                %
                  (reflects no deduction for
                    expenses, fees, or taxes)
                S&P 500(R) Index(5)                          %           %          %                %
                  (reflects no deduction for
                    expenses, fees, or taxes)
                                                       --------------------------------------------------





   (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.


   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (3) Calculated assuming maximum permitted sales loads. Return is before taxes.


   (4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


   (5) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


                                                          Risk/return summary  5

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2005 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 6 Janus Adviser Series

JANUS ADVISER FORTY FUND

   Forty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   FORTY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

                                                          Risk/return summary  7

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2005, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2005, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.

   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct

 8 Janus Adviser Series
   investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                          Risk/return summary  9

   FORTY FUND - CLASS C



      Annual returns for periods ended 12/31
                          57.05%  65.50%  (16.88)%  (22.22)%  (16.45)%  18.29%  17.09%
                           1998    1999     2000      2001      2002     2003    2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was       .



                                                     Average annual total return for periods ended 12/31/05
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                                  1 year(1)   5 years        (5/1/97)
                Class C Shares
                  Return Before Taxes                                   %           %              %
                  Return After Taxes on Distributions                   %           %              %
                  Return After Taxes on Distributions and Sale
                    of Fund Shares(2)                                   %           %              %
                Class A Shares(3)                                       %           %              %
                Russell 1000(R) Growth Index(4)                         %           %              %
                  (reflects no deduction for expenses, fees, or
                    taxes)
                S&P 500(R) Index(5)                                     %           %              %
                  (reflects no deduction for expenses, fees, or
                    taxes)
                                                                   -------------------------------------





   (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.


   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (3) Calculated assuming maximum permitted sales loads. Return is before taxes.


   (4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


   (5) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


 10 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2005 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  11

JANUS ADVISER ORION FUND

   Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   ORION FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of September
   30, 2006, the Fund held stocks of [          ] companies. Of these holdings,
   [          ] comprised approximately [          ] of the Fund's holdings.
   Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of

 12 Janus Adviser Series
   how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.


   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2006, approximately
     % of the Fund's investments were in emerging markets. [TO BE UPDATED BY AMENDMENT]




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and semiannual reports. The performance of the Fund is compared to the Russell 3000(R) Growth Index, which is the Fund's benchmark index. The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices.


                                                         Risk/return summary  13

JANUS ADVISER MID CAP GROWTH FUND

   Mid Cap Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   MID CAP GROWTH FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of September
   30, 2006, they ranged from approximately $       to $       . [TO BE UPDATED
   BY AMENDMENT]



   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


 14 Janus Adviser Series

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2005, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2005, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


                                                         Risk/return summary  15

   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


 16 Janus Adviser Series

   MID CAP GROWTH FUND - CLASS C


    Annual returns for periods ended 12/31
           6.78%  11.91%  33.58%  123.79%  (33.97)%  (39.50)%  (28.43)%  33.80%  19.80%
           1996    1997    1998    1999      2000      2001      2002     2003    2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was       .



                                                         Average annual total return for periods ended 12/31/05
                                                         ------------------------------------------------------
                                                                                              Since Inception
                                                                                            of Predecessor Fund
                                                          1 year(1)   5 years    10 years        (9/13/93)
                Class C Shares
                  Return Before Taxes                           %            %         %                 %
                  Return After Taxes on Distributions           %            %         %                 %
                  Return After Taxes on Distributions
                    and Sale of Fund Shares(2)                  %            %         %                 %
                Class A Shares(3)                               %            %         %                 %
                Russell Midcap(R) Growth Index(4)               %            %         %                 %
                  (reflects no deduction for expenses,
                    fees, or taxes)
                S&P MidCap 400 Index(5)                         %            %         %                 %
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                           ---------------------------------------------



   (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.


   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (3) Calculated assuming maximum permitted sales loads. Return is before taxes.


   (4) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.


   (5) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.


                                                         Risk/return summary  17

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2005 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 18 Janus Adviser Series

JANUS ADVISER SMALL-MID GROWTH FUND

   Small-Mid Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   SMALL-MID GROWTH FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.



   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio,

                                                         Risk/return summary  19
   including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund invests its equity assets in securities issued by small- and medium-sized companies. Due to inherent risks such as limited product lines and/or operating history, competitive threats, limited financial resources, and the potential lack of management depth, small- and medium-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings could have a significant impact or negative effect on the Fund's returns.


   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2006, approximately
     % of the Fund's investments were in emerging markets. [TO BE UPDATED BY AMENDMENT]




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and semiannual reports. The performance of the Fund is compared to the Russell 2500(TM) Growth Index, which is the Fund's benchmark index. The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.


 20 Janus Adviser Series

JANUS ADVISER GROWTH AND INCOME FUND

   Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   GROWTH AND INCOME FUND seeks long-term capital growth and current income.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part or all of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. All or part of the Fund's income component may consist of structured securities such as equity-linked structured notes. Because of this investment strategy, the Fund is not designed for investors who need consistent income.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio,

                                                         Risk/return summary  21
   including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The income component of the Fund's holdings may include fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due. Equity-linked structured notes may be more volatile and less liquid than other types of fixed-income securities. Such securities have no guaranteed return of principal and may exhibit price behavior that does not correlate with other fixed-income securities.



   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2005, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2005, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


 22 Janus Adviser Series

   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  23

   GROWTH AND INCOME FUND - CLASS C


      Annual returns for periods ended 12/31
                                72.89%  (15.87)%  (13.00)%  (20.08)%  23.33%  10.86%
                                 1999     2000      2001      2002     2003    2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was     .



                                                     Average annual total return for periods ended 12/31/05
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                                  1 year(1)   5 years        (5/1/98)
                Class C Shares
                  Return Before Taxes                                   %           %               %
                  Return After Taxes on Distributions                   %           %               %
                  Return After Taxes on Distributions and Sale
                    of Fund Shares(2)                                   %           %               %
                Class A Shares(3)                                       %           %               %
                S&P 500(R) Index(4)                                     %           %               %
                  (reflects no deduction for expenses, fees, or
                    taxes)
                Russell 1000(R) Growth Index(5)                         %           %               %
                  (reflects no deduction for expenses, fees, or
                    taxes)
                                                                   -------------------------------------


   (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
   (4) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   (5) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


 24 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2005 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  25

JANUS ADVISER FUNDAMENTAL EQUITY FUND



   Fundamental Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.


INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------

   FUNDAMENTAL EQUITY FUND seeks long-term growth of capital.



   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities selected for their growth potential. Eligible equity securities in which the Fund may invest include:


   - domestic and foreign common stocks;
   - preferred stocks;
   - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and
   - other securities with equity characteristics.

   The Fund may invest in companies of any size.


   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


 26 Janus Adviser Series

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2005, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2005, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.

                                                         Risk/return summary  27

   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


 28 Janus Adviser Series

   FUNDAMENTAL EQUITY FUND(1) - CLASS C



      Annual returns for periods ended 12/31
                           45.00%  40.35%  (9.34)%  (13.41)%  (18.59)%  23.02%  13.01%
                            1998    1999    2000      2001      2002     2003    2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was       .



                                                     Average annual total return for periods ended 12/31/05
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                                  1 year(2)   5 years        (5/1/97)
                Class C Shares
                  Return Before Taxes                                   %           %              %
                  Return After Taxes on Distributions                   %           %              %
                  Return After Taxes on Distributions and Sale
                    of Fund Shares(3)                                   %           %              %
                Class A Shares(4)                                       %           %              %
                S&P 500(R) Index(5)                                     %           %              %
                  (reflects no deduction for expenses, fees, or
                    taxes)
                Russell 1000(R) Growth Index(6)
                  (reflects no deduction for expenses, fees, or
                    taxes)
                                                                   -------------------------------------



   (1) Formerly named Core Equity Fund.


   (2) Calculated to include contingent deferred sales charge applicable to Class C Shares.


   (3) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (4) Calculated assuming maximum permitted sales loads. Return is before taxes.


   (5) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


   (6) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


                                                         Risk/return summary  29

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2005 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 30 Janus Adviser Series

JANUS ADVISER CONTRARIAN FUND

   Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   CONTRARIAN FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio

                                                         Risk/return summary  31
   manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.


   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2006, approximately
     % of the Fund's investments were in emerging markets. [TO BE UPDATED BY AMENDMENT]




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and semiannual reports. The performance of the Fund is compared to the S&P 500(R) Index, which is the Fund's benchmark index. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


 32 Janus Adviser Series

JANUS ADVISER BALANCED FUND

   Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities.


   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the

                                                         Risk/return summary  33

   Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The income component of the Fund's holdings includes fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.



   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country. To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2005, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2005, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series

 34 Janus Adviser Series
   prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  35

   BALANCED FUND - CLASS C


    Annual returns for periods ended 12/31
               15.18%  20.99%  32.87%  25.45%  (2.86)%  (5.32)%  (7.34)%  13.46%  7.83%
                1996    1997    1998    1999    2000     2001     2002     2003   2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was       .



                                                          Average annual total return for periods ended 12/31/05
                                                          ------------------------------------------------------
                                                                                               Since Inception
                                                                                             of Predecessor Fund
                                                            1 year(1)   5 years   10 years        (9/13/93)
                Class C Shares
                  Return Before Taxes                             %           %         %               %
                  Return After Taxes on Distributions             %           %         %               %
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(2)                        %           %         %               %
                Class A Shares(3)                                 %           %         %               %
                S&P 500(R) Index(4)                               %           %         %               %
                  (reflects no deduction for expenses,
                    fees, or taxes)
                Lehman Brothers Government/Credit Index(5)        %           %         %               %
                  (reflects no deduction for expenses,
                    fees, or taxes)
                Balanced Index(6)                                 %           %         %               %
                  (reflects no deductions for expenses,
                    fees, or taxes)
                                                             --------------------------------------------


   (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
   (4) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (5) The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

   (6) The Balanced Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Government/Credit Index (45%).


 36 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2005 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  37

JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND


   Risk-Managed Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   RISK-MANAGED GROWTH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.



   The Fund pursues its objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and continually rebalancing the portfolio to maintain "efficient" weightings, INTECH's mathematical investment process seeks to create a portfolio that produces returns in excess of its benchmark with an equal or lesser amount of risk.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

 38 Janus Adviser Series

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and January 2, 2003, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from January 2, 2003 to December 31, 2005. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2005 and the performance of the Fund's Class S Shares from January 2, 2003 to September 30, 2004. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.


                                                         Risk/return summary  39

   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


   RISK-MANAGED GROWTH FUND - CLASS C


      Annual returns for periods ended 12/31
                                                                    11.83%
                                                                     2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was       .



                                                  Average annual total return for periods ended 12/31/05
                                                  ------------------------------------------------------
                                                                                         Since Inception
                                                                             1 year(1)      (1/2/03)
                Class C Shares
                  Return Before Taxes                                              %              %
                  Return After Taxes on Distributions                              %              %
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(2)                                                      %              %
                Class A Shares(3)                                                  %              %
                Russell 1000(R) Growth Index(4)                                    %              %
                  (reflects no deduction for expenses, fees, or taxes)
                                                                              ------------------------


   (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.

   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
   (4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

 40 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period January 2, 2003 to December 31, 2005.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  41

JANUS ADVISER INTECH RISK-MANAGED CORE FUND


   Risk-Managed Core Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   RISK-MANAGED CORE FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.



   The Fund pursues its objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and continually rebalancing the portfolio to maintain "efficient" weightings, INTECH's mathematical investment process seeks to create a portfolio that produces returns in excess of its benchmark with an equal or lesser amount of risk.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

 42 Janus Adviser Series

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and January 2, 2003, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from January 2, 2003 to December 31, 2005. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2005 and the performance of the Fund's Class S Shares from January 2, 2003 to September 30, 2004. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.


                                                         Risk/return summary  43

   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


RISK-MANAGED CORE FUND - CLASS C


      Annual returns for periods ended 12/31
                                                                    17.12%
                                                                     2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was       .



                                                  Average annual total return for periods ended 12/31/05
                                                  ------------------------------------------------------
                                                                                         Since Inception
                                                                             1 year(1)      (1/2/03)
                Class C Shares
                  Return Before Taxes                                              %              %
                  Return After Taxes on Distributions                              %              %
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(2)                                                      %              %
                Class A Shares(3)                                                  %              %
                S&P 500(R) Index(4)                                                %              %
                  (reflects no deduction for expenses, fees, or taxes)
                                                                              ------------------------


   (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.

   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (3) Calculated assuming maximum permitted sales loads. Return is before taxes.

   (4) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.



   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period January 2, 2003 to December 31, 2005.


 44 Janus Adviser Series

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  45

JANUS ADVISER INTECH RISK-MANAGED VALUE FUND


   Risk-Managed Value Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   RISK-MANAGED VALUE FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.



   The Fund pursues its objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and continually rebalancing the portfolio to maintain "efficient" weightings, INTECH's mathematical investment process seeks to create a portfolio that produces returns in excess of its benchmark with an equal or lesser amount of risk.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market

 46 Janus Adviser Series
   as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   Since the Fund did not commence operations until December 30, 2005, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the Russell 1000(R) Value Index, which is the Fund's benchmark index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

                                                         Risk/return summary  47

JANUS ADVISER MID CAP VALUE FUND

   Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   MID CAP VALUE FUND seeks capital appreciation.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary,
   but as of September 30, 2006, they ranged from approximately $       to
   $       . [TO BE UPDATED BY AMENDMENT]



   For the Fund's 80% investment policy, assets are measured at the time of purchase.


   The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

   - a low price relative to their assets, earnings, cash flow, or business franchise
   - products and services that give them a competitive advantage
   - quality balance sheets and strong management

 48 Janus Adviser Series

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and December 31, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from December 31, 2002 to December 31, 2005. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2005 and the


                                                         Risk/return summary  49
   performance of the Fund's Class S Shares from December 31, 2002 to September 30, 2004. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


 50 Janus Adviser Series

   MID CAP VALUE FUND - CLASS C


      Annual returns for periods ended 12/31
                                                              34.96%  17.72%
                                                               2003    2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was       .



                                                   Average annual total return for periods ended 12/31/05
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                              1 year(1)     (12/31/02)
                Class C Shares
                  Return Before Taxes                                               %               %
                  Return After Taxes on Distributions                               %               %
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(2)                                                       %               %
                Class A Shares(3)                                                   %               %
                Russell Midcap(R) Value Index(4)                                    %               %
                  (reflects no deduction for expenses, fees, or taxes)
                                                                               -----------------------


   (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
   (4) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

                                                         Risk/return summary  51

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period December 31, 2002 to December 31, 2005.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 52 Janus Adviser Series

JANUS ADVISER SMALL COMPANY VALUE FUND

   Small Company Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   SMALL COMPANY VALUE FUND seeks capital appreciation.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund's portfolio manager. The Fund invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of September 30, 2006,
   they ranged from approximately $       to $       . [TO BE UPDATED BY
   AMENDMENT]



   For the Fund's 80% investment policy, assets are measured at the time of purchase.


   The Fund uses fundamental analysis and proprietary valuation models to select a holding of stocks for the Fund. The Fund's portfolio manager generally looks for companies:

   - that have reasonably solid fundamentals
   - whose stocks are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flows, or franchise values


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


                                                         Risk/return summary  53

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and April 21, 2003, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from April 21, 2003 to December 31, 2005 and the historical performance of the predecessor fund for the periods prior to April 21, 2003 as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2004, the performance of the Fund's Class S Shares from April 21, 2003 to September 30, 2004, and the historical performance of the predecessor fund for the periods prior to April 21, 2003 as explained below.


 54 Janus Adviser Series

   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on April 21, 2003, after the reorganization of all of the assets of Berger Small Cap Value Fund II into the Fund. The performance information provided for periods prior to April 21, 2003 is for Berger Small Cap Value Fund II - Investor Shares, the predecessor to Janus Adviser Small Company Value Fund. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  55

   SMALL COMPANY VALUE FUND - CLASS C


      Annual returns for periods ended 12/31
                                                              42.62%  16.72%
                                                               2003    2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was       .



                                                     Average annual total return for periods ended 12/31/05
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                                            1 year(1)        (3/28/02)
                Class C Shares
                  Return Before Taxes                                             %                  %
                  Return After Taxes on Distributions                             %                  %
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(2)                                                     %                  %
                Class A Shares(3)                                                 %                  %
                Russell 2000(R) Value Index(4)                                    %                  %
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             ----------------------------


   (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
   (4) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

 56 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period April 21, 2003 to December 31, 2005 and for Berger Small Cap Value Fund II - Investor Shares for the periods prior to April 21, 2003. If Class C Shares of the Funds had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  57

JANUS ADVISER WORLDWIDE FUND

   Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio

 58 Janus Adviser Series
   decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2006, approximately
     % of the Fund's investments were in emerging markets. [TO BE UPDATED BY AMENDMENT]




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2005, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2005, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.

                                                         Risk/return summary  59

   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


 60 Janus Adviser Series

   WORLDWIDE FUND - CLASS C


    Annual returns for periods ended 12/31
            27.81%  20.96%  27.85%  63.43%  (15.80)%  (21.44)%  (27.13)%  22.08%  4.25%
             1996    1997    1998    1999     2000      2001      2002     2003   2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was       .



                                                      Average annual total return for periods ended 12/31/05
                                                      ------------------------------------------------------
                                                                                           Since Inception
                                                                                         of Predecessor Fund
                                                        1 year(1)   5 years   10 years        (9/13/93)
                Class C Shares
                  Return Before Taxes                          %          %        %                %
                  Return After Taxes on Distributions          %          %        %                %
                  Return After Taxes on Distributions
                    and Sale of Fund Shares(2)                 %          %        %                %
                Class A Shares(3)                              %          %        %                %
                Morgan Stanley Capital International
                  World Index(SM)(4)                           %          %        %                %
                  (reflects no deduction for
                    expenses, fees, or taxes)
                                                         -----------------------------------------------


   (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
   (4) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region.

                                                         Risk/return summary  61

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2005 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 62 Janus Adviser Series

JANUS ADVISER INTERNATIONAL EQUITY FUND



   International Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.


INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------

   INTERNATIONAL EQUITY FUND seeks long-term growth of capital.



   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The Fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The Fund may, under unusual circumstances, invest all of its assets in a single country. The Fund may invest in emerging markets, but will normally limit such investments to 15% of its net assets. Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities.



   The Fund's 80% investment policy and 15% emerging markets limit are based on net assets plus the amount of borrowings at the time of purchase.



   The investment team applies a "bottom up" approach in choosing investments. In other words, the Fund's investment team looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the investment team is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Members of the investment team are sector specialists. While each member individually selects investments for a portion of the Fund's portfolio based on his sector expertise, investments selected through team decision normally comprise the majority of the portfolio. The largest investment weightings are based on team consensus. The decision to sell a security follows a similar consensus process. The investment team normally seeks to limit any sector exposure and country exposure to plus or minus 10% of the Fund's primary benchmark's


                                                         Risk/return summary  63
   respective weighting, currently the Morgan Stanley Capital International EAFE(R) Index.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   Since the Fund did not commence operations until November 28, 2006, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the Morgan Stanley Capital International EAFE(R) Index, which is the Fund's benchmark index. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.


 64 Janus Adviser Series

JANUS ADVISER INTERNATIONAL GROWTH FUND

   International Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   INTERNATIONAL GROWTH FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets.



   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


                                                         Risk/return summary  65

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund normally has significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2006, approximately
     % of the Fund's investments were in emerging markets. [TO BE UPDATED BY AMENDMENT]




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2005, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2005, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


 66 Janus Adviser Series

   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  67

   INTERNATIONAL GROWTH FUND - CLASS C


    Annual returns for periods ended 12/31
           32.76%  16.15%  16.33%  80.51%  (13.69)%  (23.17)%  (26.24)%  34.70%  19.23%
            1996    1997    1998    1999     2000      2001      2002     2003    2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was       .



                                                         Average annual total return for periods ended 12/31/05
                                                         ------------------------------------------------------
                                                                                              Since Inception
                                                                                            of Predecessor Fund
                                                           1 year(1)   5 years   10 years        (5/2/94)
                Class C Shares
                  Return Before Taxes                            %           %         %               %
                  Return After Taxes on Distributions            %           %         %               %
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(2)                       %           %         %               %
                Class A Shares(3)                                %           %         %               %
                Morgan Stanley Capital International
                  EAFE(R) Index(4)                               %           %         %               %
                  (reflects no deduction for expenses,
                    fees, or taxes)
                Morgan Stanley Capital International All
                  Country World ex-U.S. Index(SM)(5)             %           %         %               %
                  (reflects no deduction for expenses,
                    fees, or taxes)
                Morgan Stanley Capital International
                  EAFE(R) Growth Index(6)                        %           %         %               %(7)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                            --------------------------------------------


   (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) Calculated assuming maximum permitted sales loads. Return is before taxes.

   (4) The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.


   (5) Effective June 30, 2006, International Growth Fund changed its secondary benchmark from the MSCI EAFE()(R) Growth Index to the MSCI All Country World ex-U.S. Index(SM). The new secondary benchmark provides a more appropriate representation of the Fund's investments. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization


 68 Janus Adviser Series
       weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States.


   (6) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities.


   (7) The average annual total return was calculated based on historical information from April 30, 1994 to December 31, 2005 for the MSCI EAFE(R) Growth Index.



   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2005 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  69

JANUS ADVISER LONG/SHORT FUND

   Long/Short Fund (the "Fund") is designed for long-term investors who seek a risk-adjusted investment option which has a lower correlation to the overall equity market.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   Under normal circumstances, the Fund generally pursues its objective by taking both long and short positions in domestic and foreign equity securities. The Fund's investment team believes that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle, and may offer reduced risk. In choosing both long and short positions, the investment team utilizes fundamental research. In other words, the Fund's investment team looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies.

   The allocation between long and short positions is a result of the investment process. The Fund does not intend to be market neutral and anticipates that it normally will hold a higher percentage of its assets in long positions than short positions (i.e., the Fund will be "net long"). To manage its net exposure between long and short positions, the Fund may take long and short positions in instruments that provide exposure to the equity markets, including exchange-traded funds, options, futures, and other index-based instruments.

   The Fund buys long securities that the investment team believes will go up in price and sells short securities the investment team believes will go down in price. The Fund's investment team emphasizes long positions in companies with attractive price/free cash flows, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The investment team typically seeks attractively valued companies that are improving their free cash flows and returns on invested capital, which also may include special situations companies that are experiencing management changes and/or are currently out of favor. The Fund's investment team

 70 Janus Adviser Series
   emphasizes short positions in structurally disadvantaged companies operating in challenged industries with high valuations. The investment team will target short positions in companies with unsustainable cash generation, poor capital structure, returns below their cost of capital, and share prices that reflect unrealistic expectations of the company's future opportunities. The investment team may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the investment team believes it has in a long position in the portfolio.


   A short position is one where the Fund has sold at the current market price a security that it does not own in anticipation of a decline in the market value of the security. To complete a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements, until the short position is closed out.



   Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits the Fund's leveraging of its investments and the related risk of losses from leveraging. The Fund also is


                                                         Risk/return summary  71
   required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


   The Fund may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings that are considered "senior securities" (generally borrowings other than for temporary or emergency purposes). This allows the Fund to borrow from banks up to one-third of its total assets (including the amount borrowed). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. The Fund's short sales and related margin requirements may reduce the ability of the Fund to borrow money.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

   The value of the Fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the Fund's investment team is incorrect about its assessment of a company's intrinsic worth. The value of the Fund's long portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. Conversely, the value of the Fund's short positions may decrease if an individual company or multiple companies in the portfolio increases in value or if the stock market goes up, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team's ability to accurately

 72 Janus Adviser Series
   anticipate the future value of a security. The Fund's losses are potentially unlimited in a short sale transaction.

   The Fund's use of short sales in effect leverages the Fund's portfolio. The Fund also may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes. The Fund's use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



PERFORMANCE INFORMATION



   Since the Fund did not commence operations until August 1, 2006, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the S&P 500(R) Index and the London Interbank Offered Rate ("LIBOR"). The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates available.


                                                         Risk/return summary  73

JANUS ADVISER FLEXIBLE BOND FUND

   Flexible Bond Fund (the "Fund") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by primarily investing, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/ high-risk bonds to 35% or less of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.



   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.




 74 Janus Adviser Series

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2005, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from


                                                         Risk/return summary  75

   September 30, 2004 to December 31, 2005, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


 76 Janus Adviser Series

   FLEXIBLE BOND FUND - CLASS C



    Annual returns for periods ended 12/31
                         7.74%  10.33%  7.74%  0.16%  5.51%  6.39%  8.96%  5.49%  3.16%
                         1996    1997   1998   1999   2000   2001   2002   2003   2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was     .



                                                       Average annual total return for periods ended 12/31/05
                                                       ------------------------------------------------------
                                                                                            Since Inception
                                                                                          of Predecessor Fund
                                                         1 year(1)   5 years   10 years        (9/13/93)
                Class C Shares
                Return Before Taxes                             %         %         %                %
                Return After Taxes on Distributions             %         %         %                %
                Return After Taxes on Distributions and
                  Sale of Fund Shares(2)                        %         %         %                %
                Class A Shares(3)                               %         %         %                %
                Lehman Brothers Aggregate Bond Index(4)         %         %         %                %
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                          ----------------------------------------------



   (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.


   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (3) Calculated assuming maximum permitted sales loads. Return is before taxes.


   (4) The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.


                                                         Risk/return summary  77

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2005 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 78 Janus Adviser Series

JANUS ADVISER HIGH-YIELD FUND

   High-Yield Fund (the "Fund") is designed for long-term investors who primarily seek current income.


INVESTMENT OBJECTIVES


--------------------------------------------------------------------------------
   HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.


   The Fund's Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objectives.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objectives by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio manager believes offer attractive risk/return characteristics. The Fund may at times invest all of its assets in such securities.



   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities, which may include investments in emerging markets.


                                                         Risk/return summary  79

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Fund may invest without limit in higher-yielding/higher-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and semiannual reports. The performance of the Fund is compared to the Lehman Brothers High-Yield Bond Index, which is the Fund's benchmark index. The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.


 80 Janus Adviser Series

JANUS ADVISER MONEY MARKET FUND

   Money Market Fund (the "Fund") is designed for investors who seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   Money Market Fund pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

   The Fund will:

   - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital


   - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)


   - maintain a dollar-weighted average portfolio maturity of 90 days or less

MAIN INVESTMENT RISKS

   The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Fund's yield may be eroded by inflation. Although Money Market Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market Fund seeks to preserve the value

                                                         Risk/return summary  81
   of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2005, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2005, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table shows how the Shares' returns over different periods average out. All figures assume reinvestment of dividends and distributions.


 82 Janus Adviser Series

   MONEY MARKET FUND(1) - CLASS C


    Annual returns for periods ended 12/31
                          4.05%  4.02%  4.21%  3.85%  5.18%  2.71%  0.56%  0.68%  0.94%
                          1996   1997   1998   1999   2000   2001   2002   2003   2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was       .



                          Average annual total return for periods ended 12/31/05



                                                                       Since Inception of
                                                                        Predecessor Fund
                                         1 year     5 years  10 Years       (5/1/97)
Class C Shares(1)
Class A Shares(1)
                                         ---------------------------------------------



 (1) Return is before taxes.



   The seven-day yield for the Fund's Class A Shares on December 31, 2005 was
        %.



   The seven-day yield for the Fund's Class C Shares on December 31, 2005 was
        %.


   The Fund's past performance does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  83

FEES AND EXPENSES


   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A Shares or Class C Shares of the Funds. Expense information shown for International Equity Fund and Long/Short Fund reflects estimated annualized expenses the Funds expect to incur during their initial fiscal year. For all other Funds, the fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2006. The fees and expenses for Orion Fund, Small-Mid Growth Fund, Contrarian Fund, Small Company Value Fund, and High-Yield Fund have been restated to reflect the effect of reductions to each Fund's respective contractual waiver that were effective July 1, 2006. The expense information shown includes networking and/or omnibus account expenses. All expenses are shown without the effect of expense offset arrangements. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees.


   ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders. [TO BE UPDATED BY AMENDMENT]


 84 Janus Adviser Series

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              Class A  Class C
Maximum Sales Charge (load) Imposed on Purchases (as a % of
  offering price)
    Equity Funds............................................  5.75%(2) N/A
    Bond Funds..............................................  4.75%(2) N/A
    Money Market Fund(3)....................................  N/A      N/A
Maximum Deferred Sales Charge (load) (as a % of the lower of original purchase price or redemption proceeds)...........  None(4)  1.00%(5)


--------------------------------------------------------------------------------

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                                           Total Annual             Net Annual
                                                                                               Fund                    Fund
                                         Management   Distribution/Service      Other       Operating     Expense    Operating
                                           Fee(6)       (12b-1) Fees(7)      Expenses(8)   Expenses(9)    Waivers   Expenses(9)
  GROWTH & CORE
  Large Cap Growth Fund -
     Class A                               0.64%             0.25%                  %             %            %           %
     Class C                               0.64%             1.00%                  %             %            %           %
  Forty Fund -
     Class A                               0.64%             0.25%                  %             %            %           %
     Class C                               0.64%             1.00%                  %             %            %           %
  Orion Fund -
     Class A                               0.64%             0.25%                  %             %            %           %
     Class C                               0.64%             1.00%                  %             %            %           %
  Mid Cap Growth Fund -
     Class A                               0.64%             0.25%                  %             %            %           %
     Class C                               0.64%             1.00%                  %             %            %           %
  Small-Mid Growth Fund -
     Class A                               0.64%             0.25%                  %             %            %           %
     Class C                               0.64%             1.00%                  %             %            %           %
  Growth and Income Fund -
     Class A                               0.62%             0.25%                  %             %            %           %
     Class C                               0.62%             1.00%                  %             %            %           %
  Fundamental Equity Fund(10) -
     Class A                               0.60%             0.25%                  %             %            %           %
     Class C                               0.60%             1.00%                  %             %            %           %
  Contrarian Fund(11) -
     Class A                               0.64%             0.25%                  %             %            %           %
     Class C                               0.64%             1.00%                  %             %            %           %
  Balanced Fund -
     Class A                               0.55%             0.25%                  %             %            %           %
     Class C                               0.55%             1.00%                  %             %            %           %
  RISK-MANAGED
  Risk-Managed Growth Fund -
     Class A                               0.50%             0.25%                  %             %            %           %
     Class C                               0.50%             1.00%                  %             %            %           %
  Risk-Managed Core Fund(11) -
     Class A                               0.50%             0.25%                  %             %            %           %
     Class C                               0.50%             1.00%                  %             %            %           %
  Risk-Managed Value Fund -
     Class A                               0.50%             0.25%                  %             %(12)        %           %(12)
     Class C                               0.50%             1.00%                  %             %(12)        %           %(12)


                                                         Risk/return summary  85

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                                           Total Annual             Net Annual
                                                                                               Fund                    Fund
                                     Management   Distribution/Service      Other           Operating     Expense    Operating
                                       Fee(6)       (12b-1) Fees(7)      Expenses(8)       Expenses(9)    Waivers   Expenses(9)
  VALUE
   Mid Cap Value Fund(11) -
     Class A                            0.64%             0.25%                 %                  %           %           %
     Class C                            0.64%             1.00%                 %                  %           %           %
   Small Company Value Fund -
     Class A                            0.74%             0.25%                 %                  %           %           %
     Class C                            0.74%             1.00%                 %                  %           %           %
  INTERNATIONAL & GLOBAL
   Worldwide Fund(11)* -
     Class A                            0.60%             0.25%                 %                  %           %           %
     Class C                            0.60%             1.00%                 %                  %           %           %
   International Equity Fund(11) -
     Class A                            0.68%             0.25%             0.75%(13)          1.68%       0.18%       1.50%
     Class C                            0.68%             1.00%             0.75%(13)          2.43%       0.18%       2.25%
   International Growth Fund -
     Class A                            0.64%             0.25%                 %                  %           %           %
     Class C                            0.64%             1.00%                 %                  %           %           %
  ALTERNATIVE
   Long/Short Fund -
     Class A                                %                 %                 %(13)(14)          %(12)       %           %(12)
     Class C                                %                 %                 %(13)(14)          %(12)       %           %(12)
  BOND
   Flexible Bond Fund -
     Class A                            0.50%             0.25%                 %                  %           %           %
     Class C                            0.50%             1.00%                 %                  %           %           %
   High-Yield Fund -
     Class A                            0.65%             0.25%                 %                  %           %           %
     Class C                            0.65%             1.00%                 %                  %           %           %
  MONEY MARKET
   Money Market Fund(15) -
     Class A                            0.25%             0.25%                 %                  %                       %
     Class C                            0.25%             0.25%(16)             %                  %                       %



  (1) Your financial intermediary may charge you a separate or additional fee for purchases and sales of shares.

  (2) Sales charge may be waived for certain investors.
  (3) Class A Shares and Class C Shares of Money Market Fund are not available for initial purchase, only for exchanges.
  (4) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
  (5) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors.

  (6) The "Management Fee" is the investment advisory fee paid by each Fund to Janus Capital.


  (7) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.


  (8) Other Expenses may include networking and/or omnibus account fees charged by intermediaries with respect to processing orders in Fund shares.


  (9) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses, with the exception of Money Market Fund, (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until December 1, 2007. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.


 (10) Formerly named Core Equity Fund.




 86 Janus Adviser Series

 (11) Effective January 1, 2006 for Risk-Managed Core Fund, and effective February 1, 2006 for Contrarian Fund, Mid Cap Value Fund, and Worldwide Fund, each Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. In addition, International Equity Fund has a performance-based investment advisory fee with a fee rate that is subject to an upward or downward adjustment effective December 1, 2007, based upon the Fund's performance relative to its benchmark index. Details discussing performance fees are included in the "Management Expenses" section of this Prospectus with further description in the Statement of Additional Information. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may effect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital. Unless terminated, revised, or extended, each Fund's expense limit agreement will be in effect until December 1, 2007, with the exception of the agreement for International Equity Fund, which will be in effect until December 1, 2008.


 (12) For a period of three years subsequent to the Fund's commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.


 (13) Since the Fund had not commenced operations as of July 31, 2006, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.


 (14) In addition, upon completion of the Fund's first fiscal period, Other Expenses will include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.


 (15) Janus Capital has agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.36%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.


 (16) Janus Distributors LLC has agreed to a waiver that will reduce the amount of 12b-1 fees payable by Money Market Fund from 1.00% on Class C Shares to 0.25%. This waiver will continue until at least December 1, 2007.


  * The Fund's investment advisory agreement with Janus Capital provides for the payment by the Fund of a base fee at the annual rate of 0.60% of the average daily net assets of the Fund ("Base Fee"), subject to a performance fee adjustment commencing February 1, 2007. The performance fee adjustment is based on the total return performance of the Fund's load-waived Class A Shares ("Fund Performance") as compared to the performance of the Fund's benchmark, the MSCI World Index(SM) ("Benchmark Performance"). Additionally, for the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital has contractually agreed to waive its right to receive a portion of the Base Fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver will apply for any calendar month in the Waiver Period if Fund Performance for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the Base Fee, is less than Benchmark Performance for that period.


                                                         Risk/return summary  87

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. All of the examples assume that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year, and that the Fund's operating expenses without waivers remain the same. The first example assumes that you redeem all of your shares at the end of each period. The second example assumes that you keep your shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                 1 Year(1)(2)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
  IF CLASS A SHARES ARE REDEEMED:                --------------------------------------------------------------
  GROWTH & CORE
    Large Cap Growth Fund - Class A
    Forty Fund - Class A
    Orion Fund - Class A
    Mid Cap Growth Fund - Class A
    Small-Mid Growth Fund - Class A
    Growth and Income Fund - Class A
    Fundamental Equity Fund(4) - Class A
    Contrarian Fund* - Class A
    Balanced Fund - Class A
  RISK-MANAGED
    Risk-Managed Growth Fund - Class A
    Risk-Managed Core Fund* - Class A
    Risk-Managed Value Fund - Class A
  VALUE
    Mid Cap Value Fund* - Class A
    Small Company Value Fund - Class A
  INTERNATIONAL & GLOBAL
    Worldwide Fund* - Class A
    International Equity Fund* - Class A           $   736         $ 1,074              --               --
    International Growth Fund - Class A
  ALTERNATIVE
    Long/Short Fund - Class A
  BOND
    Flexible Bond Fund - Class A
    High-Yield Fund - Class A
  MONEY MARKET
    Money Market Fund - Class A


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                                                   1 Year(5)   3 Years(3)   5 Years(3)   10 Years(3)
  IF CLASS C SHARES ARE REDEEMED:                  -------------------------------------------------
  GROWTH & CORE
    Large Cap Growth Fund - Class C
    Forty Fund - Class C
    Orion Fund - Class C
    Mid Cap Growth Fund - Class C
    Small-Mid Growth Fund - Class C
    Growth and Income Fund - Class C
    Fundamental Equity Fund(4) - Class C
    Contrarian Fund* - Class C
    Balanced Fund - Class C
  RISK-MANAGED
    Risk-Managed Growth Fund - Class C
    Risk-Managed Core Fund* - Class C
    Risk-Managed Value Fund - Class C
  VALUE
    Mid Cap Value Fund* - Class C
    Small Company Value Fund - Class C
  INTERNATIONAL & GLOBAL
    Worldwide Fund* - Class C
    International Equity Fund* - Class C            $  346      $    758           --           --
    International Growth Fund - Class C
  ALTERNATIVE
    Long/Short Fund - Class C
  BOND
    Flexible Bond Fund - Class C
    High-Yield Fund - Class C
  MONEY MARKET
    Money Market Fund - Class C



                                             1 Year(1)(3)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
  IF CLASS A SHARES ARE NOT REDEEMED:        -------------------------------------------------------------
  GROWTH & CORE
    Large Cap Growth Fund - Class A
    Forty Fund - Class A
    Orion Fund - Class A
    Mid Cap Growth Fund - Class A
    Small-Mid Growth Fund - Class A
    Growth and Income Fund - Class A
    Fundamental Equity Fund(4) - Class A
    Contrarian Fund* - Class A
    Balanced Fund - Class A
  RISK-MANAGED
    Risk-Managed Growth Fund - Class A
    Risk-Managed Core Fund* - Class A
    Risk-Managed Value Fund - Class A
  VALUE
    Mid Cap Value Fund* - Class A
    Small Company Value Fund - Class A
  INTERNATIONAL & GLOBAL
    Worldwide Fund* - Class A
    International Equity Fund* - Class A       $   736         $ 1,074              --              --
    International Growth Fund - Class A
  ALTERNATIVE
    Long/Short Fund - Class A
  BOND
    Flexible Bond Fund - Class A
    High-Yield Fund - Class A
  MONEY MARKET
    Money Market Fund - Class A


                                                         Risk/return summary  89

                                                   1 Year(3)   3 Years(3)   5 Years(3)   10 Years(3)
  IF CLASS C SHARES ARE NOT REDEEMED:              -------------------------------------------------
  GROWTH & CORE
    Large Cap Growth Fund - Class C
    Forty Fund - Class C
    Orion Fund - Class C
    Mid Cap Growth Fund - Class C
    Small-Mid Growth Fund - Class C
    Growth and Income Fund - Class C
    Fundamental Equity Fund(4) - Class C
    Contrarian Fund* - Class C
    Balanced Fund - Class C
  RISK-MANAGED
    Risk-Managed Growth Fund - Class C
    Risk-Managed Core Fund* - Class C
    Risk-Managed Value Fund - Class C
  VALUE
    Mid Cap Value Fund* - Class C
    Small Company Value Fund - Class C
  INTERNATIONAL & GLOBAL
    Worldwide Fund* - Class C
    International Equity Fund* - Class C             $ 246      $   758           --            --
    International Growth Fund - Class C
  ALTERNATIVE
    Long/Short Fund - Class C
  BOND
    Flexible Bond Fund - Class C
    High-Yield Fund - Class C
  MONEY MARKET
    Money Market Fund - Class C



  * The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

 (1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for all Funds except Money Market Fund, which is only available through an exchange from another Fund and not available for initial purchase. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
 (2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
 (3) Contingent deferred sales charge not applicable.

 (4) Formerly named Core Equity Fund.




 (5) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors.


 Ongoing expenses associated with Class C Shares, over time, may exceed those of Class A Shares.

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PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUNDS OTHER THAN MONEY MARKET FUND

   This section takes a closer look at the Funds' principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Funds' principal investment strategies.


1. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS MANAGED BY JANUS, INCLUDING LONG POSITIONS FOR LONG/SHORT FUND?



   Unless its investment objective or policies prescribe otherwise, each of the Funds, with the exception of Flexible Bond Fund and High-Yield Fund, may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. With respect to long positions, the Long/Short Fund invests in equity securities, primarily common stocks, that the investment personnel believe will appreciate in value. The investment personnel of the Funds generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Funds may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.

   Growth and Income Fund and Balanced Fund may each emphasize varying degrees of income. In the case of Growth and Income Fund and Balanced Fund, the investment personnel may consider dividend-paying characteristics to a greater degree in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their objectives.


                                   Principal investment strategies and risks  91

   Contrarian Fund and Long/Short Fund emphasize investments in companies with attractive prices compared to their free cash flow. The investment personnel will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.



   Small Company Value Fund's investment personnel use fundamental analysis and proprietary valuation models to select a core holding of stocks for the Fund. The Fund's investment personnel generally look for companies with reasonably solid fundamentals that are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow, or franchise value. To a certain degree, Small Company Value Fund invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery.


2. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR MID CAP VALUE FUND?


   Mid Cap Value Fund's investment personnel focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The investment personnel of Mid Cap Value Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.



3. HOW DOES LONG/SHORT FUND SELECT SHORT POSITIONS?


   The investment personnel generally select short positions by utilizing fundamental research. The investment personnel focus on structurally disadvantaged companies operating in challenged industries with high valuations. The investment personnel sell short securities of companies that have unsustainable cash generation, poor capital structure, returns below their cost of capital, or share prices that reflect unrealistic expectations of the company's future opportunities. The investment personnel may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the investment personnel believe they have in a long position in the portfolio.


4. ARE THE SAME CRITERIA USED BY JANUS AND PERKINS TO SELECT FOREIGN SECURITIES?


   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such

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   as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.


5. HOW ARE COMMON STOCKS SELECTED BY INTECH FOR THE RISK-MANAGED FUNDS?



   INTECH applies a mathematical investment process to construct an investment portfolio for each Risk-Managed Fund. INTECH developed the formulas underlying this mathematical investment process.



   The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of each Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical investment process involves:


   - selecting stocks primarily from stocks within a Fund's benchmark;

   - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and

   - monitoring the total risk and volatility of a Fund's holdings with respect to its benchmark index.


   INTECH seeks to outperform each Fund's benchmark index through its mathematical investment process. INTECH seeks to identify stocks for each Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.


   The Funds may use exchange-traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


6. ARE THE SAME CRITERIA USED BY INTECH TO SELECT FOREIGN SECURITIES?



   Generally, yes. To the extent that foreign securities may be included in a Fund's benchmark index, INTECH's mathematical investment process may select foreign securities from within the applicable benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Funds may invest.


                                   Principal investment strategies and risks  93

7. WHAT DOES "MARKET CAPITALIZATION" MEAN?


   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Mid Cap Value Fund, and Small Company Value Fund. The other Funds offered by this Prospectus do not emphasize investments in companies of any particular size.


8. HOW DO THE INVESTMENT PERSONNEL OF CONTRARIAN FUND, MID CAP VALUE FUND, SMALL COMPANY VALUE FUND, AND LONG/SHORT FUND DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?


   A company may be undervalued when, in the opinion of the investment personnel, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The investment personnel believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.


   Conversely, with respect to Long/Short Fund, shares of a company may be overvalued when, in the opinion of the investment personnel, they are selling for a price that is above their intrinsic worth. A company may be overvalued due to market or economic conditions, unrealistic expectations of the company's future opportunities, unsustainable cash generation, or other factors.



9. WHAT DOES "NET LONG" MEAN WITH RESPECT TO LONG/SHORT FUND?



   Long/Short Fund is "net long" when the Fund's assets committed to long positions exceed those committed to short positions.



10. WHAT IS "LEVERAGE"?



   Leverage is when a Fund increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, Long/Short Fund's short sales effectively leverage the Fund's assets. The use of leverage may make any change in the Fund's NAV even greater and thus result in increased volatility of returns. The Fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower the Fund's overall returns.


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11. WHAT IS A "SPECIAL SITUATION"?


   Certain Funds may invest in special situations or turnarounds. A special situation arises when the investment personnel believe that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


12. HOW DO GROWTH AND INCOME FUND AND BALANCED FUND DIFFER FROM EACH OTHER?



   Growth and Income Fund will normally invest at least 25% of its net assets in securities the investment personnel believe have income potential. Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. As a result, Balanced Fund is expected to be less volatile than Growth and Income Fund. Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Fund.



13. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?



   Growth and Income Fund and Balanced Fund shift assets to varying degrees between the growth and income components of their portfolio holdings based on the investment personnel's analyses of relevant market, financial, and economic conditions. If the investment personnel believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component. Growth and Income Fund's growth component will normally be up to 75% of its net assets. Balanced Fund's growth component will normally be 50-60% of its net assets. In addition, the Funds' income component may consist of dividend-paying stocks which exhibit growth characteristics.


                                   Principal investment strategies and risks  95

14. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?


   The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential.


15. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?



   Growth and Income Fund's income component will consist largely of equities and other securities that the investment personnel believe have income potential. Such securities may include equity securities, convertible securities, equity derivatives, and all types of debt securities.



   Equity securities may be included in the income component of a Fund if they currently pay dividends or the investment personnel believe they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Growth and Income Fund's income component may also exhibit growth characteristics. Growth and Income Fund's income component may consist of structured securities such as equity-linked structured notes. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. Equity-linked structured notes are further described in the "Glossary of Investment Terms." The income component of Balanced Fund's holdings will consist primarily of fixed-income securities.



16. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY GROWTH AND INCOME FUND, BALANCED FUND, FLEXIBLE BOND FUND, OR HIGH-YIELD FUND INVESTMENT?



   Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. The income component of Growth and Income Fund's and Balanced Fund's holdings may include fixed-income securities.


 96 Janus Adviser Series

17. HOW DO FLEXIBLE BOND FUND AND HIGH-YIELD FUND MANAGE INTEREST RATE RISK?



   The investment personnel may vary the average-weighted effective maturity of the portfolios to reflect their analysis of interest rate trends and other factors. The Funds' average-weighted effective maturity will tend to be shorter when the investment personnel expect interest rates to rise and longer when the investment personnel expect interest rates to fall. The Funds may also use futures, options, and other derivatives to manage interest rate risk.



18. WHAT IS MEANT BY FLEXIBLE BOND FUND'S AND HIGH-YIELD FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?


   The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds in a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.


19. WHAT IS MEANT BY FLEXIBLE BOND FUND'S AND HIGH-YIELD FUND'S "DURATION"?


   A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.


20. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?


   A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.


21. WHAT ARE U.S. GOVERNMENT SECURITIES?


   Certain Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to

                                   Principal investment strategies and risks  97
   borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS COMMON TO ALL NON-MONEY MARKET FUNDS


   Because the Funds, with the exception of Flexible Bond Fund and High-Yield Fund, may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. Because Long/Short Fund takes both long and short positions, the main risk is the risk that the value of the securities held long might decrease and the value of securities sold short might increase in response to the activities of an individual company or in response to general market and/or economic conditions.


   A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

   Because Flexible Bond Fund and High-Yield Fund invest substantially all of their assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Funds' performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.


   Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management, and potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa). Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks.


   Janus Capital is the adviser to the Funds and the Janus Smart Portfolios, a series of "funds of funds," which may invest in certain Funds. Because Janus Capital is

 98 Janus Adviser Series
   the adviser to the Janus Smart Portfolios and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such Funds. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause a Fund's expenses to increase due to a resulting smaller asset base. In addition, the Janus Smart Portfolios' portfolio manager has regular and continuous access to the holdings of the Funds, as well as knowledge of investment strategies and techniques of the Funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios.

   The officers and Trustees of the Trust also serve as officers and Trustees of the Janus Smart Portfolios. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Smart Portfolios and the Funds.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS OF NON-MONEY MARKET FUNDS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because

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   Small Company Value Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.


2. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF FORTY FUND, ORION FUND, CONTRARIAN FUND, AND LONG/SHORT FUND AFFECT THE FUNDS' RISK PROFILE?



   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a nondiversified fund more flexibility to focus its investments in the most attractive companies identified by the investment personnel. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund. Since Forty Fund normally invests primarily in a core portfolio of 20-40 common stocks, this risk may be increased.


3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?


   If the investment personnel's perception of a company's worth is not realized in the time frame they expect, the overall performance of Contrarian Fund, Mid Cap Value Fund, Small Company Value Fund, and Long/Short Fund may suffer. In general, the investment personnel believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.



4. WHAT ARE THE RISKS ASSOCIATED WITH LONG POSITIONS IN EQUITY SECURITIES?


   The Funds will take long positions in equity investments consistent with each Fund's investment objective and strategies. A long position in equities is subject to the risk that a particular stock, an underlying fund, an industry, or stocks in general may fall in value. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions, and market liquidity.


5. WHAT ARE THE RISKS ASSOCIATED WITH SHORT SALES?



   The Funds, particularly Long/Short Fund, may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request that the borrowed securities be returned to it on short


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   notice, and a Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a Fund will have to cover its short sale at an unfavorable price. If that happens, a Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale. Due to local restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited. Although Janus Capital has extensive experience managing mutual funds and institutional accounts, it has not previously managed a long/short strategy. Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach to a long/short strategy.



6. WHAT ARE THE RISKS ASSOCIATED WITH BORROWING?



   Because the Funds, particularly Long/Short Fund, may borrow money from banks for investment purposes, commonly referred to as "leveraging," a Funds' exposure to fluctuations in the prices of these securities is increased in relation to the Fund's capital. A Fund's borrowing activities will exaggerate any increase or decrease in the NAV of the Fund. In addition, the interest which a Fund must pay on borrowed money together with any additional fees to maintain a line of credit or any minimum average balances, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of a Fund compared with what it would have been without borrowing.



7. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?


   Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.


8. HOW IS CREDIT QUALITY MEASURED?


   Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit

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   risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.


9. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


   Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market

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     securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


10. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?



   Within the parameters of their specific investment policies, the Funds, particularly Worldwide Fund and International Growth Fund, may invest an unlimited amount of their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM). International Equity Fund will normally limit its investments in emerging market countries to 15% of its net assets.


   To the extent that a Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Funds' shareholder reports and in the Funds' Form N-Q, which are filed with the SEC.

   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.


11. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?


   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse

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   developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Because High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

   Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.


12. HOW DO THE FUNDS TRY TO REDUCE RISK?



   The Funds may use futures, options, swap agreements (including, but not limited to, credit default swaps with respect to Flexible Bond Fund and High-Yield Fund and short sales with respect to Long/Short Fund), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.


   The Risk-Managed Funds' subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

   The Risk-Managed Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and may invest in exchange-traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds.

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13. WHAT IS "INDUSTRY RISK"?


   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES OF THE FUNDS OTHER THAN MONEY MARKET FUND

   Unless otherwise stated, each of the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION

   The Risk-Managed Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Risk-Managed Funds may use exchange-traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds.



   Except as described above for the Risk-Managed Funds, the Funds may not always stay fully invested in stocks or bonds. For example, when the investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.


   In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in

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   certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS


   Unless otherwise stated within its specific investment policies, each Fund, with the exception of Flexible Bond Fund and High-Yield Fund, may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objectives. These securities and strategies may include:


   - debt securities

   - indexed/structured securities


   - high-yield/high-risk bonds (20% or less of Large Cap Growth Fund's, Mid Cap Growth Fund's, Small-Mid Growth Fund's, Fundamental Equity Fund's, Contrarian Fund's, Mid Cap Value Fund's, Small Company Value Fund's, and International Equity Fund's assets and 35% or less of each of the other Fund's assets, with the exception of the Risk-Managed Funds, which do not intend to invest in high-yield/high-risk bonds)



   - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps for Long/Short Fund only, with values not to exceed 10% of the net assets of the Fund), participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs



   - short sales "against the box" and "naked" short sales (no more than 8% of a Fund's assets, with the exception of Long/Short Fund, may be invested in naked short sales), with the exception of the Risk-Managed Funds, which do not intend to invest in short sales


   - securities purchased on a when-issued, delayed delivery, or forward commitment basis


   - bank loans, which may be acquired through loan participations and assignments (for Balanced Fund and Long/Short Fund only; no more than 20%


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     of Balanced Fund's total assets and no more than 5% of Long/Short Fund's total assets)



   Unless otherwise stated within their specific investment policies, Flexible Bond Fund and High-Yield Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objectives. These securities and strategies may include:



   - equity securities




   - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls (without limit)

   - zero coupon, pay-in-kind, and step coupon securities (without limit)


   - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps with values not to exceed 10% of the net assets of a
     Fund), participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - securities purchased on a when-issued, delayed delivery, or forward commitment basis


   - bank loans, which may be acquired through loan participations and assignments (no more than 20% of a Fund's total assets)


   ILLIQUID INVESTMENTS
   Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit. The Risk-Managed Funds do not intend to invest in illiquid investments.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly

                                  Principal investment strategies and risks  107
   traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies. The Risk-Managed Funds' investments in foreign securities are limited to the extent those securities are included in their respective benchmark indices.


   SPECIAL SITUATIONS
   Certain Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Funds may seek to earn additional income through securities lending. Certain Funds may lend their portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes

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   in the size of a Fund, the nature of a Fund's investments, and the investment style of the investment personnel. Changes are made in a Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


   The Risk-Managed Funds generally intend to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's mathematical investment process, the Funds may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Funds, and the nature of the Funds' investments. Portfolio turnover rates are not a factor in making buy and sell decisions.



   The rebalancing techniques used by the Risk-Managed Funds may result in a higher portfolio turnover compared to a "buy and hold" fund strategy. INTECH periodically rebalances the stocks in the portfolios to their target weighting versus each Fund's benchmark index, as determined by INTECH's mathematical investment process.



   Due to the nature of the securities in which Flexible Bond Fund and High-Yield Fund invest, these Funds may have relatively high portfolio turnover compared to other Funds.


   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

                                  Principal investment strategies and risks  109

MONEY MARKET FUND

   This section takes a closer look at Money Market Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.


   Money Market Fund is subject to certain specific SEC rule requirements. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended).


PRINCIPAL INVESTMENT STRATEGIES AND RISKS

TYPES OF INVESTMENTS

   Money Market Fund invests primarily in:

   - high quality debt obligations

   - obligations of financial institutions

   The Fund may also invest (to a lesser degree) in:


   - U.S. Government securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)


   - municipal securities

   - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment

   DEBT OBLIGATIONS

   The Fund may invest in U.S. dollar-denominated debt obligations. Debt obligations include:

   - commercial paper

   - notes and bonds

   - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party, or solely by the unsecured promise of the issuer to make payments when due)

   - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

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   OBLIGATIONS OF FINANCIAL INSTITUTIONS

   Examples of obligations of financial institutions include:

   - negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

   - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.)

   - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

   Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

INVESTMENT TECHNIQUES

   The following is a description of other investment techniques that Money Market Fund may use:

   PARTICIPATION INTERESTS
   A participation interest gives Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

   DEMAND FEATURES
   Demand features give Money Market Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality, and provide a source of liquidity.

   Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of Money Market Fund's investments may be dependent in part on the credit quality of the banks supporting Money Market Fund's investments. This will result in exposure to risks pertaining to the banking industry, including the

                                  Principal investment strategies and risks  111
   foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

   VARIABLE AND FLOATING RATE SECURITIES
   Money Market Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

   MORTGAGE- AND ASSET-BACKED SECURITIES
   Money Market Fund may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entities. The Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases, or credit card receivables.

   Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.


   SECURITIES LENDING

   The Fund may seek to earn additional income through securities lending. Certain funds may lend their portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   REPURCHASE AGREEMENTS
   Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

   If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

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MANAGEMENT OF THE FUNDS
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INVESTMENT ADVISER


   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments for all the Funds except Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, and Mid Cap Value Fund. INTECH is responsible for the day-to-day management of the investment portfolios of Risk-Managed Growth Fund, Risk-Managed Core Fund, and Risk-Managed Value Fund. Perkins is responsible for the day-to-day management of the investment portfolio of Mid Cap Value Fund. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of all the Funds.


   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for Class A and Class C Shares of the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. These payments currently range up to 25 basis points on sales and up to 20 basis points on assets and are subject to change. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the potential size of an institutional relationship, expected gross and/or net sales generated by the relationship, and the anticipated profitability of sales through the institutional relationship. These requirements may from time to time change. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

                                                    Management of the Funds  113

   For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell Shares of the Funds.

 114 Janus Adviser Series

MANAGEMENT EXPENSES


   Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that the Funds must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing the Risk-Managed Funds. Mid Cap Value Fund pays Perkins a subadvisory fee directly for managing the Fund.



   Each Fund incurs expenses not assumed by Janus Capital, including any distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee schedule (expressed as an annual rate) for each Fund, as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (net of fee waivers) based on each Fund's average net assets. Under the advisory agreement with Janus Capital and the subadvisory agreement with Perkins, Mid Cap Value Fund paid Janus Capital and Perkins management fees. The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees (as applicable) paid by a Fund. [TO BE UPDATED BY AMENDMENT]



                                                                            Actual Investment
                                                        Contractual         Advisory Fee (%)
                                  Average Daily     Investment Advisory   (for the Fiscal Year
                                   Net Assets           Fee (%)(1)           Ended July 31,
Fund                                 of Fund           (annual rate)              2006)
-----------------------------------------------------------------------------------------------
GROWTH & CORE
      Large Cap Growth Fund     All Asset Levels           0.64
      Forty Fund                All Asset Levels           0.64
      Orion Fund                All Asset Levels           0.64
      Mid Cap Growth Fund       All Asset Levels           0.64
      Small-Mid Growth Fund     All Asset Levels           0.64
      Growth and Income Fund    All Asset Levels           0.62
      Fundamental Equity
        Fund(2)                 All Asset Levels           0.60
      Contrarian Fund(3)        All Asset Levels           0.64
      Balanced Fund             All Asset Levels           0.55
RISK-MANAGED
      Risk-Managed Growth Fund  All Asset Levels           0.50
      Risk-Managed Core
        Fund(3)                 All Asset Levels           0.50
      Risk-Managed Value Fund   All Asset Levels           0.50
VALUE
      Mid Cap Value Fund(3)     All Asset Levels           0.64
      Small Company Value Fund  All Asset Levels           0.74
INTERNATIONAL & GLOBAL
      Worldwide Fund(3)         All Asset Levels           0.60
      International Equity
        Fund(3)                 All Asset Levels           0.68                    N/A(7)
      International Growth
        Fund                    All Asset Levels           0.64
ALTERNATIVE
      Long/Short Fund           All Asset Levels           1.25                    N/A(7)


                                                    Management of the Funds  115

                                                                            Actual Investment
                                                        Contractual         Advisory Fee (%)
                                  Average Daily     Investment Advisory   (for the Fiscal Year
                                   Net Assets           Fee (%)(1)           Ended July 31,
Fund                                 of Fund           (annual rate)              2006)
-----------------------------------------------------------------------------------------------
BOND
                                First $300
      Flexible Bond Fund        Million                    0.50
                                Over $300 Million          0.40
                                First $300
      High-Yield Fund           Million                    0.65
                                Over $300 Million          0.55
MONEY MARKET
      Money Market Fund(4)(5)   All Asset Levels           0.25
-----------------------------------------------------------------------------------------------



(1) Janus Capital has agreed to limit each Fund's total operating expenses, with the exception of Money Market Fund, (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to certain levels until December 1, 2007. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waivers are not reflected in the fee rates shown.


(2) Formerly named Core Equity Fund.


(3) Effective January 1, 2006 for Risk-Managed Core Fund, effective February 1, 2006 for Contrarian Fund, Mid Cap Value Fund, and Worldwide Fund, and effective December 1, 2006 for International Equity Fund, each Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing this performance fee are included below with further description in the Statement of Additional Information.


(4) Janus Distributors LLC has agreed to a waiver that will reduce the amount of 12b-1 fees payable by Money Market Fund for Class C Shares from 1.00% to 0.25%. This waiver will continue until at least December 1, 2007. This waiver is not factored into and does not affect the expense limit agreed to by Janus Capital.


(5) Janus Capital has agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.36%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.


(6) For the fiscal year ended July 31, 2006, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The Fund's fee waiver exceeded the investment advisory fee.


(7) Since the Fund did not commence operations as of July 31, 2006, no Actual Investment Advisory Fee information is available.



   A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements (as applicable) is included in the Funds' semiannual and annual reports to shareholders.


 116 Janus Adviser Series

   For Risk-Managed Core Fund, Contrarian Fund, Mid Cap Value Fund, Worldwide Fund, and International Equity Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment (described in further detail below). The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well Risk-Managed Core Fund has performed relative to the S&P 500(R) Index or Contrarian Fund has performed relative to the S&P 500(R) Index or Mid Cap Value Fund has performed relative to the Russell Midcap(R) Value Index or Worldwide Fund has performed relative to the MSCI World Index(SM) or International Equity Fund performs relative to the MSCI EAFE(R) Index. Only the base fee rate will apply until January 2007 for Risk-Managed Core Fund, until February 2007 for Contrarian Fund, Mid Cap Value Fund, and Worldwide Fund, and until December 2007 for International Equity Fund, at which time the performance adjustment is applied.



   Investment Advisory Fee = Base Fee +/- Performance Adjustment



   The investment advisory fee paid to Janus Capital by each of Risk-Managed Core Fund, Contrarian Fund, Mid Cap Value Fund, Worldwide Fund, and International Equity Fund consists of two components: (1) a base fee calculated by applying the current specified fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, the Performance Adjustment will apply beginning January 2007 for Risk-Managed Core Fund, February 2007 for Contrarian Fund, Mid Cap Value Fund, and Worldwide Fund, and December 2007 for International Equity Fund.



   No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The benchmark index for Risk-Managed Core Fund is the S&P 500(R) Index, for Contrarian Fund is the S&P 500(R) Index, for Mid Cap Value Fund is the Russell Midcap(R) Value Index, for Worldwide Fund is the MSCI World Index(SM), and for International Equity Fund is the MSCI EAFE(R) Index. Because the Performance Adjustment is tied to a Fund's relative


                                                    Management of the Funds  117
   performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.



   The investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.



   The Funds' Statement of Additional Information contains additional information about performance-based fees.




 118 Janus Adviser Series

SUBADVISERS


   ENHANCED INVESTMENT TECHNOLOGIES, LLC serves as subadviser to Risk-Managed Growth Fund, Risk-Managed Core Fund, and Risk-Managed Value Fund. INTECH, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Risk-Managed Funds. Janus Capital indirectly owns approximately 82.5% of the outstanding voting shares of INTECH.



   PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to Mid Cap Value Fund, and has served in such capacity since the Fund's inception. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.


                                                    Management of the Funds  119

INVESTMENT PERSONNEL

   Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS PORTFOLIO MANAGERS


JONATHAN D. COLEMAN, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Mid Cap Growth Fund, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.



DAVID J. CORKINS

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Large Cap Growth Fund, which he has managed since February 2006. Mr. Corkins was Portfolio Manager of Janus Adviser Growth and Income Fund from August 2000 to December 2003. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master's degree in Business Administration from Columbia University.



DAVID C. DECKER, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Contrarian Fund, which he has managed since its inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.


 120 Janus Adviser Series

JAKOB V. HOLM, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Small Company Value Fund, which he has managed or co-managed since its inception. Mr. Holm is also Portfolio Manager of other Janus accounts. He joined Janus Capital in July 2005. Prior to joining Janus Capital, Mr. Holm co-managed the Fund (2002-2005) and worked as a research analyst, analyzing equity and fixed-income securities (2000-2005) at Bay Isle Financial LLC. He holds a Bachelor of Arts degree in Economics from Augustana College and a Master of International Management degree from Thunderbird, The Garvin School of International Management. Mr. Holm holds the Chartered Financial Analyst designation.



BRENT A. LYNN, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser International Growth Fund, which he has managed or co-managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.



CHAD MEADE

--------------------------------------------------------------------------------

     is Co-Portfolio Manager of Janus Adviser Small-Mid Growth Fund, which he has co-managed since July 2006. Mr. Meade also performs duties as a research analyst. Mr. Meade joined Janus Capital in August 2001 as an equity research analyst. Prior to joining Janus Capital, Mr. Meade worked as a financial analyst for Goldman Sachs' global investment research team. He holds a Bachelor's degree (summa cum laude) in Finance from Virginia Tech. Mr. Meade and Brian A. Schaub are jointly responsible for the day-to-day management of the Fund's portfolio. Neither Mr. Meade nor Mr. Schaub has any limitations on his role.


                                                    Management of the Funds  121

MARC PINTO, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. Mr. Pinto and Gibson Smith are jointly responsible for the day-to-day management of Janus Adviser Balanced Fund. Mr. Pinto focuses on the equity portion of the Fund. He holds the Chartered Financial Analyst designation.





RON SACHS, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Orion Fund, which he has managed since inception. Mr. Sachs was Portfolio Manager of Janus Adviser Small-Mid Growth Fund from August 2005 to June 2006. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Mr. Sachs holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.



BRIAN A. SCHAUB, CFA

--------------------------------------------------------------------------------

     is Co-Portfolio Manager of Janus Adviser Small-Mid Growth Fund, which he has co-managed since July 2006. Mr. Schaub also performs duties as a research analyst. Mr. Schaub joined Janus Capital in June 2000 as an equity research analyst. He holds a Bachelor's degree (cum laude) in Economics from Williams College. Mr. Schaub and Chad Meade are jointly responsible for the day-to-day management of the Fund's portfolio. Neither Mr. Schaub nor Mr. Meade has any limitations on his role. Mr. Schaub holds the Chartered Financial Analyst designation.


SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Forty Fund, which he has managed since its inception. Mr. Schoelzel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994. Mr. Schoelzel holds a Bachelor of Arts degree in Business from Colorado College.


 122 Janus Adviser Series

GIBSON SMITH
--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund and Portfolio Manager of Janus Adviser High-Yield Fund, which he has co-managed since May 2005 and managed since inception, respectively. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado. Mr. Smith and Marc Pinto are jointly responsible for the day-to-day management of Janus Adviser Balanced Fund. Mr. Smith focuses on the fixed-income portion of the Fund.



MINYOUNG SOHN, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Growth and Income Fund and Janus Adviser Fundamental Equity Fund, which he has managed since January 2004 and May 2005, respectively. Mr. Sohn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1998 as a research analyst. Mr. Sohn holds a Bachelor of Arts degree (cum laude) in Government and Economics from Dartmouth College. Mr. Sohn holds the Chartered Financial Analyst designation.



RONALD V. SPEAKER, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Flexible Bond Fund, which he has managed since its inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker holds the Chartered Financial Analyst designation.



J. ERIC THORDERSON, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Money Market Fund, which he has managed since January 2001. Mr. Thorderson is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson holds the Chartered Financial Analyst designation.


                                                    Management of the Funds  123

JASON P. YEE, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Worldwide Fund, which he has managed since July 2004. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992, working as a research analyst until April 1996. He re-joined Janus in April 2000 as a research analyst. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee holds the Chartered Financial Analyst designation.


 124 Janus Adviser Series

JANUS INVESTMENT TEAMS



INTERNATIONAL EQUITY INVESTMENT TEAM

--------------------------------------------------------------------------------

     A team of investment professionals, consisting of Doug Kirkpatrick, Julian Pick, and Laurent Saltiel, works together to select investments for the Fund. Members of the investment team are sector specialists and each member is individually responsible for a portion of the Fund's portfolio based on their sector expertise. The majority of the Fund's portfolio, however, is determined through consensus or approval of a majority of the investment team. Each member of the team is jointly responsible for the day-to-day management of the Fund.



     Doug Kirkpatrick, CFA, joined Janus Capital in 2001 as an equity research analyst. He is responsible for equity security analysis concentrating primarily on the industrials, information technology, utilities, consumer discretionary, and consumer staples sectors. Prior to joining Janus Capital, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP. He holds Bachelor's degrees in Mechanical Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston, and a Master of Business Administration degree from the University of California at Berkeley. Mr. Kirkpatrick holds the Chartered Financial Analyst designation. Julian Pick, CFA, joined Janus Capital in 1995, working as a research analyst until 2001. He re-joined Janus Capital in 2003. Mr. Pick is responsible for equity security analysis concentrating primarily on the financials and healthcare sectors. Prior to returning to Janus Capital in May 2003, he worked for Deutsche Asset Management in London, managing international and global stock portfolios for institutional clients. He holds a Bachelor's degree with distinction in Economics from George Mason University. Mr. Pick holds the Chartered Financial Analyst designation. Laurent Saltiel joined Janus Capital in 2002 as an equity research analyst. He is responsible for equity security analysis concentrating primarily on the energy, materials, telecommunication services, consumer discretionary, and consumer staples sectors. Prior to joining Janus Capital, he worked as an equity analyst at RS Investments in San Francisco researching medical devices and semiconductor capital equipment companies. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.




                                                    Management of the Funds  125

LONG/SHORT INVESTMENT TEAM
-----------------------------------------------------------------------------
     A team of investment professionals, consisting of David C. Decker, Dan Kozlowski, and Dan Riff, selects investments for the Fund. Each member of the team is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Decker, as team leader, has discretion over a larger percentage of fund assets and exercises final decision-making on the overall portfolio as necessary.


     David C. Decker, CFA, is Executive Vice President and is Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation. Dan Kozlowski, CFA, is an international equity research analyst, concentrating on the financial, retail, and media sectors on a global basis. He joined Janus Capital in 1999. He holds a Bachelor's degree (cum laude) in Business Administration from the University of Miami, a Master of Business Administration degree with concentrations in Finance and Accounting from the University of Chicago, and has studied at Sophia University's School of Comparative Culture in Tokyo, Japan. Mr. Kozlowski holds the Chartered Financial Analyst designation. Dan Riff is an equity research analyst covering healthcare, consumer staples, and industrial firms. Prior to joining Janus Capital in 2003, Mr. Riff was a strategy consultant focused on growth and innovation, working in Boston, London, and Johannesburg with consumer products, financial services, and healthcare firms. Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College, and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.


 126 Janus Adviser Series

INTECH INVESTMENT TEAM



     No one person of the investment team is primarily responsible for implementing the investment strategies of the Risk-Managed Funds. A team of investment professionals consisting of Dr. Robert Fernholz, David E. Hurley, Dr. Cary Maguire, and Joseph Runnels works together to implement the mathematical investment process.



     E. Robert Fernholz is Chief Investment Officer ("CIO") of INTECH. Dr. Fernholz joined INTECH in June of 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process. He has 25 years of investment experience. David E. Hurley, CFA, is Executive Vice President and Chief Operating Officer of INTECH. Mr. Hurley joined INTECH in January 1988. He received his B.S. in Engineering from the United States Military Academy. Mr. Hurley is responsible for daily oversight of all aspects of the investment process from a portfolio management perspective. Mr. Hurley has oversight, supervisory, and support responsibility for the day-to-day implementation of the portfolio management and trading process. Mr. Hurley holds the Chartered Financial Analyst designation. Cary Maguire is Senior Investment Officer of INTECH. Dr. Maguire joined INTECH in November 1991. He received his Ph.D. in Physics from Princeton University. He holds an M.B.A. from Southern Methodist University. Dr. Maguire is a Phi Beta Kappa graduate of Stanford with degrees in Chemistry and Music. Dr. Maguire implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements to the CIO. Joseph W. Runnels, CFA, is Vice President of Portfolio Management at INTECH. Mr. Runnels joined INTECH in June 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.


                                                    Management of the Funds  127

PERKINS PORTFOLIO MANAGERS


JEFFREY R. KAUTZ, CFA

--------------------------------------------------------------------------------

     is Co-Manager of Janus Adviser Mid Cap Value Fund, which he has managed since its inception. He is also Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. Previously, he was Portfolio Manager for Berger Mid Cap Value Fund. Mr. Kautz holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Kautz holds the Chartered Financial Analyst designation.




THOMAS M. PERKINS
--------------------------------------------------------------------------------

     has been the lead Co-Manager of Janus Adviser Mid Cap Value Fund since its inception. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was Portfolio Manager for Berger Mid Cap Value Fund. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University. Mr. Perkins is jointly and primarily responsible for the day-to-day management of the Fund, and as lead Co-Manager, exercises final decision-making authority over the Fund as necessary.


   Information about the compensation structure, other accounts managed, and the range of ownership of securities for certain of the Funds' investment personnel is included in the SAI.

 128 Janus Adviser Series

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY JANUS


   [TO BE UPDATED BY AMENDMENT]


   JANUS ADVISER ORION FUND COMPARABLE ACCOUNTS

   PERFORMANCE OF CONCENTRATED ALL CAP GROWTH COMPOSITE
   The following chart shows the historical performance of the Concentrated All Cap Growth Composite. The accounts in the Composite are managed by Ron Sachs and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Orion Fund. The Russell 3000(R) Growth Index is the benchmark index for the Fund and the Composite. In addition, the S&P 500(R) Index is a secondary benchmark for the Composite.


   As of September 30, 2006, the Concentrated All Cap Growth Composite consisted
   of      advisory accounts,      of which are mutual fund portfolios. As of
   this date, the total assets of the Concentrated All Cap Growth Composite were
   approximately $          . Janus Adviser Orion Fund is included in the
   Concentrated All Cap Growth Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Janus Adviser Orion Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.


                                                    Management of the Funds  129

   In addition, shareholders of Class A Shares of the Fund may be subject to certain sales charges upon purchases and/or a deferred sales charge upon certain redemptions, and shareholders of Class C Shares may be subject to a deferred sales charge upon certain redemptions. These are not payable by accounts in the Composite. If accounts in the Composite had been subject to these sales charges, then the performance of the Composite for the periods shown may have been lower. [TO BE UPDATED BY AMENDMENT]



                                        Average annual total return for periods ended 09/30/06
                                        ------------------------------------------------------
                                                       1 year    5 years    Since Inception(1)
    Concentrated All Cap Growth Composite
    Russell 3000(R) Growth Index(2)
    S&P 500(R) Index(3)
                                                       ------------------------------------


   (1) The inception date of the Composite was July 1, 2000. Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 130 Janus Adviser Series

   JANUS ADVISER CONTRARIAN FUND COMPARABLE ACCOUNTS

   PERFORMANCE OF JANUS CONTRARIAN COMPOSITE
   The following chart shows the historical performance of the Janus Contrarian Composite. The accounts in the Composite are managed by David Decker and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Contrarian Fund. The S&P 500(R) Index is the benchmark index for the Fund and the Composite.


   As of September 30, 2006, the Janus Contrarian Composite consisted of
   advisory accounts, including      mutual fund portfolios. As of this date,
   the total assets of the Janus Contrarian Composite were approximately
   $          . Janus Adviser Contrarian Fund is included in the Janus
   Contrarian Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Janus Adviser Contrarian Fund's fees and expenses are generally expected to be higher than those reflected in the Composite. In addition, except for the mutual fund accounts in the Composite, the fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Contrarian Fund. Therefore, if the Composite was subject to the fees and expenses payable by the Fund, then the performance of the Composite for the periods shown would be lower.


   Further, shareholders of Class A Shares of the Fund may be subject to certain sales charges upon purchases and/or a deferred sales charge upon certain redemptions, and shareholders of Class C Shares may be subject to a deferred sales charge upon certain redemptions. These are not payable by accounts in the Composite. If accounts in the Composite had been subject to these sales charges, then the performance of the Composite for the periods shown may have been lower.

                                                    Management of the Funds  131

   Except for the mutual fund accounts, the accounts in the Composite were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.



                                        Average annual total return for periods ended 09/30/06
                                        ------------------------------------------------------
                                                       1 year    5 years    Since Inception(1)
    Janus Contrarian Composite
    S&P 500(R) Index(2)
                                                       ------------------------------------


   (1) The inception date of the Composite was March 1, 2000. Total returns and expenses are not annualized for the first year of operations.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 132 Janus Adviser Series

   JANUS ADVISER INTERNATIONAL EQUITY FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF JANUS INTERNATIONAL EQUITY COMPOSITE


   The following chart shows the historical performance of the Janus International Equity Composite. The accounts in the Composite are managed by Doug Kirkpatrick, Julian Pick, and Laurent Saltiel and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser International Equity Fund. The Morgan Stanley Capital International EAFE(R) Index is the benchmark index for the Fund and the Composite. In addition, the Morgan Stanley Capital International EAFE(R) Growth Index is a secondary benchmark for the Composite.



   As of September 30, 2006, the Janus International Equity Composite consisted
   of      advisory accounts,      of which are mutual fund portfolios. As of
   this date, the total assets of the Janus International Equity Composite were
   approximately $          . Janus Adviser International Equity Fund will be
   included in the Janus International Equity Composite as of December 1, 2006. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the investment team, as well as the former portfolio managers, and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund. [TO BE UPDATED BY AMENDMENT]



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Janus Adviser International Equity Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.


                                                    Management of the Funds  133

   In addition, shareholders of Class A Shares of the Fund may be subject to certain sales charges upon purchases and/or a deferred sales charge upon certain redemptions, and shareholders of Class C Shares may be subject to a deferred sales charge upon certain redemptions. These are not payable by accounts in the Composite. If accounts in the Composite had been subject to these sales charges, then the performance of the Composite for the periods shown may have been lower. [TO BE UPDATED BY AMENDMENT]



                                  Average annual total return for periods ended 09/30/06
                                  ------------------------------------------------------
                                                                  1 year    Inception(1)
    Janus International Equity Composite(2)
    Morgan Stanley Capital International EAFE(R) Index(3)
    Morgan Stanley Capital International EAFE(R) Growth Index(4)
                                                                  --------------------



   (1) Effective June   , 2004, the Janus International Equity Composite adopted
       guidelines that are substantially similar to those of Janus Adviser International Equity Fund. Prior to this time, the Composite was managed under different guidelines.


   (2) Doug Kirkpatrick, Julian Pick and Laurent Saltiel have managed the Composite since March 2006.


   (3) The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.


   (4) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities.


 134 Janus Adviser Series

   JANUS ADVISER HIGH-YIELD FUND COMPARABLE ACCOUNTS

   PERFORMANCE OF JANUS HIGH-YIELD COMPOSITE
   The following chart shows the historical performance of the Janus High-Yield Composite. The accounts in the Composite are managed by Gibson Smith and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser High-Yield Fund. The Lehman Brothers High-Yield Bond Index is the benchmark index for the Fund and the Composite.


   As of September 30, 2006, the Janus High-Yield Composite consisted of
   advisory accounts,      of which are mutual fund portfolios. As of this date,
   the total assets of the Janus High-Yield Composite were approximately
   $          . Janus Adviser High-Yield Fund is included in the Janus
   High-Yield Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager, as well as the former portfolio manager, and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Janus Adviser High-Yield Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.



   In addition, shareholders of Class A Shares of the Fund may be subject to certain sales charges upon purchases and/or a deferred sales charge upon certain redemptions, and shareholders of Class C Shares may be subject to a deferred sales charge upon certain redemptions. These are not payable by accounts in the Composite. If accounts in the Composite had been subject to these sales charges, then the performance of the Composite for the periods shown may have been lower. [TO BE UPDATED BY AMENDMENT]



                                         Average annual total return for periods ended 09/30/06
                                         ------------------------------------------------------
                                                        1 year    5 years    Since Inception(1)
    Janus High-Yield Composite(2)
    Lehman Brothers High-Yield Bond Index(3)
                                                        -----------------------------------


   (1) The inception date of the Composite was January 1, 1996. Total returns and expenses are not annualized for the first year of operations.
   (2) Gibson Smith has managed the Composite since December 5, 2003.
   (3) The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, noninvestment grade debt.

                                                    Management of the Funds  135

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY INTECH


   [TO BE UPDATED BY AMENDMENT]



   JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND COMPARABLE ACCOUNTS


   PERFORMANCE OF INTECH BROAD LARGE CAP GROWTH COMPOSITE AND INTECH LARGE CAP GROWTH COMPOSITE

   The following chart shows the historical performance of the INTECH Broad Large Cap Growth Composite and the INTECH Large Cap Growth Composite. The accounts in the Composites are managed by INTECH and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser INTECH Risk-Managed Growth Fund. Both Composites and the Fund are managed using INTECH's Large Cap Growth Strategy. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The benchmark index of the INTECH Broad Large Cap Growth Composite and the Fund is the Russell 1000(R) Growth Index. The benchmark index of the INTECH Large Cap Growth Composite was the S&P 500/Barra Growth Index until December 31, 2005, at which time the Composite began transitioning to its new benchmark, the S&P 500/Citigroup Growth Index. The Broad Large Cap Growth version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Large Cap Growth Composite. The returns for the INTECH Large Cap Growth Composite are shown to illustrate INTECH's investment style and how INTECH seeks to outperform the applicable benchmark index with respect to the accounts included in the Composites. While there has been a high correlation between the two indices, the Fund's performance is expected to more closely track the performance of the Russell 1000(R) Growth Index.



   As of September 30, 2006, the INTECH Broad Large Cap Growth Composite
   consisted of   advisory accounts, including   mutual fund portfolios. As of
   this date, the total assets of the INTECH Broad Large Cap Growth Composite
   were approximately $       . The Janus mutual funds for which INTECH acts as
   subadviser are included in the INTECH Broad Large Cap Growth Composite. As of September 30, 2006, the INTECH Large Cap Growth Composite consisted of advisory accounts. As of this date, the total assets of the INTECH Large Cap
   Growth Composite were approximately $       . All accounts that have
   investment objectives, policies, and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.


 136 Janus Adviser Series

   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in each Composite. Janus Adviser INTECH Risk-Managed Growth Fund's fees and expenses are generally expected to be higher than those reflected in the Composites. In addition, except for the mutual fund accounts in the Composites, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser INTECH Risk-Managed Growth Fund. Therefore, if the Composites were subject to the fees and expenses payable by the Fund, then the performance of the Composites for the periods shown would be lower.


   Further, shareholders of Class A Shares of the Fund may be subject to certain sales charges upon purchases and/or a deferred sales charge upon certain redemptions, and shareholders of Class C Shares may be subject to a deferred sales charge upon certain redemptions. These are not payable by accounts in the Composite. If accounts in the Composite had been subject to these sales charges, then the performance of the Composite for the periods shown may have been lower.


   Except for the mutual fund accounts, the accounts in the Composites were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composites for the periods shown may have been lower.



                                                        Average annual total returns for periods ended 09/30/06
                                                        -------------------------------------------------------
                                                                                        Since        Inception
                                                     1 Year    5 Years    10 Years    Inception       Date(1)
    INTECH Broad Large Cap Growth Composite                                                         10/31/2000
    Russell 1000(R) Growth Index(2)                                                                 10/31/2000
    INTECH Large Cap Growth Composite                                                               06/30/1993
    S&P 500/Citigroup Growth Index(3)                    --        N/A        N/A           --              --
    S&P 500/Barra Growth Index(4)                                                                   06/30/1993


   (1) Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.



   (3) Effective January 1, 2006, the INTECH Large Cap Growth Composite began transitioning its benchmark from the S&P 500/Barra Growth Index to the S&P 500/Citigroup Growth Index. The benchmark change is a result of the discontinuation of the S&P 500/Barra indices. The S&P 500/ Citigroup
       Growth Index....


   (4) The S&P 500/Barra Growth Index is designed to differentiate between fast growing companies and slower growing or undervalued companies and includes those stocks in the S&P 500(R) Index that have higher price/book ratios. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. For periods prior to January 1, 2006, the accounts that comprise the INTECH Large Cap Growth Composite were managed against this index. Index performance shown for the transition period of January 1, 2006 to March 31, 2006 is based on blended S&P 500/Barra Growth Index and S&P 500/Citigroup Growth Index information.


                                                    Management of the Funds  137

   JANUS ADVISER INTECH RISK-MANAGED CORE FUND COMPARABLE ACCOUNTS


   PERFORMANCE OF INTECH LARGE CAP CORE COMPOSITE AND INTECH ENHANCED PLUS COMPOSITE

   The following chart shows the historical performance of the INTECH Large Cap Core Composite and the INTECH Enhanced Plus Composite. The accounts in the Composites are managed by INTECH and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser INTECH Risk-Managed Core Fund. Both Composites and the Fund are managed using INTECH's Large Cap Core Strategy and use the S&P 500(R) as their benchmark index. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The Large Cap Core version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Enhanced Plus Composite. Accordingly, their performance is expected to be more volatile relative to the benchmark index.



   As of September 30, 2006, the INTECH Large Cap Core Composite consisted of
        advisory accounts, including      mutual fund portfolios. As of this
   date, the total assets of the INTECH Large Cap Core Composite were
   approximately $          . The Janus mutual funds for which INTECH acts as
   subadviser are included in the INTECH Large Cap Core Composite. As of September 30, 2006, the INTECH Enhanced Plus Composite consisted of advisory accounts. As of this date, the total assets of the INTECH Enhanced
   Plus Composite were approximately $          . All accounts that have
   investment objectives, policies, and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in each Composite. Janus Adviser INTECH Risk-Managed Core Fund's fees and expenses are generally expected to be higher than those reflected in the Composites. In addition, except for the mutual fund accounts in the Composites, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser INTECH Risk-Managed Core Fund. Therefore, if the Composites were subject to the fees and expenses payable by the Fund, then the performance of the Composites for the periods shown would be lower.


 138 Janus Adviser Series

   Further, shareholders of Class A Shares of the Fund may be subject to certain sales charges upon purchases and/or a deferred sales charge upon certain redemptions, and shareholders of Class C Shares may be subject to a deferred sales charge upon certain redemptions. These are not payable by accounts in the Composite. If accounts in the Composite had been subject to these sales charges, then the performance of the Composite for the periods shown may have been lower.


   Except for the mutual fund accounts, the accounts in the Composites were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composites for the periods shown may have been lower.



                                                  Average annual total returns for periods ended 09/30/06
                                                  -------------------------------------------------------
                                                                                  Since        Inception
                                               1 Year    5 Years    10 Years    Inception       Date(1)
    INTECH Large Cap Core Composite                                                            07/31/2001
    S&P 500(R) Index(2)                                                                        07/31/2001
    INTECH Enhanced Plus Composite                                                             06/30/1987
    S&P 500(R) Index(2)                                                                        06/30/1987


   (1) Total returns and expenses are not annualized for the first year of operations.



   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.




                                                    Management of the Funds  139

   JANUS ADVISER INTECH RISK-MANAGED VALUE FUND COMPARABLE ACCOUNTS


   PERFORMANCE OF INTECH BROAD LARGE CAP VALUE COMPOSITE AND INTECH LARGE CAP VALUE COMPOSITE

   The following chart shows the historical performance of the INTECH Broad Large Cap Value Composite and the INTECH Large Cap Value Composite. The accounts in the Composites are managed by INTECH and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser INTECH Risk-Managed Value Fund. Both Composites and the Fund are managed using INTECH's Large Cap Value Strategy. Both Composites and the Fund seek to outperform their respective benchmark indices while managing downside risk. The benchmark index of the INTECH Broad Large Cap Value Composite and the Fund is the Russell 1000(R) Value Index, while the benchmark index of the INTECH Large Cap Value Composite was the S&P 500/Barra Value Index until December 31, 2005, at which time the INTECH Large Cap Value Composite began transitioning to its new benchmark, the S&P 500/Citigroup Value Index. While there has been a high correlation between the two indices, the Fund's performance is expected to more closely track the performance of the Russell 1000(R) Value Index.



   As of September 30, 2006, the INTECH Broad Large Cap Value Composite
   consisted of [     ] advisory accounts. As of this date, the total assets of
   the INTECH Broad Large Cap Value Composite were approximately $[     ]
   million. Janus Adviser INTECH Risk-Managed Value Fund is included in the INTECH Broad Large Cap Value Composite. As of September 30, 2006, the INTECH
   Large Cap Value Composite consisted of [     ] advisory account, a
   proprietary account of an INTECH affiliate. As of this date, the total assets
   of the INTECH Large Cap Value Composite were approximately $[     ] million.
   All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.



   Composite performance shown reflects the deduction of advisory fees (a model fee in the case of Broad Large Cap Value Composite) and transaction costs charged to accounts in each Composite. Janus Adviser INTECH Risk-Managed Value Fund's fees and expenses are generally expected to be higher than those reflected in the Composites. In addition, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser INTECH Risk-Managed Value Fund. Therefore, if the Composites were subject to the fees and expenses payable by the Fund, then the performance of the Composites for the periods shown would be lower.


 140 Janus Adviser Series

   Further, shareholders of Class A Shares of the Fund may be subject to certain sales charges upon purchases and/or a deferred sales charge upon certain redemptions, and shareholders of Class C Shares may be subject to a deferred sales charge upon certain redemptions. These are not payable by accounts in the Composites. If the accounts in the Composites had been subject to these sales charges, then the performance of the Composites for the periods shown may have been lower.


   The advisory accounts in the Composites were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composites for the periods shown may have been lower.



                                                 Average annual total returns for periods ended 09/30/06
                                                 -------------------------------------------------------
                                                                                   Since      Inception
                                              1 Year     5 Years     10 Years    Inception     Date(1)
    INTECH Broad Large Cap Value Composite                 N/A          N/A                    8/1/2004
    Russell 1000(R) Value Index(2)                         N/A          N/A                    8/1/2004
    INTECH Large Cap Value Composite                                                           7/1/1993
    S&P 500/Citigroup Value Index(3)             --        N/A          N/A           --             --
    S&P 500/Barra Value Index(4)                                                               7/1/1993
                                              -----------------------------------------------


   (1) Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

   (3) Effective January 1, 2006, the INTECH Large Cap Value Composite began transitioning its benchmark from the S&P 500/Barra Value Index to the S&P 500/Citigroup Value Index. The benchmark change is a result of the discontinuation of the S&P 500/Barra indices. The S&P 500/ Citigroup Value Index measures the performance of those S&P 500 securities categorized as "value" companies based on their lower price-to-book ratios.


   (4) The S&P 500/Barra Value Index measures the performance of those S&P 500 securities categorized as "value" companies based on their lower price-to-book ratios. For periods prior to January 1, 2006, accounts that comprise the INTECH Large Cap Value Composite were managed against this index.


                                                    Management of the Funds  141

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   The Funds, with the exception of Janus Adviser Money Market Fund, currently offer five classes of shares. Janus Adviser Money Market Fund currently offers three classes of shares. Class A Shares and Class C Shares are offered by this Prospectus. The Shares of the Funds are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Not all financial intermediaries offer all classes.


   IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about Class I Shares, Class R Shares, or Class S Shares, please call 1-800-525-0020.


   CLOSED FUND POLICIES

   The Funds may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more funds as an investment option would be able to direct contributions to that fund through their plan, regardless of whether they invested in such fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the fund would be able to continue to invest in the fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. In addition, new accounts may be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where

 142 Janus Adviser Series
   the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

                                                          Other information  143

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. In August 2006, the refiled complaint was dismissed by the court with prejudice.


   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.


   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision. In June 2006, the United States Supreme Court invited the Solicitor General to file a brief expressing the view of the United States.


   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that

 144 Janus Adviser Series
   these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUNDS

   The Funds are distributed by Janus Distributors, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                          Other information  145

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


   To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. However, because the principal investment goal of Long/Short Fund is to invest in both long and short positions in equity securities, it is anticipated that a smaller portion of the income dividends paid to you by Long/Short Fund will be qualified dividend income eligible for taxation by individuals at long-term capital gain rates than if the Fund invested in only long positions in equity securities. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Distributions are made at the class level, so they may vary from class to class within a single Fund.


FUNDS OTHER THAN MONEY MARKET FUND

   DISTRIBUTION SCHEDULE

   Dividends for Growth and Income Fund and Balanced Fund are normally declared and distributed in March, June, September, and December. Dividends for the other Equity Funds are normally declared and distributed in December. Dividends for Flexible Bond Fund and High-Yield Fund are normally declared daily, Saturdays, Sundays, and holidays included, and are generally distributed on the last business day of each month. For investors investing through intermediaries, the date you receive your dividend may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Capital gains are normally declared and distributed in December for all of the Funds. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT A FUND'S NAV

   Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should

 146 Janus Adviser Series
   be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary as to potential tax consequences of any distributions that may be paid shortly after purchase.

   For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

MONEY MARKET FUND

   For Money Market Fund, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.


   For your convenience, Fund distributions of dividends are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.


TAXES

   As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

                                                    Distributions and taxes  147

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   Income dividends and net capital gains distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

   Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

   The Funds may be required to withhold U.S. federal income tax on all taxable distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUNDS

   Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to

 148 Janus Adviser Series
   shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


   Certain of Long/Short Fund's transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.


   The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

                                                    Distributions and taxes  149

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase, exchange, or redeem Shares of the Funds directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers, or other financial intermediaries. Shares made available through full service broker-dealers are primarily available only through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem a Fund's shares to the extent that Fund is invested in such markets.

   The price you pay for purchases of Class A Shares and Class C Shares is the public offering price, which is the NAV next determined after your order is received in good order by a Fund or its agent, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for purchases and redemptions of Shares. In order to receive a day's price, your order must be received in good order by a Fund or its agent by the close of the regular trading session of the NYSE.


   Securities held by the Funds other than Money Market Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less (such as Money Market Fund's portfolio securities) are valued at amortized cost, which approximates market value. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of Money Market Fund's portfolio to deviate more than 1/2 of 1% from the value


 150 Janus Adviser Series
   determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.


   If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments;
   (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


   Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in a Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

                                                        Shareholder's guide  151

   The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

   The Funds have five classes of shares, with the exception of Money Market Fund, which has three classes of shares. Class A Shares and Class C Shares are offered by this Prospectus. Class I Shares, Class R Shares, and Class S Shares are offered in separate prospectuses. For more information about these classes of shares and whether or not you are eligible to purchase these shares, please call 1-800-525-0020. Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

   - how much you plan to invest;

   - how long you expect to own the shares;

   - the expenses paid by each class; and

   - whether you qualify for any reduction or waiver of any sales charges.

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   You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to Class A Shares and Class C Shares:


    Class A Shares
    Initial sales charge on purchases               Up to 5.75%(1)
    - Reduction of initial sales charge for
      purchases of $50,000 or more
    - Initial sales charge waived for purchases of
      $1 million or more

    Deferred sales charge (CDSC)                    None except on certain redemptions of
                                                    shares purchased without an initial
                                                    sales charge(1)
    Minimum initial investment                      $2,500 ($10,000 for Long/Short Fund)
    Maximum purchase                                None
    Minimum aggregate account balance               None
    12b-1 fee                                       Up to 0.25% annual distribution fee;
                                                    lower annual operating expenses than
                                                    Class C Shares because of lower 12b-1
                                                    fee


   (1) May be waived under certain circumstances.


    Class C Shares
    Initial sales charge on purchases               None
    Deferred sales charge (CDSC)                    1.00% on shares redeemed within 12
                                                    months of purchase(1)
    Minimum initial investment                      $2,500 ($10,000 for Long/Short Fund)
    Maximum purchase                                $500,000
    Minimum aggregate account balance               None
    12b-1 fee                                       1.00% annual fee (up to 0.75%
                                                    distribution fee and up to 0.25%
                                                    shareholder servicing fee); higher
                                                    annual operating expenses than Class
                                                    A Shares because of higher 12b-1 fee


   (1) May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND NETWORKING FEES

   DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

   Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class A

                                                        Shareholder's guide  153

   Shares and Class C Shares based on average daily net assets of each, up to the following annual rates:

                                                                   12b-1 Fee for Money Market Fund
                                     12b-1 Fee for all Funds           (after waiver by Janus
    Class                            except Money Market Fund             Distributors)(1)
    -------------------------------------------------------------------------------------------------
    Class A Shares                            0.25%                             0.25%
    Class C Shares                         1.00%(2)                             0.25%


   (1) This waiver will continue until at least December 1, 2007.

   (2) Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services.


   Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plans, service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds.


   Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

   NETWORKING AND/OR OMNIBUS POSITIONING FEE

   Certain intermediaries may charge networking and/or omnibus account fees with respect to transactions in Class A Shares and Class C Shares of the Funds that are processed through the NSCC or similar systems. These fees are paid by each Class of the Funds to Janus Services LLC, which uses such fees to reimburse intermediaries.

PURCHASES

   Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries.

 154 Janus Adviser Series

   Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You may wish to consider such arrangements when evaluating any recommendation of the Funds.

   Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

   MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS


   The minimum investment in Class A Shares and Class C Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts, with the exception of Long/Short Fund. The minimum investment for Class A Shares and Class C Shares of Long/Short Fund is $10,000 per Fund account. (Class A Shares and Class C Shares of Money Market Fund are not available as an option for initial investments.) Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.


   The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

   The Funds reserve the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

                                                        Shareholder's guide  155

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

   INITIAL SALES CHARGE

   CLASS A SHARES
   An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                                                   Class A Sales Charge
                                                                    as a Percentage of
                                                                  ----------------------
                                                                  Offering    Net Amount
                Amount of Purchase at Offering Price              Price(1)     Invested
    EQUITY FUNDS
    Under $50,000                                                  5.75%         6.10%
    $50,000 but under $100,000                                     4.50%         4.71%
    $100,000 but under $250,000                                    3.50%         3.63%
    $250,000 but under $500,000                                    2.50%         2.56%
    $500,000 but under $1,000,000                                  2.00%         2.04%
    $1,000,000 and above                                            None(2)      None
    BOND FUNDS
    Under $50,000                                                  4.75%         4.99%
    $50,000 but under $100,000                                     4.50%         4.71%
    $100,000 but under $250,000                                    3.50%         3.63%
    $250,000 but under $500,000                                    2.50%         2.56%
    $500,000 but under $1,000,000                                  2.00%         2.04%
    $1,000,000 and above                                            None(2)      None

   (1) Offering price includes the initial sales charge.
   (2) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

   Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

   - 1.00% on amounts from $1,000,000 to $4,000,000;

 156 Janus Adviser Series

   - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;

   - plus 0.25% on amounts over $10,000,000.

   The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

   QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE
   You may be able to lower your Class A Shares sales charge under certain circumstances. You can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus funds) with your current purchase of Class A Shares of the Funds and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases is described below. Contact your financial intermediary for more information.

   Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares;
   (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

   In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.

   RIGHT OF ACCUMULATION. You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order to obtain such discount, you must provide sufficient information to your financial

                                                        Shareholder's guide  157
   intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.


   LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter, minus (ii) the value of any redemptions of Class A Shares and Class C Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.


   AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

   - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

   - solely controlled business accounts; and

   - single participant retirement plans.

   To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

   You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds' shares, free of charge, and in a clear and prominent

 158 Janus Adviser Series
   format, on our website at www.janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.

   COMMISSION ON CLASS C SHARES
   Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

   Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may generally exchange Shares of a Fund for Shares of the same class of any fund in the Trust offered through your financial intermediary or qualified plan.

   - You must meet the minimum investment amount for each fund.

   - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

   WAIVER OF SALES CHARGES
   Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Funds' Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please see "Redemptions." While Class C Shares don't have any front-end sales charges, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

                                                        Shareholder's guide  159

   MONEY MARKET FUND
   You may purchase Class A Shares or Class C Shares of Money Market Fund only through an exchange from Class A Shares and Class C Shares of another Fund. A CDSC may apply if you purchase Class A Shares without an initial sales charge and then redeem Class A Shares of Money Market Fund within 12 months of purchase. A CDSC will apply if you redeem your Class C Shares of Money Market Fund within 12 months of your original purchase of Class C Shares. For more information about the CDSC, please see "Redemptions."

REDEMPTIONS

   Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

   Shares of any Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agent. Redemption proceeds, less any applicable CDSC for Class A Shares and Class C Shares, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities

 160 Janus Adviser Series
   rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

   CLASS A SHARES AND CLASS C SHARES CDSC
   A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

   CDSC WAIVERS


   There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

   - Upon the death or disability of an account owner;

   - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

   - Retirement plan shareholders taking required minimum distributions;

   - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

   - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

   - If a Fund chooses to liquidate or involuntarily redeem shares in your account.

                                                        Shareholder's guide  161

   To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

   REINSTATEMENT PRIVILEGE

   After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents.

   The Funds attempt to deter excessive trading through at least the following methods:

   - fair valuation of securities as described under "Pricing of Fund Shares;"
     and

   - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Funds).

   The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

   If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of

 162 Janus Adviser Series
   the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

   Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's investment personnel believe they would be

                                                        Shareholder's guide  163
   unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and

 164 Janus Adviser Series
   accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   The non-money market funds' portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.



   In addition, the funds' top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the non-money market funds are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The funds' top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.



   Long/Short Fund discloses its short positions only to the extent required in regulatory reports. Information regarding short positions is not available on www.janus.com.



   Specific portfolio level performance attribution information and statistics for the funds will be made available to any person monthly upon request, with a 30-day lag, following the posting of the funds' portfolio holdings on www.janus.com.



   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the funds. A summary of the Funds'


                                                        Shareholder's guide  165
   portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.


   Complete schedules of the Funds' portfolio holdings as of the end of the Funds' first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Funds' portfolio holdings as of the end of the Funds' second and fourth fiscal quarters are included in the Funds' semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER COMMUNICATIONS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.

 166 Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share.



   The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class A Shares and Class C Shares of the Funds (assuming reinvestment of all dividends and distributions). Class A Shares of the Funds first became available on September 30, 2004. Class C Shares first became available on September 30, 2002.



   No financial highlights are presented for International Equity Fund and Long/Short Fund because they did not commence operations as of July 31, 2006.



   [TO BE UPDATED BY AMENDMENT]


                                                       Financial highlights  167

LARGE CAP GROWTH FUND - CLASS A
-----------------------------------------------------------
                                            Year or
                                          Period ended
                                            July 31
                                       2006         2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                           $18.80
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.05
 Net gain/(loss) on securities
   (both realized and unrealized)                     2.22
 Total from investment operations                     2.27
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                              --
 Distributions (from capital gains)                     --
 Payment from affiliate                                 --
 Total distributions and other                          --
 NET ASSET VALUE, END OF PERIOD                     $21.07
 Total return(2)                                    12.07%
 Net assets, end of period (in
   thousands)                                          $20
 Average net assets for the period
   (in thousands)                                      $14
 Ratio of gross expenses to average
   net assets(3)(4)                                  0.91%(5)
 Ratio of net expenses to average
   net assets(3)(6)                                  0.91%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                                         0.07%
 Portfolio turnover rate(3)                            62%
-----------------------------------------------------------



(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The ratio was 1.05% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


 168 Janus Adviser Series

FORTY FUND - CLASS A
----------------------------------------------------------
                                            Year or
                                         Period ended
                                            July 31
                                      2006         2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                           $22.32
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.02
 Net gain/(loss) on securities
   (both realized and unrealized)                     5.07
 Total from investment operations                     5.09
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                              --
 Distributions (from capital gains)                     --
 Total distributions                                    --
 NET ASSET VALUE, END OF PERIOD                     $27.41
 Total return(2)                                    22.80%
 Net assets, end of period (in
   thousands)                                      $30,042
 Average net assets for the period
   (in thousands)                                   $7,814
 Ratio of gross expenses to average
   net assets(3)(4)                                  0.92%(5)
 Ratio of net expenses to average
   net assets(3)(6)                                  0.91%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                                         0.13%
 Portfolio turnover rate(3)                            45%
----------------------------------------------------------



(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The ratio was 0.92% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  169

ORION FUND - CLASS A
-----------------------------------------------
                                     Year ended
                                      July 31,
                                        2006
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(1)
 Ratio of net expenses to average
   net assets(2)
 Ratio of net investment
   income/(loss) to average net
   assets
 Portfolio turnover rate
-----------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The expense ratio reflects expenses after any expense offset arrangements.


 170 Janus Adviser Series

MID CAP GROWTH FUND - CLASS A
---------------------------------------------------------
                                           Year or
                                         Period ended
                                           July 31
                                      2006        2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                         $21.75
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.04
 Net gain/(loss) on securities
   (both realized and unrealized)                   5.00
 TOTAL FROM INVESTMENT OPERATIONS                   5.04
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                            --
 Distributions (from capital gains)                   --
 TOTAL DISTRIBUTIONS                                  --
 NET ASSET VALUE, END OF PERIOD                   $26.79
 TOTAL RETURN(2)                                  23.17%
 Net assets, end of period (in
   thousands)                                       $325
 Average net assets for the period
   (in thousands)                                   $164
 Ratio of gross expenses to average
   net assets(3)(4)                                0.91%(5)
 Ratio of net expenses to average
   net assets(3)(6)                                0.90%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                                      (0.28)%
 Portfolio turnover rate(3)                          32%
---------------------------------------------------------


(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The ratio was 1.05% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  171

SMALL-MID GROWTH FUND - CLASS A
-----------------------------------------------
                                     Year ended
                                      July 31,
                                        2006
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(1)
 Ratio of net expenses to average
   net assets(2)
 Ratio of net investment
   income/(loss) to average net
   assets
 Portfolio turnover rate
-----------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The expense ratio reflects expenses after any expense offset arrangements.


 172 Janus Adviser Series

GROWTH AND INCOME FUND - CLASS A
----------------------------------------------------------
                                            Year or
                                         Period ended
                                            July 31
                                      2006         2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                          $14.64
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        0.07
 Net gain/(loss) on securities
   (both realized and unrealized)                    2.65
 TOTAL FROM INVESTMENT OPERATIONS                    2.72
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                         (0.07)
 Distributions (from capital gains)                    --
 TOTAL DISTRIBUTIONS                               (0.07)
 NET ASSET VALUE, END OF PERIOD                    $17.29
 TOTAL RETURN(2)                                   18.62%
 Net assets, end of period (in
   thousands)                                        $158
 Average net assets for the period
   (in thousands)                                     $72
 Ratio of gross expenses to average
   net assets(3)(4)                                 0.98%(5)
 Ratio of net expenses to average
   net assets(3)(6)                                 0.98%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                                        0.46%
 Portfolio turnover rate(3)                           43%
----------------------------------------------------------


(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The ratio was 0.98% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  173

FUNDAMENTAL EQUITY FUND(1) - CLASS A
----------------------------------------------------------
                                            Year or
                                         Period ended
                                            July 31
                                      2006         2005(2)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                           $17.05
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.05
 Net gain/(loss) on securities
   (both realized and unrealized)                     3.01
 Total from investment operations                     3.06
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                              --
 Distributions (from capital gains)                 (0.53)
 Total distributions                                (0.53)
 NET ASSET VALUE, END OF PERIOD                     $19.58
 Total return(3)                                    18.19%
 Net assets, end of period (in
   thousands)                                          $64
 Average net assets for the period
   (in thousands)                                      $50
 Ratio of gross expenses to average
   net assets(4)(5)                                  0.96%(6)
 Ratio of net expenses to average
   net assets(4)(7)                                  0.95%
 Ratio of net investment
   income/(loss) to average net
   assets(4)                                         0.42%
 Portfolio turnover rate(4)                            80%
----------------------------------------------------------



(1) Formerly named Core Equity Fund.


(2) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.


(3) Total return not annualized for periods of less than one year.


(4) Annualized for periods of less than one full year.


(5) The expense ratio reflects expenses prior to any expense offset arrangements.


(6) The ratio was 1.29% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(7) The expense ratio reflects expenses after any expense offset arrangements.


 174 Janus Adviser Series

CONTRARIAN FUND - CLASS A
-----------------------------------------------
                                     Year ended
                                      July 31,
                                        2006
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(1)
 Ratio of net expenses to average
   net assets(2)
 Ratio of net investment
   income/(loss) to average net
   assets
 Portfolio turnover rate
-----------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  175

BALANCED FUND - CLASS A
---------------------------------------------------------
                                           Year or
                                         Period ended
                                           July 31
                                      2006        2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                         $23.80
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.30
 Net gain/(loss) on securities
   (both realized and unrealized)                   2.21
 Total from investment operations                   2.51
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                        (0.36)
 Distributions (from capital gains)                   --
 Payment from affiliate                               --(2)
 Total distributions and other                    (0.36)
 NET ASSET VALUE, END OF PERIOD                   $25.95
 Total return(3)                                  10.59%(4)
 Net assets, end of period (in
   thousands)                                        $75
 Average net assets for the period
   (in thousands)                                    $69
 Ratio of gross expenses to average
   net assets(5)(6)                                0.83%(7)
 Ratio of net expenses to average
   net assets(5)(8)                                0.82%
 Ratio of net investment
   income/(loss) to average net
   assets(5)                                       1.81%
 Portfolio turnover rate(5)                          47%
---------------------------------------------------------


(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.
(2) Payment from affiliate aggregated less than $.01 on a per share basis for the period end.
(3) Total return not annualized for periods of less than one year.
(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(5) Annualized for periods of less than one full year.
(6) The expense ratio reflects expenses prior to any expense offset arrangements.
(7) The ratio was 0.86% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.
(8) The expense ratio reflects expenses after any expense offset arrangements.

 176 Janus Adviser Series

RISK-MANAGED GROWTH FUND - CLASS A
----------------------------------------------------------
                                            Year or
                                         Period ended
                                            July 31
                                      2006         2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                           $12.56
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                           --(2)
 Net gain/(loss) on securities
   (both realized and unrealized)                     1.59
 Total from investment operations                     1.59
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                              --
 Distributions (from capital gains)                 (0.88)
 Payment from affiliate                               0.05
 Total distributions and other                      (0.83)
 NET ASSET VALUE, END OF PERIOD                     $13.32
 Total return(3)                                    13.36%(4)
 Net assets, end of period (in
   thousands)                                      $12,887
 Average net assets for the period
   (in thousands)                                   $2,766
 Ratio of gross expenses to average
   net assets(5)(6)                                  0.86%(7)
 Ratio of net expenses to average
   net assets(5)(8)                                  0.85%
 Ratio of net investment
   income/(loss) to average net
   assets(5)                                         0.17%
 Portfolio turnover rate(5)                           106%
----------------------------------------------------------


(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.
(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the period end.
(3) Total return not annualized for periods of less than one year.
(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.49%.
(5) Annualized for periods of less than one full year.
(6) The expense ratio reflects expenses prior to any expense offset arrangements.
(7) The ratio was 0.93% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.
(8) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  177

RISK-MANAGED CORE FUND - CLASS A
---------------------------------------------------------
                                           Year or
                                         Period ended
                                           July 31
                                      2006        2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                         $13.18
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.02
 Net gain/(loss) on securities
   (both realized and unrealized)                   2.20
 Total from investment operations                   2.22
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                            --
 Distributions (from capital gains)               (1.48)
 Total distributions                              (1.48)
 NET ASSET VALUE, END OF PERIOD                   $13.92
 Total return(2)                                  17.66%
 Net assets, end of period (in
   thousands)                                     $3,455
 Average net assets for the period
   (in thousands)                                   $825
 Ratio of gross expenses to average
   net assets(3)(4)                                0.87%(5)
 Ratio of net expenses to average
   net assets(3)(6)                                0.85%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                                       0.90%
 Portfolio turnover rate(3)                          80%
---------------------------------------------------------


(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The ratio was 1.53% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.

 178 Janus Adviser Series

RISK-MANAGED VALUE FUND - CLASS A
-------------------------------------------------
                                     Period ended
                                       July 31,
                                       2006(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return(2)
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(3)(4)
 Ratio of net expenses to average
   net assets(3)(5)
 Ratio of net investment
   income/(loss) to average net
   assets(3)
 Portfolio turnover rate(3)
-------------------------------------------------



(1) Period December 30, 2005 (inception date) to July 31, 2006.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  179

MID CAP VALUE FUND - CLASS A
----------------------------------------------------------
                                            Year or
                                         Period ended
                                            July 31
                                      2006         2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                           $14.25
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.03
 Net gain/(loss) on securities
   (both realized and unrealized)                     2.54
 Total from investment operations                     2.57
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                          (0.01)
 Distributions (from capital gains)                 (0.72)
 Payment from affiliate                                 --(2)
 Total distributions and other                      (0.73)
 NET ASSET VALUE, END OF PERIOD                     $16.09
 Total return(3)                                    18.50%(4)
 Net assets, end of period (in
   thousands)                                      $25,884
 Average net assets for the period
   (in thousands)                                   $6,677
 Ratio of gross expenses to average
   net assets(5)(6)                                  1.00%(7)
 Ratio of net expenses to average
   net assets(5)(8)                                  0.99%
 Ratio of net investment
   income/(loss) to average net
   assets(5)                                         0.49%
 Portfolio turnover rate(5)                            71%
----------------------------------------------------------


(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.
(2) Payment from affiliate aggregated less than $.01 on a per share basis for the period end.
(3) Total return not annualized for periods of less than one year.
(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(5) Annualized for periods of less than one full year.
(6) The expense ratio reflects expenses prior to any expense offset arrangements.
(7) The ratio was 1.08% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.
(8) The expense ratio reflects expenses after any expense offset arrangements.

 180 Janus Adviser Series

SMALL COMPANY VALUE FUND - CLASS A
---------------------------------------------------------
                                           Year or
                                         Period ended
                                           July 31
                                      2006        2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                          $12.94
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        0.01
 Net gain/(loss) on securities
   (both realized and unrealized)                    2.53
 Total from investment operations                    2.54
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                             --
 Distributions (from capital gains)                (0.80)
 Total distributions                               (0.80)
 NET ASSET VALUE, END OF PERIOD                    $14.68
 Total return(2)                                   20.26%
 Net assets, end of period (in
   thousands)                                         $18
 Average net assets for the period
   (in thousands)                                     $13
 Ratio of gross expenses to average
   net assets(3)(4)                                 1.50%(5)
 Ratio of net expenses to average
   net assets(3)(6)                                 1.49%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                                      (0.12)%
 Portfolio turnover rate(3)                           45%
---------------------------------------------------------


(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The ratio was 1.92% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  181

WORLDWIDE FUND - CLASS A
---------------------------------------------------------
                                           Year or
                                         Period ended
                                           July 31
                                      2006        2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                         $24.88
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.23
 Net gain/(loss) on securities
   (both realized and unrealized)                   2.52
 Total from investment operations                   2.75
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                        (0.13)
 Distributions (from capital gains)                   --
 Total distributions                              (0.13)
 NET ASSET VALUE, END OF PERIOD                   $27.50
 Total return(2)                                  11.05%
 Net assets, end of period (in
   thousands)                                        $40
 Average net assets for the period
   (in thousands)                                    $21
 Ratio of gross expenses to average
   net assets(3)(4)                                0.91%(5)
 Ratio of net expenses to average
   net assets(3)(6)                                0.90%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                                       1.18%
 Portfolio turnover rate(3)                          33%
---------------------------------------------------------


(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The ratio was 0.95% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.

 182 Janus Adviser Series

INTERNATIONAL GROWTH FUND - CLASS A
---------------------------------------------------------
                                           Year or
                                         Period ended
                                           July 31
                                      2006        2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                         $24.80
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.27
 Net gain/(loss) on securities
   (both realized and unrealized)                   6.45
 Total from investment operations                   6.72
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                        (0.19)
 Distributions (from capital gains)                   --
 Total distributions                              (0.19)
 NET ASSET VALUE, END OF PERIOD                   $31.33
 Total return(2)                                  27.19%
 Net assets, end of period (in
   thousands)                                        $82
 Average net assets for the period
   (in thousands)                                    $28
 Ratio of gross expenses to average
   net assets(3)(4)                                0.99%(5)
 Ratio of net expenses to average
   net assets(3)(6)                                0.98%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                                       1.24%
 Portfolio turnover rate(3)                          50%
---------------------------------------------------------


(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The ratio was 1.05% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.



                                                       Financial highlights  183

FLEXIBLE BOND FUND - CLASS A
---------------------------------------------------------
                                           Year or
                                         Period ended
                                           July 31
                                      2006        2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                         $12.53
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.43
 Net gain/(loss) on securities
   (both realized and unrealized)                 (0.24)
 Total from investment operations                   0.19
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                        (0.44)
 Distributions (from capital gains)               (0.16)
 Payment from affiliate                               --(2)
 Total distributions and other                    (0.60)
 NET ASSET VALUE, END OF PERIOD                   $12.12
 Total return(3)                                   1.90%(4)
 Net assets, end of period (in
   thousands)                                        $76
 Average net assets for the period
   (in thousands)                                    $27
 Ratio of gross expenses to average
   net assets(5)(6)                                0.81%(7)
 Ratio of net expenses to average
   net assets(5)(8)                                0.80%
 Ratio of net investment
   income/(loss) to average net
   assets(5)                                       3.93%
 Portfolio turnover rate(5)                         186%(9)
---------------------------------------------------------



(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.


(2) Payment from affiliate aggregated less than $.01 on a per share basis for the period end.


(3) Total return not annualized for periods of less than one year.


(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(5) Annualized for periods of less than one full year.


(6) The expense ratio reflects expenses prior to any expense offset arrangements.


(7) The ratio was 1.02% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(8) The expense ratio reflects expenses after any expense offset arrangements.


(9) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 195%.


 184 Janus Adviser Series

HIGH-YIELD FUND - CLASS A
-----------------------------------------------
                                     Year ended
                                      July 31,
                                        2006
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(1)
 Ratio of net expenses to average
   net assets(2)
 Ratio of net investment
   income/(loss) to average net
   assets
 Portfolio turnover rate
-----------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  185

MONEY MARKET FUND - CLASS A
--------------------------------------------------------
                                           Year or
                                        Period ended
                                           July 31
                                     2006        2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                         $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.02
 Net gain/(loss) on securities
   (both realized and unrealized)                    --
 Total from investment operations                  0.02
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                       (0.02)
 Distributions (from capital gains)                  --
 Total distributions                             (0.02)
 NET ASSET VALUE, END OF PERIOD                   $1.00
 Total return(2)                                  1.78%
 Net assets, end of period (in
   thousands)                                       $10
 Average net assets for the period
   (in thousands)                                   $11
 Ratio of gross expenses to average
   net assets(3)(4)                               0.62%(5)
 Ratio of net expenses to average
   net assets(3)(6)                               0.61%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                                      2.15%
--------------------------------------------------------


(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The ratio was 1.59% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.

 186 Janus Adviser Series

LARGE CAP GROWTH FUND - CLASS C
--------------------------------------------------------------------------------------
                                               Years or Period ended July 31
                                      2006         2005           2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                          $19.22         $17.68        $15.28
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      (0.13)         (0.11)        (0.01)
 Net gain/(loss) on securities
   (both realized and unrealized)                    2.04           1.65          2.41
 Total from investment operations                    1.91           1.54          2.40
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                             --             --            --
 Distributions (from capital gains)                    --             --            --
 Payment from affiliate                                --(2)          --(2)         --
 Total distributions and other                         --             --            --
 NET ASSET VALUE, END OF PERIOD                    $21.13         $19.22        $17.68
 Total return(3)                                    9.94%(4)       8.71%(5)     15.84%
 Net assets, end of period (in
   thousands)                                      $2,258         $2,498        $2,880
 Average net assets for the period
   (in thousands)                                  $2,311         $2,859        $1,567
 Ratio of gross expenses to average
   net assets(6)(7)(8)                              1.66%          1.67%         1.67%
 Ratio of net expenses to average
   net assets(6)(9)                                 1.66%          1.67%         1.67%
 Ratio of net investment
   income/(loss) to average net
   assets(6)                                      (0.73)%        (0.89)%       (0.85)%
 Portfolio turnover rate(6)                           62%            27%           43%
--------------------------------------------------------------------------------------



(1) Period September 30, 2002 (inception of Class C Shares) to July 31, 2003.


(2) Payment from affiliate aggregated less than $.01 on a per share basis for the period end.


(3) Total return not annualized for periods of less than one year.


(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.


(5) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(6) Annualized for periods of less than one full year.


(7) The expense ratio reflects expenses prior to any expense offset arrangements.


(8) The ratio was 1.81% in 2005, 1.69% in 2004, and 1.70% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.


(9) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  187

FORTY FUND - CLASS C
-----------------------------------------------------------------------------------
                                             Years or Period ended July 31
                                      2006         2005         2004        2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                          $21.21       $19.69       $18.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      (0.06)       (0.16)       (0.06)
 Net gain/(loss) on securities
   (both realized and unrealized)                    6.10         1.68         1.75
 Total from investment operations                    6.04         1.52         1.69
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                             --           --           --
 Distributions (from capital gains)                    --           --           --
 Total distributions                                   --           --           --
 NET ASSET VALUE, END OF PERIOD                    $27.25       $21.21       $19.69
 Total return(2)                                   28.48%        7.72%        9.39%
 Net assets, end of period (in
   thousands)                                     $24,766      $15,818      $20,993
 Average net assets for the period
   (in thousands)                                 $18,839      $19,307      $13,963
 Ratio of gross expenses to average
   net assets(3)(4)(5)                              1.67%        1.67%        1.68%
 Ratio of net expenses to average
   net assets(3)(6)                                 1.67%        1.67%        1.68%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                                      (0.72)%      (0.76)%      (0.71)%
 Portfolio turnover rate(3)                           45%          38%          41%
-----------------------------------------------------------------------------------



(1) Period September 30, 2002 (inception of Class C Shares) to July 31, 2003.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The ratio was 1.74% in 2005, 1.67% in 2004, and 1.70% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


 188 Janus Adviser Series

ORION FUND - CLASS C
-----------------------------------------------
                                     Year ended
                                      July 31,
                                        2006
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Payment from affiliate
 Total distributions and other
 NET ASSET VALUE, END OF PERIOD
 Total return
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(1)
 Ratio of net expenses to average
   net assets(2)
 Ratio of net investment
   income/(loss) to average net
   assets
 Portfolio turnover rate
-----------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  189

MID CAP GROWTH FUND - CLASS C
-------------------------------------------------------------------------------------
                                              Years or Period ended July 31
                                      2006         2005          2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                          $21.06        $18.42        $15.27
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      (0.12)          0.14        (0.02)
 Net gain/(loss) on securities
   (both realized and unrealized)                    5.63          2.50          3.17
 Total from investment operations                    5.51          2.64          3.15
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                             --            --            --
 Distributions (from capital gains)                    --            --            --
 Total distributions                                   --            --            --
 NET ASSET VALUE, END OF PERIOD                    $26.57        $21.06        $18.42
 Total return(2)                                   26.16%        14.33%        20.63%
 Net assets, end of period (in
   thousands)                                      $2,740        $1,932          $530
 Average net assets for the period
   (in thousands)                                  $2,281        $1,439          $350
 Ratio of gross expenses to average
   net assets(3)(4)(5)                              1.65%         1.66%         1.66%
 Ratio of net expenses to average
   net assets(3)(6)                                 1.65%         1.66%         1.66%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                                      (1.00)%       (1.12)%       (1.07)%
 Portfolio turnover rate(3)                           32%           30%           43%
-------------------------------------------------------------------------------------


(1) Period September 30, 2002 (inception of Class C Shares) to July 31, 2003.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The ratio was 1.87% in 2005, 1.74% in 2004, and 1.72% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.

 190 Janus Adviser Series

SMALL-MID GROWTH FUND - CLASS C
-----------------------------------------------
                                     Year ended
                                      July 31,
                                        2006
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Payment from affiliate
 Total distributions and other
 NET ASSET VALUE, END OF PERIOD
 Total return
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(1)
 Ratio of net expenses to average
   net assets(2)
 Ratio of net investment
   income/(loss) to average net
   assets
 Portfolio turnover rate
-----------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  191

GROWTH AND INCOME FUND - CLASS C
-------------------------------------------------------------------------------------
                                              Years or Period ended July 31
                                      2006         2005          2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                          $14.49        $13.39        $11.57
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      (0.10)        (0.08)        (0.01)
 Net gain/(loss) on securities
   (both realized and unrealized)                    2.94          1.18          1.83
 Total from investment operations                    2.84          1.10          1.82
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                             --            --(2)         --(2)
 Distributions (from capital gains)                    --            --            --
 Payment from affiliate                                --(3)         --            --
 Total distributions and other                         --            --            --
 NET ASSET VALUE, END OF PERIOD                    $17.33        $14.49        $13.39
 Total return(4)                                   19.60%(5)      8.22%        15.74%
 Net assets, end of period (in
   thousands)                                      $9,009       $11,753       $12,805
 Average net assets for the period
   (in thousands)                                 $10,038       $13,658        $6,061
 Ratio of gross expenses to average
   net assets(6)(7)(8)                              1.80%         1.72%         1.73%
 Ratio of net expenses to average
   net assets(6)(9)                                 1.80%         1.72%         1.73%
 Ratio of net investment
   income/(loss) to average net
   assets(6)                                      (0.25)%       (0.53)%       (0.18)%
 Portfolio turnover rate(6)                           43%           46%           37%
-------------------------------------------------------------------------------------


(1) Period September 30, 2002 (inception of Class C Shares) to July 31, 2003.
(2) Dividends (from net investment income) aggregated less than $.01 on a per share basis for the period end.
(3) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.
(4) Total return not annualized for periods of less than one year.
(5) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(6) Annualized for periods of less than one full year.
(7) The expense ratio reflects expenses prior to any expense offset arrangements.
(8) The ratio was 1.80% in 2005, 1.72% in 2004, and 1.73% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.
(9) The expense ratio reflects expenses after any expense offset arrangements.

 192 Janus Adviser Series

FUNDAMENTAL EQUITY FUND(1) - CLASS C
-------------------------------------------------------------------------------------
                                              Years or Period ended July 31
                                      2006         2005          2004         2003(2)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                          $16.69        $14.74        $12.96
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      (0.08)        (0.08)        (0.03)
 Net gain/(loss) on securities
   (both realized and unrealized)                    3.40          2.03          1.81
 Total from investment operations                    3.32          1.95          1.78
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                             --            --            --
 Distributions (from capital gains)                (0.53)            --            --
 Payment from affiliate                                --(3)         --            --
 Total distributions and other                     (0.53)            --            --
 NET ASSET VALUE, END OF PERIOD                    $19.48        $16.69        $14.74
 Total return(4)                                   20.12%(5)     13.23%        13.73%
 Net assets, end of period (in
   thousands)                                      $8,759        $9,252       $10,261
 Average net assets for the period
   (in thousands)                                  $8,621       $10,439        $6,671
 Ratio of gross expenses to average
   net assets(6)(7)(8)                              1.70%         1.75%         2.10%
 Ratio of net expenses to average
   net assets(6)(9)                                 1.70%         1.75%         2.09%
 Ratio of net investment
   income/(loss) to average net
   assets(6)                                      (0.26)%       (0.61)%       (0.70)%
 Portfolio turnover rate(6)                           80%           63%           71%
-------------------------------------------------------------------------------------



(1) Formerly named Core Equity Fund.


(2) Period September 30, 2002 (inception of Class C Shares) to July 31, 2003.


(3) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.


(4) Total return not annualized for periods of less than one year.


(5) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(6) Annualized for periods of less than one full year.


(7) The expense ratio reflects expenses prior to any expense offset arrangements.


(8) The ratio was 2.11% in 2005, 1.96% in 2004, and 2.10% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.


(9) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  193

CONTRARIAN FUND - CLASS C
-----------------------------------------------
                                     Year ended
                                      July 31,
                                        2006
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Payment from affiliate
 Total distributions and other
 NET ASSET VALUE, END OF PERIOD
 Total return
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(1)
 Ratio of net expenses to average
   net assets(2)
 Ratio of net investment
   income/(loss) to average net
   assets
 Portfolio turnover rate
-----------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The expense ratio reflects expenses after any expense offset arrangements.


 194 Janus Adviser Series

BALANCED FUND - CLASS C
-------------------------------------------------------------------------------------
                                              Years or Period ended July 31
                                      2006         2005          2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                          $23.72        $22.18        $20.88
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        0.29          0.25          0.15
 Net gain/(loss) on securities
   (both realized and unrealized)                    2.53          1.48          1.28
 Total from investment operations                    2.82          1.73          1.43
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                         (0.27)        (0.19)        (0.13)
 Distributions (from capital gains)                    --            --            --
 Payment from affiliate                                --(2)         --            --
 Total distributions and other                     (0.27)        (0.19)        (0.13)
 NET ASSET VALUE, END OF PERIOD                    $26.27        $23.72        $22.18
 Total return(3)                                   11.96%(4)      7.79%         6.92%
 Net assets, end of period (in
   thousands)                                     $17,764       $20,822       $31,430
 Average net assets for the period
   (in thousands)                                 $19,165       $26,404       $19,574
 Ratio of gross expenses to average
   net assets(5)(6)(7)                              1.57%         1.66%         1.67%
 Ratio of net expenses to average
   net assets(5)(8)                                 1.57%         1.66%         1.67%
 Ratio of net investment
   income/(loss) to average net
   assets(5)                                        1.09%         0.92%         1.06%
 Portfolio turnover rate(5)                           47%           92%           67%
-------------------------------------------------------------------------------------


(1) Period September 30, 2002 (inception of Class C Shares) to July 31, 2003.
(2) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.
(3) Total return not annualized for periods of less than one year.
(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(5) Annualized for periods of less than one full year.
(6) The expense ratio reflects expenses prior to any expense offset arrangements.
(7) The ratio was 1.68% in 2005, 1.67% in 2004, and 1.68% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.
(8) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  195

RISK-MANAGED GROWTH FUND - CLASS C
--------------------------------------------------------------------------------------
                                               Years or Period ended July 31
                                      2006          2005          2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                           $12.14        $11.10        $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.02        (0.06)        (0.05)
 Net gain/(loss) on securities
   (both realized and unrealized)                     1.82          1.40          1.15
 Total from investment operations                     1.84          1.34          1.10
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                              --            --            --
 Distributions (from capital gains)                 (0.88)        (0.30)            --
 Payment from affiliate                                 --            --(2)         --
 Total distributions and other                      (0.88)        (0.30)            --
 NET ASSET VALUE, END OF PERIOD                     $13.10        $12.14        $11.10
 Total return(3)                                    15.44%        12.16%(4)     11.00%
 Net assets, end of period (in
   thousands)                                      $10,170        $5,016        $4,645
 Average net assets for the period
   (in thousands)                                   $6,173        $4,804        $3,874
 Ratio of gross expenses to average
   net assets(5)(6)(7)                               1.60%         1.89%         2.25%
 Ratio of net expenses to average
   net assets(5)(8)                                  1.60%         1.89%         2.25%
 Ratio of net investment
   income/(loss) to average net
   assets(5)                                       (0.39)%       (1.06)%       (1.41)%
 Portfolio turnover rate(5)                           106%           92%           62%
--------------------------------------------------------------------------------------


(1) Period January 2, 2003 (commencement of investment operations) through July 31, 2003.
(2) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.
(3) Total return not annualized for periods of less than one year.
(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.49%.
(5) Annualized for periods of less than one full year.
(6) The expense ratio reflects expenses prior to any expense offset arrangements.
(7) The ratio was 1.84% in 2005, 2.04% in 2004, and 3.60% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.
(8) The expense ratio reflects expenses after any expense offset arrangements.

 196 Janus Adviser Series

RISK-MANAGED CORE FUND - CLASS C
------------------------------------------------------------------------------------
                                              Years or Period ended July 31
                                      2006         2005         2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                         $12.62        $10.86        $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.04        (0.04)        (0.02)
 Net gain/(loss) on securities
   (both realized and unrealized)                   2.51          2.00          0.88
 Total from investment operations                   2.55          1.96          0.86
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                            --            --            --
 Distributions (from capital gains)               (1.48)        (0.20)            --
 Payment from affiliate                               --            --(2)         --
 Total distributions and other                    (1.48)        (0.20)            --
 NET ASSET VALUE, END OF PERIOD                   $13.69        $12.62        $10.86
 Total return(3)                                  21.00%        18.18%(4)      8.60%
 Net assets, end of period (in
   thousands)                                     $9,497        $4,920        $4,423
 Average net assets for the period
   (in thousands)                                 $6,403        $4,746        $3,838
 Ratio of gross expenses to average
   net assets(5)(6)(7)                             1.61%         1.89%         2.25%
 Ratio of net expenses to average
   net assets(5)(8)                                1.60%         1.89%         2.25%
 Ratio of net investment
   income/(loss) to average net
   assets(5)                                       0.14%       (0.53)%       (0.71)%
 Portfolio turnover rate(5)                          80%           74%           64%
------------------------------------------------------------------------------------


(1) Period January 2, 2003 (commencement of investment operations) through July 31, 2003.
(2) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.
(3) Total return not annualized for periods of less than one year.
(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(5) Annualized for periods of less than one full year.
(6) The expense ratio reflects expenses prior to any expense offset arrangements.
(7) The ratio was 2.68% in 2005, 3.02% in 2004, and 4.08% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.
(8) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  197

RISK-MANAGED VALUE FUND - CLASS C
-------------------------------------------------
                                     Period ended
                                       July 31,
                                       2006(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return(2)
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(3)(4)
 Ratio of net expenses to average
   net assets(3)(5)
 Ratio of net investment
   income/(loss) to average net
   assets(3)
 Portfolio turnover rate(3)
-------------------------------------------------


 198 Janus Adviser Series

MID CAP VALUE FUND - CLASS C
--------------------------------------------------------------------------------------
                                               Years or Period ended July 31
                                      2006          2005          2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                           $13.82        $11.39        $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.01        (0.01)        (0.02)
 Net gain/(loss) on securities
   (both realized and unrealized)                     2.80          2.67          1.41
 Total from investment operations                     2.81          2.66          1.39
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                              --            --            --
 Distributions (from capital gains)                 (0.72)        (0.24)            --
 Payment from affiliate                               0.01          0.01            --
 Total distributions and other                      (0.71)        (0.23)            --
 NET ASSET VALUE, END OF PERIOD                     $15.92        $13.82        $11.39
 Total return(2)                                    20.84%(3)     23.59%(3)     13.90%
 Net assets, end of period (in
   thousands)                                       $9,700        $1,868          $608
 Average net assets for the period
   (in thousands)                                   $4,035          $817          $313
 Ratio of gross expenses to average
   net assets(4)(5)(6)                               1.74%         1.86%         2.26%
 Ratio of net expenses to average
   net assets(4)(7)                                  1.74%         1.86%         2.25%
 Ratio of net investment
   income/(loss) to average net
   assets(4)                                       (0.24)%       (0.38)%       (0.91)%
 Portfolio turnover rate(4)                            71%           63%          157%
--------------------------------------------------------------------------------------


(1) Period December 31, 2002 (commencement of investment operations) to July 31, 2003.
(2) Total return not annualized for periods of less than one year.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.07%.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.
(6) The ratio was 2.03% in 2005, 2.44% in 2004, and 9.97% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.
(7) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  199

SMALL COMPANY VALUE FUND - CLASS C
--------------------------------------------------------------------------------------
                                        Years or Period ended July 31
                                      2006          2005          2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                           $12.21        $10.56         $8.89
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       (0.04)        (0.03)          0.01
 Net gain/(loss) on securities
   (both realized and unrealized)                     3.11          1.79          1.66
 Total from investment operations                     3.07          1.76          1.67
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                              --            --            --
 Distributions (from capital gains)                 (0.80)        (0.15)            --
 Payment from affiliate                                 --          0.04            --
 Total distributions and other                      (0.80)        (0.11)            --
 NET ASSET VALUE, END OF PERIOD                     $14.48        $12.21        $10.56
 Total return(2)                                    25.78%        17.10%(3)     18.79%
 Net assets, end of period (in
   thousands)                                         $762          $357           $18
 Average net assets for the period
   (in thousands)                                     $512          $191           $12
 Ratio of gross expenses to average
   net assets(4)(5)(6)                               2.25%         2.25%         2.25%
 Ratio of net expenses to average
   net assets(4)(7)                                  2.24%         2.25%         2.25%
 Ratio of net investment
   income/(loss) to average net
   assets(4)                                       (0.73)%       (0.74)%       (2.30)%
 Portfolio turnover rate(4)                            45%           67%           45%
--------------------------------------------------------------------------------------


(1) Period April 22, 2003 (commencement of investment operations) to July 31, 2003.
(2) Total return not annualized for periods of less than one year.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.41%.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.
(6) The ratio was 2.68% in 2005, 3.23% in 2004, and 10.53% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.
(7) The expense ratio reflects expenses after any expense offset arrangements.

 200 Janus Adviser Series

WORLDWIDE FUND - CLASS C
-------------------------------------------------------------------------------------
                                              Years or Period ended July 31
                                      2006         2005          2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                          $25.31        $23.79       $21.37
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        0.03        (0.10)         0.09
 Net gain/(loss) on securities
   (both realized and unrealized)                    2.46          1.69         2.33
 Total from investment operations                    2.49          1.59         2.42
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                             --        (0.07)           --
 Distributions (from capital gains)                    --            --           --
 Total distributions                                   --        (0.07)           --
 NET ASSET VALUE, END OF PERIOD                    $27.80        $25.31       $23.79
 Total return(2)                                    9.84%         6.68%       11.32%
 Net assets, end of period (in
   thousands)                                        $795          $806         $832
 Average net assets for the period
   (in thousands)                                    $823          $894         $708
 Ratio of gross expenses to average
   net assets(3)(4)(5)                              1.65%         1.70%        1.70%
 Ratio of net expenses to average
   net assets(3)(6)                                 1.65%         1.70%        1.70%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                                        0.14%       (0.23)%        0.55%
 Portfolio turnover rate(3)                           33%          153%          95%
-------------------------------------------------------------------------------------


(1) Period September 30, 2002 (inception of Class C Shares) to July 31, 2003.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The ratio was 1.74% in 2005, 1.72% in 2004, and 1.73% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  201

INTERNATIONAL GROWTH FUND - CLASS C
----------------------------------------------------------------------------------
                                             Years or Period ended July 31
                                      2006        2005         2004        2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                        $24.30       $20.23       $17.92
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.01         0.01         0.06
 Net gain/(loss) on securities
   (both realized and unrealized)                  7.67         4.19         2.25
 Total from investment operations                  7.68         4.20         2.31
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                       (0.06)       (0.13)           --
 Distributions (from capital gains)                  --           --           --
 Payment from affiliate                              --           --(2)        --
 Total distributions and other                   (0.06)       (0.13)           --
 NET ASSET VALUE, END OF PERIOD                  $31.92       $24.30       $20.23
 Total return(3)                                 31.64%       20.75%(4)    12.89%
 Net assets, end of period (in
   thousands)                                    $2,448       $1,975       $1,375
 Average net assets for the period
   (in thousands)                                $2,114       $1,839       $1,314
 Ratio of gross expenses to average
   net assets(5)(6)(7)                            1.73%        1.74%        1.74%
 Ratio of net expenses to average
   net assets(5)(8)                               1.73%        1.74%        1.74%
 Ratio of net investment
   income/(loss) to average net
   assets(5)                                      0.08%        0.08%        0.39%
 Portfolio turnover rate(5)                         50%          80%         109%
----------------------------------------------------------------------------------


(1) Period September 30, 2002 (inception of Class C Shares) to July 31, 2003.
(2) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.
(3) Total return not annualized for periods of less than one year.
(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(5) Annualized for periods of less than one full year.
(6) The expense ratio reflects expenses prior to any expense offset arrangements.
(7) The ratio was 1.83% in 2005, 1.74% in 2004, and 1.77% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.
(8) The expense ratio reflects expenses after any expense offset arrangements.



 202 Janus Adviser Series

FLEXIBLE BOND FUND - CLASS C
--------------------------------------------------------------------------------------
                                               Years or Period ended July 31
                                      2006          2005          2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                           $12.30        $12.41        $12.38
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.39          0.47          0.34
 Net gain/(loss) on securities
   (both realized and unrealized)                   (0.01)          0.02          0.02
 Total from investment operations                     0.38          0.49          0.36
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                          (0.44)        (0.42)        (0.33)
 Distributions (from capital gains)                 (0.16)        (0.18)            --
 Payment from affiliate                                 --(2)         --            --
 Total distributions and other                      (0.60)        (0.60)        (0.33)
 NET ASSET VALUE, END OF PERIOD                     $12.08        $12.30        $12.41
 Total return(3)                                     3.37%(4)      3.91%         2.92%
 Net assets, end of period (in
   thousands)                                       $5,561        $9,798       $20,294
 Average net assets for the period
   (in thousands)                                   $7,787       $14,662       $10,230
 Ratio of gross expenses to average
   net assets(5)(6)(7)                               1.55%         1.69%         1.71%
 Ratio of net expenses to average
   net assets(5)(8)                                  1.55%         1.69%         1.70%
 Ratio of net investment
   income/(loss) to average net
   assets(5)                                         3.20%         3.29%         3.05%
 Portfolio turnover rate(5)                           186%(10)      160%          168%
--------------------------------------------------------------------------------------



(1) Period September 30, 2002 (inception of Class C Shares) to July 31, 2003.


(2) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.


(3) Total return not annualized for periods of less than one year.


(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(5) Annualized for periods of less than one full year.


(6) The expense ratio reflects expenses prior to any expense offset arrangements.


(7) The ratio was 1.84% in 2005, 1.80% in 2004, and 1.81% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.


(8) The expense ratio reflects expenses after any expense offset arrangements.


(9) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 195%.


                                                       Financial highlights  203

HIGH-YIELD FUND - CLASS C
-----------------------------------------------
                                     Year ended
                                      July 31,
                                        2006
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Payment from affiliate
 Total distributions and other
 NET ASSET VALUE, END OF PERIOD
 Total return
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(1)
 Ratio of net expenses to average
   net assets(2)
 Ratio of net investment
   income/(loss) to average net
   assets
 Portfolio turnover rate
-----------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The expense ratio reflects expenses after any expense offset arrangements.


 204 Janus Adviser Series

MONEY MARKET FUND - CLASS C
-----------------------------------------------------------------------------------
                                             Years or Period ended July 31
                                      2006         2005         2004        2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                          $1.00        $1.00        $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.02         0.01         0.01
 Net gain/(loss) on securities
   (both realized and unrealized)                     --           --           --
 Total from investment operations                   0.02         0.01         0.01
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                        (0.02)       (0.01)       (0.01)
 Distributions (from capital gains)                   --           --           --
 Total distributions                              (0.02)       (0.01)       (0.01)
 NET ASSET VALUE, END OF PERIOD                    $1.00        $1.00        $1.00
 Total return(2)                                   1.95%        0.62%        0.70%
 Net assets, end of period (in
   thousands)                                        $10          $37         $173
 Average net assets for the period
   (in thousands)                                    $26          $67         $464
 Ratio of gross expenses to average
   net assets(3)(4)(5)                             0.61%        0.61%        0.61%
 Ratio of net expenses to average
   net assets(3)(6)                                0.61%        0.61%        0.61%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                                       1.72%        0.59%        0.84%
-----------------------------------------------------------------------------------


(1) Period September 30, 2002 (inception of Class C Shares) to July 31, 2003.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The ratio was 2.22% in 2005, 1.82% in 2004, and 1.93% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  205

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

 206 Janus Adviser Series

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

                                               Glossary of investment terms  207

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-

 208 Janus Adviser Series
   annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

                                               Glossary of investment terms  209

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.


   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.


   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest

 210 Janus Adviser Series
   rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve

                                               Glossary of investment terms  211
   selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

 212 Janus Adviser Series

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

   The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analysis and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
    AA.......................... High quality; very strong capacity to pay principal and interest.
    A........................... Strong capacity to pay principal and interest;
                                 somewhat more susceptible to the adverse effects
                                 of changing circumstances and economic
                                 conditions.
    BBB-........................ Adequate capacity to pay principal and interest;
                                 normally exhibit adequate protection parameters,
                                 but adverse economic conditions or changing
                                 circumstances more likely to lead to a weakened
                                 capacity to pay principal and interest than for
                                 higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                                 principal payments. BB - lowest degree of
                                 speculation; C - the highest degree of
                                 speculation. Quality and protective
                                 characteristics outweighed by large
                                 uncertainties or major risk exposure to adverse
                                 conditions.
    D........................... In default.

                                           Explanation of rating categories  213

FITCH, INC.

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
    AA.......................... High quality; very strong capacity to pay principal and interest.
    A........................... Strong capacity to pay principal and interest;
                                 somewhat more susceptible to the adverse effects
                                 of changing circumstances and economic
                                 conditions.
    BBB-........................ Adequate capacity to pay principal and interest;
                                 normally exhibit adequate protection parameters,
                                 but adverse economic conditions or changing
                                 circumstances more likely to lead to a weakened
                                 capacity to pay principal and interest than for
                                 higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                                 principal payments. BB - lowest degree of
                                 speculation; C - the highest degree of
                                 speculation. Quality and protective
                                 characteristics outweighed by large
                                 uncertainties or major risk exposure to adverse
                                 conditions.
    D........................... In default.

 214 Janus Adviser Series

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper to medium-grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.

    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest rated; extremely poor prospects of ever attaining investment standing.


   Unrated securities will be treated as non-investment grade securities unless the investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
   (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.


                                           Explanation of rating categories  215

SECURITIES HOLDINGS BY RATING CATEGORY


   During the fiscal period ended July 31, 2006, the percentage of securities holdings for the following Fund by rating category based upon a weighted monthly average was: [TO BE UPDATED BY AMENDMENT]



    FLEXIBLE BOND FUND
    --------------------------------------------------------------------

     BONDS-S&P RATING:
     AAA                                                               %
     AA                                                                %
     A                                                                 %
     BBB                                                               %
     BB                                                                %
     B                                                                 %
     CCC                                                               %
     CC                                                                %
     C                                                                 %
     Not Rated                                                         %
     Preferred Stock                                                   %
     Cash and Options                                                  %
     TOTAL                                                             %
    --------------------------------------------------------------------



    HIGH-YIELD FUND
    --------------------------------------------------------------------

     BONDS-S&P RATING:
     AAA                                                               %
     AA                                                                %
     A                                                                 %
     BBB                                                               %
     BB                                                                %
     B                                                                 %
     CCC                                                               %
     CC                                                                %
     C                                                                 %
     Not Rated                                                         %
     Preferred Stock                                                   %
     Cash and Options                                                  %
     TOTAL                                                             %
    --------------------------------------------------------------------



   No other Fund described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal period ended July 31, 2006.


 216 Janus Adviser Series

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                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-800-525-0020. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

                  The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
                  Information on the operation of the Public
                  Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                www.janus.com

                                151 Detroit Street
                                Denver, CO 80206-4805
                                1-800-525-0020

            The Trust's Investment Company Act File No. is 811-9885.

                         November 28, 2006


                         GROWTH & CORE

                          Janus Adviser Large Cap Growth Fund


                          Janus Adviser Forty Fund

                          Janus Adviser Orion Fund
                          Janus Adviser Mid Cap Growth Fund
                          Janus Adviser Small-Mid Growth Fund
                          Janus Adviser Growth and Income Fund

                          Janus Adviser Fundamental Equity Fund


                            (Formerly named Janus Adviser Core Equity Fund)

                          Janus Adviser Contrarian Fund
                          Janus Adviser Balanced Fund

                         RISK-MANAGED

                          Janus Adviser INTECH Risk-Managed Growth Fund


                            (Formerly named Janus Adviser Risk-Managed Growth
                            Fund)


                          Janus Adviser INTECH Risk-Managed Core Fund


                            (Formerly named Janus Adviser Risk-Managed Core
                            Fund)


                           Janus Adviser INTECH Risk-Managed Value Fund


                            (Formerly named Janus Adviser Risk-Managed Value
                            Fund)


                         VALUE
                          Janus Adviser Mid Cap Value Fund
                          Janus Adviser Small Company Value Fund

                         INTERNATIONAL & GLOBAL
                          Janus Adviser Worldwide Fund

                          Janus Adviser International Equity Fund


                          Janus Adviser International Growth Fund



                         ALTERNATIVE

                          Janus Adviser Long/Short Fund

                         BOND

                          Janus Adviser Flexible Bond Fund

                          Janus Adviser High-Yield Fund

                              JANUS ADVISER SERIES

                                 CLASS I SHARES


                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)


                        This Prospectus describes twenty portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust") with a variety of investment objectives, including growth of capital, capital appreciation, current income, and a combination of growth and income. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund, and Janus Adviser INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds") are subadvised by Enhanced Investment Technologies, LLC ("INTECH"). Janus Adviser Mid Cap Value Fund is subadvised by Perkins, Wolf, McDonnell and Company, LLC ("Perkins").



                        Each Fund in this Prospectus currently offers five classes of shares. Class I Shares (the "Shares") are offered by this Prospectus. The Shares are offered only through the following types of financial intermediaries and to certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Equity Funds
          Janus Adviser Large Cap Growth Fund...................    2
          Janus Adviser Forty Fund..............................    7
          Janus Adviser Orion Fund..............................   11
          Janus Adviser Mid Cap Growth Fund.....................   13
          Janus Adviser Small-Mid Growth Fund...................   18
          Janus Adviser Growth and Income Fund..................   20
          Janus Adviser Fundamental Equity Fund.................   25
          Janus Adviser Contrarian Fund.........................   30
          Janus Adviser Balanced Fund...........................   32
          Janus Adviser INTECH Risk-Managed Growth Fund.........   37
          Janus Adviser INTECH Risk-Managed Core Fund...........   42
          Janus Adviser INTECH Risk-Managed Value Fund..........   46
          Janus Adviser Mid Cap Value Fund......................   48
          Janus Adviser Small Company Value Fund................   53
          Janus Adviser Worldwide Fund..........................   58
          Janus Adviser International Equity Fund...............   63
          Janus Adviser International Growth Fund...............   65
          Janus Adviser Long/Short Fund.........................   70
       Bond Funds
          Janus Adviser Flexible Bond Fund......................   74
          Janus Adviser High-Yield Fund.........................   79

    FEES AND EXPENSES...........................................   81

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................   86
       Risks....................................................   93
       Frequently asked questions about certain risks...........   94
       General portfolio policies...............................  100

    MANAGEMENT OF THE FUNDS
       Investment adviser.......................................  105
       Management expenses......................................  107
       Subadvisers..............................................  111
       Investment personnel.....................................  112

    OTHER INFORMATION...........................................  130

    DISTRIBUTIONS AND TAXES.....................................  134

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................  137
       Networking fees..........................................  139
       Purchases................................................  139
       Exchanges................................................  140
       Redemptions..............................................  141
       Redemption fee...........................................  142
       Excessive trading........................................  143
       Shareholder communications...............................  147

    FINANCIAL HIGHLIGHTS........................................  149

    GLOSSARY OF INVESTMENT TERMS................................  168

    EXPLANATION OF RATING CATEGORIES............................  175


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS ADVISER LARGE CAP GROWTH FUND

   Large Cap Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   LARGE CAP GROWTH FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000(R) Index at the time of purchase. The market capitalizations within the index will vary, but as of September 30, 2006, they ranged from
   approximately $          to $          . [TO BE UPDATED BY AMENDMENT]



   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


 2  Janus Adviser Series

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 to December 31, 2005, the performance of Class S Shares from August 1, 2000 to November 28, 2005, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different.

                                                          Risk/return summary  3

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


 4  Janus Adviser Series

   LARGE CAP GROWTH FUND - CLASS I



    Annual returns for periods ended 12/31
            17.64%  21.74%  34.99%  44.12%  (13.10)%  (23.23)%  (26.49)%  30.18%  4.49%
             1996    1997    1998    1999     2000      2001      2002     2003   2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was     %.



                                                        Average annual total return for periods ended 12/31/05
                                                        ------------------------------------------------------
                                                                                             Since Inception
                                                                                           of Predecessor Fund
                                                             1 year   5 years   10 years        (9/13/93)
                Class I Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)
                Russell 1000(R) Growth Index(2)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                S&P 500(R) Index(3)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                             ------------------------------------------



   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


                                                          Risk/return summary  5

   After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 29, 2005 to December 31, 2005; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to November 28, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 6  Janus Adviser Series

JANUS ADVISER FORTY FUND

   Forty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   FORTY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

                                                          Risk/return summary  7

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 to December 31, 2005, the performance of Class S Shares from August 1, 2000 to November 28, 2005, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different.


   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


 8  Janus Adviser Series

   FORTY FUND - CLASS I



      Annual returns for periods ended 12/31
                                57.37%  66.16%  (16.34)%  (21.83)%  (15.85)%  18.92%  17.64%
                                 1998    1999     2000      2001      2002     2003    2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was      .



                                                   Average annual total return for periods ended 12/31/05
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                   1 year   5 years        (5/1/97)
                Class I Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale of
                    Fund Shares(1)
                Russell 1000(R) Growth Index(2)
                  (reflects no deduction for expenses, fees, or
                    taxes)
                S&P 500(R) Index(3)
                  (reflects no deduction for expenses, fees, or
                    taxes)
                                                                   ------------------------------------



   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


                                                          Risk/return summary  9

   After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 29, 2005 to December 31, 2005; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to November 28, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 10  Janus Adviser Series

JANUS ADVISER ORION FUND

   Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   ORION FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of September
   30, 2006, the Fund held stocks of [          ] companies. Of these holdings,
   [          ] comprised approximately [          ] of the Fund's holdings.
   Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of

                                                         Risk/return summary  11
   how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.


   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2006, approximately
     % of the Fund's investments were in emerging markets. [TO BE UPDATED BY AMENDMENT]




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and semiannual reports. The performance of the Fund is compared to the Russell 3000(R) Growth Index, which is the Fund's benchmark index. The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices.


 12  Janus Adviser Series

JANUS ADVISER MID CAP GROWTH FUND

   Mid Cap Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   MID CAP GROWTH FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of September
   30, 2006, they ranged from approximately $       to $       . [TO BE UPDATED
   BY AMENDMENT]



   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


                                                         Risk/return summary  13

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 to December 31, 2005, the performance of Class S Shares from August 1, 2000 to November 28, 2005, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to

 14  Janus Adviser Series

   May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different.


   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  15

   MID CAP GROWTH FUND - CLASS I


    Annual returns for periods ended 12/31
           7.19%  11.91%  33.58%  124.34%  (32.99)%  (39.02)%  (27.72)%  34.41%  20.41%
           1996    1997    1998    1999      2000      2001      2002     2003    2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was      .



                                                        Average annual total return for periods ended 12/31/05
                                                        ------------------------------------------------------
                                                                                             Since Inception
                                                                                           of Predecessor Fund
                                                            1 year   5 years    10 years        (9/13/93)
                Class I Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)
                Russell Midcap(R) Growth Index(2)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                S&P MidCap 400 Index(3)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                            -------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.
   (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.

 16  Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 29, 2005 to December 31, 2005; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to November 28, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  17

JANUS ADVISER SMALL-MID GROWTH FUND

   Small-Mid Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   SMALL-MID GROWTH FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.



   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio,

 18  Janus Adviser Series
   including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund invests its equity assets in securities issued by small- and medium-sized companies. Due to inherent risks such as limited product lines and/or operating history, competitive threats, limited financial resources, and the potential lack of management depth, small- and medium-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings could have a significant impact or negative effect on the Fund's returns.


   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2006, approximately
     % of the Fund's investments were in emerging markets. [TO BE UPDATED BY AMENDMENT]




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and semiannual reports. The performance of the Fund is compared to the Russell 2500(TM) Growth Index, which is the Fund's benchmark index. The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.


                                                         Risk/return summary  19

JANUS ADVISER GROWTH AND INCOME FUND

   Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   GROWTH AND INCOME FUND seeks long-term capital growth and current income.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part or all of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. All or part of the Fund's income component may consist of structured securities such as equity-linked structured notes. Because of this investment strategy, the Fund is not designed for investors who need consistent income.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio,

 20 Janus Adviser Series
   including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The income component of the Fund's holdings may include fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due. Equity-linked structured notes may be more volatile and less liquid than other types of fixed-income securities. Such securities have no guaranteed return of principal and may exhibit price behavior that does not correlate with other fixed-income securities.



   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 to December 31, 2005, the performance of Class S Shares from August 1, 2000 to November 28, 2005, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and

                                                         Risk/return summary  21
   expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different.


   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


 22 Janus Adviser Series

   GROWTH AND INCOME FUND - CLASS I


      Annual returns for periods ended 12/31
                                      73.20%  (15.40)%  (12.82)%  (19.45)%  23.94%  11.45%
                                       1999     2000      2001      2002     2003    2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was      .



                                                   Average annual total return for periods ended 12/31/05
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                 1 year    5 years         (5/1/98)
                Class I Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale
                    of Fund Shares(1)
                S&P 500(R) Index(2)
                  (reflects no deduction for expenses, fees, or
                    taxes)
                Russell 1000(R) Growth Index(3)
                  (reflects no deduction for expenses, fees, or
                    taxes)
                                                                 --------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


                                                         Risk/return summary  23

   After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 29, 2005 to December 31, 2005; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to November 28, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 24 Janus Adviser Series

JANUS ADVISER FUNDAMENTAL EQUITY FUND



   Fundamental Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.


INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------

   FUNDAMENTAL EQUITY FUND seeks long-term growth of capital.



   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities selected for their growth potential. Eligible equity securities in which the Fund may invest include:


   - domestic and foreign common stocks;
   - preferred stocks;
   - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and
   - other securities with equity characteristics.

   The Fund may invest in companies of any size.


   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


                                                         Risk/return summary  25

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 to December 31, 2005, the performance of Class S Shares from August 1, 2000 to November 28, 2005, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different.

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual

 26 Janus Adviser Series
   returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  27

   FUNDAMENTAL EQUITY FUND(1) - CLASS I



      Annual returns for periods ended 12/31
                                 45.55%  40.94%  (8.31)%  (13.03)%  (17.86)%  23.62%  13.62%
                                  1998    1999    2000      2001      2002     2003    2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was      .



                                                   Average annual total return for periods ended 12/31/05
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                   1 year   5 years        (5/1/97)
                Class I Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale of
                    Fund Shares(2)
                S&P 500(R) Index(3)
                  (reflects no deduction for expenses, fees, or
                    taxes)
                Russell 1000(R) Growth Index(4)
                  (reflects no deduction for expenses, fees, or
                    taxes)
                                                                   ------------------------------------



   (1) Formerly named Core Equity Fund.


   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   (4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

 28 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 29, 2005 to December 31, 2005; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to November 28, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  29

JANUS ADVISER CONTRARIAN FUND

   Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   CONTRARIAN FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio

 30 Janus Adviser Series
   manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.


   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2006, approximately
     % of the Fund's investments were in emerging markets. [TO BE UPDATED BY AMENDMENT]




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and semiannual reports. The performance of the Fund is compared to the S&P 500(R) Index, which is the Fund's benchmark index. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


                                                         Risk/return summary  31

JANUS ADVISER BALANCED FUND

   Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities.


   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the

 32 Janus Adviser Series

   Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The income component of the Fund's holdings includes fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.



   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country. To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 to December 31, 2005, the performance of Class S Shares from August 1, 2000 to November 28, 2005, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares

                                                         Risk/return summary  33
   of the Fund had been available during these earlier periods, the performance shown might have been different.


   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


 34 Janus Adviser Series

   BALANCED FUND - CLASS I


    Annual returns for periods ended 12/31
               15.39%  20.99%  33.59%  26.13%  (2.17)%  (4.84)%  (6.57)%  14.01%  8.42%
                1996    1997    1998    1999    2000     2001     2002     2003   2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was      .



                                                        Average annual total return for periods ended 12/31/05
                                                        ------------------------------------------------------
                                                                                             Since Inception
                                                                                           of Predecessor Fund
                                                             1 year   5 years   10 years        (9/13/93)
                Class I Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)
                S&P 500(R) Index(2)
                  (reflects no deduction for expenses, fees,
                    or taxes)
                Lehman Brothers Government/Credit Index(3)
                  (reflects no deduction for expenses, fees,
                    or taxes)
                Balanced Index(4)
                  (reflects no deductions for expenses,
                    fees, or taxes)
                                                             ------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

   (4) The Balanced Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Government/Credit Index (45%).


                                                         Risk/return summary  35

   After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 29, 2005 to December 31, 2005; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to November 28, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 36 Janus Adviser Series

JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND


   Risk-Managed Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   RISK-MANAGED GROWTH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.



   The Fund pursues its objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and continually rebalancing the portfolio to maintain "efficient" weightings, INTECH's mathematical investment process seeks to create a portfolio that produces returns in excess of its benchmark with an equal or lesser amount of risk.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

                                                         Risk/return summary  37

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 to December 31, 2005, the performance of Class S Shares from January 2, 2003 to November 28, 2005, as explained below.



   Class S Shares of the Fund commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different.


   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual

 38 Janus Adviser Series
   returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  39

   RISK-MANAGED GROWTH FUND - CLASS I


      Annual returns for periods ended 12/31
                                                                    12.34%
                                                                     2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was     .



                                               Average annual total return for periods ended 12/31/05
                                               ------------------------------------------------------
                                                                                      Since Inception
                                                                             1 year      (1/2/03)
                Class I Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)
                Russell 1000(R) Growth Index(2)
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             ----------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

 40 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 29, 2005 to December 31, 2005; and for the Fund's Class S Shares (formerly named Class I Shares) for the period January 2, 2003 to November 28, 2005. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  41

JANUS ADVISER INTECH RISK-MANAGED CORE FUND


   Risk-Managed Core Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   RISK-MANAGED CORE FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.



   The Fund pursues its objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and continually rebalancing the portfolio to maintain "efficient" weightings, INTECH's mathematical investment process seeks to create a portfolio that produces returns in excess of its benchmark with an equal or lesser amount of risk.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

 42 Janus Adviser Series

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 to December 31, 2005, the performance of Class S Shares from January 2, 2003 to November 28, 2005, as explained below.



   Class S Shares of the Fund commenced operations on January 2, 2003. The performance shown reflects the Total Annual Fund Operating Expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The

                                                         Risk/return summary  43
   indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


 44 Janus Adviser Series

   RISK-MANAGED CORE FUND - CLASS I


      Annual returns for periods ended 12/31
                                                                    17.21%
                                                                     2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was     .



                                               Average annual total return for periods ended 12/31/05
                                               ------------------------------------------------------
                                                                                      Since Inception
                                                                             1 year      (1/2/03)
                Class I Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)
                S&P 500(R) Index(2)
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             ----------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


   After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 29, 2005 to December 31, 2005; and for the Fund's Class S Shares (formerly named Class I Shares) for the period January 2, 2003 to November 28, 2005. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  45

JANUS ADVISER INTECH RISK-MANAGED VALUE FUND


   Risk-Managed Value Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   RISK-MANAGED VALUE FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.



   The Fund pursues its objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and continually rebalancing the portfolio to maintain "efficient" weightings, INTECH's mathematical investment process seeks to create a portfolio that produces returns in excess of its benchmark with an equal or lesser amount of risk.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market

 46 Janus Adviser Series
   as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   Since the Fund did not commence operations until December 30, 2005, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the Russell 1000(R) Value Index, which is the Fund's benchmark index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

                                                         Risk/return summary  47

JANUS ADVISER MID CAP VALUE FUND

   Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   MID CAP VALUE FUND seeks capital appreciation.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary,
   but as of September 30, 2006, they ranged from approximately $       to
   $       . [TO BE UPDATED BY AMENDMENT]



   For the Fund's 80% investment policy, assets are measured at the time of purchase.


   The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

   - a low price relative to their assets, earnings, cash flow, or business franchise

 48 Janus Adviser Series

   - products and services that give them a competitive advantage
   - quality balance sheets and strong management


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 to


                                                         Risk/return summary  49

   December 31, 2005, and the performance of Class S Shares from December 31, 2002 to November 28, 2005, as explained below.



   Class S Shares of the Fund commenced operations on December 31, 2002. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


 50 Janus Adviser Series

   MID CAP VALUE FUND - CLASS I


      Annual returns for periods ended 12/31
                                                              35.61%  17.94%
                                                               2003    2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was     .



                                               Average annual total return for periods ended 12/31/05
                                               ------------------------------------------------------
                                                                                      Since Inception
                                                                             1 year     (12/31/02)
                Class I Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)
                Russell Midcap(R) Value Index(2)
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             ----------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

                                                         Risk/return summary  51

   After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 29, 2005 to December 31, 2005; and for the Fund's Class S Shares (formerly named Class I Shares) for the period December 31, 2002 to November 28, 2005. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 52 Janus Adviser Series

JANUS ADVISER SMALL COMPANY VALUE FUND

   Small Company Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   SMALL COMPANY VALUE FUND seeks capital appreciation.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund's portfolio manager. The Fund invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of September 30, 2006,
   they ranged from approximately $       to $       . [TO BE UPDATED BY
   AMENDMENT]



   For the Fund's 80% investment policy, assets are measured at the time of purchase.


   The Fund uses fundamental analysis and proprietary valuation models to select a holding of stocks for the Fund. The Fund's portfolio manager generally looks for companies:

   - that have reasonably solid fundamentals
   - whose stocks are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flows, or franchise values


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


                                                         Risk/return summary  53

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 to December 31, 2005, and the performance of Class S Shares from April 21, 2003 to November 28, 2005, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on April 21, 2003, after the reorganization of all of the assets of Berger Small Cap Value Fund II into the Fund. The performance information provided for periods prior to April 21, 2003 is for Berger Small Cap Value

 54 Janus Adviser Series

   Fund II - Investor Shares, the predecessor to Janus Adviser Small Company Value Fund. The performance shown reflects the Total Annual Fund Operating Expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  55

   SMALL COMPANY VALUE FUND - CLASS I


      Annual returns for periods ended 12/31
                                                              43.08%  17.12%
                                                               2003    2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was         .



                                                   Average annual total return for periods ended 12/31/05
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                             1 year        (3/28/02)
                Class I Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)
                Russell 2000(R) Value Index(2)
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             --------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

 56 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 29, 2005 to December 31, 2005; and for the Fund's Class S Shares (formerly named Class I Shares) for the period April 21, 2003 to November 28, 2005 and for Berger Small Cap Value Fund
   II - Investor Shares for the periods prior to April 21, 2003. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  57

JANUS ADVISER WORLDWIDE FUND

   Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio

 58 Janus Adviser Series
   decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2006, approximately
     % of the Fund's investments were in emerging markets. [TO BE UPDATED BY AMENDMENT]




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 to December 31, 2005, the performance of Class S Shares from August 1, 2000 to November 28, 2005, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different.

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance

                                                         Risk/return summary  59
   shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


 60 Janus Adviser Series

   WORLDWIDE FUND - CLASS I


    Annual returns for periods ended 12/31
            28.15%  20.96%  28.25%  63.66%  (14.65)%  (21.07)%  (26.00)%  22.83%  4.73%
             1996    1997    1998    1999     2000      2001      2002     2003   2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was      .



                                                            Average annual total return for periods ended 12/31/05
                                                           ---------------------------------------------------------
                                                                                                  Since Inception
                                                                                                of Predecessor Fund
                                                            1 year     5 years     10 years          (9/13/93)
                Class I Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)
                Morgan Stanley Capital International World
                  Index(SM)(2)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                           --------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region.

                                                         Risk/return summary  61

   After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 29, 2005 to December 31, 2005; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to November 28, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 62 Janus Adviser Series

JANUS ADVISER INTERNATIONAL EQUITY FUND



   International Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.


INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------

   INTERNATIONAL EQUITY FUND seeks long-term growth of capital.



   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The Fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The Fund may, under unusual circumstances, invest all of its assets in a single country. The Fund may invest in emerging markets, but will normally limit such investments to 15% of its net assets. Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities.



   The Fund's 80% investment policy and 15% emerging markets limit are based on net assets plus the amount of borrowings at the time of purchase.



   The investment team applies a "bottom up" approach in choosing investments. In other words, the Fund's investment team looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the investment team is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Members of the investment team are sector specialists. While each member individually selects investments for a portion of the Fund's portfolio based on his sector expertise, investments selected through team decision normally comprise the majority of the portfolio. The largest investment weightings are based on team consensus. The decision to sell a security follows a similar consensus process. The investment team normally seeks to limit any sector exposure and country exposure to plus or minus 10% of the Fund's primary benchmark's


                                                         Risk/return summary  63
   respective weighting, currently the Morgan Stanley Capital International EAFE(R) Index.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   Since the Fund did not commence operations until November 28, 2006, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the Morgan Stanley Capital International EAFE(R) Index, which is the Fund's benchmark index. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.


 64 Janus Adviser Series

JANUS ADVISER INTERNATIONAL GROWTH FUND

   International Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   INTERNATIONAL GROWTH FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets.



   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


                                                         Risk/return summary  65

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund normally has significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2006, approximately
     % of the Fund's investments were in emerging markets. [TO BE UPDATED BY AMENDMENT]




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 to December 31, 2005, the performance of Class S Shares from August 1, 2000 to November 28, 2005, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to

 66 Janus Adviser Series

   May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different.


   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  67

   INTERNATIONAL GROWTH FUND - CLASS I


    Annual returns for periods ended 12/31
           32.76%  16.15%  16.86%  81.32%  (13.04)%  (22.78)%  (25.62)%  34.78%  19.85%
            1996    1997    1998    1999     2000      2001      2002     2003    2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was      .



                                                     Average annual total return for periods ended 12/31/05
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                          1 year   5 years   10 years        (5/2/94)
                Class I Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)
                Morgan Stanley Capital International
                  EAFE(R) Index(2)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                Morgan Stanley Capital International All
                  Country World ex-U.S. Index(SM)(3)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                Morgan Stanley Capital International
                  EAFE(R) Growth Index(4)                                                          (5)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                          ---------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (2) The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.


   (3) Effective June 30, 2006, International Growth Fund changed its secondary benchmark from the MSCI EAFE()(R) Growth Index to the MSCI All Country World ex-U.S. Index(SM). The new secondary benchmark provides a more appropriate representation of the Fund's investments. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world,


 68 Janus Adviser Series
       excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States.


   (4) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities.


   (5) The average annual total return was calculated based on historical information from April 30, 1994 to December 31, 2005 for the MSCI EAFE(R) Growth Index.



   After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 29, 2005 to December 31, 2005; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to November 28, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  69

JANUS ADVISER LONG/SHORT FUND

   Long/Short Fund (the "Fund") is designed for long-term investors who seek a risk-adjusted investment option which has a lower correlation to the overall equity market.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   Under normal circumstances, the Fund generally pursues its objective by taking both long and short positions in domestic and foreign equity securities. The Fund's investment team believes that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle, and may offer reduced risk. In choosing both long and short positions, the investment team utilizes fundamental research. In other words, the Fund's investment team looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies.

   The allocation between long and short positions is a result of the investment process. The Fund does not intend to be market neutral and anticipates that it normally will hold a higher percentage of its assets in long positions than short positions (i.e., the Fund will be "net long"). To manage its net exposure between long and short positions, the Fund may take long and short positions in instruments that provide exposure to the equity markets, including exchange-traded funds, options, futures, and other index-based instruments.

   The Fund buys long securities that the investment team believes will go up in price and sells short securities the investment team believes will go down in price. The Fund's investment team emphasizes long positions in companies with attractive price/free cash flows, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The investment team typically seeks attractively valued companies that are improving their free cash flows and returns on invested capital, which also may include special situations companies that are experiencing management changes and/or are currently out of favor. The Fund's investment team

 70 Janus Adviser Series
   emphasizes short positions in structurally disadvantaged companies operating in challenged industries with high valuations. The investment team will target short positions in companies with unsustainable cash generation, poor capital structure, returns below their cost of capital, and share prices that reflect unrealistic expectations of the company's future opportunities. The investment team may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the investment team believes it has in a long position in the portfolio.


   A short position is one where the Fund has sold at the current market price a security that it does not own in anticipation of a decline in the market value of the security. To complete a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements, until the short position is closed out.



   Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits the Fund's leveraging of its investments and the related risk of losses from leveraging. The Fund also is


                                                         Risk/return summary  71
   required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


   The Fund may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings that are considered "senior securities" (generally borrowings other than for temporary or emergency purposes). This allows the Fund to borrow from banks up to one-third of its total assets (including the amount borrowed). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. The Fund's short sales and related margin requirements may reduce the ability of the Fund to borrow money.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

   The value of the Fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the Fund's investment team is incorrect about its assessment of a company's intrinsic worth. The value of the Fund's long portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. Conversely, the value of the Fund's short positions may decrease if an individual company or multiple companies in the portfolio increases in value or if the stock market goes up, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team's ability to accurately

 72 Janus Adviser Series
   anticipate the future value of a security. The Fund's losses are potentially unlimited in a short sale transaction.

   The Fund's use of short sales in effect leverages the Fund's portfolio. The Fund also may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes. The Fund's use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



PERFORMANCE INFORMATION



   Since the Fund did not commence operations until August 1, 2006, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the S&P 500(R) Index and the London Interbank Offered Rate ("LIBOR"). The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates available.


                                                         Risk/return summary  73

JANUS ADVISER FLEXIBLE BOND FUND


   Flexible Bond Fund (the "Fund") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by primarily investing, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/ high-risk bonds to 35% or less of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.



   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.




 74 Janus Adviser Series

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 to December 31, 2005, the performance of Class S Shares from August 1, 2000 to November 28, 2005, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


                                                         Risk/return summary  75

   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different.


   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


 76 Janus Adviser Series

   FLEXIBLE BOND FUND - CLASS I



    Annual returns for periods ended 12/31
                         8.62%  10.77%  8.58%  0.90%  6.10%  7.20%  9.70%  6.01%  3.68%
                         1996    1997   1998   1999   2000   2001   2002   2003   2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was     .



                                                          Average annual total return for periods ended 12/31/05
                                                          ------------------------------------------------------
                                                                                               Since Inception
                                                                                             of Predecessor Fund
                                                               1 year   5 years   10 years        (9/13/93)
                Class I Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale
                    of Fund Shares(1)
                Lehman Brothers Aggregate Bond Index(2)
                  (reflects no deduction for expenses, fees,
                    or taxes)
                                                               ----------------------------------------



   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (2) The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.


                                                         Risk/return summary  77

   After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 29, 2005 to December 31, 2005; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to November 28, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 78 Janus Adviser Series

JANUS ADVISER HIGH-YIELD FUND

   High-Yield Fund (the "Fund") is designed for long-term investors who primarily seek current income.


INVESTMENT OBJECTIVES


--------------------------------------------------------------------------------
   HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.


   The Fund's Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objectives.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objectives by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio manager believes offer attractive risk/return characteristics. The Fund may at times invest all of its assets in such securities.



   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities, which may include investments in emerging markets.


                                                         Risk/return summary  79

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Fund may invest without limit in higher-yielding/higher-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and semiannual reports. The performance of the Fund is compared to the Lehman Brothers High-Yield Bond Index, which is the Fund's benchmark index. The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.


 80 Janus Adviser Series

FEES AND EXPENSES


   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Funds. Expense information shown for International Equity Fund and Long/Short Fund reflect estimated annualized expenses, including networking and/or omnibus account expenses, that the Funds expect to incur during their initial fiscal year. For all other Funds, the fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2006. The fees and expenses for Orion Fund, Small-Mid Growth Fund, Contrarian Fund, Small Company Value Fund, and High-Yield Fund have been restated to reflect the effect of reductions to each Fund's respective contractual waiver that were effective July 1, 2006. The expense information shown includes networking and/or omnibus account expenses. All expenses are shown without the effect of expense offset arrangements. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."



   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class I Shares do not include sales charges when you buy or sell the Funds' Class I Shares. However, if you sell Class I Shares of Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Worldwide Fund, International Equity Fund, International Growth Fund, Long/Short Fund, or High-Yield Fund that you have held for three months or less, you may pay a redemption fee.



   ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  81

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                              Class I
Sales Charges...............................................  None
Redemption fee on shares of Risk-Managed Growth Fund,
  Risk-Managed Core Fund, Risk-Managed Value Fund, Worldwide
  Fund, International Equity Fund, International Growth
  Fund, Long/Short Fund, and High-Yield Fund held for three
  months or less (as a % of amount redeemed)................  2.00%(2)(3)
Exchange fee................................................  None(3)



--------------------------------------------------------------------------------

                                ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                                   Total Annual               Net Annual
                                                                                       Fund                      Fund
                                                        Management      Other       Operating     Expense     Operating
                                                          Fee(4)     Expenses(5)   Expenses(6)    Waivers    Expenses(6)
  GROWTH & CORE
   Large Cap Growth Fund -
     Class I                                              0.64%             %             %            %            %
   Forty Fund -
     Class I                                              0.64%             %             %            %            %
   Orion Fund -
     Class I                                              0.64%             %             %            %            %
   Mid Cap Growth Fund -
     Class I                                              0.64%             %             %            %            %
   Small-Mid Growth Fund -
     Class I                                              0.64%             %             %            %            %
   Growth and Income Fund -
     Class I                                              0.62%             %             %            %            %
   Fundamental Equity Fund(7) -
     Class I                                              0.60%             %             %            %            %
   Contrarian Fund(8) -
     Class I                                              0.64%             %             %            %            %
   Balanced Fund -
     Class I                                              0.55%             %             %            %            %
  RISK-MANAGED
   Risk-Managed Growth Fund -
     Class I                                              0.50%             %             %            %            %
   Risk-Managed Core Fund(8) -
     Class I                                              0.50%             %             %            %            %
   Risk-Managed Value Fund -
     Class I                                              0.50%             %             %(9)         %            %(9)


 82 Janus Adviser Series

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                                   Total Annual               Net Annual
                                                                                       Fund                      Fund
                                                        Management      Other       Operating     Expense     Operating
                                                          Fee(4)     Expenses(5)   Expenses(6)    Waivers    Expenses(6)
  VALUE
   Mid Cap Value Fund(8) -
     Class I                                              0.64%             %             %            %            %
   Small Company Value Fund -
     Class I                                              0.74%             %             %            %            %
  INTERNATIONAL & GLOBAL
   Worldwide Fund(8)* -
     Class I                                              0.60%             %             %            %            %
   International Equity Fund(8) -
     Class I                                              0.68%         0.75%(10)     1.43%        0.18%        1.25%
   International Growth Fund -
     Class I                                              0.64%             %             %            %            %
  ALTERNATIVE
   Long/Short Fund -
     Class I                                                  %             %(10)(11)        %(9)      %            %(9)
  BOND
   Flexible Bond Fund -
     Class I                                              0.50%             %             %            %            %
   High-Yield Fund -
     Class I                                              0.65%             %             %            %            %




  (1) Your financial intermediary may charge you a separate or additional fee for purchases and sales of shares.
  (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.

  (3) An exchange of Class I Shares of Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Worldwide Fund, International Growth Fund, International Equity Fund, Long/Short Fund, or High-Yield Fund held for three months or less may be subject to the Funds' 2.00% redemption fee.


  (4) The "Management Fee" is the investment advisory fee paid by each Fund to Janus Capital.


  (5) Other Expenses may include networking and/or omnibus account fees charged by intermediaries with respect to processing orders in Fund shares.


  (6) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until December 1, 2007. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.


  (7) Formerly named Core Equity Fund.


  (8) Effective January 1, 2006 for Risk-Managed Core Fund, and effective February 1, 2006 for Contrarian Fund, Mid Cap Value Fund, and Worldwide Fund, each Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. In addition, International Equity Fund has a performance-based investment advisory fee with a fee rate that is subject to an upward or downward adjustment effective December 1, 2007, based upon the Fund's performance relative to its benchmark index. Details discussing performance fees are included in the "Management Expenses" section of this Prospectus with further description in the Statement of Additional Information. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may effect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital. Unless terminated, revised, or extended, each Fund's expense limit agreement will be in effect until December 1, 2007, with the exception of the agreement for International Equity Fund, which will be in effect until December 1, 2008.


  (9) For a period of three years subsequent to the Fund's commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.


 (10) Since the Fund had not commenced operations as of July 31, 2006, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.


 (11) In addition, upon completion of the Fund's first fiscal period, Other Expenses will include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.


                                                         Risk/return summary  83

  * The Fund's investment advisory agreement with Janus Capital provides for the payment by the Fund of a base fee at the annual rate of 0.60% of the average daily net assets of the Fund ("Base Fee"), subject to a performance fee adjustment commencing February 1, 2007. The performance fee adjustment is based on the total return performance of the Fund's load-waived Class A Shares ("Fund Performance") as compared to the performance of the Fund's benchmark, the MSCI World Index(SM) ("Benchmark Performance"). Additionally, for the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital has contractually agreed to waive its right to receive a portion of the Base Fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver will apply for any calendar month in the Waiver Period if Fund Performance for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the Base Fee, is less than Benchmark Performance for that period.


 84 Janus Adviser Series

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of each period. The examples also assume that your investment has a 5% return each year, and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                      1 Year    3 Years   5 Years   10 Years
                                                      ---------------------------------------
  GROWTH & CORE
    Large Cap Growth Fund - Class I                    $        $         $          $
    Forty Fund - Class I                               $        $         $          $
    Orion Fund - Class I                               $        $
    Mid Cap Growth Fund - Class I                      $        $         $          $
    Small-Mid Growth Fund - Class I                    $        $
    Growth and Income Fund - Class I                   $        $         $          $
    Fundamental Equity Fund(1) - Class I               $        $         $          $
    Contrarian Fund* - Class I                         $        $
    Balanced Fund - Class I                            $        $         $          $
  RISK-MANAGED
    Risk-Managed Growth Fund - Class I                 $        $         $          $
    Risk-Managed Core Fund* - Class I                  $        $         $          $
    Risk-Managed Value Fund - Class I                  $        $         $          $
  VALUE
    Mid Cap Value Fund* - Class I                      $        $         $          $
    Small Company Value Fund - Class I                 $        $         $          $
  INTERNATIONAL & GLOBAL
    Worldwide Fund* - Class I                          $        $         $          $
    International Equity Fund* - Class I               $ 146    $   452   $    --    $    --
    International Growth Fund - Class I                $        $         $          $
  ALTERNATIVE
    Long/Short Fund - Class I
  BOND
    Flexible Bond Fund - Class I                       $        $         $          $
    High-Yield Fund - Class I                          $        $



   * The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.


 (1) Formerly named Core Equity Fund.


                                                         Risk/return summary  85

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Funds' principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Funds' principal investment strategies.


1. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS MANAGED BY JANUS, INCLUDING LONG POSITIONS FOR LONG/SHORT FUND?



   Unless its investment objective or policies prescribe otherwise, each of the Funds, with the exception of Flexible Bond Fund and High-Yield Fund, may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. With respect to long positions, the Long/Short Fund invests in equity securities, primarily common stocks, that the investment personnel believe will appreciate in value. The investment personnel of the Funds generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Funds may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.

   Growth and Income Fund and Balanced Fund may each emphasize varying degrees of income. In the case of Growth and Income Fund and Balanced Fund, the investment personnel may consider dividend-paying characteristics to a greater degree in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their objectives.



   Contrarian Fund and Long/Short Fund emphasize investments in companies with attractive prices compared to their free cash flow. The investment personnel will typically seek attractively valued companies that are improving their free cash


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   flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


   Small Company Value Fund's investment personnel use fundamental analysis and proprietary valuation models to select a core holding of stocks for the Fund. The Fund's investment personnel generally look for companies with reasonably solid fundamentals that are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow, or franchise value. To a certain degree, Small Company Value Fund invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery.


2. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR MID CAP VALUE FUND?


   Mid Cap Value Fund's investment personnel focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The investment personnel of Mid Cap Value Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.



3. HOW DOES LONG/SHORT FUND SELECT SHORT POSITIONS?


   The investment personnel generally select short positions by utilizing fundamental research. The investment personnel focus on structurally disadvantaged companies operating in challenged industries with high valuations. The investment personnel sell short securities of companies that have unsustainable cash generation, poor capital structure, returns below their cost of capital, or share prices that reflect unrealistic expectations of the company's future opportunities. The investment personnel may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the investment personnel believe they have in a long position in the portfolio.


4. ARE THE SAME CRITERIA USED BY JANUS AND PERKINS TO SELECT FOREIGN SECURITIES?


   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater

                                   Principal investment strategies and risks  87
   consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.


5. HOW ARE COMMON STOCKS SELECTED BY INTECH FOR THE RISK-MANAGED FUNDS?



   INTECH applies a mathematical investment process to construct an investment portfolio for each Risk-Managed Fund. INTECH developed the formulas underlying this mathematical investment process.



   The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of each Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical investment process involves:


   - selecting stocks primarily from stocks within a Fund's benchmark;

   - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and

   - monitoring the total risk and volatility of a Fund's holdings with respect to its benchmark index.


   INTECH seeks to outperform each Fund's benchmark index through its mathematical investment process. INTECH seeks to identify stocks for each Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.


   The Funds may use exchange-traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


6. ARE THE SAME CRITERIA USED BY INTECH TO SELECT FOREIGN SECURITIES?



   Generally, yes. To the extent that foreign securities may be included in a Fund's benchmark index, INTECH's mathematical investment process may select foreign securities from within the applicable benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Funds may invest.


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7. WHAT DOES "MARKET CAPITALIZATION" MEAN?


   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Mid Cap Value Fund, and Small Company Value Fund. The other Funds offered by this Prospectus do not emphasize investments in companies of any particular size.


8. HOW DO THE INVESTMENT PERSONNEL OF CONTRARIAN FUND, MID CAP VALUE FUND, SMALL COMPANY VALUE FUND, AND LONG/SHORT FUND DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?


   A company may be undervalued when, in the opinion of the investment personnel, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The investment personnel believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.


   Conversely, with respect to Long/Short Fund, shares of a company may be overvalued when, in the opinion of the investment personnel, they are selling for a price that is above their intrinsic worth. A company may be overvalued due to market or economic conditions, unrealistic expectations of the company's future opportunities, unsustainable cash generation, or other factors.



9. WHAT DOES "NET LONG" MEAN WITH RESPECT TO LONG/SHORT FUND?



   Long/Short Fund is "net long" when the Fund's assets committed to long positions exceed those committed to short positions.



10. WHAT IS "LEVERAGE"?



   Leverage is when a Fund increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, Long/Short Fund's short sales effectively leverage the Fund's assets. The use of leverage may make any change in the Fund's NAV even greater and thus result in increased volatility of returns. The Fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower the Fund's overall returns.


                                   Principal investment strategies and risks  89

11. WHAT IS A "SPECIAL SITUATION"?


   Certain Funds may invest in special situations or turnarounds. A special situation arises when the investment personnel believe that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


12. HOW DO GROWTH AND INCOME FUND AND BALANCED FUND DIFFER FROM EACH OTHER?



   Growth and Income Fund will normally invest at least 25% of its net assets in securities the investment personnel believe have income potential. Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. As a result, Balanced Fund is expected to be less volatile than Growth and Income Fund. Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Fund.



13. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?



   Growth and Income Fund and Balanced Fund shift assets to varying degrees between the growth and income components of their portfolio holdings based on the investment personnel's analyses of relevant market, financial, and economic conditions. If the investment personnel believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component. Growth and Income Fund's growth component will normally be up to 75% of its net assets. Balanced Fund's growth component will normally be 50-60% of its net assets. In addition, the Funds' income component may consist of dividend-paying stocks which exhibit growth characteristics.


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14. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?


   The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential.


15. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?



   Growth and Income Fund's income component will consist largely of equities and other securities that the investment personnel believe have income potential. Such securities may include equity securities, convertible securities, equity derivatives, and all types of debt securities.



   Equity securities may be included in the income component of a Fund if they currently pay dividends or the investment personnel believe they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Growth and Income Fund's income component may also exhibit growth characteristics. Growth and Income Fund's income component may consist of structured securities such as equity-linked structured notes. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. Equity-linked structured notes are further described in the "Glossary of Investment Terms." The income component of Balanced Fund's holdings will consist primarily of fixed-income securities.



16. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY GROWTH AND INCOME FUND, BALANCED FUND, FLEXIBLE BOND FUND, OR HIGH-YIELD FUND INVESTMENT?



   Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. The income component of Growth and Income Fund's and Balanced Fund's holdings may include fixed-income securities.


                                   Principal investment strategies and risks  91

17. HOW DO FLEXIBLE BOND FUND AND HIGH-YIELD FUND MANAGE INTEREST RATE RISK?



   The investment personnel may vary the average-weighted effective maturity of the portfolios to reflect their analysis of interest rate trends and other factors. The Funds' average-weighted effective maturity will tend to be shorter when the investment personnel expect interest rates to rise and longer when the investment personnel expect interest rates to fall. The Funds may also use futures, options, and other derivatives to manage interest rate risk.



18. WHAT IS MEANT BY FLEXIBLE BOND FUND'S AND HIGH-YIELD FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?


   The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds in a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.


19. WHAT IS MEANT BY FLEXIBLE BOND FUND'S AND HIGH-YIELD FUND'S "DURATION"?


   A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.


20. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?


   A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.


21. WHAT ARE U.S. GOVERNMENT SECURITIES?


   Certain Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to

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   borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS


   Because the Funds, with the exception of Flexible Bond Fund and High-Yield Fund, may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. Because Long/Short Fund takes both long and short positions, the main risk is the risk that the value of the securities held long might decrease and the value of securities sold short might increase in response to the activities of an individual company or in response to general market and/or economic conditions.


   A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

   Because Flexible Bond Fund and High-Yield Fund invest substantially all of their assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Funds' performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.


   Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management, and potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa). Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks.


   Janus Capital is the adviser to the Funds and the Janus Smart Portfolios, a series of "funds of funds," which may invest in certain Funds. Because Janus Capital is

                                   Principal investment strategies and risks  93
   the adviser to the Janus Smart Portfolios and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such Funds. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause a Fund's expenses to increase due to a resulting smaller asset base. In addition, the Janus Smart Portfolios' portfolio manager has regular and continuous access to the holdings of the Funds, as well as knowledge of investment strategies and techniques of the Funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios.

   The officers and Trustees of the Trust also serve as officers and Trustees of the Janus Smart Portfolios. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Smart Portfolios and the Funds.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Small Company Value Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.

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2. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF FORTY FUND, ORION FUND, CONTRARIAN FUND, AND LONG/SHORT FUND AFFECT THE FUNDS' RISK PROFILE?



   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a nondiversified fund more flexibility to focus its investments in the most attractive companies identified by the investment personnel. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund. Since Forty Fund normally invests primarily in a core portfolio of 20-40 common stocks, this risk may be increased.


3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?


   If the investment personnel's perception of a company's worth is not realized in the time frame they expect, the overall performance of Contrarian Fund, Mid Cap Value Fund, Small Company Value Fund, and Long/Short Fund may suffer. In general, the investment personnel believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.



4. WHAT ARE THE RISKS ASSOCIATED WITH LONG POSITIONS IN EQUITY SECURITIES?


   The Funds will take long positions in equity investments consistent with each Fund's investment objective and strategies. A long position in equities is subject to the risk that a particular stock, an underlying fund, an industry, or stocks in general may fall in value. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions, and market liquidity.


5. WHAT ARE THE RISKS ASSOCIATED WITH SHORT SALES?



   The Funds, particularly Long/Short Fund, may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request that the borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also


                                   Principal investment strategies and risks  95
   want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a Fund will have to cover its short sale at an unfavorable price. If that happens, a Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale. Due to local restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited. Although Janus Capital has extensive experience managing mutual funds and institutional accounts, it has not previously managed a long/short strategy. Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach to a long/short strategy.



6. WHAT ARE THE RISKS ASSOCIATED WITH BORROWING?



   Because the Funds, particularly Long/Short Fund, may borrow money from banks for investment purposes, commonly referred to as "leveraging," a Funds' exposure to fluctuations in the prices of these securities is increased in relation to the Fund's capital. A Fund's borrowing activities will exaggerate any increase or decrease in the NAV of the Fund. In addition, the interest which a Fund must pay on borrowed money together with any additional fees to maintain a line of credit or any minimum average balances, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of a Fund compared with what it would have been without borrowing.



7. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?


   Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.


8. HOW IS CREDIT QUALITY MEASURED?


   Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to

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   compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.


9. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


   Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

                                   Principal investment strategies and risks  97

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


10. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?



   Within the parameters of their specific investment policies, the Funds, particularly Worldwide Fund and International Growth Fund, may invest an unlimited amount of their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM). International Equity Fund will normally limit its investments in emerging market countries to 15% of its net assets.


   To the extent that a Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Funds' shareholder reports and in the Funds' Form N-Q, which are filed with the SEC.

   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.


11. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?


   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

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   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Because High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

   Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.


12. HOW DO THE FUNDS TRY TO REDUCE RISK?



   The Funds may use futures, options, swap agreements (including, but not limited to, credit default swaps with respect to Flexible Bond Fund and High-Yield Fund and short sales with respect to Long/Short Fund), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.


   The Risk-Managed Funds' subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

   The Risk-Managed Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and may invest in exchange-traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds.


13. WHAT IS "INDUSTRY RISK"?


   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's

                                   Principal investment strategies and risks  99
   investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, each of the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION

   The Risk-Managed Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Risk-Managed Funds may use exchange-traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds.



   Except as described above for the Risk-Managed Funds, the Funds may not always stay fully invested in stocks or bonds. For example, when the investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.


   In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

 100 Janus Adviser Series

   OTHER TYPES OF INVESTMENTS

   Unless otherwise stated within its specific investment policies, each Fund, with the exception of Flexible Bond Fund and High-Yield Fund, may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objectives. These securities and strategies may include:


   - debt securities

   - indexed/structured securities


   - high-yield/high-risk bonds (20% or less of Large Cap Growth Fund's, Mid Cap Growth Fund's, Small-Mid Growth Fund's, Fundamental Equity Fund's, Contrarian Fund's, Mid Cap Value Fund's, Small Company Value Fund's, and International Equity Fund's assets and 35% or less of each of the other Fund's assets, with the exception of the Risk-Managed Funds, which do not intend to invest in high-yield/high-risk bonds)



   - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps for Long/Short Fund only, with values not to exceed 10% of the net assets of the Fund), participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs



   - short sales "against the box" and "naked" short sales (no more than 8% of a Fund's assets, with the exception of Long/Short Fund, may be invested in naked short sales), with the exception of the Risk-Managed Funds, which do not intend to invest in short sales


   - securities purchased on a when-issued, delayed delivery, or forward commitment basis


   - bank loans, which may be acquired through loan participations and assignments (for Balanced Fund and Long/Short Fund only; no more than 20% of Balanced Fund's total assets and no more than 5% of Long/Short Fund's total assets)



   Unless otherwise stated within their specific investment policies, Flexible Bond Fund and High-Yield Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by


                                  Principal investment strategies and risks  101
   earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objectives. These securities and strategies may include:


   - equity securities




   - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls (without limit)

   - zero coupon, pay-in-kind, and step coupon securities (without limit)


   - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps with values not to exceed 10% of the net assets of a
     Fund), participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - securities purchased on a when-issued, delayed delivery, or forward commitment basis


   - bank loans, which may be acquired through loan participations and assignments (no more than 20% of a Fund's total assets)


   ILLIQUID INVESTMENTS
   Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit. The Risk-Managed Funds do not intend to invest in illiquid investments.

   FOREIGN SECURITIES

   Unless otherwise stated within its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies. The Risk-Managed Funds' investments in foreign securities are limited to the extent those securities are included in their respective benchmark indices.


   SPECIAL SITUATIONS
   Certain Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business

 102 Janus Adviser Series
   problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Funds may seek to earn additional income through securities lending. Certain Funds may lend their portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the investment personnel. Changes are made in a Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


   The Risk-Managed Funds generally intend to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity


                                  Principal investment strategies and risks  103
   needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's mathematical investment process, the Funds may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Funds, and the nature of the Funds' investments. Portfolio turnover rates are not a factor in making buy and sell decisions.



   The rebalancing techniques used by the Risk-Managed Funds may result in a higher portfolio turnover compared to a "buy and hold" fund strategy. INTECH periodically rebalances the stocks in the portfolios to their target weighting versus each Fund's benchmark index, as determined by INTECH's mathematical investment process.



   Due to the nature of the securities in which Flexible Bond Fund and High-Yield Fund invest, these Funds may have relatively high portfolio turnover compared to other Funds.


   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

 104 Janus Adviser Series

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments for all the Funds except Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, and Mid Cap Value Fund. INTECH is responsible for the day-to-day management of the investment portfolios of Risk-Managed Growth Fund, Risk-Managed Core Fund, and Risk-Managed Value Fund. Perkins is responsible for the day-to-day management of the investment portfolio of Mid Cap Value Fund. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of all the Funds.


   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for Class A and Class C Shares of the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. These payments currently range up to 25 basis points on sales and up to 20 basis points on assets and are subject to change. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the potential size of an institutional relationship, expected gross and/or net sales generated by the relationship, and the anticipated profitability of sales through the institutional relationship. These requirements may from time to time change. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

                                                    Management of the Funds  105

   For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell Shares of the Funds.

 106 Janus Adviser Series

MANAGEMENT EXPENSES


   Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that the Funds must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing the Risk-Managed Funds. Mid Cap Value Fund pays Perkins a subadvisory fee directly for managing the Fund.



   Each Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee schedule (expressed as an annual rate) for each Fund, as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (net of fee waivers) based on each Fund's average net assets. Under the advisory agreement with Janus Capital and the subadvisory agreement with Perkins, Mid Cap Value Fund paid Janus Capital and Perkins management fees. The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees (as applicable) paid by a Fund. [TO BE UPDATED BY AMENDMENT]



                                                                                 Actual Investment
                                                             Contractual         Advisory Fee (%)
                                       Average Daily         Investment        (for the Fiscal Year
                                        Net Assets       Advisory Fee (%)(1)      Ended July 31,
Fund                                      of Fund           (annual rate)              2006)
----------------------------------------------------------------------------------------------------
   GROWTH & CORE
      Large Cap Growth Fund          All Asset Levels           0.64
      Forty Fund                     All Asset Levels           0.64
      Orion Fund                     All Asset Levels           0.64
      Mid Cap Growth Fund            All Asset Levels           0.64
      Small-Mid Growth Fund          All Asset Levels           0.64
      Growth and Income Fund         All Asset Levels           0.62
      Fundamental Equity Fund(2)     All Asset Levels           0.60
      Contrarian Fund(3)             All Asset Levels           0.64
      Balanced Fund                  All Asset Levels           0.55
   RISK-MANAGED
      Risk-Managed Growth Fund       All Asset Levels           0.50
      Risk-Managed Core Fund(3)      All Asset Levels           0.50
      Risk-Managed Value Fund        All Asset Levels           0.50


                                                    Management of the Funds  107

                                                                                 Actual Investment
                                                             Contractual         Advisory Fee (%)
                                       Average Daily         Investment        (for the Fiscal Year
                                        Net Assets       Advisory Fee (%)(1)      Ended July 31,
Fund                                      of Fund           (annual rate)              2006)
----------------------------------------------------------------------------------------------------
   VALUE
      Mid Cap Value Fund(3)          All Asset Levels           0.64
      Small Company Value Fund       All Asset Levels           0.74
   INTERNATIONAL & GLOBAL
      Worldwide Fund(3)              All Asset Levels           0.60
      International Equity Fund(3)   All Asset Levels           0.68                    N/A(7)
      International Growth Fund      All Asset Levels           0.64
   ALTERNATIVE
      Long/Short Fund                All Asset Levels           1.25                    N/A(7)
   BOND
                                     First $300
      Flexible Bond Fund             Million                    0.50
                                     Over $300 Million          0.40
                                     First $300
      High-Yield Fund                Million                    0.65
                                     Over $300 Million          0.55
----------------------------------------------------------------------------------------------------



(1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to certain levels until December 1, 2007. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waivers are not reflected in the fee rates shown.


(2) Formerly named Core Equity Fund.


(3) Effective January 1, 2006 for Risk-Managed Core Fund, effective February 1, 2006 for Contrarian Fund, Mid Cap Value Fund, and Worldwide Fund, and effective December 1, 2006 for International Equity Fund, each Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing this performance fee are included below with further description in the Statement of Additional Information.


(5) For the fiscal year ended July 31, 2006, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The Fund's fee waiver exceeded the investment advisory fee.


(6) Since the Fund did not commence operations as of July 31, 2006, no Actual Investment Advisory Fee information is available.



   A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements (as applicable) is included in the Funds' semiannual and annual reports to shareholders.


 108 Janus Adviser Series

   For Risk-Managed Core Fund, Contrarian Fund, Mid Cap Value Fund, Worldwide Fund, and International Equity Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment (described in further detail below). The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well Risk-Managed Core Fund has performed relative to the S&P 500(R) Index or Contrarian Fund has performed relative to the S&P 500(R) Index or Mid Cap Value Fund has performed relative to the Russell Midcap(R) Value Index or Worldwide Fund has performed relative to the MSCI World Index(SM) or International Equity Fund performs relative to the MSCI EAFE(R) Index. Only the base fee rate will apply until January 2007 for Risk-Managed Core Fund, until February 2007 for Contrarian Fund, Mid Cap Value Fund, and Worldwide Fund, and until December 2007 for International Equity Fund, at which time the performance adjustment is applied.



   Investment Advisory Fee = Base Fee +/- Performance Adjustment



   The investment advisory fee paid to Janus Capital by each of Risk-Managed Core Fund, Contrarian Fund, Mid Cap Value Fund, Worldwide Fund, and International Equity Fund consists of two components: (1) a base fee calculated by applying the current specified fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, the Performance Adjustment will apply beginning January 2007 for Risk-Managed Core Fund, February 2007 for Contrarian Fund, Mid Cap Value Fund, and Worldwide Fund, and December 2007 for International Equity Fund.



   No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The benchmark index for Risk-Managed Core Fund is the S&P 500(R) Index, for Contrarian Fund is the S&P 500(R) Index, for Mid Cap Value Fund is the Russell Midcap(R) Value Index, for Worldwide Fund is the MSCI World Index(SM), and for International Equity Fund is the MSCI EAFE(R) Index. Because the Performance Adjustment is tied to a Fund's relative


                                                    Management of the Funds  109
   performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.



   The investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.



   The Funds' Statement of Additional Information contains additional information about performance-based fees.




 110 Janus Adviser Series

SUBADVISERS


   ENHANCED INVESTMENT TECHNOLOGIES, LLC serves as subadviser to Risk-Managed Growth Fund, Risk-Managed Core Fund, and Risk-Managed Value Fund. INTECH, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Risk-Managed Funds. Janus Capital indirectly owns approximately 82.5% of the outstanding voting shares of INTECH.



   PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to Mid Cap Value Fund, and has served in such capacity since the Fund's inception. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.


                                                    Management of the Funds  111

INVESTMENT PERSONNEL

   Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS PORTFOLIO MANAGERS


JONATHAN D. COLEMAN, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Mid Cap Growth Fund, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.



DAVID J. CORKINS

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Large Cap Growth Fund, which he has managed since February 2006. Mr. Corkins was Portfolio Manager of Janus Adviser Growth and Income Fund from August 2000 to December 2003. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master's degree in Business Administration from Columbia University.



DAVID C. DECKER, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Contrarian Fund, which he has managed since its inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.


 112 Janus Adviser Series

JAKOB V. HOLM, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Small Company Value Fund, which he has managed or co-managed since its inception. Mr. Holm is also Portfolio Manager of other Janus accounts. He joined Janus Capital in July 2005. Prior to joining Janus Capital, Mr. Holm co-managed the Fund (2002-2005) and worked as a research analyst, analyzing equity and fixed-income securities (2000-2005) at Bay Isle Financial LLC. He holds a Bachelor of Arts degree in Economics from Augustana College and a Master of International Management degree from Thunderbird, The Garvin School of International Management. Mr. Holm holds the Chartered Financial Analyst designation.



BRENT A. LYNN, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser International Growth Fund, which he has managed or co-managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.



CHAD MEADE

--------------------------------------------------------------------------------

     is Co-Portfolio Manager of Janus Adviser Small-Mid Growth Fund, which he has co-managed since July 2006. Mr. Meade also performs duties as a research analyst. Mr. Meade joined Janus Capital in August 2001 as an equity research analyst. Prior to joining Janus Capital, Mr. Meade worked as a financial analyst for Goldman Sachs' global investment research team. He holds a Bachelor's degree (summa cum laude) in Finance from Virginia Tech. Mr. Meade and Brian A. Schaub are jointly responsible for the day-to-day management of the Fund's portfolio. Neither Mr. Meade nor Mr. Schaub has any limitations on his role.


                                                    Management of the Funds  113

MARC PINTO, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. Mr. Pinto and Gibson Smith are jointly responsible for the day-to-day management of Janus Adviser Balanced Fund. Mr. Pinto focuses on the equity portion of the Fund. He holds the Chartered Financial Analyst designation.





RON SACHS, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Orion Fund, which he has managed since inception. Mr. Sachs was Portfolio Manager of Janus Adviser Small-Mid Growth Fund from August 2005 to June 2006. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Mr. Sachs holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.



BRIAN A. SCHAUB, CFA

--------------------------------------------------------------------------------

     is Co-Portfolio Manager of Janus Adviser Small-Mid Growth Fund, which he has co-managed since July 2006. Mr. Schaub also performs duties as a research analyst. Mr. Schaub joined Janus Capital in June 2000 as an equity research analyst. He holds a Bachelor's degree (cum laude) in Economics from Williams College. Mr. Schaub and Chad Meade are jointly responsible for the day-to-day management of the Fund's portfolio. Neither Mr. Schaub nor Mr. Meade has any limitations on his role. Mr. Schaub holds the Chartered Financial Analyst designation.


SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Forty Fund, which he has managed since its inception. Mr. Schoelzel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994. Mr. Schoelzel holds a Bachelor of Arts degree in Business from Colorado College.


 114 Janus Adviser Series

GIBSON SMITH
--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund and Portfolio Manager of Janus Adviser High-Yield Fund, which he has co-managed since May 2005 and managed since inception, respectively. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado. Mr. Smith and Marc Pinto are jointly responsible for the day-to-day management of Janus Adviser Balanced Fund. Mr. Smith focuses on the fixed-income portion of the Fund.



MINYOUNG SOHN, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Growth and Income Fund and Janus Adviser Fundamental Equity Fund, which he has managed since January 2004 and May 2005, respectively. Mr. Sohn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1998 as a research analyst. Mr. Sohn holds a Bachelor of Arts degree (cum laude) in Government and Economics from Dartmouth College. Mr. Sohn holds the Chartered Financial Analyst designation.



RONALD V. SPEAKER, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Flexible Bond Fund, which he has managed since its inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker holds the Chartered Financial Analyst designation.



JASON P. YEE, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Worldwide Fund, which he has managed since July 2004. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992, working as a research analyst until April 1996. He re-joined Janus in April 2000 as a research analyst. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee holds the Chartered Financial Analyst designation.


                                                    Management of the Funds  115

JANUS INVESTMENT TEAMS



INTERNATIONAL EQUITY INVESTMENT TEAM

--------------------------------------------------------------------------------

     A team of investment professionals, consisting of Doug Kirkpatrick, Julian Pick, and Laurent Saltiel, works together to select investments for the Fund. Members of the investment team are sector specialists and each member is individually responsible for a portion of the Fund's portfolio based on their sector expertise. The majority of the Fund's portfolio, however, is determined through consensus or approval of a majority of the investment team. Each member of the team is jointly responsible for the day-to-day management of the Fund.



     Doug Kirkpatrick, CFA, joined Janus Capital in 2001 as an equity research analyst. He is responsible for equity security analysis concentrating primarily on the industrials, information technology, utilities, consumer discretionary, and consumer staples sectors. Prior to joining Janus Capital, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP. He holds Bachelor's degrees in Mechanical Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston, and a Master of Business Administration degree from the University of California at Berkeley. Mr. Kirkpatrick holds the Chartered Financial Analyst designation. Julian Pick, CFA, joined Janus Capital in 1995, working as a research analyst until 2001. He re-joined Janus Capital in 2003. Mr. Pick is responsible for equity security analysis concentrating primarily on the financials and healthcare sectors. Prior to returning to Janus Capital in May 2003, he worked for Deutsche Asset Management in London, managing international and global stock portfolios for institutional clients. He holds a Bachelor's degree with distinction in Economics from George Mason University. Mr. Pick holds the Chartered Financial Analyst designation. Laurent Saltiel joined Janus Capital in 2002 as an equity research analyst. He is responsible for equity security analysis concentrating primarily on the energy, materials, telecommunication services, consumer discretionary, and consumer staples sectors. Prior to joining Janus Capital, he worked as an equity analyst at RS Investments in San Francisco researching medical devices and semiconductor capital equipment companies. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


 116 Janus Adviser Series

LONG/SHORT INVESTMENT TEAM
--------------------------------------------------------------------------------
     A team of investment professionals, consisting of David C. Decker, Dan Kozlowski, and Dan Riff, selects investments for the Fund. Each member of the team is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Decker, as team leader, has discretion over a larger percentage of fund assets and exercises final decision-making on the overall portfolio as necessary.


     David C. Decker, CFA, is Executive Vice President and is Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation. Dan Kozlowski, CFA, is an international equity research analyst, concentrating on the financial, retail, and media sectors on a global basis. He joined Janus Capital in 1999. He holds a Bachelor's degree (cum laude) in Business Administration from the University of Miami, a Master of Business Administration degree with concentrations in Finance and Accounting from the University of Chicago, and has studied at Sophia University's School of Comparative Culture in Tokyo, Japan. Mr. Kozlowski holds the Chartered Financial Analyst designation. Dan Riff is an equity research analyst covering healthcare, consumer staples, and industrial firms. Prior to joining Janus Capital in 2003, Mr. Riff was a strategy consultant focused on growth and innovation, working in Boston, London, and Johannesburg with consumer products, financial services, and healthcare firms. Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College, and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.


                                                    Management of the Funds  117

INTECH INVESTMENT TEAM



     No one person of the investment team is primarily responsible for implementing the investment strategies of the Risk-Managed Funds. A team of investment professionals consisting of Dr. Robert Fernholz, David E. Hurley, Dr. Cary Maguire, and Joseph Runnels works together to implement the mathematical investment process.



     E. Robert Fernholz is Chief Investment Officer ("CIO") of INTECH. Dr. Fernholz joined INTECH in June of 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process. He has 25 years of investment experience. David E. Hurley, CFA, is Executive Vice President and Chief Operating Officer of INTECH. Mr. Hurley joined INTECH in January 1988. He received his B.S. in Engineering from the United States Military Academy. Mr. Hurley is responsible for daily oversight of all aspects of the investment process from a portfolio management perspective. Mr. Hurley has oversight, supervisory, and support responsibility for the day-to-day implementation of the portfolio management and trading process. Mr. Hurley holds the Chartered Financial Analyst designation. Cary Maguire is Senior Investment Officer of INTECH. Dr. Maguire joined INTECH in November 1991. He received his Ph.D. in Physics from Princeton University. He holds an M.B.A. from Southern Methodist University. Dr. Maguire is a Phi Beta Kappa graduate of Stanford with degrees in Chemistry and Music. Dr. Maguire implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements to the CIO. Joseph W. Runnels, CFA, is Vice President of Portfolio Management at INTECH. Mr. Runnels joined INTECH in June 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.


 118 Janus Adviser Series

PERKINS PORTFOLIO MANAGERS


JEFFREY R. KAUTZ, CFA

--------------------------------------------------------------------------------

     is Co-Manager of Janus Adviser Mid Cap Value Fund, which he has managed since its inception. He is also Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. Previously, he was Portfolio Manager for Berger Mid Cap Value Fund. Mr. Kautz holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Kautz holds the Chartered Financial Analyst designation.




THOMAS M. PERKINS
--------------------------------------------------------------------------------

     has been the lead Co-Manager of Janus Adviser Mid Cap Value Fund since its inception. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was Portfolio Manager for Berger Mid Cap Value Fund. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University. Mr. Perkins is jointly and primarily responsible for the day-to-day management of the Fund, and as lead Co-Manager, exercises final decision-making authority over the Fund as necessary.


   Information about the compensation structure, other accounts managed, and the range of ownership of securities for certain of the Funds' investment personnel is included in the SAI.

                                                    Management of the Funds  119

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY JANUS


   [TO BE UPDATED BY AMENDMENT]


   JANUS ADVISER ORION FUND COMPARABLE ACCOUNTS

   PERFORMANCE OF CONCENTRATED ALL CAP GROWTH COMPOSITE
   The following chart shows the historical performance of the Concentrated All Cap Growth Composite. The accounts in the Composite are managed by Ron Sachs and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Orion Fund. The Russell 3000(R) Growth Index is the benchmark index for the Fund and the Composite. In addition, the S&P 500(R) Index is a secondary benchmark for the Composite.


   As of September 30, 2006, the Concentrated All Cap Growth Composite consisted
   of      advisory accounts,      of which are mutual fund portfolios. As of
   this date, the total assets of the Concentrated All Cap Growth Composite were
   approximately $          . Janus Adviser Orion Fund is included in the
   Concentrated All Cap Growth Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Janus Adviser Orion Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.



                                        Average annual total return for periods ended 09/30/06
                                        ------------------------------------------------------
                                                       1 year    5 years    Since Inception(1)
    Concentrated All Cap Growth Composite
    Russell 3000(R) Growth Index(2)
    S&P 500(R) Index(3)
                                                       ------------------------------------


   (1) The inception date of the Composite was July 1, 2000. Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 120 Janus Adviser Series

   JANUS ADVISER CONTRARIAN FUND COMPARABLE ACCOUNTS

   PERFORMANCE OF JANUS CONTRARIAN COMPOSITE
   The following chart shows the historical performance of the Janus Contrarian Composite. The accounts in the Composite are managed by David Decker and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Contrarian Fund. The S&P 500(R) Index is the benchmark index for the Fund and the Composite.


   As of September 30, 2006, the Janus Contrarian Composite consisted of
   advisory accounts, including      mutual fund portfolios. As of this date,
   the total assets of the Janus Contrarian Composite were approximately
   $          . Janus Adviser Contrarian Fund is included in the Janus
   Contrarian Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Janus Adviser Contrarian Fund's fees and expenses are generally expected to be higher than those reflected in the Composite. In addition, except for the mutual fund accounts in the Composite, the fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Contrarian Fund. Therefore, if the Composite was subject to the fees and expenses payable by the Fund, then the performance of the Composite for the periods shown would be lower.



   Except for the mutual fund accounts, the accounts in the Composite were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.



                                        Average annual total return for periods ended 09/30/06
                                        ------------------------------------------------------
                                                       1 year    5 years    Since Inception(1)
    Janus Contrarian Composite
    S&P 500(R) Index(2)
                                                       ------------------------------------


   (1) The inception date of the Composite was March 1, 2000. Total returns and expenses are not annualized for the first year of operations.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

                                                    Management of the Funds  121

   JANUS ADVISER INTERNATIONAL EQUITY FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF JANUS INTERNATIONAL EQUITY COMPOSITE


   The following chart shows the historical performance of the Janus International Equity Composite. The accounts in the Composite are managed by Doug Kirkpatrick, Julian Pick, and Laurent Saltiel and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser International Equity Fund. The Morgan Stanley Capital International EAFE(R) Index is the benchmark index for the Fund and the Composite. In addition, the Morgan Stanley Capital International EAFE(R) Growth Index is a secondary benchmark for the Composite.



   As of September 30, 2006, the Janus International Equity Composite consisted
   of      advisory accounts,      of which are mutual fund portfolios. As of
   this date, the total assets of the Janus International Equity Composite were
   approximately $          . Janus Adviser International Equity Fund will be
   included in the Janus International Equity Composite as of December 1, 2006. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the investment team, as well as the former portfolio managers, and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund. [TO BE UPDATED BY AMENDMENT]



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Janus Adviser International Equity Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.



                                  Average annual total return for periods ended 09/30/06
                                  ------------------------------------------------------
                                                                  1 year    Inception(1)
    Janus International Equity Composite(2)
    Morgan Stanley Capital International EAFE(R) Index(3)
    Morgan Stanley Capital International EAFE(R) Growth Index(4)
                                                                  --------------------



   (1) Effective June   , 2004, the Janus International Equity Composite adopted
       guidelines that are substantially similar to those of Janus Adviser International Equity Fund. Prior to this time, the Composite was managed under different guidelines.


   (2) Doug Kirkpatrick, Julian Pick and Laurent Saltiel have managed the Composite since March 2006.


   (3) The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.


   (4) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities.


 122 Janus Adviser Series

   JANUS ADVISER HIGH-YIELD FUND COMPARABLE ACCOUNTS

   PERFORMANCE OF JANUS HIGH-YIELD COMPOSITE
   The following chart shows the historical performance of the Janus High-Yield Composite. The accounts in the Composite are managed by Gibson Smith and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser High-Yield Fund. The Lehman Brothers High-Yield Bond Index is the benchmark index for the Fund and the Composite.


   As of September 30, 2006, the Janus High-Yield Composite consisted of
   advisory accounts,      of which are mutual fund portfolios. As of this date,
   the total assets of the Janus High-Yield Composite were approximately
   $          . Janus Adviser High-Yield Fund is included in the Janus
   High-Yield Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager, as well as the former portfolio manager, and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Janus Adviser High-Yield Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.



                                         Average annual total return for periods ended 09/30/06
                                         ------------------------------------------------------
                                                        1 year    5 years    Since Inception(1)
    Janus High-Yield Composite(2)
    Lehman Brothers High-Yield Bond Index(3)
                                                        -----------------------------------


   (1) The inception date of the Composite was January 1, 1996. Total returns and expenses are not annualized for the first year of operations.
   (2) Gibson Smith has managed the Composite since December 5, 2003.
   (3) The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, noninvestment grade debt.

                                                    Management of the Funds  123

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY INTECH


   [TO BE UPDATED BY AMENDMENT]



   JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND COMPARABLE ACCOUNTS


   PERFORMANCE OF INTECH BROAD LARGE CAP GROWTH COMPOSITE AND INTECH LARGE CAP GROWTH COMPOSITE

   The following chart shows the historical performance of the INTECH Broad Large Cap Growth Composite and the INTECH Large Cap Growth Composite. The accounts in the Composites are managed by INTECH and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser INTECH Risk-Managed Growth Fund. Both Composites and the Fund are managed using INTECH's Large Cap Growth Strategy. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The benchmark index of the INTECH Broad Large Cap Growth Composite and the Fund is the Russell 1000(R) Growth Index. The benchmark index of the INTECH Large Cap Growth Composite was the S&P 500/Barra Growth Index until December 31, 2005, at which time the Composite began transitioning to its new benchmark, the S&P 500/Citigroup Growth Index. The Broad Large Cap Growth version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Large Cap Growth Composite. The returns for the INTECH Large Cap Growth Composite are shown to illustrate INTECH's investment style and how INTECH seeks to outperform the applicable benchmark index with respect to the accounts included in the Composites. While there has been a high correlation between the two indices, the Fund's performance is expected to more closely track the performance of the Russell 1000(R) Growth Index.



   As of September 30, 2006, the INTECH Broad Large Cap Growth Composite
   consisted of   advisory accounts, including   mutual fund portfolios. As of
   this date, the total assets of the INTECH Broad Large Cap Growth Composite
   were approximately $       . The Janus mutual funds for which INTECH acts as
   subadviser are included in the INTECH Broad Large Cap Growth Composite. As of September 30, 2006, the INTECH Large Cap Growth Composite consisted of advisory accounts. As of this date, the total assets of the INTECH Large Cap
   Growth Composite were approximately $       . All accounts that have
   investment objectives, policies, and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.


 124 Janus Adviser Series

   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in each Composite. Janus Adviser INTECH Risk-Managed Growth Fund's fees and expenses are generally expected to be higher than those reflected in the Composites. In addition, except for the mutual fund accounts in the Composites, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser INTECH Risk-Managed Growth Fund. Therefore, if the Composites were subject to the fees and expenses payable by the Fund, then the performance of the Composites for the periods shown would be lower.



   Except for the mutual fund accounts, the accounts in the Composites were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composites for the periods shown may have been lower.



                                                        Average annual total returns for periods ended 09/30/06
                                                        -------------------------------------------------------
                                                                                        Since        Inception
                                                     1 Year    5 Years    10 Years    Inception       Date(1)
    INTECH Broad Large Cap Growth Composite                                                         10/31/2000
    Russell 1000(R) Growth Index(2)                                                                 10/31/2000
    INTECH Large Cap Growth Composite                                                               06/30/1993
    S&P 500/Citigroup Growth Index(3)                    --        N/A        N/A           --              --
    S&P 500/Barra Growth Index(4)                                                                   06/30/1993


   (1) Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.



   (3) Effective January 1, 2006, the INTECH Large Cap Growth Composite began transitioning its benchmark from the S&P 500/Barra Growth Index to the S&P 500/Citigroup Growth Index. The benchmark change is a result of the discontinuation of the S&P 500/Barra indices. The S&P 500/ Citigroup
       Growth Index....


   (4) The S&P 500/Barra Growth Index is designed to differentiate between fast growing companies and slower growing or undervalued companies and includes those stocks in the S&P 500(R) Index that have higher price/book ratios. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. For periods prior to January 1, 2006, the accounts that comprise the INTECH Large Cap Growth Composite were managed against this index. Index performance shown for the transition period of January 1, 2006 to March 31, 2006 is based on blended S&P 500/Barra Growth Index and S&P 500/Citigroup Growth Index information.


                                                    Management of the Funds  125

   JANUS ADVISER INTECH RISK-MANAGED CORE FUND COMPARABLE ACCOUNTS


   PERFORMANCE OF INTECH LARGE CAP CORE COMPOSITE AND INTECH ENHANCED PLUS COMPOSITE

   The following chart shows the historical performance of the INTECH Large Cap Core Composite and the INTECH Enhanced Plus Composite. The accounts in the Composites are managed by INTECH and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser INTECH Risk-Managed Core Fund. Both Composites and the Fund are managed using INTECH's Large Cap Core Strategy and use the S&P 500(R) as their benchmark index. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The Large Cap Core version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Enhanced Plus Composite. Accordingly, their performance is expected to be more volatile relative to the benchmark index.



   As of September 30, 2006, the INTECH Large Cap Core Composite consisted of
        advisory accounts, including      mutual fund portfolios. As of this
   date, the total assets of the INTECH Large Cap Core Composite were
   approximately $          . The Janus mutual funds for which INTECH acts as
   subadviser are included in the INTECH Large Cap Core Composite. As of September 30, 2006, the INTECH Enhanced Plus Composite consisted of advisory accounts. As of this date, the total assets of the INTECH Enhanced
   Plus Composite were approximately $          . All accounts that have
   investment objectives, policies, and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in each Composite. Janus Adviser INTECH Risk-Managed Core Fund's fees and expenses are generally expected to be higher than those reflected in the Composites. In addition, except for the mutual fund accounts in the Composites, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser INTECH Risk-Managed Core Fund. Therefore, if the Composites


 126 Janus Adviser Series
   were subject to the fees and expenses payable by the Fund, then the performance of the Composites for the periods shown would be lower.


   Except for the mutual fund accounts, the accounts in the Composites were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composites for the periods shown may have been lower.



                                                  Average annual total returns for periods ended 09/30/06
                                                  -------------------------------------------------------
                                                                                  Since        Inception
                                               1 Year    5 Years    10 Years    Inception       Date(1)
    INTECH Large Cap Core Composite                                                            07/31/2001
    S&P 500(R) Index(2)                                                                        07/31/2001
    INTECH Enhanced Plus Composite                                                             06/30/1987
    S&P 500(R) Index(2)                                                                        06/30/1987


   (1) Total returns and expenses are not annualized for the first year of operations.



   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.




                                                    Management of the Funds  127

   JANUS ADVISER INTECH RISK-MANAGED VALUE FUND COMPARABLE ACCOUNTS


   PERFORMANCE OF INTECH BROAD LARGE CAP VALUE COMPOSITE AND INTECH LARGE CAP VALUE COMPOSITE

   The following chart shows the historical performance of the INTECH Broad Large Cap Value Composite and the INTECH Large Cap Value Composite. The accounts in the Composites are managed by INTECH and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser INTECH Risk-Managed Value Fund. Both Composites and the Fund are managed using INTECH's Large Cap Value Strategy. Both Composites and the Fund seek to outperform their respective benchmark indices while managing downside risk. The benchmark index of the INTECH Broad Large Cap Value Composite and the Fund is the Russell 1000(R) Value Index, while the benchmark index of the INTECH Large Cap Value Composite was the S&P 500/Barra Value Index until December 31, 2005, at which time the INTECH Large Cap Value Composite began transitioning to its new benchmark, the S&P 500/Citigroup Value Index. While there has been a high correlation between the two indices, the Fund's performance is expected to more closely track the performance of the Russell 1000(R) Value Index.



   As of September 30, 2006, the INTECH Broad Large Cap Value Composite
   consisted of [     ] advisory accounts. As of this date, the total assets of
   the INTECH Broad Large Cap Value Composite were approximately $[     ]
   million. Janus Adviser INTECH Risk-Managed Value Fund is included in the INTECH Broad Large Cap Value Composite. As of September 30, 2006, the INTECH
   Large Cap Value Composite consisted of [     ] advisory account, a
   proprietary account of an INTECH affiliate. As of this date, the total assets
   of the INTECH Large Cap Value Composite were approximately $[     ] million.
   All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.



   Composite performance shown reflects the deduction of advisory fees (a model fee in the case of Broad Large Cap Value Composite) and transaction costs charged to accounts in each Composite. Janus Adviser INTECH Risk-Managed Value Fund's fees and expenses are generally expected to be higher than those reflected in the Composites. In addition, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser INTECH Risk-Managed Value Fund. Therefore, if the Composites were subject to the fees and expenses payable by the Fund, then the performance of the Composites for the periods shown would be lower.


 128 Janus Adviser Series

   Further, shareholders of Class A Shares of the Fund may be subject to certain sales charges upon purchases and/or a deferred sales charge upon certain redemptions, and shareholders of Class C Shares may be subject to a deferred sales charge upon certain redemptions. These are not payable by accounts in the Composites. If the accounts in the Composites had been subject to these sales charges, then the performance of the Composites for the periods shown may have been lower.


   The advisory accounts in the Composites were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composites for the periods shown may have been lower.



                                                 Average annual total returns for periods ended 09/30/06
                                                 -------------------------------------------------------
                                                                                   Since      Inception
                                              1 Year     5 Years     10 Years    Inception     Date(1)
    INTECH Broad Large Cap Value Composite                 N/A          N/A                    8/1/2004
    Russell 1000(R) Value Index(2)                         N/A          N/A                    8/1/2004
    INTECH Large Cap Value Composite                                                           7/1/1993
    S&P 500/Citigroup Value Index(3)             --        N/A          N/A           --             --
    S&P 500/Barra Value Index(4)                                                               7/1/1993
                                              -----------------------------------------------


   (1) Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

   (3) Effective January 1, 2006, the INTECH Large Cap Value Composite began transitioning its benchmark from the S&P 500/Barra Value Index to the S&P 500/Citigroup Value Index. The benchmark change is a result of the discontinuation of the S&P 500/Barra indices. The S&P 500/ Citigroup Value Index measures the performance of those S&P 500 securities categorized as "value" companies based on their lower price-to-book ratios.


   (4) The S&P 500/Barra Value Index measures the performance of those S&P 500 securities categorized as "value" companies based on their lower price-to-book ratios. For periods prior to January 1, 2006, accounts that comprise the INTECH Large Cap Value Composite were managed against this index.




                                                    Management of the Funds  129

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES


   The Funds currently offer five classes of shares. Class I Shares are offered by this Prospectus. The Shares are offered only through the following types of financial intermediaries and to certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/ endowments. Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes.



   IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class R Shares, or Class S Shares, please call 1-800-525-0020.


   CLOSED FUND POLICIES

   The Funds may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more funds as an investment option would be able to direct contributions to that fund through their plan, regardless of whether they invested in such fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the fund would be able to continue to invest in the fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a

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   parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. In addition, new accounts may be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the

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   Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.


   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. In August 2006, the refiled complaint was dismissed by the court with prejudice.


   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.


   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision. In June 2006, the United States Supreme Court invited the Solicitor General to file a brief expressing the view of the United States.


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   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUNDS

   The Funds are distributed by Janus Distributors, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

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DISTRIBUTIONS AND TAXES
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DISTRIBUTIONS


   To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. However, because the principal investment goal of Long/Short Fund is to invest in both long and short positions in equity securities, it is anticipated that a smaller portion of the income dividends paid to you by Long/Short Fund will be qualified dividend income eligible for taxation by individuals at long-term capital gain rates than if the Fund invested in only long positions in equity securities. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Distributions are made at the class level, so they may vary from class to class within a single Fund.


   DISTRIBUTION SCHEDULE

   Dividends for Growth and Income Fund and Balanced Fund are normally declared and distributed in March, June, September, and December. Dividends for the other Equity Funds are normally declared and distributed in December. Dividends for Flexible Bond Fund and High-Yield Fund are normally declared daily, Saturdays, Sundays, and holidays included, and are generally distributed on the last business day of each month. For investors investing through intermediaries, the date you receive your dividend may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Capital gains are normally declared and distributed in December for all of the Funds. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT A FUND'S NAV

   Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

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   "BUYING A DIVIDEND"

   If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

   For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181). Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's dividends and

                                                    Distributions and taxes  135
   capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   Income dividends and net capital gains distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

   Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

   The Funds may be required to withhold U.S. federal income tax on all taxable distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUNDS

   Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


   Certain of Long/Short Fund's transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.


   The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

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SHAREHOLDER'S GUIDE
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   Shares may generally be purchased, exchanged, or redeemed only through the following types of financial intermediaries and by certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.

   With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem a Fund's shares to the extent that Fund is invested in such markets.

   All purchases and sales will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agent. In order to receive a day's price, your order must be received in good order by a Fund or its agent by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for purchases and redemptions of Class I Shares.

   Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of

                                                        Shareholder's guide  137
   a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in a Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary

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   or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

NETWORKING FEES

   NETWORKING AND/OR OMNIBUS POSITIONING FEE

   Certain intermediaries may charge networking and/or omnibus account fees with respect to transactions in Class I Shares of the Funds that are processed through the NSCC or similar systems. These fees are paid by Class I Shares of the Funds to Janus Services LLC, which uses such fees to reimburse intermediaries.

PURCHASES

   Purchases of Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You may wish to consider such arrangements when evaluating any recommendation of the Funds.

   Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS


   The minimum investment in Class I Shares is $1 million for institutional investors. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types for all Funds except Long/Short Fund, which requires a minimum investment of $10,000. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your


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   intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

   The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

   The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN


   You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.


EXCHANGES

   Contact your financial intermediary, a Janus representative (1-800-333-1181), or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may generally exchange Shares of a Fund for Shares of the same class of any fund in the Trust offered through your financial intermediary or qualified plan.

   - You must meet the minimum investment amount for each fund.

   - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


   - An exchange of Shares from Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Worldwide Fund, International Growth Fund, International Equity Fund, Long/Short Fund, and High-Yield Fund, held for three months or less, may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."


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   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. In addition, accounts holding Shares directly with the Funds may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). The Funds will work with intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Redemptions, like purchases, may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

   Shares of any Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.


   The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.


   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of

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   the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN


   You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.


REDEMPTION FEE


   Redemptions (and exchanges) of Shares from Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Worldwide Fund, International Equity Fund, International Growth Fund, Long/Short Fund, and High-Yield Fund held for three months or less may be subject to the Funds' redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.


   Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans;
   (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum

 142 Janus Adviser Series
   distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

   In addition to the circumstances noted in the preceding paragraph, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Funds reserve the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents.

   The Funds attempt to deter excessive trading through at least the following methods:

   - fair valuation of securities as described under "Pricing of Fund Shares;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Funds); and

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   - exchange limitations (for accounts held directly with the Funds) as described under "Exchanges."

   The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

   If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, for accounts holding Shares directly, the Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period. The Funds' excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with

 144 Janus Adviser Series
   respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

   Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing

                                                        Shareholder's guide  145
   inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   The non-money market funds' portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.



   In addition, the funds' top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the non-money market funds are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The funds' top portfolio


 146 Janus Adviser Series
   holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.


   Long/Short Fund discloses its short positions only to the extent required in regulatory reports. Information regarding short positions is not available on www.janus.com.



   Specific portfolio level performance attribution information and statistics for the funds will be made available to any person monthly upon request, with a 30-day lag, following the posting of the funds' portfolio holdings on www.janus.com.



   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the funds. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.


   Complete schedules of the Funds' portfolio holdings as of the end of the Funds' first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Funds' portfolio holdings as of the end of the Funds' second and fourth fiscal quarters are included in the Funds' semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER COMMUNICATIONS

   Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.


   Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus,


                                                        Shareholder's guide  147
   if you hold Shares directly with a Fund) to obtain these reports. The Trust's fiscal year ends July 31.


 148 Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share.



   The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class I Shares of the Funds (assuming reinvestment of all dividends and distributions).



   No financial highlights are presented for International Equity Fund and Long/Short Fund because they did not commence operations as of July 31, 2006.



   [TO BE UPDATED BY AMENDMENT]


                                                       Financial highlights  149

LARGE CAP GROWTH FUND - CLASS I
-------------------------------------------------------
                                         Period ended
                                       July 31, 2006(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return(2)
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(3)(4)
 Ratio of net expenses to average
   net assets(3)(5)
 Ratio of net investment
   income/(loss) to average net
   assets(3)
 Portfolio turnover rate(3)
-------------------------------------------------------



(1) Period November 28, 2005 (inception of Class I Shares) to July 31, 2006.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio reflects expenses after any expense offset arrangements.


 150 Janus Adviser Series

FORTY FUND - CLASS I
-------------------------------------------------------
                                         Period ended
                                       July 31, 2006(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return(2)
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(3)(4)
 Ratio of net expenses to average
   net assets(3)(5)
 Ratio of net investment
   income/(loss) to average net
   assets(3)
 Portfolio turnover rate(3)
-------------------------------------------------------



(1) Period November 28, 2005 (inception of Class I Shares) to July 31, 2006.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  151

ORION FUND - CLASS I
-------------------------------------------------------
                                         Period ended
                                       July 31, 2006(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return(2)
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(3)(4)
 Ratio of net expenses to average
   net assets(3)(5)
 Ratio of net investment
   income/(loss) to average net
   assets(3)
 Portfolio turnover rate(3)
-------------------------------------------------------



(1) Period November 28, 2005 (inception of Class I Shares) to July 31, 2006.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio reflects expenses after any expense offset arrangements.


 152 Janus Adviser Series

MID CAP GROWTH FUND - CLASS I
-------------------------------------------------------
                                         Period ended
                                       July 31, 2006(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return(2)
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(3)(4)
 Ratio of net expenses to average
   net assets(3)(5)
 Ratio of net investment
   income/(loss) to average net
   assets(3)
 Portfolio turnover rate(3)
-------------------------------------------------------



(1) Period November 28, 2005 (inception of Class I Shares) to July 31, 2006.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  153

SMALL-MID GROWTH FUND - CLASS I
-------------------------------------------------------
                                         Period ended
                                       July 31, 2006(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return(2)
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(3)(4)
 Ratio of net expenses to average
   net assets(3)(5)
 Ratio of net investment
   income/(loss) to average net
   assets(3)
 Portfolio turnover rate(3)
-------------------------------------------------------



(1) Period November 28, 2005 (inception of Class I Shares) to July 31, 2006.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio reflects expenses after any expense offset arrangements.


 154 Janus Adviser Series

GROWTH AND INCOME FUND - CLASS I
-------------------------------------------------------
                                         Period ended
                                       July 31, 2006(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return(2)
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(3)(4)
 Ratio of net expenses to average
   net assets(3)(5)
 Ratio of net investment
   income/(loss) to average net
   assets(3)
 Portfolio turnover rate(3)
-------------------------------------------------------



(1) Period November 28, 2005 (inception of Class I Shares) to July 31, 2006.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  155

FUNDAMENTAL EQUITY FUND(1) - CLASS I
-------------------------------------------------------
                                         Period ended
                                       July 31, 2006(2)
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return(3)
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(4)(5)
 Ratio of net expenses to average
   net assets(4)(6)
 Ratio of net investment
   income/(loss) to average net
   assets(4)
 Portfolio turnover rate(4)
-------------------------------------------------------



(1) Formerly named Core Equity Fund.


(2) Period November 28, 2005 (inception of Class I Shares) to July 31, 2006.


(3) Total return not annualized for periods of less than one year.


(4) Annualized for periods of less than one full year.


(5) The expense ratio reflects expenses prior to any expense offset arrangements.


(6) The expense ratio reflects expenses after any expense offset arrangements.


 156 Janus Adviser Series

CONTRARIAN FUND - CLASS I
-------------------------------------------------------
                                         Period ended
                                       July 31, 2006(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return(2)
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(3)(4)
 Ratio of net expenses to average
   net assets(3)(5)
 Ratio of net investment
   income/(loss) to average net
   assets(3)
 Portfolio turnover rate(3)
-------------------------------------------------------



(1) Period November 28, 2005 (inception of Class I Shares) to July 31, 2006.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  157

BALANCED FUND - CLASS I
-------------------------------------------------------
                                         Period ended
                                       July 31, 2006(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return(2)
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(3)(4)
 Ratio of net expenses to average
   net assets(3)(5)
 Ratio of net investment
   income/(loss) to average net
   assets(3)
 Portfolio turnover rate(3)
-------------------------------------------------------



(1) Period November 28, 2005 (inception of Class I Shares) to July 31, 2006.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio reflects expenses after any expense offset arrangements.


 158 Janus Adviser Series

RISK-MANAGED GROWTH FUND - CLASS I
-------------------------------------------------------
                                         Period ended
                                       July 31, 2006(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return(2)
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(3)(4)
 Ratio of net expenses to average
   net assets(3)(5)
 Ratio of net investment
   income/(loss) to average net
   assets(3)
 Portfolio turnover rate(3)
-------------------------------------------------------



(1) Period November 28, 2005 (inception of Class I Shares) to July 31, 2006.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  159

RISK-MANAGED CORE FUND - CLASS I
-------------------------------------------------------
                                         Period ended
                                       July 31, 2006(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return(2)
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(3)(4)
 Ratio of net expenses to average
   net assets(3)(5)
 Ratio of net investment
   income/(loss) to average net
   assets(3)
 Portfolio turnover rate(3)
-------------------------------------------------------



(1) Period November 28, 2005 (inception of Class I Shares) to July 31, 2006.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio reflects expenses after any expense offset arrangements.


 160 Janus Adviser Series

RISK-MANAGED VALUE FUND - CLASS I
-------------------------------------------------------
                                         Period ended
                                       July 31, 2006(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return(2)
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(3)(4)
 Ratio of net expenses to average
   net assets(3)(5)
 Ratio of net investment
   income/(loss) to average net
   assets(3)
 Portfolio turnover rate(3)
-------------------------------------------------------



(1) Period December 30, 2005 (inception date) to July 31, 2006.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  161

MID CAP VALUE FUND - CLASS I
-------------------------------------------------------
                                         Period ended
                                       July 31, 2006(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return(2)
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(3)(4)
 Ratio of net expenses to average
   net assets(3)(5)
 Ratio of net investment
   income/(loss) to average net
   assets(3)
 Portfolio turnover rate(3)
-------------------------------------------------------



(1) Period November 28, 2005 (inception of Class I Shares) to July 31, 2006.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio reflects expenses after any expense offset arrangements.


 162 Janus Adviser Series

SMALL COMPANY VALUE FUND - CLASS I
-------------------------------------------------------
                                         Period ended
                                       July 31, 2006(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return(2)
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(3)(4)
 Ratio of net expenses to average
   net assets(3)(5)
 Ratio of net investment
   income/(loss) to average net
   assets(3)
 Portfolio turnover rate(3)
-------------------------------------------------------



(1) Period November 28, 2005 (inception of Class I Shares) to July 31, 2006.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  163

WORLDWIDE FUND - CLASS I
-------------------------------------------------------
                                         Period ended
                                       July 31, 2006(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return(2)
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(3)(4)
 Ratio of net expenses to average
   net assets(3)(5)
 Ratio of net investment
   income/(loss) to average net
   assets(3)
 Portfolio turnover rate(3)
-------------------------------------------------------



(1) Period November 28, 2005 (inception of Class I Shares) to July 31, 2006.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio reflects expenses after any expense offset arrangements.


 164 Janus Adviser Series

INTERNATIONAL GROWTH FUND - CLASS I
-------------------------------------------------------
                                         Period ended
                                       July 31, 2006(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return(2)
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(3)(4)
 Ratio of net expenses to average
   net assets(3)(5)
 Ratio of net investment
   income/(loss) to average net
   assets(3)
 Portfolio turnover rate(3)
-------------------------------------------------------



(1) Period November 28, 2005 (inception of Class I Shares) to July 31, 2006.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  165

FLEXIBLE BOND FUND - CLASS I
-------------------------------------------------------
                                         Period ended
                                       July 31, 2006(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return(2)
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(3)(4)
 Ratio of net expenses to average
   net assets(3)(5)
 Ratio of net investment
   income/(loss) to average net
   assets(3)
 Portfolio turnover rate(3)
-------------------------------------------------------



(1) Period November 28, 2005 (inception of Class I Shares) to July 31, 2006.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio reflects expenses after any expense offset arrangements.


 166 Janus Adviser Series

HIGH-YIELD FUND - CLASS I
-------------------------------------------------------
                                         Period ended
                                       July 31, 2006(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return(2)
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(3)(4)
 Ratio of net expenses to average
   net assets(3)(5)
 Ratio of net investment
   income/(loss) to average net
   assets(3)
 Portfolio turnover rate(3)
-------------------------------------------------------



(1) Period November 28, 2005 (inception of Class I Shares) to July 31, 2006.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  167

GLOSSARY OF INVESTMENT TERMS

--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

 168 Janus Adviser Series

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

                                               Glossary of investment terms  169

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-

 170 Janus Adviser Series
   annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

                                               Glossary of investment terms  171

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.


   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.


   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest

 172 Janus Adviser Series
   rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve

                                               Glossary of investment terms  173
   selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

 174 Janus Adviser Series

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

   The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analysis and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
    AA.......................... High quality; very strong capacity to pay principal and interest.
    A........................... Strong capacity to pay principal and interest;
                                 somewhat more susceptible to the adverse effects
                                 of changing circumstances and economic
                                 conditions.
    BBB-........................ Adequate capacity to pay principal and interest;
                                 normally exhibit adequate protection parameters,
                                 but adverse economic conditions or changing
                                 circumstances more likely to lead to a weakened
                                 capacity to pay principal and interest than for
                                 higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                                 principal payments. BB - lowest degree of
                                 speculation; C - the highest degree of
                                 speculation. Quality and protective
                                 characteristics outweighed by large
                                 uncertainties or major risk exposure to adverse
                                 conditions.
    D........................... In default.

                                           Explanation of rating categories  175

FITCH, INC.

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
    AA.......................... High quality; very strong capacity to pay principal and interest.
    A........................... Strong capacity to pay principal and interest;
                                 somewhat more susceptible to the adverse effects
                                 of changing circumstances and economic
                                 conditions.
    BBB-........................ Adequate capacity to pay principal and interest;
                                 normally exhibit adequate protection parameters,
                                 but adverse economic conditions or changing
                                 circumstances more likely to lead to a weakened
                                 capacity to pay principal and interest than for
                                 higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                                 principal payments. BB - lowest degree of
                                 speculation; C - the highest degree of
                                 speculation. Quality and protective
                                 characteristics outweighed by large
                                 uncertainties or major risk exposure to adverse
                                 conditions.
    D........................... In default.

 176 Janus Adviser Series

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper to medium-grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.

    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest rated; extremely poor prospects of ever attaining investment standing.


   Unrated securities will be treated as non-investment grade securities unless the investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
   (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.


                                           Explanation of rating categories  177

SECURITIES HOLDINGS BY RATING CATEGORY


   During the fiscal period ended July 31, 2006, the percentage of securities holdings for the following Fund by rating category based upon a weighted monthly average was: [TO BE UPDATED BY AMENDMENT]



    FLEXIBLE BOND FUND
    --------------------------------------------------------------------

     BONDS-S&P RATING:
     AAA                                                               %
     AA                                                                %
     A                                                                 %
     BBB                                                               %
     BB                                                                %
     B                                                                 %
     CCC                                                               %
     CC                                                                %
     C                                                                 %
     Not Rated                                                         %
     Preferred Stock                                                   %
     Cash and Options                                                  %
     TOTAL                                                             %
    --------------------------------------------------------------------






    HIGH-YIELD FUND
    --------------------------------------------------------------------

     BONDS-S&P RATING:
     AAA                                                               %
     AA                                                                %
     A                                                                 %
     BBB                                                               %
     BB                                                                %
     B                                                                 %
     CCC                                                               %
     CC                                                                %
     C                                                                 %
     Not Rated                                                         %
     Preferred Stock                                                   %
     Cash and Options                                                  %
     TOTAL                                                             %
    --------------------------------------------------------------------



   No other Fund described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal period ended July 31, 2006.


 178 Janus Adviser Series

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                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-800-525-0020. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

                  The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
                  Information on the operation of the Public
                  Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                www.janus.com

                                151 Detroit Street
                                Denver, CO 80206-4805
                                1-800-525-0020


            The Trust's Investment Company Act File No. is 811-9885.

                         November 28, 2006


                            GROWTH & CORE
                          Janus Adviser Large Cap Growth Fund

                          Janus Adviser Forty Fund


                          Janus Adviser Orion Fund

                          Janus Adviser Mid Cap Growth Fund
                          Janus Adviser Small-Mid Growth Fund
                          Janus Adviser Growth and Income Fund

                          Janus Adviser Fundamental Equity Fund


                            (Formerly named Janus Adviser Core Equity Fund)

                          Janus Adviser Contrarian Fund
                          Janus Adviser Balanced Fund



                         RISK-MANAGED

                          Janus Adviser INTECH Risk-Managed Growth Fund


                            (Formerly named Janus Adviser Risk-Managed Growth
                            Fund)


                          Janus Adviser INTECH Risk-Managed Core Fund


                            (Formerly named Janus Adviser Risk-Managed Core
                            Fund)


                             Janus Adviser INTECH Risk-Managed Value Fund


                            (Formerly named Janus Adviser Risk-Managed Value
                            Fund)





                         VALUE
                          Janus Adviser Mid Cap Value Fund
                          Janus Adviser Small Company Value Fund




                         INTERNATIONAL & GLOBAL
                          Janus Adviser Worldwide Fund

                             Janus Adviser International Equity Fund


                          Janus Adviser International Growth Fund






                         ALTERNATIVE

                             Janus Adviser Long/Short Fund




                         BOND
                          Janus Adviser Flexible Bond Fund

                          Janus Adviser High-Yield Fund


                              JANUS ADVISER SERIES
                                 CLASS R SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)


                        This Prospectus describes twenty portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust") with a variety of investment objectives, including growth of capital, capital appreciation, current income, and a combination of growth and income. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund, and Janus Adviser INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds") are subadvised by Enhanced Investment Technologies, LLC ("INTECH"). Janus Adviser Mid Cap Value Fund is subadvised by Perkins, Wolf, McDonnell and Company, LLC ("Perkins").


                        Each Fund in this Prospectus currently offers five classes of shares. Class R Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

                        You may be able to obtain a prospectus pertaining only to a specific Fund in which you are interested. Please contact your financial intermediary regarding the availability of such a prospectus.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Equity Funds
          Janus Adviser Large Cap Growth Fund...................    2
          Janus Adviser Forty Fund..............................    7
          Janus Adviser Orion Fund..............................   11
          Janus Adviser Mid Cap Growth Fund.....................   13
          Janus Adviser Small-Mid Growth Fund...................   18
          Janus Adviser Growth and Income Fund..................   20
          Janus Adviser Fundamental Equity Fund.................   25
          Janus Adviser Contrarian Fund.........................   29
          Janus Adviser Balanced Fund...........................   31
          Janus Adviser INTECH Risk-Managed Growth Fund.........   36
          Janus Adviser INTECH Risk-Managed Core Fund...........   40
          Janus Adviser INTECH Risk-Managed Value Fund..........   44
          Janus Adviser Mid Cap Value Fund......................   46
          Janus Adviser Small Company Value Fund................   50
          Janus Adviser Worldwide Fund..........................   54
          Janus Adviser International Equity Fund...............   59
          Janus Adviser International Growth Fund...............   61
          Janus Adviser Long/Short Fund.........................   66
       Bond Funds
          Janus Adviser Flexible Bond Fund......................   70
          Janus Adviser High-Yield Fund.........................   75

    FEES AND EXPENSES...........................................   77

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................   82
       Risks....................................................   89
       Frequently asked questions about certain risks...........   90
       General portfolio policies...............................   96

    MANAGEMENT OF THE FUNDS
       Investment adviser.......................................  101
       Management expenses......................................  103
       Subadvisers..............................................  107
       Investment personnel.....................................  108

    OTHER INFORMATION...........................................  126

    DISTRIBUTIONS AND TAXES.....................................  130

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................  133
       Distribution and service fees............................  135
       Purchases................................................  135
       Exchanges................................................  136
       Redemptions..............................................  137
       Redemption fee...........................................  137
       Excessive trading........................................  139
       Shareholder communications...............................  143

    FINANCIAL HIGHLIGHTS........................................  144

    GLOSSARY OF INVESTMENT TERMS................................  163

    EXPLANATION OF RATING CATEGORIES............................  170


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS ADVISER LARGE CAP GROWTH FUND

   Large Cap Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   LARGE CAP GROWTH FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000(R) Index at the time of purchase. The market capitalizations within the index will vary, but as of September 30, 2006, they ranged from
   approximately $          to $          . [TO BE UPDATED BY AMENDMENT]



   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


 2 Janus Adviser Series

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2005, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance

                                                          Risk/return summary  3
   shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


 4 Janus Adviser Series

   LARGE CAP GROWTH FUND - CLASS R



    Annual returns for periods ended 12/31
            17.56%  21.74%  34.99%  43.63%  (13.58)%  (23.43)%  (26.94)%  30.18%  4.14%
             1996    1997    1998    1999     2000      2001      2002     2003   2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was     %.



                                                     Average annual total return for periods ended 12/31/05
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                       1 year    5 years    10 years         (9/13/93)
                Class R Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions
                    and Sale of Fund Shares(1)
                Russell 1000(R) Growth Index(2)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                S&P 500(R) Index(3)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                       ------------------------------------------------





   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


                                                          Risk/return summary  5

   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2005 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 6 Janus Adviser Series

JANUS ADVISER FORTY FUND

   Forty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   FORTY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

                                                          Risk/return summary  7

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2005, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


 8 Janus Adviser Series

   FORTY FUND - CLASS R



      Annual returns for periods ended 12/31
                                57.37%  65.85%  (16.58)%  (22.02)%  (16.06)%  18.72%  17.36%
                                 1998    1999     2000      2001      2002     2003    2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was      .



                                                   Average annual total return for periods ended 12/31/05
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                   1 year   5 years        (5/1/97)
                Class R Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale of
                    Fund Shares(1)
                Russell 1000(R) Growth Index(2)
                  (reflects no deduction for expenses, fees, or
                    taxes)
                S&P 500(R) Index(3)
                  (reflects no deduction for expenses, fees, or
                    taxes)
                                                                   ------------------------------------





   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


                                                          Risk/return summary  9

   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2005 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 10 Janus Adviser Series

JANUS ADVISER ORION FUND

   Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   ORION FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of September
   30, 2006, the Fund held stocks of [          ] companies. Of these holdings,
   [          ] comprised approximately [          ] of the Fund's holdings.
   Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.




MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of

                                                         Risk/return summary  11
   how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.


   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2006, approximately
     % of the Fund's investments were in emerging markets. [TO BE UPDATED BY AMENDMENT]




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and semiannual reports. The performance of the Fund is compared to the Russell 3000(R) Growth Index, which is the Fund's benchmark index. The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices.


 12 Janus Adviser Series

JANUS ADVISER MID CAP GROWTH FUND

   Mid Cap Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   MID CAP GROWTH FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of September
   30, 2006, they ranged from approximately $       to $       . [TO BE UPDATED
   BY AMENDMENT]



   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


                                                         Risk/return summary  13

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2005, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to

 14 Janus Adviser Series

   May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  15

   MID CAP GROWTH FUND - CLASS R


    Annual returns for periods ended 12/31
           7.13%  11.91%  33.58%  124.16%  (33.47)%  (39.28)%  (28.08)%  34.35%  20.19%
           1996    1997    1998    1999      2000      2001      2002     2003    2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was      .



                                                        Average annual total return for periods ended 12/31/05
                                                        ------------------------------------------------------
                                                                                             Since Inception
                                                                                           of Predecessor Fund
                                                            1 year   5 years    10 years        (9/13/93)
                Class R Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)
                Russell Midcap(R) Growth Index(2)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                S&P MidCap 400 Index(3)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                            -------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.
   (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.

 16 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2005 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  17

JANUS ADVISER SMALL-MID GROWTH FUND

   Small-Mid Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   SMALL-MID GROWTH FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.



   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio,

 18 Janus Adviser Series
   including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund invests its equity assets in securities issued by small- and medium-sized companies. Due to inherent risks such as limited product lines and/or operating history, competitive threats, limited financial resources, and the potential lack of management depth, small- and medium-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings could have a significant impact or negative effect on the Fund's returns.


   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2006, approximately
     % of the Fund's investments were in emerging markets. [TO BE UPDATED BY AMENDMENT]




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and semiannual reports. The performance of the Fund is compared to the Russell 2500(TM) Growth Index, which is the Fund's benchmark index. The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.


                                                         Risk/return summary  19

JANUS ADVISER GROWTH AND INCOME FUND

   Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   GROWTH AND INCOME FUND seeks long-term capital growth and current income.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part or all of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. All or part of the Fund's income component may consist of structured securities such as equity-linked structured notes. Because of this investment strategy, the Fund is not designed for investors who need consistent income.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

 20 Janus Adviser Series

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The income component of the Fund's holdings may include fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due. Equity-linked structured notes may be more volatile and less liquid than other types of fixed-income securities. Such securities have no guaranteed return of principal and may exhibit price behavior that does not correlate with other fixed-income securities.



   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2005, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

                                                         Risk/return summary  21

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


 22 Janus Adviser Series

   GROWTH AND INCOME FUND - CLASS R


      Annual returns for periods ended 12/31
                                      73.20%  (15.59)%  (12.82)%  (19.66)%  23.66%  11.14%
                                       1999     2000      2001      2002     2003    2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was      .



                                                   Average annual total return for periods ended 12/31/05
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                 1 year    5 years         (5/1/98)
                Class R Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale
                    of Fund Shares(1)
                S&P 500(R) Index(2)
                  (reflects no deduction for expenses, fees, or
                    taxes)
                Russell 1000(R) Growth Index(3)
                  (reflects no deduction for expenses, fees, or
                    taxes)
                                                                 --------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


                                                         Risk/return summary  23

   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2005 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 24 Janus Adviser Series

JANUS ADVISER FUNDAMENTAL EQUITY FUND



   Fundamental Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.


INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------

   FUNDAMENTAL EQUITY FUND seeks long-term growth of capital.



   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities selected for their growth potential. Eligible equity securities in which the Fund may invest include:


   - domestic and foreign common stocks;
   - preferred stocks;
   - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and
   - other securities with equity characteristics.

   The Fund may invest in companies of any size.


   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


                                                         Risk/return summary  25

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2005, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

 26 Janus Adviser Series

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]



   FUNDAMENTAL EQUITY FUND(1) - CLASS R



      Annual returns for periods ended 12/31
                                 45.55%  40.94%  (8.31)%  (13.03)%  (17.89)%  23.49%  13.12%
                                  1998    1999    2000      2001      2002     2003    2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was      .



                                                   Average annual total return for periods ended 12/31/05
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                   1 year   5 years        (5/1/97)
                Class R Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale of
                    Fund Shares(2)
                S&P 500(R) Index(3)
                  (reflects no deduction for expenses, fees, or
                    taxes)
                Russell 1000(R) Growth Index(4)
                  (reflects no deduction for expenses, fees, or
                    taxes)
                                                                   ------------------------------------



   (1) Formerly named Core Equity Fund.


   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


   (4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


                                                         Risk/return summary  27

   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2005 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 28 Janus Adviser Series

JANUS ADVISER CONTRARIAN FUND

   Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   CONTRARIAN FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

                                                         Risk/return summary  29

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.


   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2006, approximately
     % of the Fund's investments were in emerging markets. [TO BE UPDATED BY AMENDMENT]




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and semiannual reports. The performance of the Fund is compared to the S&P 500(R) Index, which is the Fund's benchmark index. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


 30 Janus Adviser Series

JANUS ADVISER BALANCED FUND

   Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities.


   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the

                                                         Risk/return summary  31

   Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The income component of the Fund's holdings includes fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.



   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country. To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2005, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

 32 Janus Adviser Series

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  33

   BALANCED FUND - CLASS R


    Annual returns for periods ended 12/31
               15.39%  20.99%  33.36%  25.84%  (2.41)%  (5.07)%  (6.82)%  13.76%  8.16%
                1996    1997    1998    1999    2000     2001     2002     2003   2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was      .



                                                             Average annual total return for periods ended 12/31/05
                                                             ------------------------------------------------------
                                                                                                 Since Inception
                                                                                               of Predecessor Fund
                                                           1 year     5 years     10 years          (9/13/93)
                Class R Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)
                S&P 500(R) Index(2)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                Lehman Brothers Government/Credit
                  Index(3)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                Balanced Index(4)
                  (reflects no deductions for expenses,
                    fees, or taxes)
                                                          ---------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

   (4) The Balanced Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Government/Credit Index (45%).


 34 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2005 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  35

JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND


   Risk-Managed Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   RISK-MANAGED GROWTH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.



   The Fund pursues its objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and continually rebalancing the portfolio to maintain "efficient" weightings, INTECH's mathematical investment process seeks to create a portfolio that produces returns in excess of its benchmark with an equal or lesser amount of risk.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

 36 Janus Adviser Series

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2005 and the performance of the Fund's Class S Shares from January 2, 2003 to September 30, 2004, as explained below.



   Class S Shares of the Fund commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The

                                                         Risk/return summary  37
   indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


 38 Janus Adviser Series

RISK-MANAGED GROWTH FUND - CLASS R


      Annual returns for periods ended 12/31
                                                                    11.94%
                                                                     2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was     .



                                               Average annual total return for periods ended 12/31/05
                                               ------------------------------------------------------
                                                                                      Since Inception
                                                                             1 year      (1/2/03)
                Class R Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)
                Russell 1000(R) Growth Index(2)
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             ----------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2005 and for the Fund's Class S Shares (formerly named Class I Shares) for the period January 2, 2003 to September 30, 2004. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  39

JANUS ADVISER INTECH RISK-MANAGED CORE FUND


   Risk-Managed Core Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   RISK-MANAGED CORE FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.



   The Fund pursues its objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and continually rebalancing the portfolio to maintain "efficient" weightings, INTECH's mathematical investment process seeks to create a portfolio that produces returns in excess of its benchmark with an equal or lesser amount of risk.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

 40 Janus Adviser Series

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2005 and the performance of the Fund's Class S Shares from January 2, 2003 to September 30, 2004, as explained below.



   Class S Shares of the Fund commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The

                                                         Risk/return summary  41
   indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


   RISK-MANAGED CORE FUND - CLASS R


      Annual returns for periods ended 12/31
                                                                    16.64%
                                                                     2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was     .



                                               Average annual total return for periods ended 12/31/05
                                               ------------------------------------------------------
                                                                                      Since Inception
                                                                             1 year      (1/2/03)
                Class R Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)
                S&P 500(R) Index(2)
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             ----------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2005 and for the Fund's Class S Shares (formerly named Class I Shares) for the period January 2, 2003 to September 30, 2004. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

 42 Janus Adviser Series

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  43

JANUS ADVISER INTECH RISK-MANAGED VALUE FUND


   Risk-Managed Value Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   RISK-MANAGED VALUE FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.



   The Fund pursues its objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and continually rebalancing the portfolio to maintain "efficient" weightings, INTECH's mathematical investment process seeks to create a portfolio that produces returns in excess of its benchmark with an equal or lesser amount of risk.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market

 44 Janus Adviser Series
   as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   Since the Fund did not commence operations until December 30, 2005, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the Russell 1000(R) Value Index, which is the Fund's benchmark index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

                                                         Risk/return summary  45

JANUS ADVISER MID CAP VALUE FUND

   Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   MID CAP VALUE FUND seeks capital appreciation.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary,
   but as of September 30, 2006, they ranged from approximately $       to
   $       . [TO BE UPDATED BY AMENDMENT]



   For the Fund's 80% investment policy, assets are measured at the time of purchase.


   The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

   - a low price relative to their assets, earnings, cash flow, or business franchise
   - products and services that give them a competitive advantage
   - quality balance sheets and strong management

 46 Janus Adviser Series

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2005 and the performance of the Fund's Class S Shares from December 31, 2002 to September 30, 2004, as explained below.


                                                         Risk/return summary  47

   Class S Shares of the Fund commenced operations on December 31, 2002. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


   MID CAP VALUE FUND - CLASS R


      Annual returns for periods ended 12/31
                                                              35.03%  17.16%
                                                               2003    2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was     .



                                                 Average annual total return for periods ended 12/31/05
                                                 ------------------------------------------------------
                                                                                        Since Inception
                                                                              1 year      (12/31/02)
                Class R Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)
                Russell Midcap(R) Value Index(2)
                  (reflects no deduction for expenses, fees, or taxes)
                                                                              ------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

 48 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2005 and for the Fund's Class S Shares (formerly named Class I Shares) for the period December 31, 2002 to September 30, 2004. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  49

JANUS ADVISER SMALL COMPANY VALUE FUND

   Small Company Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   SMALL COMPANY VALUE FUND seeks capital appreciation.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund's portfolio manager. The Fund invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of September 30, 2006,
   they ranged from approximately $       to $       . [TO BE UPDATED BY
   AMENDMENT]



   For the Fund's 80% investment policy, assets are measured at the time of purchase.


   The Fund uses fundamental analysis and proprietary valuation models to select a holding of stocks for the Fund. The Fund's portfolio manager generally looks for companies:

   - that have reasonably solid fundamentals
   - whose stocks are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flows, or franchise values


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


 50 Janus Adviser Series

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2005, the performance of the Fund's Class S Shares from April 21, 2003 to September 30, 2004 and the historical performance of the predecessor fund for the periods prior to April 21, 2003.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on April 21, 2003, after the reorganization of all of the assets of Berger Small Cap Value Fund II into the Fund. The performance information

                                                         Risk/return summary  51
   provided for periods prior to April 21, 2003 is for Berger Small Cap Value Fund II - Investor Shares, the predecessor to Janus Adviser Small Company Value Fund. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


   SMALL COMPANY VALUE FUND - CLASS R


      Annual returns for periods ended 12/31
                                                              41.57%  16.23%
                                                               2003    2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was     .



                                                   Average annual total return for periods ended 12/31/05
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                             1 year        (3/28/02)
                Class R Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)
                Russell 2000(R) Value Index(2)
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             --------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

 52 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2005; distributions for the Fund's Class S Shares (formerly named Class I Shares) for the periods January 1, 2004 to September 30, 2004 and April 21, 2003 to December 31, 2003 and for Berger Small Cap Value Fund II - Investor Shares for the periods prior to April 21, 2003. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  53

JANUS ADVISER WORLDWIDE FUND

   Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio

 54 Janus Adviser Series
   decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2006, approximately
     % of the Fund's investments were in emerging markets. [TO BE UPDATED BY AMENDMENT]




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2005, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The

                                                         Risk/return summary  55
   index is not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


 56 Janus Adviser Series

   WORLDWIDE FUND - CLASS R


    Annual returns for periods ended 12/31
            28.15%  20.96%  28.14%  63.54%  (15.15)%  (21.27)%  (26.25)%  22.68%  4.44%
             1996    1997    1998    1999     2000      2001      2002     2003   2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was      .



                                                     Average annual total return for periods ended 12/31/05
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                          1 year   5 years   10 years        (9/13/93)
                Class R Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)
                Morgan Stanley Capital International
                  World Index(SM)(2)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                          ---------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region.

                                                         Risk/return summary  57

   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2005 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 58 Janus Adviser Series

JANUS ADVISER INTERNATIONAL EQUITY FUND



   International Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.


INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------

   INTERNATIONAL EQUITY FUND seeks long-term growth of capital.



   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The Fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The Fund may, under unusual circumstances, invest all of its assets in a single country. The Fund may invest in emerging markets, but will normally limit such investments to 15% of its net assets. Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities.



   The Fund's 80% investment policy and 15% emerging markets limit are based on net assets plus the amount of borrowings at the time of purchase.



   The investment team applies a "bottom up" approach in choosing investments. In other words, the Fund's investment team looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the investment team is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.





   Members of the investment team are sector specialists. While each member individually selects investments for a portion of the Fund's portfolio based on his sector expertise, investments selected through team decision normally comprise the majority of the portfolio. The largest investment weightings are based on team consensus. The decision to sell a security follows a similar consensus process. The investment team normally seeks to limit any sector exposure and


                                                         Risk/return summary  59
   country exposure to plus or minus 10% of the Fund's primary benchmark's respective weighting, currently the Morgan Stanley Capital International EAFE(R) Index.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   Since the Fund did not commence operations until November 28, 2006, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the Morgan Stanley Capital International EAFE(R) Index, which is the Fund's benchmark index. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.


 60 Janus Adviser Series

JANUS ADVISER INTERNATIONAL GROWTH FUND

   International Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------

   INTERNATIONAL GROWTH FUND seeks long-term growth of capital.



   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets.



   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


                                                         Risk/return summary  61

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund normally has significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2006, approximately
     % of the Fund's investments were in emerging markets. [TO BE UPDATED BY AMENDMENT]


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2005, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to

 62 Janus Adviser Series

   May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  63

   INTERNATIONAL GROWTH FUND - CLASS R


    Annual returns for periods ended 12/31
           32.76%  16.15%  16.68%  81.11%  (13.39)%  (22.97)%  (25.83)%  34.53%  19.54%
            1996    1997    1998    1999     2000      2001      2002     2003    2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was      .



                                                     Average annual total return for periods ended 12/31/05
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                          1 year   5 years   10 years        (5/2/94)
                Class R Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)
                Morgan Stanley Capital International
                  EAFE(R) Index(2)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                Morgan Stanley Capital International All
                  Country World ex-U.S. Index(SM)(3)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                Morgan Stanley Capital International
                  EAFE(R) Growth Index(4)                                                          (5)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                          ---------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (2) The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.


   (3) Effective June 30, 2006, International Growth Fund changed its secondary benchmark from the MSCI EAFE()(R) Growth Index to the MSCI All Country World ex-U.S. Index(SM). The new secondary benchmark provides a more appropriate representation of the Fund's investments. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world,


 64 Janus Adviser Series
       excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States.


   (4) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities.


   (5) The average annual total return was calculated based on historical information from April 30, 1994 to December 31, 2005 for the MSCI EAFE(R) Growth Index.





   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2005 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  65

JANUS ADVISER LONG/SHORT FUND

   Long/Short Fund (the "Fund") is designed for long-term investors who seek a risk-adjusted investment option which has a lower correlation to the overall equity market.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   Under normal circumstances, the Fund generally pursues its objective by taking both long and short positions in domestic and foreign equity securities. The Fund's investment team believes that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle, and may offer reduced risk. In choosing both long and short positions, the investment team utilizes fundamental research. In other words, the Fund's investment team looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies.

   The allocation between long and short positions is a result of the investment process. The Fund does not intend to be market neutral and anticipates that it normally will hold a higher percentage of its assets in long positions than short positions (i.e., the Fund will be "net long"). To manage its net exposure between long and short positions, the Fund may take long and short positions in instruments that provide exposure to the equity markets, including exchange-traded funds, options, futures, and other index-based instruments.

   The Fund buys long securities that the investment team believes will go up in price and sells short securities the investment team believes will go down in price. The Fund's investment team emphasizes long positions in companies with attractive price/free cash flows, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The investment team typically seeks attractively valued companies that are improving their free cash flows and returns on invested capital, which also may include special situations companies that are experiencing management changes and/or are currently out of favor. The Fund's investment team

 66 Janus Adviser Series
   emphasizes short positions in structurally disadvantaged companies operating in challenged industries with high valuations. The investment team will target short positions in companies with unsustainable cash generation, poor capital structure, returns below their cost of capital, and share prices that reflect unrealistic expectations of the company's future opportunities. The investment team may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the investment team believes it has in a long position in the portfolio.


   A short position is one where the Fund has sold at the current market price a security that it does not own in anticipation of a decline in the market value of the security. To complete a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements, until the short position is closed out.



   Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short of having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits the Fund's leveraging of its investments and the related risk of losses from leveraging, The Fund also is


                                                         Risk/return summary  67
   required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


   The Fund may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings that are considered "senior securities" (generally borrowings other than for temporary or emergency purposes). This allows the Fund to borrow from banks up to one-third of its total assets (including the amount borrowed). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. The Fund's short sales and related margin requirements may reduce the ability of the Fund to borrow money.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

   The value of the Fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the Fund's investment team is incorrect about its assessment of a company's intrinsic worth. The value of the Fund's long portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. Conversely, the value of the Fund's short positions may decrease if an individual company or multiple companies in the portfolio increases in value or if the stock market goes up, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team's ability to accurately

 68 Janus Adviser Series
   anticipate the future value of a security. The Fund's losses are potentially unlimited in a short sale transaction.

   The Fund's use of short sales in effect leverages the Fund's portfolio. The Fund also may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes. The Fund's use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



PERFORMANCE INFORMATION



   Since the Fund did not commence operations until August 1, 2006, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the S&P 500(R) Index and the London Interbank Offered Rate ("LIBOR"). The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates available.


                                                         Risk/return summary  69

JANUS ADVISER FLEXIBLE BOND FUND

   Flexible Bond Fund (the "Fund") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by primarily investing, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/ high-risk bonds to 35% or less of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.



   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.




 70 Janus Adviser Series

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2005, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


                                                         Risk/return summary  71

   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


 72 Janus Adviser Series

   FLEXIBLE BOND FUND - CLASS R



    Annual returns for periods ended 12/31
                         8.41%  10.77%  8.24%  0.55%  5.90%  6.79%  9.40%  5.60%  3.31%
                         1996    1997   1998   1999   2000   2001   2002   2003   2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was     .



                                                          Average annual total return for periods ended 12/31/05
                                                          ------------------------------------------------------
                                                                                               Since Inception
                                                                                             of Predecessor Fund
                                                               1 year   5 years   10 years        (9/13/93)
                Class R Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale
                    of Fund Shares(1)
                Lehman Brothers Aggregate Bond Index(2)
                  (reflects no deduction for expenses, fees,
                    or taxes)
                                                               ----------------------------------------





   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (2) The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.


                                                         Risk/return summary  73

   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2005 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 74 Janus Adviser Series

JANUS ADVISER HIGH-YIELD FUND

   High-Yield Fund (the "Fund") is designed for long-term investors who primarily seek current income.


INVESTMENT OBJECTIVES


--------------------------------------------------------------------------------
   HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.


   The Fund's Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objectives.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objectives by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio manager believes offer attractive risk/return characteristics. The Fund may at times invest all of its assets in such securities.



   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities, which may include investments in emerging markets.


                                                         Risk/return summary  75

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Fund may invest without limit in higher-yielding/higher-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and semiannual reports. The performance of the Fund is compared to the Lehman Brothers High-Yield Bond Index, which is the Fund's benchmark index. The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.


 76 Janus Adviser Series

FEES AND EXPENSES


   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class R Shares of the Funds. Expense information shown for International Equity Fund and Long/Short Fund reflect estimated annualized expenses the Funds expect to incur during their initial fiscal year. For all other Funds, the fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2006. The fees and expenses for Orion Fund, Small-Mid Growth Fund, Contrarian Fund, Small Company Value Fund, and High-Yield Fund have been restated to reflect the effect of reductions to each Fund's respective contractual waiver that were effective July 1, 2006. All expenses are shown without the effect of expense offset arrangements. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."



   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class R Shares do not include sales charges when you buy or sell the Funds' Class R Shares. However, if you sell Class R Shares of Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Worldwide Fund, International Equity Fund, International Growth Fund, Long/Short Fund, or High-Yield Fund that you have held for three months or less, you may pay a redemption fee.



   ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  77

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                              Class R
Sales Charges...............................................  None
Redemption fee on shares of Risk-Managed Growth Fund,
  Risk-Managed Core Fund, Risk-Managed Value Fund, Worldwide
  Fund, International Equity Fund, International Growth
  Fund, Long/Short Fund, and High-Yield Fund held for three
  months or less (as a % of amount redeemed)................  2.00%(2)(3)
Exchange fee................................................  None(3)



--------------------------------------------------------------------------------

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                                        Total Annual              Net Annual
                                                          Distribution                      Fund                     Fund
                                             Management     (12b-1)         Other        Operating     Expense    Operating
                                               Fee(4)       Fees(5)      Expenses(6)    Expenses(7)    Waivers   Expenses(7)
  GROWTH & CORE
   Large Cap Growth Fund -
     Class R                                   0.64%         0.50%
   Forty Fund -
     Class R                                   0.64%         0.50%
   Orion Fund -
     Class R                                   0.64%         0.50%
   Mid Cap Growth Fund -
     Class R                                   0.64%         0.50%
   Small-Mid Growth Fund -
     Class R                                   0.64%         0.50%
   Growth and Income Fund -
     Class R                                   0.62%         0.50%
   Fundamental Equity Fund(8) -
     Class R                                   0.60%         0.50%
   Contrarian Fund(9) -
     Class R                                   0.64%         0.50%
   Balanced Fund -
     Class R                                   0.55%         0.50%
  RISK-MANAGED
   Risk-Managed Growth Fund -
     Class R                                   0.50%         0.50%
   Risk-Managed Core Fund(9) -
     Class R                                   0.50%         0.50%
   Risk-Managed Value Fund -
     Class R                                   0.50%         0.50%              %          %(10)            %       %(10)
  VALUE
   Mid Cap Value Fund(9) -
     Class R                                   0.64%         0.50%
   Small Company Value Fund -
     Class R                                   0.74%         0.50%


 78 Janus Adviser Series

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                                         Total Annual              Net Annual
                                                           Distribution                      Fund                     Fund
                                              Management     (12b-1)         Other        Operating     Expense    Operating
                                                Fee(4)       Fees(5)      Expenses(6)    Expenses(7)    Waivers   Expenses(7)
  INTERNATIONAL & GLOBAL
   Worldwide Fund(9)* -
     Class R                                    0.60%         0.50%
   International Equity Fund(9) -
     Class R                                        %             %              %(11)          %            %           %
   International Growth Fund -
     Class R                                    0.64%         0.50%
  ALTERNATIVE
   Long/Short Fund -
     Class R                                        %             %       %(11)(12)         %(10)            %       %(10)
  BOND
   Flexible Bond Fund -
     Class R                                    0.50%         0.50%
   High-Yield Fund -
     Class R                                    0.65%         0.50%




  (1) Your financial intermediary may charge you a separate or additional fee for purchases and sales of shares.
  (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.

  (3) An exchange of Class R Shares of Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Worldwide Fund, International Equity Fund, International Growth Fund, Long/Short Fund, or High-Yield Fund held for three months or less may be subject to the Funds' 2.00% redemption fee.


  (4) The "Management Fee" is the investment advisory fee paid by each Fund to Janus Capital.


  (5) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.


  (6) Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class R Shares to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement or pension plan participants or other underlying investors through institutional channels.


  (7) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until December 1, 2007. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.


  (8) Formerly named Core Equity Fund.


  (9) Effective January 1, 2006 for Risk-Managed Core Fund, and effective February 1, 2006 for Contrarian Fund, Mid Cap Value Fund, and Worldwide Fund, each Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. In addition, International Equity Fund has a performance-based investment advisory fee with a fee rate that is subject to an upward or downward adjustment effective December 1, 2007, based upon the Fund's performance relative to its benchmark index. Details discussing performance fees are included in the "Management Expenses" section of this Prospectus with further description in the Statement of Additional Information. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may effect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital. Unless terminated, revised, or extended, each Fund's expense limit agreement will be in effect until December 1, 2007, with the exception of the agreement for International Equity Fund, which will be in effect until December 1, 2008.


 (10) For a period of three years subsequent to the Fund's commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.


                                                         Risk/return summary  79

 (11) Since the Fund had not commenced operations as of July 31, 2006, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.


 (12) In addition, upon completion of the Fund's first fiscal period, Other Expenses will include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.


   * The Fund's investment advisory agreement with Janus Capital provides for the payment by the Fund of a base fee at the annual rate of 0.60% of the average daily net assets of the Fund ("Base Fee"), subject to a performance fee adjustment commencing February 1, 2007. The performance fee adjustment is based on the total return performance of the Fund's load-waived Class A Shares ("Fund Performance") as compared to the performance of the Fund's benchmark, the MSCI World Index(SM) ("Benchmark Performance"). Additionally, for the period from July 1, 2006 though January 31, 2007 ("Waiver Period"), Janus Capital has contractually agreed to waive its right to receive a portion of the Base Fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver will apply for any calendar month in the Waiver Period if Fund Performance for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the Base Fee, is less than Benchmark Performance for the period.


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 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of each period. The examples also assume that your investment has a 5% return each year, and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                   1 Year    3 Years   5 Years    10 Years
                                                   ----------------------------------------
  GROWTH & CORE
    Large Cap Growth Fund - Class R
    Forty Fund - Class R
    Orion Fund - Class R
    Mid Cap Growth Fund - Class R
    Small-Mid Growth Fund - Class R
    Growth and Income Fund - Class R
    Fundamental Equity Fund(1) - Class R
    Contrarian Fund* - Class R
    Balanced Fund - Class R
  RISK-MANAGED
    Risk-Managed Growth Fund - Class R
    Risk-Managed Core Fund* - Class R
    Risk-Managed Value Fund - Class R
  VALUE
    Mid Cap Value Fund* - Class R
    Small Company Value Fund - Class R
  INTERNATIONAL & GLOBAL
    Worldwide Fund* - Class R
    International Equity Fund* - Class R
    International Growth Fund - Class R
  ALTERNATIVE
    Long/Short Fund - Class R
  BOND
    Flexible Bond Fund - Class R
    High-Yield Fund - Class R



   * The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.


 (1) Formerly named Core Equity Fund.




                                                         Risk/return summary  81

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Funds' principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Funds' principal investment strategies.


1. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS MANAGED BY JANUS, INCLUDING LONG POSITIONS FOR LONG/SHORT FUND?



   Unless its investment objective or policies prescribe otherwise, each of the Funds, with the exception of Flexible Bond Fund and High-Yield Fund, may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. With respect to long positions, the Long/Short Fund invests in equity securities, primarily common stocks, that the investment personnel believe will appreciate in value. The investment personnel of the Funds generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Funds may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.

   Growth and Income Fund and Balanced Fund may each emphasize varying degrees of income. In the case of Growth and Income Fund and Balanced Fund, the investment personnel may consider dividend-paying characteristics to a greater degree in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their objectives.



   Contrarian Fund and Long/Short Fund emphasize investments in companies with attractive prices compared to their free cash flow. The investment personnel will typically seek attractively valued companies that are improving their free cash


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   flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


   Small Company Value Fund's investment personnel use fundamental analysis and proprietary valuation models to select a core holding of stocks for the Fund. The Fund's investment personnel generally look for companies with reasonably solid fundamentals that are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow, or franchise value. To a certain degree, Small Company Value Fund invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery.


2. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR MID CAP VALUE FUND?


   Mid Cap Value Fund's investment personnel focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The investment personnel of Mid Cap Value Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.



3. HOW DOES LONG/SHORT FUND SELECT SHORT POSITIONS?


   The investment personnel generally select short positions by utilizing fundamental research. The investment personnel focus on structurally disadvantaged companies operating in challenged industries with high valuations. The investment personnel sell short securities of companies that have unsustainable cash generation, poor capital structure, returns below their cost of capital, or share prices that reflect unrealistic expectations of the company's future opportunities. The investment personnel may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the investment personnel believe they have in a long position in the portfolio.


4. ARE THE SAME CRITERIA USED BY JANUS AND PERKINS TO SELECT FOREIGN SECURITIES?


   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater

                                   Principal investment strategies and risks  83
   consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.


5. HOW ARE COMMON STOCKS SELECTED BY INTECH FOR THE RISK-MANAGED FUNDS?



   INTECH applies a mathematical investment process to construct an investment portfolio for each Risk-Managed Fund. INTECH developed the formulas underlying this mathematical investment process.



   The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of each Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical investment process involves:


   - selecting stocks primarily from stocks within a Fund's benchmark;

   - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and

   - monitoring the total risk and volatility of a Fund's holdings with respect to its benchmark index.


   INTECH seeks to outperform each Fund's benchmark index through its mathematical investment process. INTECH seeks to identify stocks for each Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.


   The Funds may use exchange-traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


6. ARE THE SAME CRITERIA USED BY INTECH TO SELECT FOREIGN SECURITIES?



   Generally, yes. To the extent that foreign securities may be included in a Fund's benchmark index, INTECH's mathematical investment process may select foreign securities from within the applicable benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Funds may invest.


 84 Janus Adviser Series

7. WHAT DOES "MARKET CAPITALIZATION" MEAN?


   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Mid Cap Value Fund, and Small Company Value Fund. The other Funds offered by this Prospectus do not emphasize investments in companies of any particular size.


8. HOW DO THE INVESTMENT PERSONNEL OF CONTRARIAN FUND, MID CAP VALUE FUND, SMALL COMPANY VALUE FUND, AND LONG/SHORT FUND DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?


   A company may be undervalued when, in the opinion of the investment personnel, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The investment personnel believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.


   Conversely, with respect to Long/Short Fund, shares of a company may be overvalued when, in the opinion of the investment personnel, they are selling for a price that is above their intrinsic worth. A company may be overvalued due to market or economic conditions, unrealistic expectations of the company's future opportunities, unsustainable cash generation, or other factors.



9. WHAT DOES "NET LONG" MEAN WITH RESPECT TO LONG/SHORT FUND?



   Long/Short Fund is "net long" when the Fund's assets committed to long positions exceed those committed to short positions.



10. WHAT IS "LEVERAGE"?



   Leverage is when a Fund increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, Long/Short Fund's short sales effectively leverage the Fund's assets. The use of leverage may make any change in the Fund's NAV even greater and thus result in increased volatility of returns. The Fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower the Fund's overall returns.


                                   Principal investment strategies and risks  85

11. WHAT IS A "SPECIAL SITUATION"?


   Certain Funds may invest in special situations or turnarounds. A special situation arises when the investment personnel believe that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


12. HOW DO GROWTH AND INCOME FUND AND BALANCED FUND DIFFER FROM EACH OTHER?



   Growth and Income Fund will normally invest at least 25% of its net assets in securities the investment personnel believe have income potential. Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. As a result, Balanced Fund is expected to be less volatile than Growth and Income Fund. Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Fund.



13. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?



   Growth and Income Fund and Balanced Fund shift assets to varying degrees between the growth and income components of their portfolio holdings based on the investment personnel's analyses of relevant market, financial, and economic conditions. If the investment personnel believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component. Growth and Income Fund's growth component will normally be up to 75% of its net assets. Balanced Fund's growth component will normally be 50-60% of its net assets. In addition, the Funds' income component may consist of dividend-paying stocks which exhibit growth characteristics.


 86 Janus Adviser Series

14. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?


   The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential.


15. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?



   Growth and Income Fund's income component will consist largely of equities and other securities that the investment personnel believe have income potential. Such securities may include equity securities, convertible securities, equity derivatives, and all types of debt securities.



   Equity securities may be included in the income component of a Fund if they currently pay dividends or the investment personnel believe they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Growth and Income Fund's income component may also exhibit growth characteristics. Growth and Income Fund's income component may consist of structured securities such as equity-linked structured notes. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. Equity-linked structured notes are further described in the "Glossary of Investment Terms." The income component of Balanced Fund's holdings will consist primarily of fixed-income securities.



16. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY GROWTH AND INCOME FUND, BALANCED FUND, FLEXIBLE BOND FUND, OR HIGH-YIELD FUND INVESTMENT?



   Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. The income component of Growth and Income Fund's and Balanced Fund's holdings may include fixed-income securities.


                                   Principal investment strategies and risks  87

17. HOW DO FLEXIBLE BOND FUND AND HIGH-YIELD FUND MANAGE INTEREST RATE RISK?



   The investment personnel may vary the average-weighted effective maturity of the portfolios to reflect their analysis of interest rate trends and other factors. The Funds' average-weighted effective maturity will tend to be shorter when the investment personnel expect interest rates to rise and longer when the investment personnel expect interest rates to fall. The Funds may also use futures, options, and other derivatives to manage interest rate risk.



18. WHAT IS MEANT BY FLEXIBLE BOND FUND'S AND HIGH-YIELD FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?


   The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds in a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.


19. WHAT IS MEANT BY FLEXIBLE BOND FUND'S AND HIGH-YIELD FUND'S "DURATION"?


   A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.


20. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?


   A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.


21. WHAT ARE U.S. GOVERNMENT SECURITIES?


   Certain Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to

 88 Janus Adviser Series
   borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS


   Because the Funds, with the exception of Flexible Bond Fund and High-Yield Fund, may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. Because Long/Short Fund takes both long and short positions, the main risk is the risk that the value of the securities held long might decrease and the value of securities sold short might increase in response to the activities of an individual company or in response to general market and/or economic conditions.


   A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

   Because Flexible Bond Fund and High-Yield Fund invest substantially all of their assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Funds' performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.


   Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management, and potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa). Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks.


   Janus Capital is the adviser to the Funds and the Janus Smart Portfolios, a series of "funds of funds," which may invest in certain Funds. Because Janus Capital is

                                   Principal investment strategies and risks  89
   the adviser to the Janus Smart Portfolios and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such Funds. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause a Fund's expenses to increase due to a resulting smaller asset base. In addition, the Janus Smart Portfolios' portfolio manager has regular and continuous access to the holdings of the Funds, as well as knowledge of investment strategies and techniques of the Funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios.

   The officers and Trustees of the Trust also serve as officers and Trustees of the Janus Smart Portfolios. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Smart Portfolios and the Funds.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Small Company Value Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.

 90 Janus Adviser Series

2. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF FORTY FUND, ORION FUND, CONTRARIAN FUND, AND LONG/SHORT FUND AFFECT THE FUNDS' RISK PROFILE?



   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a nondiversified fund more flexibility to focus its investments in the most attractive companies identified by the investment personnel. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund. Since Forty Fund normally invests primarily in a core portfolio of 20-40 common stocks, this risk may be increased.


3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?


   If the investment personnel's perception of a company's worth is not realized in the time frame they expect, the overall performance of Contrarian Fund, Mid Cap Value Fund, Small Company Value Fund, and Long/Short Fund may suffer. In general, the investment personnel believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.



4. WHAT ARE THE RISKS ASSOCIATED WITH LONG POSITIONS IN EQUITY SECURITIES?


   The Funds will take long positions in equity investments consistent with each Fund's investment objective and strategies. A long position in equities is subject to the risk that a particular stock, an underlying fund, an industry, or stocks in general may fall in value. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions, and market liquidity.


5. WHAT ARE THE RISKS ASSOCIATED WITH SHORT SALES?



   The Funds, particularly Long/Short Fund, may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request that the borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also


                                   Principal investment strategies and risks  91
   want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a Fund will have to cover its short sale at an unfavorable price. If that happens, a Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale. Due to local restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited. Although Janus Capital has extensive experience managing mutual funds and institutional accounts, it has not previously managed a long/short strategy. Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach to a long/short strategy.



6. WHAT ARE THE RISKS ASSOCIATED WITH BORROWING?



   Because the Funds, particularly Long/Short Fund, may borrow money from banks for investment purposes, commonly referred to as "leveraging," a Funds' exposure to fluctuations in the prices of these securities is increased in relation to the Fund's capital. A Fund's borrowing activities will exaggerate any increase or decrease in the NAV of the Fund. In addition, the interest which a Fund must pay on borrowed money together with any additional fees to maintain a line of credit or any minimum average balances, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of a Fund compared with what it would have been without borrowing.



7. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?


   Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.


8. HOW IS CREDIT QUALITY MEASURED?


   Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to

 92 Janus Adviser Series
   compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.


9. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


   Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

                                   Principal investment strategies and risks  93

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


10. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?



   Within the parameters of their specific investment policies, the Funds, particularly Worldwide Fund and International Growth Fund, may invest an unlimited amount of their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM). International Equity Fund will normally limit its investments in emerging market countries to 15% of its net assets.


   To the extent that a Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Funds' shareholder reports and in the Funds' Form N-Q, which are filed with the SEC.

   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.


11. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?


   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

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   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Because High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

   Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.


12. HOW DO THE FUNDS TRY TO REDUCE RISK?



   The Funds may use futures, options, swap agreements (including, but not limited to, credit default swaps with respect to Flexible Bond Fund and High-Yield Fund and short sales with respect to Long/Short Fund), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.


   The Risk-Managed Funds' subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

   The Risk-Managed Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and may invest in exchange-traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds.


13. WHAT IS "INDUSTRY RISK"?


   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's

                                   Principal investment strategies and risks  95
   investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, each of the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION

   The Risk-Managed Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Risk-Managed Funds may use exchange-traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds.



   Except as described above for the Risk-Managed Funds, the Funds may not always stay fully invested in stocks or bonds. For example, when the investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.


   In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

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   OTHER TYPES OF INVESTMENTS

   Unless otherwise stated within its specific investment policies, each Fund, with the exception of Flexible Bond Fund and High-Yield Fund, may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objectives. These securities and strategies may include:


   - debt securities

   - indexed/structured securities


   - high-yield/high-risk bonds (20% or less of Large Cap Growth Fund's, Mid Cap Growth Fund's, Small-Mid Growth Fund's, Fundamental Equity Fund's, Contrarian Fund's, Mid Cap Value Fund's, Small Company Value Fund's, and International Equity Fund's assets and 35% or less of each of the other Fund's assets, with the exception of the Risk-Managed Funds, which do not intend to invest in high-yield/high-risk bonds)



   - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps for Long/Short Fund only, with values not to exceed 10% of the net assets of the Fund), participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs



   - short sales "against the box" and "naked" short sales (no more than 8% of a Fund's assets, with the exception of Long/Short Fund, may be invested in naked short sales), with the exception of the Risk-Managed Funds, which do not intend to invest in short sales


   - securities purchased on a when-issued, delayed delivery, or forward commitment basis


   - bank loans, which may be acquired through loan participations and assignments (for Balanced Fund and Long/Short Fund only; no more than 20% of Balanced Fund's total assets and no more than 5% of Long/Short Fund's total assets)





   Unless otherwise stated within their specific investment policies, Flexible Bond Fund and High-Yield Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by


                                   Principal investment strategies and risks  97
   earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objectives. These securities and strategies may include:


   - equity securities




   - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls (without limit)

   - zero coupon, pay-in-kind, and step coupon securities (without limit)


   - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps with values not to exceed 10% of the net assets of a
     Fund), participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - securities purchased on a when-issued, delayed delivery, or forward commitment basis


   - bank loans, which may be acquired through loan participations and assignments (no more than 20% of a Fund's total assets)


   ILLIQUID INVESTMENTS
   Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit. The Risk-Managed Funds do not intend to invest in illiquid investments.

   FOREIGN SECURITIES

   Unless otherwise stated within its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies. The Risk-Managed Funds' investments in foreign securities are limited to the extent those securities are included in their respective benchmark indices.


   SPECIAL SITUATIONS
   Certain Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business

 98 Janus Adviser Series
   problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Funds may seek to earn additional income through securities lending. Certain Funds may lend their portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the investment personnel. Changes are made in a Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


   The Risk-Managed Funds generally intend to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity


                                   Principal investment strategies and risks  99
   needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's mathematical investment process, the Funds may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Funds, and the nature of the Funds' investments. Portfolio turnover rates are not a factor in making buy and sell decisions.



   The rebalancing techniques used by the Risk-Managed Funds may result in a higher portfolio turnover compared to a "buy and hold" fund strategy. INTECH periodically rebalances the stocks in the portfolios to their target weighting versus each Fund's benchmark index, as determined by INTECH's mathematical investment process.



   Due to the nature of the securities in which Flexible Bond Fund and High-Yield Fund invest, these Funds may have relatively high portfolio turnover compared to other Funds.


   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

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MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments for all the Funds except Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, and Mid Cap Value Fund. INTECH is responsible for the day-to-day management of the investment portfolios of Risk-Managed Growth Fund, Risk-Managed Core Fund, and Risk-Managed Value Fund. Perkins is responsible for the day-to-day management of the investment portfolio of Mid Cap Value Fund. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of all the Funds.


   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for Class A and Class C Shares of the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. These payments currently range up to 25 basis points on sales and up to 20 basis points on assets and are subject to change. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the potential size of an institutional relationship, expected gross and/or net sales generated by the relationship, and the anticipated profitability of sales through the institutional relationship. These requirements may from time to time change. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

                                                    Management of the Funds  101

   For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell Shares of the Funds.

 102 Janus Adviser Series

MANAGEMENT EXPENSES


   Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that the Funds must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing the Risk-Managed Funds. Mid Cap Value Fund pays Perkins a subadvisory fee directly for managing the Fund.



   Each Fund incurs expenses not assumed by Janus Capital, including any administrative services fee, distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee schedule (expressed as an annual rate) for each Fund, as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (net of fee waivers) based on each Fund's average net assets. Under the advisory agreement with Janus Capital and the subadvisory agreement with Perkins, Mid Cap Value Fund paid Janus Capital and Perkins management fees. The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees (as applicable) paid by a Fund. [TO BE UPDATED BY AMENDMENT]


                                                    Management of the Funds  103

                                                                                 Actual Investment
                                                             Contractual         Advisory Fee (%)
                                       Average Daily         Investment        (for the Fiscal Year
                                        Net Assets       Advisory Fee (%)(1)      Ended July 31,
Fund                                      of Fund           (annual rate)              2006)
----------------------------------------------------------------------------------------------------
   GROWTH & CORE
      Large Cap Growth Fund          All Asset Levels           0.64
      Forty Fund                     All Asset Levels           0.64
      Orion Fund                     All Asset Levels           0.64
      Mid Cap Growth Fund            All Asset Levels           0.64
      Small-Mid Growth Fund          All Asset Levels           0.64
      Growth and Income Fund         All Asset Levels           0.62
      Fundamental Equity Fund(2)     All Asset Levels           0.60
      Contrarian Fund(3)             All Asset Levels           0.64
      Balanced Fund                  All Asset Levels           0.55
   RISK-MANAGED
      Risk-Managed Growth Fund       All Asset Levels           0.50
      Risk-Managed Core Fund(3)      All Asset Levels           0.50
      Risk-Managed Value Fund        All Asset Levels           0.50
   VALUE
      Mid Cap Value Fund(3)          All Asset Levels           0.64
      Small Company Value Fund       All Asset Levels           0.74
   INTERNATIONAL & GLOBAL
      Worldwide Fund(3)              All Asset Levels           0.60
      International Equity Fund(3)   All Asset Levels           0.68                    N/A(7)
      International Growth Fund      All Asset Levels           0.64
   ALTERNATIVE
      Long/Short Fund                All Asset Levels           1.25                    N/A(7)
   BOND
                                     First $300
      Flexible Bond Fund             Million                    0.50
                                     Over $300 Million          0.40
                                     First $300
      High-Yield Fund                Million                    0.65
                                     Over $300 Million          0.55
----------------------------------------------------------------------------------------------------



(1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to certain levels until December 1, 2007. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waivers are not reflected in the fee rates shown.


(2) Formerly named Core Equity Fund.


(3) Effective January 1, 2006 for Risk-Managed Core Fund, effective February 1, 2006 for Contrarian Fund, Mid Cap Value Fund, and Worldwide Fund, and effective December 1, 2006 for International Equity Fund, each Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing this performance fee are included below with further description in the Statement of Additional Information.


(5) For the fiscal year ended July 31, 2006, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The Fund's fee waiver exceeded the investment advisory fee.


 104 Janus Adviser Series

(6) Since the Fund did not commence operations as of July 31, 2006, no Actual Investment Advisory Fee information is available.



   A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements (as applicable) is included in the Funds' semiannual and annual reports to shareholders.



   For Risk-Managed Core Fund, Contrarian Fund, Mid Cap Value Fund, Worldwide Fund, and International Equity Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment (described in further detail below). The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well Risk-Managed Core Fund has performed relative to the S&P 500(R) Index or Contrarian Fund has performed relative to the S&P 500(R) Index or Mid Cap Value Fund has performed relative to the Russell Midcap(R) Value Index or Worldwide Fund has performed relative to the MSCI World Index(SM) or International Equity Fund performs relative to the MSCI EAFE(R) Index. Only the base fee rate will apply until January 2007 for Risk-Managed Core Fund, until February 2007 for Contrarian Fund, Mid Cap Value Fund, and Worldwide Fund, and until December 2007 for International Equity Fund, at which time the performance adjustment is applied.



   Investment Advisory Fee = Base Fee +/- Performance Adjustment



   The investment advisory fee paid to Janus Capital by each of Risk-Managed Core Fund, Contrarian Fund, Mid Cap Value Fund, Worldwide Fund, and International Equity Fund consists of two components: (1) a base fee calculated by applying the current specified fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, the Performance Adjustment will apply beginning January 2007 for Risk-Managed Core Fund, February 2007 for Contrarian Fund, Mid Cap Value Fund, and Worldwide Fund, and December 2007 for International Equity Fund.



   No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable


                                                    Management of the Funds  105
   performance measurement period. The benchmark index for Risk-Managed Core Fund is the S&P 500(R) Index, for Contrarian Fund is the S&P 500(R) Index, for Mid Cap Value Fund is the Russell Midcap(R) Value Index, for Worldwide Fund is the MSCI World Index(SM), and for International Equity Fund is the MSCI EAFE(R) Index. Because the Performance Adjustment is tied to a Fund's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.



   The investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.



   The Funds' Statement of Additional Information contains additional information about performance-based fees.




 106 Janus Adviser Series

SUBADVISERS


   ENHANCED INVESTMENT TECHNOLOGIES, LLC serves as subadviser to Risk-Managed Growth Fund, Risk-Managed Core Fund, and Risk-Managed Value Fund. INTECH, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Risk-Managed Funds. Janus Capital indirectly owns approximately 82.5% of the outstanding voting shares of INTECH.



   PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to Mid Cap Value Fund, and has served in such capacity since the Fund's inception. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.


                                                    Management of the Funds  107

INVESTMENT PERSONNEL

   Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS PORTFOLIO MANAGERS


JONATHAN D. COLEMAN, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Mid Cap Growth Fund, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.



DAVID J. CORKINS

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Large Cap Growth Fund, which he has managed since February 2006. Mr. Corkins was Portfolio Manager of Janus Adviser Growth and Income Fund from August 2000 to December 2003. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master's degree in Business Administration from Columbia University.



DAVID C. DECKER, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Contrarian Fund, which he has managed since its inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.


 108 Janus Adviser Series

JAKOB V. HOLM, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Small Company Value Fund, which he has managed or co-managed since its inception. Mr. Holm is also Portfolio Manager of other Janus accounts. He joined Janus Capital in July 2005. Prior to joining Janus Capital, Mr. Holm co-managed the Fund (2002-2005) and worked as a research analyst, analyzing equity and fixed-income securities (2000-2005) at Bay Isle Financial LLC. He holds a Bachelor of Arts degree in Economics from Augustana College and a Master of International Management degree from Thunderbird, The Garvin School of International Management. Mr. Holm holds the Chartered Financial Analyst designation.



BRENT A. LYNN, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser International Growth Fund, which he has managed or co-managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.



CHAD MEADE

--------------------------------------------------------------------------------

     is Co-Portfolio Manager of Janus Adviser Small-Mid Growth Fund, which he has co-managed since July 2006. Mr. Meade also performs duties as a research analyst. Mr. Meade joined Janus Capital in August 2001 as an equity research analyst. Prior to joining Janus Capital, Mr. Meade worked as a financial analyst for Goldman Sachs' global investment research team. He holds a Bachelor's degree (summa cum laude) in Finance from Virginia Tech. Mr. Meade and Brian A. Schaub are jointly responsible for the day-to-day management of the Fund's portfolio. Neither Mr. Meade nor Mr. Schaub has any limitations on his role.


                                                    Management of the Funds  109

MARC PINTO, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. Mr. Pinto and Gibson Smith are jointly responsible for the day-to-day management of Janus Adviser Balanced Fund. Mr. Pinto focuses on the equity portion of the Fund. He holds the Chartered Financial Analyst designation.



RON SACHS, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Orion Fund, which he has managed since inception. Mr. Sachs was Portfolio Manager of Janus Adviser Small-Mid Growth Fund from August 2005 to June 2006. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Mr. Sachs holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.



BRIAN A. SCHAUB, CFA

--------------------------------------------------------------------------------

     is Co-Portfolio Manager of Janus Adviser Small-Mid Growth Fund, which he has co-managed since July 2006. Mr. Schaub also performs duties as a research analyst. Mr. Schaub joined Janus Capital in June 2000 as an equity research analyst. He holds a Bachelor's degree (cum laude) in Economics from Williams College. Mr. Schaub and Chad Meade are jointly responsible for the day-to-day management of the Fund's portfolio. Neither Mr. Schaub nor Mr. Meade has any limitations on his role. Mr. Schaub holds the Chartered Financial Analyst designation.


SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Forty Fund, which he has managed since its inception. Mr. Schoelzel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994. Mr. Schoelzel holds a Bachelor of Arts degree in Business from Colorado College.


 110 Janus Adviser Series

GIBSON SMITH
--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund and Portfolio Manager of Janus Adviser High-Yield Fund, which he has co-managed since May 2005 and managed since inception, respectively. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado. Mr. Smith and Marc Pinto are jointly responsible for the day-to-day management of Janus Adviser Balanced Fund. Mr. Smith focuses on the fixed-income portion of the Fund.



MINYOUNG SOHN, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Growth and Income Fund and Janus Adviser Fundamental Equity Fund, which he has managed since January 2004 and May 2005, respectively. Mr. Sohn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1998 as a research analyst. Mr. Sohn holds a Bachelor of Arts degree (cum laude) in Government and Economics from Dartmouth College. Mr. Sohn holds the Chartered Financial Analyst designation.



RONALD V. SPEAKER, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Flexible Bond Fund, which he has managed since its inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker holds the Chartered Financial Analyst designation.



JASON P. YEE, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Worldwide Fund, which he has managed since July 2004. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992, working as a research analyst until April 1996. He re-joined Janus in April 2000 as a research analyst. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee holds the Chartered Financial Analyst designation.


                                                    Management of the Funds  111

JANUS INVESTMENT TEAMS



INTERNATIONAL EQUITY INVESTMENT TEAM

--------------------------------------------------------------------------------

     A team of investment professionals, consisting of Doug Kirkpatrick, Julian Pick, and Laurent Saltiel, works together to select investments for the Fund. Members of the investment team are sector specialists and each member is individually responsible for a portion of the Fund's portfolio based on their sector expertise. The majority of the Fund's portfolio, however, is determined through consensus or approval of a majority of the investment team. Each member of the team is jointly responsible for the day-to-day management of the Fund.



     Doug Kirkpatrick, CFA, joined Janus Capital in 2001 as an equity research analyst. He is responsible for equity security analysis concentrating primarily on the industrials, information technology, utilities, consumer discretionary, and consumer staples sectors. Prior to joining Janus Capital, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP. He holds Bachelor's degrees in Mechanical Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston, and a Master of Business Administration degree from the University of California at Berkeley. Mr. Kirkpatrick holds the Chartered Financial Analyst designation. Julian Pick, CFA, joined Janus Capital in 1995, working as a research analyst until 2001. He re-joined Janus Capital in 2003. Mr. Pick is responsible for equity security analysis concentrating primarily on the financials and healthcare sectors. Prior to returning to Janus Capital in May 2003, he worked for Deutsche Asset Management in London, managing international and global stock portfolios for institutional clients. He holds a Bachelor's degree with distinction in Economics from George Mason University. Mr. Pick holds the Chartered Financial Analyst designation. Laurent Saltiel joined Janus Capital in 2002 as an equity research analyst. He is responsible for equity security analysis concentrating primarily on the energy, materials, telecommunication services, consumer discretionary, and consumer staples sectors. Prior to joining Janus Capital, he worked as an equity analyst at RS Investments in San Francisco researching medical devices and semiconductor capital equipment companies. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


 112 Janus Adviser Series

LONG/SHORT INVESTMENT TEAM
--------------------------------------------------------------------------------
     A team of investment professionals, consisting of David C. Decker, Dan Kozlowski, and Dan Riff, selects investments for the Fund. Each member of the team is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Decker, as team leader, has discretion over a larger percentage of fund assets and exercises final decision-making on the overall portfolio as necessary.


     David C. Decker, CFA, is Executive Vice President and is Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation. Dan Kozlowski, CFA, is an international equity research analyst, concentrating on the financial, retail, and media sectors on a global basis. He joined Janus Capital in 1999. He holds a Bachelor's degree (cum laude) in Business Administration from the University of Miami, a Master of Business Administration degree with concentrations in Finance and Accounting from the University of Chicago, and has studied at Sophia University's School of Comparative Culture in Tokyo, Japan. Mr. Kozlowski holds the Chartered Financial Analyst designation. Dan Riff is an equity research analyst covering healthcare, consumer staples, and industrial firms. Prior to joining Janus Capital in 2003, Mr. Riff was a strategy consultant focused on growth and innovation, working in Boston, London, and Johannesburg with consumer products, financial services, and healthcare firms. Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College, and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.


                                                    Management of the Funds  113

INTECH INVESTMENT TEAM



     No one person of the investment team is primarily responsible for implementing the investment strategies of the Risk-Managed Funds. A team of investment professionals consisting of Dr. Robert Fernholz, David E. Hurley, Dr. Cary Maguire, and Joseph Runnels works together to implement the mathematical investment process.



     E. Robert Fernholz is Chief Investment Officer ("CIO") of INTECH. Dr. Fernholz joined INTECH in June of 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process. He has 25 years of investment experience. David E. Hurley, CFA, is Executive Vice President and Chief Operating Officer of INTECH. Mr. Hurley joined INTECH in January 1988. He received his B.S. in Engineering from the United States Military Academy. Mr. Hurley is responsible for daily oversight of all aspects of the investment process from a portfolio management perspective. Mr. Hurley has oversight, supervisory, and support responsibility for the day-to-day implementation of the portfolio management and trading process. Mr. Hurley holds the Chartered Financial Analyst designation. Cary Maguire is Senior Investment Officer of INTECH. Dr. Maguire joined INTECH in November 1991. He received his Ph.D. in Physics from Princeton University. He holds an M.B.A. from Southern Methodist University. Dr. Maguire is a Phi Beta Kappa graduate of Stanford with degrees in Chemistry and Music. Dr. Maguire implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements to the CIO. Joseph W. Runnels, CFA, is Vice President of Portfolio Management at INTECH. Mr. Runnels joined INTECH in June 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.


 114 Janus Adviser Series

PERKINS PORTFOLIO MANAGERS


JEFFREY R. KAUTZ, CFA

--------------------------------------------------------------------------------

     is Co-Manager of Janus Adviser Mid Cap Value Fund, which he has managed since its inception. He is also Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. Previously, he was Portfolio Manager for Berger Mid Cap Value Fund. Mr. Kautz holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Kautz holds the Chartered Financial Analyst designation.




THOMAS M. PERKINS
--------------------------------------------------------------------------------

     has been the lead Co-Manager of Janus Adviser Mid Cap Value Fund since its inception. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was Portfolio Manager for Berger Mid Cap Value Fund. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University. Mr. Perkins is jointly and primarily responsible for the day-to-day management of the Fund, and as lead Co-Manager, exercises final decision-making authority over the Fund as necessary.


   Information about the compensation structure, other accounts managed, and the range of ownership of securities for certain of the Funds' investment personnel is included in the SAI.

                                                    Management of the Funds  115

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY JANUS


   [TO BE UPDATED BY AMENDMENT]


   JANUS ADVISER ORION FUND COMPARABLE ACCOUNTS

   PERFORMANCE OF CONCENTRATED ALL CAP GROWTH COMPOSITE
   The following chart shows the historical performance of the Concentrated All Cap Growth Composite. The accounts in the Composite are managed by Ron Sachs and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Orion Fund. The Russell 3000(R) Growth Index is the benchmark index for the Fund and the Composite. In addition, the S&P 500(R) Index is a secondary benchmark for the Composite.


   As of September 30, 2006, the Concentrated All Cap Growth Composite consisted
   of      advisory accounts,      of which are mutual fund portfolios. As of
   this date, the total assets of the Concentrated All Cap Growth Composite were
   approximately $          . Janus Adviser Orion Fund is included in the
   Concentrated All Cap Growth Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Janus Adviser Orion Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.



                                        Average annual total return for periods ended 09/30/06
                                        ------------------------------------------------------
                                                       1 year    5 years    Since Inception(1)
    Concentrated All Cap Growth Composite
    Russell 3000(R) Growth Index(2)
    S&P 500(R) Index(3)
                                                       ------------------------------------


   (1) The inception date of the Composite was July 1, 2000. Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 116 Janus Adviser Series

   JANUS ADVISER CONTRARIAN FUND COMPARABLE ACCOUNTS

   PERFORMANCE OF JANUS CONTRARIAN COMPOSITE
   The following chart shows the historical performance of the Janus Contrarian Composite. The accounts in the Composite are managed by David Decker and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Contrarian Fund. The S&P 500(R) Index is the benchmark index for the Fund and the Composite.


   As of September 30, 2006, the Janus Contrarian Composite consisted of
   advisory accounts, including      mutual fund portfolios. As of this date,
   the total assets of the Janus Contrarian Composite were approximately
   $          . Janus Adviser Contrarian Fund is included in the Janus
   Contrarian Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Janus Adviser Contrarian Fund's fees and expenses are generally expected to be higher than those reflected in the Composite. In addition, except for the mutual fund accounts in the Composite, the fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Contrarian Fund. Therefore, if the Composite was subject to the fees and expenses payable by the Fund, then the performance of the Composite for the periods shown would be lower.



   Except for the mutual fund accounts, the accounts in the Composite were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.



                                        Average annual total return for periods ended 09/30/06
                                        ------------------------------------------------------
                                                       1 year    5 years    Since Inception(1)
    Janus Contrarian Composite
    S&P 500(R) Index(2)
                                                       ------------------------------------


   (1) The inception date of the Composite was March 1, 2000. Total returns and expenses are not annualized for the first year of operations.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

                                                    Management of the Funds  117

   JANUS ADVISER INTERNATIONAL EQUITY FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF JANUS INTERNATIONAL EQUITY COMPOSITE


   The following chart shows the historical performance of the Janus International Equity Composite. The accounts in the Composite are managed by Doug Kirkpatrick, Julian Pick, and Laurent Saltiel and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser International Equity Fund. The Morgan Stanley Capital International EAFE(R) Index is the benchmark index for the Fund and the Composite. In addition, the Morgan Stanley Capital International EAFE(R) Growth Index is a secondary benchmark for the Composite.



   As of September 30, 2006, the Janus International Equity Composite consisted
   of      advisory accounts,      of which are mutual fund portfolios. As of
   this date, the total assets of the Janus International Equity Composite were
   approximately $          . Janus Adviser International Equity Fund will be
   included in the Janus International Equity Composite as of December 1, 2006. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the investment team, as well as the former portfolio managers, and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund. [TO BE UPDATED BY AMENDMENT]



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Janus Adviser International Equity Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.



                                  Average annual total return for periods ended 09/30/06
                                  ------------------------------------------------------
                                                                  1 year    Inception(1)
    Janus International Equity Composite(2)
    Morgan Stanley Capital International EAFE(R) Index(3)
    Morgan Stanley Capital International EAFE(R) Growth Index(4)
                                                                  --------------------



   (1) Effective June   , 2004, the Janus International Equity Composite adopted
       guidelines that are substantially similar to those of Janus Adviser International Equity Fund. Prior to this time, the Composite was managed under different guidelines.


   (2) Doug Kirkpatrick, Julian Pick and Laurent Saltiel have managed the Composite since March 2006.


   (3) The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.


   (4) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities.


 118 Janus Adviser Series

   JANUS ADVISER HIGH-YIELD FUND COMPARABLE ACCOUNTS

   PERFORMANCE OF JANUS HIGH-YIELD COMPOSITE
   The following chart shows the historical performance of the Janus High-Yield Composite. The accounts in the Composite are managed by Gibson Smith and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser High-Yield Fund. The Lehman Brothers High-Yield Bond Index is the benchmark index for the Fund and the Composite.


   As of September 30, 2006, the Janus High-Yield Composite consisted of
   advisory accounts,      of which are mutual fund portfolios. As of this date,
   the total assets of the Janus High-Yield Composite were approximately
   $          . Janus Adviser High-Yield Fund is included in the Janus
   High-Yield Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager, as well as the former portfolio manager, and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Janus Adviser High-Yield Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.



                                         Average annual total return for periods ended 09/30/06
                                         ------------------------------------------------------
                                                        1 year    5 years    Since Inception(1)
    Janus High-Yield Composite(2)
    Lehman Brothers High-Yield Bond Index(3)
                                                        -----------------------------------


   (1) The inception date of the Composite was January 1, 1996. Total returns and expenses are not annualized for the first year of operations.
   (2) Gibson Smith has managed the Composite since December 5, 2003.
   (3) The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, noninvestment grade debt.

                                                    Management of the Funds  119

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY INTECH


   [TO BE UPDATED BY AMENDMENT]



   JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND COMPARABLE ACCOUNTS


   PERFORMANCE OF INTECH BROAD LARGE CAP GROWTH COMPOSITE AND INTECH LARGE CAP GROWTH COMPOSITE

   The following chart shows the historical performance of the INTECH Broad Large Cap Growth Composite and the INTECH Large Cap Growth Composite. The accounts in the Composites are managed by INTECH and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser INTECH Risk-Managed Growth Fund. Both Composites and the Fund are managed using INTECH's Large Cap Growth Strategy. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The benchmark index of the INTECH Broad Large Cap Growth Composite and the Fund is the Russell 1000(R) Growth Index. The benchmark index of the INTECH Large Cap Growth Composite was the S&P 500/Barra Growth Index until December 31, 2005, at which time the Composite began transitioning to its new benchmark, the S&P 500/Citigroup Growth Index. The Broad Large Cap Growth version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Large Cap Growth Composite. The returns for the INTECH Large Cap Growth Composite are shown to illustrate INTECH's investment style and how INTECH seeks to outperform the applicable benchmark index with respect to the accounts included in the Composites. While there has been a high correlation between the two indices, the Fund's performance is expected to more closely track the performance of the Russell 1000(R) Growth Index.



   As of September 30, 2006, the INTECH Broad Large Cap Growth Composite
   consisted of   advisory accounts, including   mutual fund portfolios. As of
   this date, the total assets of the INTECH Broad Large Cap Growth Composite
   were approximately $       . The Janus mutual funds for which INTECH acts as
   subadviser are included in the INTECH Broad Large Cap Growth Composite. As of September 30, 2006, the INTECH Large Cap Growth Composite consisted of advisory accounts. As of this date, the total assets of the INTECH Large Cap
   Growth Composite were approximately $       . All accounts that have
   investment objectives, policies, and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.


 120 Janus Adviser Series

   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in each Composite. Janus Adviser INTECH Risk-Managed Growth Fund's fees and expenses are generally expected to be higher than those reflected in the Composites. In addition, except for the mutual fund accounts in the Composites, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser INTECH Risk-Managed Growth Fund. Therefore, if the Composites were subject to the fees and expenses payable by the Fund, then the performance of the Composites for the periods shown would be lower.



   Except for the mutual fund accounts, the accounts in the Composites were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composites for the periods shown may have been lower.



                                                        Average annual total returns for periods ended 09/30/06
                                                        -------------------------------------------------------
                                                                                        Since        Inception
                                                     1 Year    5 Years    10 Years    Inception       Date(1)
    INTECH Broad Large Cap Growth Composite                                                         10/31/2000
    Russell 1000(R) Growth Index(2)                                                                 10/31/2000
    INTECH Large Cap Growth Composite                                                               06/30/1993
    S&P 500/Citigroup Growth Index(3)                    --        N/A        N/A           --              --
    S&P 500/Barra Growth Index(4)                                                                   06/30/1993


   (1) Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.



   (3) Effective January 1, 2006, the INTECH Large Cap Growth Composite began transitioning its benchmark from the S&P 500/Barra Growth Index to the S&P 500/Citigroup Growth Index. The benchmark change is a result of the discontinuation of the S&P 500/Barra indices. The S&P 500/ Citigroup
       Growth Index....


   (4) The S&P 500/Barra Growth Index is designed to differentiate between fast growing companies and slower growing or undervalued companies and includes those stocks in the S&P 500(R) Index that have higher price/book ratios. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. For periods prior to January 1, 2006, the accounts that comprise the INTECH Large Cap Growth Composite were managed against this index. Index performance shown for the transition period of January 1, 2006 to March 31, 2006 is based on blended S&P 500/Barra Growth Index and S&P 500/Citigroup Growth Index information.


                                                    Management of the Funds  121

   JANUS ADVISER INTECH RISK-MANAGED CORE FUND COMPARABLE ACCOUNTS


   PERFORMANCE OF INTECH LARGE CAP CORE COMPOSITE AND INTECH ENHANCED PLUS COMPOSITE

   The following chart shows the historical performance of the INTECH Large Cap Core Composite and the INTECH Enhanced Plus Composite. The accounts in the Composites are managed by INTECH and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser INTECH Risk-Managed Core Fund. Both Composites and the Fund are managed using INTECH's Large Cap Core Strategy and use the S&P 500(R) as their benchmark index. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The Large Cap Core version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Enhanced Plus Composite. Accordingly, their performance is expected to be more volatile relative to the benchmark index.



   As of September 30, 2006, the INTECH Large Cap Core Composite consisted of
        advisory accounts, including      mutual fund portfolios. As of this
   date, the total assets of the INTECH Large Cap Core Composite were
   approximately $          . The Janus mutual funds for which INTECH acts as
   subadviser are included in the INTECH Large Cap Core Composite. As of September 30, 2006, the INTECH Enhanced Plus Composite consisted of advisory accounts. As of this date, the total assets of the INTECH Enhanced
   Plus Composite were approximately $          . All accounts that have
   investment objectives, policies, and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in each Composite. Janus Adviser INTECH Risk-Managed Core Fund's fees and expenses are generally expected to be higher than those reflected in the Composites. In addition, except for the mutual fund accounts in the Composites, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser INTECH Risk-Managed Core Fund. Therefore, if the Composites were subject to the fees and expenses payable by the Fund, then the performance of the Composites for the periods shown would be lower.


 122 Janus Adviser Series

   Except for the mutual fund accounts, the accounts in the Composites were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composites for the periods shown may have been lower.



                                                  Average annual total returns for periods ended 09/30/06
                                                  -------------------------------------------------------
                                                                                  Since        Inception
                                               1 Year    5 Years    10 Years    Inception       Date(1)
    INTECH Large Cap Core Composite                                                            07/31/2001
    S&P 500(R) Index(2)                                                                        07/31/2001
    INTECH Enhanced Plus Composite                                                             06/30/1987
    S&P 500(R) Index(2)                                                                        06/30/1987


   (1) Total returns and expenses are not annualized for the first year of operations.



   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.




                                                    Management of the Funds  123

   JANUS ADVISER INTECH RISK-MANAGED VALUE FUND COMPARABLE ACCOUNTS


   PERFORMANCE OF INTECH BROAD LARGE CAP VALUE COMPOSITE AND INTECH LARGE CAP VALUE COMPOSITE

   The following chart shows the historical performance of the INTECH Broad Large Cap Value Composite and the INTECH Large Cap Value Composite. The accounts in the Composites are managed by INTECH and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser INTECH Risk-Managed Value Fund. Both Composites and the Fund are managed using INTECH's Large Cap Value Strategy. Both Composites and the Fund seek to outperform their respective benchmark indices while managing downside risk. The benchmark index of the INTECH Broad Large Cap Value Composite and the Fund is the Russell 1000(R) Value Index, while the benchmark index of the INTECH Large Cap Value Composite was the S&P 500/Barra Value Index until December 31, 2005, at which time the INTECH Large Cap Value Composite began transitioning to its new benchmark, the S&P 500/Citigroup Value Index. While there has been a high correlation between the two indices, the Fund's performance is expected to more closely track the performance of the Russell 1000(R) Value Index.



   As of September 30, 2006, the INTECH Broad Large Cap Value Composite
   consisted of [     ] advisory accounts. As of this date, the total assets of
   the INTECH Broad Large Cap Value Composite were approximately $[     ]
   million. Janus Adviser INTECH Risk-Managed Value Fund is included in the INTECH Broad Large Cap Value Composite. As of September 30, 2006, the INTECH
   Large Cap Value Composite consisted of [     ] advisory account, a
   proprietary account of an INTECH affiliate. As of this date, the total assets
   of the INTECH Large Cap Value Composite were approximately $[     ] million.
   All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.



   Composite performance shown reflects the deduction of advisory fees (a model fee in the case of Broad Large Cap Value Composite) and transaction costs charged to accounts in each Composite. Janus Adviser INTECH Risk-Managed Value Fund's fees and expenses are generally expected to be higher than those reflected in the Composites. In addition, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser INTECH Risk-Managed Value Fund. Therefore, if the Composites were subject to the fees and expenses payable by the Fund, then the performance of the Composites for the periods shown would be lower.


 124 Janus Adviser Series

   Further, shareholders of Class A Shares of the Fund may be subject to certain sales charges upon purchases and/or a deferred sales charge upon certain redemptions, and shareholders of Class C Shares may be subject to a deferred sales charge upon certain redemptions. These are not payable by accounts in the Composites. If the accounts in the Composites had been subject to these sales charges, then the performance of the Composites for the periods shown may have been lower.


   The advisory accounts in the Composites were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composites for the periods shown may have been lower.



                                                 Average annual total returns for periods ended 09/30/06
                                                 -------------------------------------------------------
                                                                                   Since      Inception
                                              1 Year     5 Years     10 Years    Inception     Date(1)
    INTECH Broad Large Cap Value Composite                 N/A          N/A                    8/1/2004
    Russell 1000(R) Value Index(2)                         N/A          N/A                    8/1/2004
    INTECH Large Cap Value Composite                                                           7/1/1993
    S&P 500/Citigroup Value Index(3)             --        N/A          N/A           --             --
    S&P 500/Barra Value Index(4)                                                               7/1/1993
                                              -----------------------------------------------


   (1) Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

   (3) Effective January 1, 2006, the INTECH Large Cap Value Composite began transitioning its benchmark from the S&P 500/Barra Value Index to the S&P 500/Citigroup Value Index. The benchmark change is a result of the discontinuation of the S&P 500/Barra indices. The S&P 500/ Citigroup Value Index measures the performance of those S&P 500 securities categorized as "value" companies based on their lower price-to-book ratios.


   (4) The S&P 500/Barra Value Index measures the performance of those S&P 500 securities categorized as "value" companies based on their lower price-to-book ratios. For periods prior to January 1, 2006, accounts that comprise the INTECH Large Cap Value Composite were managed against this index.


                                                    Management of the Funds  125

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   The Funds currently offer five classes of shares. Class R Shares are offered by this Prospectus. The Shares of the Funds are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Not all financial intermediaries offer all classes.


   IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class I Shares, or Class S Shares, please call 1-800-525-0020.


   CLOSED FUND POLICIES

   The Funds may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more funds as an investment option would be able to direct contributions to that fund through their plan, regardless of whether they invested in such fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the fund would be able to continue to invest in the fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. In addition, new accounts may be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of

 126 Janus Adviser Series
   the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former

                                                          Other information  127
   directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. In August 2006, the refiled complaint was dismissed by the court with prejudice.


   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.


   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision. In June 2006, the United States Supreme Court invited the Solicitor General to file a brief expressing the view of the United States.


   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

 128 Janus Adviser Series

   DISTRIBUTION OF THE FUNDS

   The Funds are distributed by Janus Distributors, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                          Other information  129

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


   To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. However, because the principal investment goal of Long/Short Fund is to invest in both long and short positions in equity securities, it is anticipated that a smaller portion of the income dividends paid to you by Long/Short Fund will be qualified dividend income eligible for taxation by individuals at long-term capital gain rates than if the Fund invested in only long positions in equity securities. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Distributions are made at the class level, so they may vary from class to class within a single Fund.


   DISTRIBUTION SCHEDULE

   Dividends for Growth and Income Fund and Balanced Fund are normally declared and distributed in March, June, September, and December. Dividends for the other Equity Funds are normally declared and distributed in December. Dividends for Flexible Bond Fund and High-Yield Fund are normally declared daily, Saturdays, Sundays, and holidays included, and are generally distributed on the last business day of each month. For investors investing through intermediaries, the date you receive your dividend may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Capital gains are normally declared and distributed in December for all of the Funds. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT A FUND'S NAV

   Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

 130 Janus Adviser Series

   "BUYING A DIVIDEND"

   If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary as to potential tax consequences of any distributions that may be paid shortly after purchase.

   For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are

                                                    Distributions and taxes  131
   shareholders of the Fund at the record date of such payments. As a result, although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   Income dividends and net capital gains distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

   Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

   The Funds may be required to withhold U.S. federal income tax on all taxable distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUNDS

   Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


   Certain of Long/Short Fund's transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.


   The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 132 Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase, exchange, or redeem Shares of the Funds directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers, or other financial intermediaries. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem a Fund's shares to the extent that Fund is invested in such markets.

   All purchases and sales will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agent. In order to receive a day's price, your order must be received in good order by a Fund or its agent by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for purchases and redemptions of Class R Shares.

   Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant

                                                        Shareholder's guide  133
   events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in a Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

 134 Janus Adviser Series

DISTRIBUTION AND SERVICE FEES

   DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

   Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class R Shares (the "Class R Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class R Shares at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of a Fund. Under the terms of the Class R Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class R Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

   ADMINISTRATIVE SERVICES FEE


   Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of each Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries for providing these services to their customers who invest in the Funds.


PURCHASES

   Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the

                                                        Shareholder's guide  135

   Funds or that provide services in connection with investments in the Funds. You may wish to consider such arrangements when evaluating any recommendation of the Funds.

   Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS


   Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $2,500, with the exception of Long/Short Fund. The minimum investment for Class R Shares of Long/Short Fund is $10,000 per Fund account.


   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

   Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may generally exchange Shares of a Fund for Shares of the same class of any fund in the Trust offered through your financial intermediary or qualified plan.

   - You must meet the minimum investment amount for each fund.

   - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


   - An exchange of Shares from Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Worldwide Fund, International Growth Fund, International Equity Fund, Long/Short Fund, and High-Yield Fund, held for three months or less, may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."


 136 Janus Adviser Series

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

   Shares of any Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE


   Redemptions (and exchanges) of Shares from Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Worldwide Fund, International Equity Fund, International Growth Fund, Long/Short Fund, and High-Yield


                                                        Shareholder's guide  137

   Fund held for three months or less may be subject to the Funds' redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.

   Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans;
   (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

   In addition to the circumstances noted in the preceding paragraph, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Funds reserve the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

 138 Janus Adviser Series

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents.

   The Funds attempt to deter excessive trading through at least the following methods:

   - fair valuation of securities as described under "Pricing of Fund Shares;"
     and

   - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Funds).

   The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

   If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

                                                        Shareholder's guide  139

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

   Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

 140 Janus Adviser Series

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

                                                        Shareholder's guide  141

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   The non-money market funds' portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.



   In addition, the funds' top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the non-money market funds are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The funds' top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.



   Long/Short Fund discloses its short positions only to the extent required in regulatory reports. Information regarding short positions is not available on www.janus.com.



   Specific portfolio level performance attribution information and statistics for the funds will be made available to any person monthly upon request, with a 30-day lag, following the posting of the funds' portfolio holdings on www.janus.com.



   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the funds. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.


   Complete schedules of the Funds' portfolio holdings as of the end of the Funds' first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public

 142 Janus Adviser Series

   Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Funds' portfolio holdings as of the end of the Funds' second and fourth fiscal quarters are included in the Funds' semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER COMMUNICATIONS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.

                                                        Shareholder's guide  143

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share.



   The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class R Shares of the Funds (assuming reinvestment of all dividends and distributions). Class R Shares of the Funds first became available on September 30, 2004.





   No financial highlights are presented for International Equity Fund and Long/Short Fund because they did not commence operations as of July 31, 2006.



   [TO BE UPDATED BY AMENDMENT]


 144 Janus Adviser Series

LARGE CAP GROWTH FUND - CLASS R
----------------------------------------------------------
                                            Year or
                                         Period ended
                                            July 31
                                      2006         2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                           $18.80
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       (0.03)
 Net gain/(loss) on securities
   (both realized and unrealized)                     2.21
 Total from investment operations                     2.18
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                              --
 Distributions (from capital gains)                     --
 Total distributions                                    --
 NET ASSET VALUE, END OF PERIOD                     $20.98
 Total return(2)                                    11.60%
 Net assets, end of period (in
   thousands)                                          $11
 Average net assets for the period
   (in thousands)                                      $11
 Ratio of gross expenses to average
   net assets(3)(4)                                  1.41%(5)
 Ratio of net expenses to average
   net assets(3)(6)                                  1.41%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                                       (0.44)%
 Portfolio turnover rate(3)                            62%
----------------------------------------------------------





(1) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The ratio was 1.46% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  145

FORTY FUND - CLASS R
----------------------------------------------------------
                                            Year or
                                         Period ended
                                            July 31
                                      2006         2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                           $22.32
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       (0.05)
 Net gain/(loss) on securities
   (both realized and unrealized)                     5.01
 Total from investment operations                     4.96
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                              --
 Distributions (from capital gains)                     --
 Total distributions                                    --
 NET ASSET VALUE, END OF PERIOD                     $27.28
 Total return(2)                                    22.22%
 Net assets, end of period (in
   thousands)                                          $12
 Average net assets for the period
   (in thousands)                                      $11
 Ratio of gross expenses to average
   net assets(3)(4)                                  1.42%(5)
 Ratio of net expenses to average
   net assets(3)(6)                                  1.42%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                                       (0.51)%
 Portfolio turnover rate(3)                            45%
----------------------------------------------------------





(1) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The ratio was 1.42% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


 146 Janus Adviser Series

ORION FUND - CLASS R
-------------------------------------------------
                                       Year ended
                                        July 31,
                                          2006
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(1)
 Ratio of net expenses to average
   net assets(2)
 Ratio of net investment
   income/(loss) to average net
   assets
 Portfolio turnover rate
-------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  147

MID CAP GROWTH FUND - CLASS R
-----------------------------------------------------------
                                            Year or
                                          Period ended
                                            July 31
                                       2006         2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                            $21.75
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        (0.03)
 Net gain/(loss) on securities
   (both realized and unrealized)                      4.96
 Total from investment operations                      4.93
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                               --
 Distributions (from capital gains)                      --
 Total distributions                                     --
 NET ASSET VALUE, END OF PERIOD                      $26.68
 Total return(2)                                     22.67%
 Net assets, end of period (in
   thousands)                                           $12
 Average net assets for the period
   (in thousands)                                       $11
 Ratio of gross expenses to average
   net assets(3)(4)                                   1.40%(5)
 Ratio of net expenses to average
   net assets(3)(6)                                   1.40%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                                        (0.75)%
 Portfolio turnover rate(3)                             32%
-----------------------------------------------------------


(1) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The ratio was 1.55% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.

 148 Janus Adviser Series

SMALL-MID GROWTH FUND - CLASS R
-------------------------------------------------
                                       Year ended
                                        July 31,
                                          2006
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(1)
 Ratio of net expenses to average
   net assets(2)
 Ratio of net investment
   income/(loss) to average net
   assets
 Portfolio turnover rate
-------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  149

GROWTH AND INCOME FUND - CLASS R
-----------------------------------------------------------
                                            Year or
                                          Period ended
                                            July 31
                                       2006         2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                           $14.64
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.03
 Net gain/(loss) on securities
   (both realized and unrealized)                     2.63
 Total from investment operations                     2.66
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                          (0.02)
 Distributions (from capital gains)                     --
 Total distributions                                (0.02)
 NET ASSET VALUE, END OF PERIOD                     $17.28
 Total return(2)                                    18.18%
 Net assets, end of period (in
   thousands)                                          $12
 Average net assets for the period
   (in thousands)                                      $11
 Ratio of gross expenses to average
   net assets(3)(4)                                  1.46%(5)
 Ratio of net expenses to average
   net assets(3)(6)                                  1.46%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                                         0.19%
 Portfolio turnover rate(3)                            43%
-----------------------------------------------------------


(1) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The ratio was 1.46% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.

 150 Janus Adviser Series

FUNDAMENTAL EQUITY FUND(1) - CLASS R
-----------------------------------------------------------
                                            Year or
                                          Period ended
                                            July 31
                                       2006         2005(2)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                           $17.05
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                           --
 Net gain/(loss) on securities
   (both realized and unrealized)                     2.97
 Total from investment operations                     2.97
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                              --
 Distributions (from capital gains)                 (0.53)
 Total distributions                                (0.53)
 NET ASSET VALUE, END OF PERIOD                     $19.49
 Total return(3)                                    17.65%
 Net assets, end of period (in
   thousands)                                          $12
 Average net assets for the period
   (in thousands)                                      $11
 Ratio of gross expenses to average
   net assets(4)(5)                                  1.45%(6)
 Ratio of net expenses to average
   net assets(4)(7)                                  1.45%
 Ratio of net investment
   income/(loss) to average net
   assets(4)                                         0.03%
 Portfolio turnover rate(4)                            80%
-----------------------------------------------------------



(1) Formerly named Core Equity Fund.


(2) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.


(3) Total return not annualized for periods of less than one year.


(4) Annualized for periods of less than one full year.


(5) The expense ratio reflects expenses prior to any expense offset arrangements.


(6) The ratio was 1.75% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(7) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  151

CONTRARIAN FUND - CLASS R
-------------------------------------------------
                                       Year ended
                                        July 31,
                                          2006
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(1)
 Ratio of net expenses to average
   net assets(2)
 Ratio of net investment
   income/(loss) to average net
   assets
 Portfolio turnover rate
-------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The expense ratio reflects expenses after any expense offset arrangements.


 152 Janus Adviser Series

BALANCED FUND - CLASS R
-----------------------------------------------------------
                                            Year or
                                          Period ended
                                            July 31
                                       2006         2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                           $23.80
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.28
 Net gain/(loss) on securities
   (both realized and unrealized)                     2.12
 Total from investment operations                     2.40
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                          (0.28)
 Distributions (from capital gains)                     --
 Payment from affiliate                                 --(2)
 Total distributions and other                      (0.28)
 NET ASSET VALUE, END OF PERIOD                     $25.92
 Total return(3)                                    10.14%(4)
 Net assets, end of period (in
   thousands)                                          $11
 Average net assets for the period
   (in thousands)                                      $10
 Ratio of gross expenses to average
   net assets(5)(6)                                  1.31%(7)
 Ratio of net expenses to average
   net assets(5)(8)                                  1.31%
 Ratio of net investment
   income/(loss) to average net
   assets(5)                                         1.36%
 Portfolio turnover rate(5)                            47%
-----------------------------------------------------------


(1) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.
(2) Payment from affiliate aggregated less than $.01 on a per share basis for the period end.
(3) Total return not annualized for periods of less than one year.
(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(5) Annualized for periods of less than one full year.
(6) The expense ratio reflects expenses prior to any expense offset arrangements.
(7) The ratio was 1.32% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.
(8) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  153

RISK-MANAGED GROWTH FUND - CLASS R
-----------------------------------------------------------
                                            Year or
                                          Period ended
                                            July 31
                                       2006         2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                           $12.56
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       (0.01)
 Net gain/(loss) on securities
   (both realized and unrealized)                     1.57
 Total from investment operations                     1.56
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                              --
 Distributions (from capital gains)                 (0.88)
 Total distributions                                (0.88)
 NET ASSET VALUE, END OF PERIOD                     $13.24
 Total return(2)                                    12.69%
 Net assets, end of period (in
   thousands)                                          $11
 Average net assets for the period
   (in thousands)                                      $11
 Ratio of gross expenses to average
   net assets(3)(4)                                  1.35%(5)
 Ratio of net expenses to average
   net assets(3)(6)                                  1.35%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                                        (0.10)%
 Portfolio turnover rate(3)                           106%
-----------------------------------------------------------


(1) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The ratio was 1.53% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.

 154 Janus Adviser Series

RISK-MANAGED CORE FUND - CLASS R
-----------------------------------------------------------
                                            Year or
                                          Period ended
                                            July 31
                                       2006         2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                           $13.18
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.04
 Net gain/(loss) on securities
   (both realized and unrealized)                     2.12
 Total from investment operations                     2.16
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                              --
 Distributions (from capital gains)                 (1.48)
 Total distributions                                (1.48)
 NET ASSET VALUE, END OF PERIOD                     $13.86
 Total return(2)                                    17.17%
 Net assets, end of period (in
   thousands)                                          $12
 Average net assets for the period
   (in thousands)                                      $11
 Ratio of gross expenses to average
   net assets(3)(4)                                  1.35%(5)
 Ratio of net expenses to average
   net assets(3)(6)                                  1.35%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                                         0.38%
 Portfolio turnover rate(3)                            80%
-----------------------------------------------------------


(1) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The ratio was 2.41% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  155

RISK-MANAGED VALUE FUND - CLASS R
-------------------------------------------------------
                                         Period ended
                                       July 31, 2006(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return(2)
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(3)(4)
 Ratio of net expenses to average
   net assets(3)(5)
 Ratio of net investment
   income/(loss) to average net
   assets(3)
 Portfolio turnover rate(3)
-------------------------------------------------------



(1) Period December 30, 2005 (inception date) to July 31, 2006.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio reflects expenses after any expense offset arrangements.


 156 Janus Adviser Series

MID CAP VALUE FUND - CLASS R
-----------------------------------------------------------
                                            Year or
                                          Period ended
                                            July 31
                                       2006         2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                           $14.25
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.01
 Net gain/(loss) on securities
   (both realized and unrealized)                     2.50
 Total from investment operations                     2.51
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                              --
 Distributions (from capital gains)                 (0.72)
 Total distributions                                (0.72)
 NET ASSET VALUE, END OF PERIOD                     $16.04
 Total return(2)                                    18.04%
 Net assets, end of period (in
   thousands)                                         $687
 Average net assets for the period
   (in thousands)                                     $437
 Ratio of gross expenses to average
   net assets(3)(4)                                  1.49%(5)
 Ratio of net expenses to average
   net assets(3)(6)                                  1.49%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                                         0.06%
 Portfolio turnover rate(3)                            71%
-----------------------------------------------------------


(1) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The ratio was 1.68% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  157

SMALL COMPANY VALUE FUND - CLASS R
------------------------------------------------------------
                                             Year or
                                          Period ended
                                             July 31
                                       2006         2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                             $12.94
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         (0.01)
 Net gain/(loss) on securities
   (both realized and unrealized)                       2.50
 Total from investment operations                       2.49
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                                --
 Distributions (from capital gains)                   (0.80)
 Total distributions                                  (0.80)
 NET ASSET VALUE, END OF PERIOD                       $14.63
 Total return(2)                                      19.85%
 Net assets, end of period (in
   thousands)                                         $2,341
 Average net assets for the period
   (in thousands)                                        $14
 Ratio of gross expenses to average
   net assets(3)(4)                                    3.05%(5)
 Ratio of net expenses to average
   net assets(3)(6)                                    1.99%
 Ratio of net investment income
   (loss) to average net assets(3)                  (11.56)%
 Portfolio turnover ratio(3)                             45%
------------------------------------------------------------


(1) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The ratio was 5.06% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.

 158 Janus Adviser Series

WORLDWIDE FUND - CLASS R
-----------------------------------------------------------
                                            Year or
                                          Period ended
                                            July 31
                                       2006         2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                           $24.88
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.10
 Net gain/(loss) on securities
   (both realized and unrealized)                     2.54
 Total from investment operations                     2.64
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                          (0.10)
 Distributions (from capital gains)                     --
 Total distributions                                (0.10)
 NET ASSET VALUE, END OF PERIOD                     $27.42
 Total return(2)                                    10.62%
 Net assets, end of period (in
   thousands)                                          $11
 Average net assets for the period
   (in thousands)                                      $11
 Ratio of gross expenses to average
   net assets(3)(4)                                  1.39%(5)
 Ratio of net expenses to average
   net assets(3)(6)                                  1.38%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                                         0.45%
 Portfolio turnover rate(3)                            33%
-----------------------------------------------------------


(1) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The ratio was 1.39% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  159

INTERNATIONAL GROWTH FUND - CLASS R
-----------------------------------------------------------
                                            Year or
                                          Period ended
                                            July 31
                                       2006         2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                           $24.80
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.11
 Net gain/(loss) on securities
   (both realized and unrealized)                     6.48
 Total from investment operations                     6.59
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                          (0.16)
 Distributions (from capital gains)                     --
 Total distributions                                (0.16)
 NET ASSET VALUE, END OF PERIOD                     $31.23
 Total return(2)                                    26.67%
 Net assets, end of period (in
   thousands)                                          $12
 Average net assets for the period
   (in thousands)                                      $11
 Ratio of gross expenses to average
   net assets(3)(4)                                  1.48%(5)
 Ratio of net expenses to average
   net assets(3)(6)                                  1.48%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                                         0.48%
 Portfolio turnover rate(3)                            50%
-----------------------------------------------------------


(1) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The ratio was 1.50% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.



 160 Janus Adviser Series

FLEXIBLE BOND FUND - CLASS R
-----------------------------------------------------------
                                            Year or
                                          Period ended
                                            July 31
                                       2006         2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                           $12.53
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.33
 Net gain/(loss) on securities
   (both realized and unrealized)                   (0.19)
 Total from investment operations                     0.14
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                          (0.39)
 Distributions (from capital gains)                 (0.16)
 Payment from affiliate                                 --(2)
 Total distributions and other                      (0.55)
 NET ASSET VALUE, END OF PERIOD                     $12.12
 Total return(3)                                     1.47%(4)
 Net assets, end of period (in
   thousands)                                          $10
 Average net assets for the period
   (in thousands)                                      $10
 Ratio of gross expenses to average
   net assets(5)(6)                                  1.30%(7)
 Ratio of net expenses to average
   net assets(5)(8)                                  1.29%
 Ratio of net investment
   income/(loss) to average net
   assets(5)                                         3.42%
 Portfolio turnover rate(5)                           186%(9)
-----------------------------------------------------------





(1) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.


(2) Payment from affiliate aggregated less than $.01 on a per share basis for the period end.


(3) Total return not annualized for periods of less than one year.


(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(5) Annualized for periods of less than one full year.


(6) The expense ratio reflects expenses prior to any expense offset arrangements.


(7) The ratio was 1.49% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(8) The expense ratio reflects expenses after any expense offset arrangements.


(9) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 195%.


                                                       Financial highlights  161

HIGH-YIELD FUND - CLASS R
-------------------------------------------------
                                       Year ended
                                        July 31,
                                          2006
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(1)
 Ratio of net expenses to average
   net assets(2)
 Ratio of net investment
   income/(loss) to average net
   assets
 Portfolio turnover rate
-------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The expense ratio reflects expenses after any expense offset arrangements.


 162 Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS

--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

                                               Glossary of investment terms  163

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

 164 Janus Adviser Series

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-

                                               Glossary of investment terms  165
   annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

 166 Janus Adviser Series

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES


   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.


   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.


   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest

                                               Glossary of investment terms  167
   rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve

 168 Janus Adviser Series
   selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                               Glossary of investment terms  169

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

   The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analysis and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
    AA.......................... High quality; very strong capacity to pay principal and interest.
    A........................... Strong capacity to pay principal and interest;
                                 somewhat more susceptible to the adverse effects
                                 of changing circumstances and economic
                                 conditions.
    BBB-........................ Adequate capacity to pay principal and interest;
                                 normally exhibit adequate protection parameters,
                                 but adverse economic conditions or changing
                                 circumstances more likely to lead to a weakened
                                 capacity to pay principal and interest than for
                                 higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                                 principal payments. BB - lowest degree of
                                 speculation; C - the highest degree of
                                 speculation. Quality and protective
                                 characteristics outweighed by large
                                 uncertainties or major risk exposure to adverse
                                 conditions.
    D........................... In default.

 170 Janus Adviser Series

FITCH, INC.

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
    AA.......................... High quality; very strong capacity to pay principal and interest.
    A........................... Strong capacity to pay principal and interest;
                                 somewhat more susceptible to the adverse effects
                                 of changing circumstances and economic
                                 conditions.
    BBB-........................ Adequate capacity to pay principal and interest;
                                 normally exhibit adequate protection parameters,
                                 but adverse economic conditions or changing
                                 circumstances more likely to lead to a weakened
                                 capacity to pay principal and interest than for
                                 higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                                 principal payments. BB - lowest degree of
                                 speculation; C - the highest degree of
                                 speculation. Quality and protective
                                 characteristics outweighed by large
                                 uncertainties or major risk exposure to adverse
                                 conditions.
    D........................... In default.

                                           Explanation of rating categories  171

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper to medium-grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.

    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest rated; extremely poor prospects of ever attaining investment standing.


   Unrated securities will be treated as non-investment grade securities unless the investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
   (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.


 172 Janus Adviser Series

SECURITIES HOLDINGS BY RATING CATEGORY


   During the fiscal period ended July 31, 2006, the percentage of securities holdings for the following Fund by rating category based upon a weighted monthly average was: [TO BE UPDATED BY AMENDMENT]



    FLEXIBLE BOND FUND
    --------------------------------------------------------------------

     BONDS-S&P RATING:
     AAA                                                               %
     AA                                                                %
     A                                                                 %
     BBB                                                               %
     BB                                                                %
     B                                                                 %
     CCC                                                               %
     CC                                                                %
     C                                                                 %
     Not Rated                                                         %
     Preferred Stock                                                   %
     Cash and Options                                                  %
     TOTAL                                                             %
    --------------------------------------------------------------------



    HIGH-YIELD FUND
    --------------------------------------------------------------------

     BONDS-S&P RATING:
     AAA                                                               %
     AA                                                                %
     A                                                                 %
     BBB                                                               %
     BB                                                                %
     B                                                                 %
     CCC                                                               %
     CC                                                                %
     C                                                                 %
     Not Rated                                                         %
     Preferred Stock                                                   %
     Cash and Options                                                  %
     TOTAL                                                             %
    --------------------------------------------------------------------



   No other Fund described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal period ended July 31, 2006.


                                           Explanation of rating categories  173

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                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-800-525-0020. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

                  The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
                  Information on the operation of the Public
                  Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                              www.janus.com

                              151 Detroit Street
                              Denver, CO 80206-4805
                              1-800-525-0020

            The Trust's Investment Company Act File No. is 811-9885.

                         November 28, 2006


                         GROWTH & CORE
                          Janus Adviser Large Cap Growth Fund
                          Janus Adviser Forty Fund


                          Janus Adviser Orion Fund


                          Janus Adviser Mid Cap Growth Fund
                          Janus Adviser Small-Mid Growth Fund
                          Janus Adviser Growth and Income Fund

                          Janus Adviser Fundamental Equity Fund


                           (Formerly named Janus Adviser Core Equity Fund)

                          Janus Adviser Contrarian Fund
                          Janus Adviser Balanced Fund

                         RISK-MANAGED

                          Janus Adviser INTECH Risk-Managed Growth Fund


                           (Formerly named Janus Adviser Risk-Managed Growth
                           Fund)


                          Janus Adviser INTECH Risk-Managed Core Fund


                           (Formerly named Janus Adviser Risk-Managed Core Fund)


                          Janus Adviser INTECH Risk-Managed Value Fund


                           (Formerly named Janus Adviser Risk-Managed Value
                           Fund)


                         VALUE
                          Janus Adviser Mid Cap Value Fund
                          Janus Adviser Small Company Value Fund

                         INTERNATIONAL & GLOBAL
                          Janus Adviser Worldwide Fund

                          Janus Adviser International Equity Fund

                          Janus Adviser International Growth Fund




                         ALTERNATIVE


                          Janus Adviser Long/Short Fund


                         BOND
                          Janus Adviser Flexible Bond Fund
                          Janus Adviser High-Yield Fund



                         MONEY MARKET
                          Janus Adviser Money Market Fund

                              JANUS ADVISER SERIES
                                 CLASS S SHARES


                                   Prospectus


     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)


                        This Prospectus describes twenty-one portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust") with a variety of investment objectives, including growth of capital, capital appreciation, current income, and a combination of growth and income. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund, and Janus Adviser INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds") are subadvised by Enhanced Investment Technologies, LLC ("INTECH"). Janus Adviser Mid Cap Value Fund is subadvised by Perkins, Wolf, McDonnell and Company, LLC ("Perkins").



                        Each Fund in this Prospectus, except Janus Adviser Money Market Fund, currently offers five classes of shares. Janus Adviser Money Market Fund currently offers three classes of shares. Class S Shares (the "Shares"), the initial class of shares of the Trust, are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.


                        You may be able to obtain a prospectus pertaining only to a specific Fund in which you are interested. Please contact your financial intermediary regarding the availability of such a prospectus.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Equity Funds
          Janus Adviser Large Cap Growth Fund...................    2
          Janus Adviser Forty Fund..............................    6
          Janus Adviser Orion Fund..............................   10
          Janus Adviser Mid Cap Growth Fund.....................   12
          Janus Adviser Small-Mid Growth Fund...................   17
          Janus Adviser Growth and Income Fund..................   19
          Janus Adviser Fundamental Equity Fund.................   24
          Janus Adviser Contrarian Fund.........................   28
          Janus Adviser Balanced Fund...........................   30
          Janus Adviser INTECH Risk-Managed Growth Fund.........   34
          Janus Adviser INTECH Risk-Managed Core Fund...........   38
          Janus Adviser INTECH Risk-Managed Value Fund..........   41
          Janus Adviser Mid Cap Value Fund......................   43
          Janus Adviser Small Company Value Fund................   47
          Janus Adviser Worldwide Fund..........................   52
          Janus Adviser International Equity Fund...............   56
          Janus Adviser International Growth Fund...............   58
          Janus Adviser Long/Short Fund.........................   63
       Bond Funds
          Janus Adviser Flexible Bond Fund......................   67
          Janus Adviser High-Yield Fund.........................   72
       Money Market Fund
          Janus Adviser Money Market Fund.......................   74
    FEES AND EXPENSES...........................................   77
    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Funds other than Money Market Fund.......................   82
       Frequently asked questions about principal investment
       strategies...............................................   82
       Risks common to all Non-Money Market Funds...............   89
       Frequently asked questions about certain risks of
       Non-Money Market Funds...................................   90
       General portfolio policies of the Funds other than Money
       Market Fund..............................................   96
       Money Market Fund........................................  101
    MANAGEMENT OF THE FUNDS
       Investment adviser.......................................  104
       Management expenses......................................  106
       Subadvisers..............................................  110
       Investment personnel.....................................  111
    OTHER INFORMATION...........................................  130
    DISTRIBUTIONS AND TAXES.....................................  134
    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................  138
       Distribution and service fees............................  140
       Purchases................................................  141
       Exchanges................................................  142
       Redemptions..............................................  142
       Redemption fee...........................................  143
       Excessive trading........................................  144
       Shareholder communications...............................  149
    FINANCIAL HIGHLIGHTS........................................  150
    GLOSSARY OF INVESTMENT TERMS................................  171
    EXPLANATION OF RATING CATEGORIES............................  178


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS ADVISER LARGE CAP GROWTH FUND

   Large Cap Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   LARGE CAP GROWTH FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000(R) Index at the time of purchase. The market capitalizations within the index will vary, but as of September 30, 2006, they ranged from
   approximately $          to $          . [TO BE UPDATED BY AMENDMENT]



   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


 2 Janus Adviser Series

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                          Risk/return summary  3

   LARGE CAP GROWTH FUND - CLASS S



    Annual returns for periods ended 12/31
            17.64%  21.74%  34.99%  44.12%  (13.10)%  (23.23)%  (26.49)%  30.18%  4.49%
             1996    1997    1998    1999     2000      2001      2002     2003   2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was     %.



                                                        Average annual total return for periods ended 12/31/05
                                                        ------------------------------------------------------
                                                                                             Since Inception
                                                                                           of Predecessor Fund
                                                             1 year   5 years   10 years        (9/13/93)
                Class S Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)
                Russell 1000(R) Growth Index(2)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                S&P 500(R) Index(3)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                             ------------------------------------------



   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


 4 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

JANUS ADVISER FORTY FUND

   Forty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   FORTY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

 6 Janus Adviser Series

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                          Risk/return summary  7

   FORTY FUND - CLASS S



      Annual returns for periods ended 12/31
                                57.37%  66.16%  (16.34)%  (21.83)%  (15.85)%  18.92%  17.64%
                                 1998    1999     2000      2001      2002     2003    2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was      .



                                                   Average annual total return for periods ended 12/31/05
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                   1 year   5 years        (5/1/97)
                Class S Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale of
                    Fund Shares(1)
                Russell 1000(R) Growth Index(2)
                  (reflects no deduction for expenses, fees, or
                    taxes)
                S&P 500(R) Index(3)
                  (reflects no deduction for expenses, fees, or
                    taxes)
                                                                   ------------------------------------



   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


 8 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  9

JANUS ADVISER ORION FUND

   Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   ORION FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of September
   30, 2006, the Fund held stocks of [          ] companies. Of these holdings,
   [          ] comprised approximately [          ] of the Fund's holdings.
   Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of

 10 Janus Adviser Series
   how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.


   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2006, approximately
     % of the Fund's investments were in emerging markets. [TO BE UPDATED BY AMENDMENT]




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and semiannual reports. The performance of the Fund is compared to the Russell 3000(R) Growth Index, which is the Fund's benchmark index. The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices.


                                                         Risk/return summary  11

JANUS ADVISER MID CAP GROWTH FUND

   Mid Cap Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   MID CAP GROWTH FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of September
   30, 2006, they ranged from approximately $       to $       . [TO BE UPDATED
   BY AMENDMENT]



   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


 12 Janus Adviser Series

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual

                                                         Risk/return summary  13
   returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


 14 Janus Adviser Series

   MID CAP GROWTH FUND - CLASS S



    Annual returns for periods ended 12/31
           7.19%  11.91%  33.58%  124.34%  (32.99)%  (39.02)%  (27.72)%  34.41%  20.41%
           1996    1997    1998    1999      2000      2001      2002     2003    2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was      .



                                                        Average annual total return for periods ended 12/31/05
                                                        ------------------------------------------------------
                                                                                             Since Inception
                                                                                           of Predecessor Fund
                                                            1 year   5 years    10 years        (9/13/93)
                Class S Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)
                Russell Midcap(R) Growth Index(2)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                S&P MidCap 400 Index(3)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                            -------------------------------------------




   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.
   (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.

                                                         Risk/return summary  15

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 16 Janus Adviser Series

JANUS ADVISER SMALL-MID GROWTH FUND

   Small-Mid Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   SMALL-MID GROWTH FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.



   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio,

                                                         Risk/return summary  17
   including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund invests its equity assets in securities issued by small- and medium-sized companies. Due to inherent risks such as limited product lines and/or operating history, competitive threats, limited financial resources, and the potential lack of management depth, small- and medium-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings could have a significant impact or negative effect on the Fund's returns.


   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2006, approximately
     % of the Fund's investments were in emerging markets. [TO BE UPDATED BY AMENDMENT]




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and semiannual reports. The performance of the Fund is compared to the Russell 2500(TM) Growth Index, which is the Fund's benchmark index. The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.


 18 Janus Adviser Series

JANUS ADVISER GROWTH AND INCOME FUND

   Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   GROWTH AND INCOME FUND seeks long-term capital growth and current income.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part or all of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. All or part of the Fund's income component may consist of structured securities such as equity-linked structured notes. Because of this investment strategy, the Fund is not designed for investors who need consistent income.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio,

                                                         Risk/return summary  19
   including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The income component of the Fund's holdings may include fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due. Equity-linked structured notes may be more volatile and less liquid than other types of fixed-income securities. Such securities have no guaranteed return of principal and may exhibit price behavior that does not correlate with other fixed-income securities.



   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

 20 Janus Adviser Series

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  21

   GROWTH AND INCOME FUND - CLASS S



      Annual returns for periods ended 12/31
                                      73.20%  (15.40)%  (12.82)%  (19.45)%  23.94%  11.45%
                                       1999     2000      2001      2002     2003    2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was      .



                                                   Average annual total return for periods ended 12/31/05
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                 1 year    5 years         (5/1/98)
                Class S Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale
                    of Fund Shares(1)
                S&P 500(R) Index(2)
                  (reflects no deduction for expenses, fees, or
                    taxes)
                Russell 1000(R) Growth Index(3)
                  (reflects no deduction for expenses, fees, or
                    taxes)
                                                                 --------------------------------------




   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


 22 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  23

JANUS ADVISER FUNDAMENTAL EQUITY FUND



   Fundamental Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.


INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------

   FUNDAMENTAL EQUITY FUND seeks long-term growth of capital.



   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities selected for their growth potential. Eligible equity securities in which the Fund may invest include:


   - domestic and foreign common stocks;
   - preferred stocks;
   - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and
   - other securities with equity characteristics.

   The Fund may invest in companies of any size.


   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


 24 Janus Adviser Series

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  25

   FUNDAMENTAL EQUITY FUND(1) - CLASS S



      Annual returns for periods ended 12/31
                                 45.55%  40.94%  (8.31)%  (13.03)%  (17.86)%  23.62%  13.62%
                                  1998    1999    2000      2001      2002     2003    2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was      .



                                                   Average annual total return for periods ended 12/31/05
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                   1 year   5 years        (5/1/97)
                Class S Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale of
                    Fund Shares(2)
                S&P 500(R) Index(3)
                  (reflects no deduction for expenses, fees, or
                    taxes)
                Russell 1000(R) Growth Index(4)
                  (reflects no deduction for expenses, fees, or
                    taxes)
                                                                   ------------------------------------



   (1) Formerly named Core Equity Fund.


   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


   (4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


 26 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  27

JANUS ADVISER CONTRARIAN FUND

   Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   CONTRARIAN FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio

 28 Janus Adviser Series
   manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.


   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2006, approximately
     % of the Fund's investments were in emerging markets. [TO BE UPDATED BY AMENDMENT]




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and semiannual reports. The performance of the Fund is compared to the S&P 500(R) Index, which is the Fund's benchmark index. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


                                                         Risk/return summary  29

JANUS ADVISER BALANCED FUND

   Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities.


   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the

 30 Janus Adviser Series

   Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The income component of the Fund's holdings includes fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.



   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country. To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  31

   BALANCED FUND - CLASS S



    Annual returns for periods ended 12/31
               15.39%  20.99%  33.59%  26.13%  (2.17)%  (4.84)%  (6.57)%  14.01%  8.42%
                1996    1997    1998    1999    2000     2001     2002     2003   2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was      .



                                                        Average annual total return for periods ended 12/31/05
                                                        ------------------------------------------------------
                                                                                             Since Inception
                                                                                           of Predecessor Fund
                                                             1 year   5 years   10 years        (9/13/93)
                Class S Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)
                S&P 500(R) Index(2)
                  (reflects no deduction for expenses, fees,
                    or taxes)
                Lehman Brothers Government/Credit Index(3)
                  (reflects no deduction for expenses, fees,
                    or taxes)
                Balanced Index(4)
                  (reflects no deductions for expenses,
                    fees, or taxes)
                                                             ------------------------------------------




   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

   (4) The Balanced Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Government/Credit Index (45%).


 32 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  33

JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND


   Risk-Managed Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   RISK-MANAGED GROWTH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.



   The Fund pursues its objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and continually rebalancing the portfolio to maintain "efficient" weightings, INTECH's mathematical investment process seeks to create a portfolio that produces returns in excess of its benchmark with an equal or lesser amount of risk.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

 34 Janus Adviser Series

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class S Shares of the Fund commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  35

   RISK-MANAGED GROWTH FUND - CLASS S



      Annual returns for periods ended 12/31
                                                                    12.34%
                                                                     2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was     .



                                               Average annual total return for periods ended 12/31/05
                                               ------------------------------------------------------
                                                                                      Since Inception
                                                                             1 year      (1/2/03)
                Class S Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)
                Russell 1000(R) Growth Index(2)
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             ----------------------



   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

 36 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period January 2, 2003 to December 31, 2005.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  37

JANUS ADVISER INTECH RISK-MANAGED CORE FUND


   Risk-Managed Core Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   RISK-MANAGED CORE FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.



   The Fund pursues its objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and continually rebalancing the portfolio to maintain "efficient" weightings, INTECH's mathematical investment process seeks to create a portfolio that produces returns in excess of its benchmark with an equal or lesser amount of risk.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

 38 Janus Adviser Series

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class S Shares of the Fund commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  39

   RISK-MANAGED CORE FUND - CLASS S



      Annual returns for periods ended 12/31
                                                                    17.78%
                                                                     2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was     .



                                               Average annual total return for periods ended 12/31/05
                                               ------------------------------------------------------
                                                                                      Since Inception
                                                                             1 year      (1/2/03)
                Class S Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)
                S&P 500(R) Index(2)
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             ----------------------





   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.



   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period January 2, 2003 to December 31, 2005.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 40 Janus Adviser Series

JANUS ADVISER INTECH RISK-MANAGED VALUE FUND


   Risk-Managed Value Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   RISK-MANAGED VALUE FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.



   The Fund pursues its objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and continually rebalancing the portfolio to maintain "efficient" weightings, INTECH's mathematical investment process seeks to create a portfolio that produces returns in excess of its benchmark with an equal or lesser amount of risk.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market

                                                         Risk/return summary  41
   as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   Since the Fund did not commence operations until December 30, 2005, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the Russell 1000(R) Value Index, which is the Fund's benchmark index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

 42 Janus Adviser Series

JANUS ADVISER MID CAP VALUE FUND

   Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   MID CAP VALUE FUND seeks capital appreciation.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary,
   but as of September 30, 2006, they ranged from approximately $       to
   $       . [TO BE UPDATED BY AMENDMENT]



   For the Fund's 80% investment policy, assets are measured at the time of purchase.


   The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

   - a low price relative to their assets, earnings, cash flow, or business franchise
   - products and services that give them a competitive advantage
   - quality balance sheets and strong management

                                                         Risk/return summary  43

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class S Shares of the Fund commenced operations on December 31, 2002. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.


 44 Janus Adviser Series

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  45

   MID CAP VALUE FUND - CLASS S



      Annual returns for periods ended 12/31
                                                              35.61%  17.94%
                                                               2003    2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was     .



                                               Average annual total return for periods ended 12/31/05
                                               ------------------------------------------------------
                                                                                      Since Inception
                                                                             1 year     (12/31/02)
                Class S Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)
                Russell Midcap(R) Value Index(2)
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             ----------------------




   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.


   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period December 31, 2002 to December 31, 2005.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 46 Janus Adviser Series

JANUS ADVISER SMALL COMPANY VALUE FUND

   Small Company Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   SMALL COMPANY VALUE FUND seeks capital appreciation.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund's portfolio manager. The Fund invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of September 30, 2006,
   they ranged from approximately $       to $       . [TO BE UPDATED BY
   AMENDMENT]



   For the Fund's 80% investment policy, assets are measured at the time of purchase.


   The Fund uses fundamental analysis and proprietary valuation models to select a holding of stocks for the Fund. The Fund's portfolio manager generally looks for companies:

   - that have reasonably solid fundamentals
   - whose stocks are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flows, or franchise values


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


                                                         Risk/return summary  47

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on April 21, 2003, after the reorganization of all of the assets of Berger Small Cap Value Fund II into the Fund. The performance information provided for periods prior to April 21, 2003 is for Berger Small Cap Value Fund II - Investor Shares, the predecessor to Janus Adviser Small Company Value Fund. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

 48 Janus Adviser Series

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  49

   SMALL COMPANY VALUE FUND - CLASS S



      Annual returns for periods ended 12/31
                                                              43.20%  17.23%
                                                               2003    2004   2005

      Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was     .



                                                   Average annual total return for periods ended 12/31/05
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                             1 year        (3/28/02)
                Class S Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)
                Russell 2000(R) Value Index(2)
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             --------------------------




   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

 50 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period April 21, 2003 to December 31, 2005 and for Berger Small Cap Value Fund II - Investor Shares for the periods prior to April 21, 2003. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  51

JANUS ADVISER WORLDWIDE FUND

   Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio

 52 Janus Adviser Series
   decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2006, approximately
     % of the Fund's investments were in emerging markets. [TO BE UPDATED BY AMENDMENT]




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  53

   WORLDWIDE FUND - CLASS S



    Annual returns for periods ended 12/31
            28.15%  20.96%  28.25%  63.66%  (14.65)%  (21.07)%  (26.00)%  22.83%  4.73%
             1996    1997    1998    1999     2000      2001      2002     2003   2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was      .



                                                            Average annual total return for periods ended 12/31/05
                                                           ---------------------------------------------------------
                                                                                                  Since Inception
                                                                                                of Predecessor Fund
                                                            1 year     5 years     10 years          (9/13/93)
                Class S Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)
                Morgan Stanley Capital International World
                  Index(SM)(2)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                           --------------------------------------------




   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region.

 54 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  55

JANUS ADVISER INTERNATIONAL EQUITY FUND



   International Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.


INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------

   INTERNATIONAL EQUITY FUND seeks long-term growth of capital.



   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The Fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The Fund may, under unusual circumstances, invest all of its assets in a single country. The Fund may invest in emerging markets, but will normally limit such investments to 15% of its net assets. Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities.



   The Fund's 80% investment policy and 15% emerging markets limit are based on net assets plus the amount of borrowings at the time of purchase.



   The investment team applies a "bottom up" approach in choosing investments. In other words, the Fund's investment team looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the investment team is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Members of the investment team are sector specialists. While each member individually selects investments for a portion of the Fund's portfolio based on his sector expertise, investments selected through team decision normally comprise the majority of the portfolio. The largest investment weightings are based on team consensus. The decision to sell a security follows a similar consensus process. The investment team normally seeks to limit any sector exposure and country exposure to plus or minus 10% of the Fund's primary benchmark's


 56 Janus Adviser Series
   respective weighting, currently the Morgan Stanley Capital International EAFE(R) Index.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   Since the Fund did not commence operations until November 28, 2006, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the Morgan Stanley Capital International EAFE(R) Index, which is the Fund's benchmark index. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.


                                                         Risk/return summary  57

JANUS ADVISER INTERNATIONAL GROWTH FUND

   International Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   INTERNATIONAL GROWTH FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets.



   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


 58 Janus Adviser Series

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund normally has significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2006, approximately
     % of the Fund's investments were in emerging markets. [TO BE UPDATED BY AMENDMENT]




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual

                                                         Risk/return summary  59
   returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


 60 Janus Adviser Series

   INTERNATIONAL GROWTH FUND - CLASS S



    Annual returns for periods ended 12/31
           32.76%  16.15%  16.86%  81.32%  (13.04)%  (22.78)%  (25.62)%  34.78%  19.85%
            1996    1997    1998    1999     2000      2001      2002     2003    2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was      .



                                                     Average annual total return for periods ended 12/31/05
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                          1 year   5 years   10 years        (5/2/94)
                Class S Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)
                Morgan Stanley Capital International
                  EAFE(R) Index(2)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                Morgan Stanley Capital International All
                  Country World ex-U.S. Index(SM)(3)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                Morgan Stanley Capital International
                  EAFE(R) Growth Index(4)                                                          (5)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                          ---------------------------------------------



   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (2) The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.


   (3) Effective June 30, 2006, International Growth Fund changed its secondary benchmark from the MSCI EAFE()(R) Growth Index to the MSCI All Country World ex-U.S. Index(SM). The new secondary benchmark provides a more appropriate representation of the Fund's investments. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world,


                                                         Risk/return summary  61
       excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States.


   (4) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities.


   (5) The average annual total return was calculated based on historical information from April 30, 1994 to December 31, 2005 for the MSCI EAFE(R) Growth Index.



   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 62 Janus Adviser Series

JANUS ADVISER LONG/SHORT FUND

   Long/Short Fund (the "Fund") is designed for long-term investors who seek a risk-adjusted investment option which has a lower correlation to the overall equity market.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   Under normal circumstances, the Fund generally pursues its objective by taking both long and short positions in domestic and foreign equity securities. The Fund's investment team believes that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle, and may offer reduced risk. In choosing both long and short positions, the investment team utilizes fundamental research. In other words, the Fund's investment team looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies.

   The allocation between long and short positions is a result of the investment process. The Fund does not intend to be market neutral and anticipates that it normally will hold a higher percentage of its assets in long positions than short positions (i.e., the Fund will be "net long"). To manage its net exposure between long and short positions, the Fund may take long and short positions in instruments that provide exposure to the equity markets, including exchange-traded funds, options, futures, and other index-based instruments.

   The Fund buys long securities that the investment team believes will go up in price and sells short securities the investment team believes will go down in price. The Fund's investment team emphasizes long positions in companies with attractive price/free cash flows, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The investment team typically seeks attractively valued companies that are improving their free cash flows and returns on invested capital, which also may include special situations companies that are experiencing management changes and/or are currently out of favor. The Fund's investment team

                                                         Risk/return summary  63
   emphasizes short positions in structurally disadvantaged companies operating in challenged industries with high valuations. The investment team will target short positions in companies with unsustainable cash generation, poor capital structure, returns below their cost of capital, and share prices that reflect unrealistic expectations of the company's future opportunities. The investment team may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the investment team believes it has in a long position in the portfolio.


   A short position is one where the Fund has sold at the current market price a security that it does not own in anticipation of a decline in the market value of the security. To complete a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements, until the short position is closed out.



   Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits the Fund's leveraging of its investments and the related risk of losses from leveraging. The Fund also is


 64 Janus Adviser Series
   required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.


   The Fund may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings that are considered "senior securities" (generally borrowings other than for temporary or emergency purposes). This allows the Fund to borrow from banks up to one-third of its total assets (including the amount borrowed). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. The Fund's short sales and related margin requirements may reduce the ability of the Fund to borrow money.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

   The value of the Fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the Fund's investment team is incorrect about its assessment of a company's intrinsic worth. The value of the Fund's long portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. Conversely, the value of the Fund's short positions may decrease if an individual company or multiple companies in the portfolio increases in value or if the stock market goes up, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team's ability to accurately

                                                         Risk/return summary  65
   anticipate the future value of a security. The Fund's losses are potentially unlimited in a short sale transaction.

   The Fund's use of short sales in effect leverages the Fund's portfolio. The Fund also may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes. The Fund's use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



PERFORMANCE INFORMATION



   Since the Fund did not commence operations until August 1, 2006, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the S&P 500(R) Index and the London Interbank Offered Rate ("LIBOR"). The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates available.


 66 Janus Adviser Series

JANUS ADVISER FLEXIBLE BOND FUND


   Flexible Bond Fund (the "Fund") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by primarily investing, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/ high-risk bonds to 35% or less of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.



   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.




                                                         Risk/return summary  67

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities, which may include investments in emerging markets.


MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

 68 Janus Adviser Series

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  69

   FLEXIBLE BOND FUND - CLASS S



    Annual returns for periods ended 12/31
                         8.62%  10.77%  8.58%  0.90%  6.10%  7.20%  9.70%  6.01%  3.68%
                         1996    1997   1998   1999   2000   2001   2002   2003   2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was     .



                                                          Average annual total return for periods ended 12/31/05
                                                          ------------------------------------------------------
                                                                                               Since Inception
                                                                                             of Predecessor Fund
                                                               1 year   5 years   10 years        (9/13/93)
                Class S Shares
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale
                    of Fund Shares(1)
                Lehman Brothers Aggregate Bond Index(2)
                  (reflects no deduction for expenses, fees,
                    or taxes)
                                                               ----------------------------------------





   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (2) The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.


 70 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  71

JANUS ADVISER HIGH-YIELD FUND

   High-Yield Fund (the "Fund") is designed for long-term investors who primarily seek current income.


INVESTMENT OBJECTIVES


--------------------------------------------------------------------------------
   HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.


   The Fund's Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objectives.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objectives by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio manager believes offer attractive risk/return characteristics. The Fund may at times invest all of its assets in such securities.



   For the Fund's 80% investment policy, assets are measured at the time of purchase.



   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities, which may include investments in emerging markets.


 72 Janus Adviser Series

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Fund may invest without limit in higher-yielding/higher-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.


   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and semiannual reports. The performance of the Fund is compared to the Lehman Brothers High-Yield Bond Index, which is the Fund's benchmark index. The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.


                                                         Risk/return summary  73

JANUS ADVISER MONEY MARKET FUND

   Money Market Fund (the "Fund") is designed for investors who seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   Money Market Fund pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

   The Fund will:

   - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital


   - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)


   - maintain a dollar-weighted average portfolio maturity of 90 days or less

MAIN INVESTMENT RISKS

   The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Fund's yield may be eroded by inflation. Although Money Market Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market Fund seeks to preserve the value

 74 Janus Adviser Series
   of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in Money Market Fund by showing how the Fund's performance has varied over time.

   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. All figures assume reinvestment of dividends and distributions. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  75

   MONEY MARKET FUND(1) - CLASS S



    Annual returns for periods ended 12/31
                          4.24%  4.02%  4.85%  4.45%  5.75%  3.33%  1.09%  0.44%  0.69%
                          1996   1997   1998   1999   2000   2001   2002   2003   2004   2005

    Best Quarter:                  Worst Quarter:



   The Fund's year-to-date return as of the calendar quarter ended September 30,
   2006 was         .



                                         Average annual total return for periods ended 12/13/05
                                         ------------------------------------------------------
                                                                              Since Inception
                                                                            of Predecessor Fund
                                          1 year     5 years    10 years         (5/1/97)
    Class S Shares(1)
                                         -------------------------------------------------



   (1) Return is before taxes.



   The seven-day yield for the Fund's Class S Shares on December 31, 2005 was
        %.


   The Fund's past performance does not necessarily indicate how it will perform in the future.

 76 Janus Adviser Series

FEES AND EXPENSES


   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class S Shares of the Funds. Expense information shown for International Equity Fund and Long/Short Fund reflect estimated annualized expenses the Funds expect to incur during their initial fiscal year. For all other Funds, the fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2006. The fees and expenses for Orion Fund, Small-Mid Growth Fund, Contrarian Fund, Small Company Value Fund, and High-Yield Fund have been restated to reflect the effect of reductions to each Fund's respective contractual waiver that were effective July 1, 2006. All expenses are shown without the effect of expense offset arrangements. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."



   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class S Shares do not include sales charges when you buy or sell the Funds' Class S Shares. However, if you sell Class S Shares of Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Worldwide Fund, International Equity Fund, International Growth Fund, Long/Short Fund, or High-Yield Fund that you have held for three months or less, you may pay a redemption fee.



   ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  77

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                              Class S
Sales Charges...............................................  None
Redemption fee on shares of Risk-Managed Growth Fund,
  Risk-Managed Core Fund, Risk-Managed Value Fund, Worldwide
  Fund, International Equity Fund, International Growth
  Fund, Long/Short Fund, and High-Yield Fund held for three
  months or less (as a % of amount redeemed)................  2.00%(2)(3)
Exchange fee................................................  None(3)



--------------------------------------------------------------------------------

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                                         Total Annual               Net Annual
                                                           Distribution                      Fund                      Fund
                                              Management     (12b-1)         Other        Operating     Expense     Operating
                                                Fee(4)       Fees(5)      Expenses(6)    Expenses(7)    Waivers    Expenses(7)
  GROWTH & CORE
   Large Cap Growth Fund -
     Class S                                    0.64%         0.25%
   Forty Fund -
     Class S                                    0.64%         0.25%
   Orion Fund -
     Class S                                    0.64%         0.25%
   Mid Cap Growth Fund -
     Class S                                    0.64%         0.25%
   Small-Mid Growth Fund -
     Class S                                    0.64%         0.25%
   Growth and Income Fund -
     Class S                                    0.62%         0.25%
   Fundamental Equity Fund(8) -
     Class S                                    0.60%         0.25%
   Contrarian Fund(9) -
     Class S                                    0.64%         0.25%
   Balanced Fund -
     Class S                                    0.55%         0.25%
  RISK-MANAGED
   Risk-Managed Growth Fund -
     Class S                                    0.50%         0.25%
   Risk-Managed Core Fund(9) -
     Class S                                    0.50%         0.25%
   Risk-Managed Value Fund -
     Class S                                    0.50%         0.25%              %          %(10)            %        %(10)
  VALUE
   Mid Cap Value Fund(9) -
     Class S                                    0.64%         0.25%
   Small Company Value Fund -
     Class S                                    0.74%         0.25%
  INTERNATIONAL & GLOBAL
   Worldwide Fund(9)* -
     Class S                                    0.60%         0.25%
   International Equity Fund(9) -
     Class S                                        %             %              %(11)          %            %            %
   International Growth Fund -
     Class S                                    0.64%         0.25%
  ALTERNATIVE
   Long/Short Fund -
     Class S                                        %             %       %(11)(12)         %(10)            %        %(10)
  BOND
   Flexible Bond Fund -
     Class S                                    0.50%         0.25%
   High-Yield Fund -
     Class S                                    0.65%         0.25%


 78 Janus Adviser Series

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                                         Total Annual               Net Annual
                                                           Distribution                      Fund                      Fund
                                              Management     (12b-1)         Other        Operating     Expense     Operating
                                                Fee(4)       Fees(5)      Expenses(6)    Expenses(7)    Waivers    Expenses(7)
  MONEY MARKET
   Money Market Fund(13) -
     Class S                                    0.25%         0.25%





  (1) Your financial intermediary may charge you a separate or additional fee for purchases and sales of shares.
  (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.

  (3) An exchange of Class S Shares of Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Worldwide Fund, International Growth Fund, International Equity Fund, Long/Short Fund, or High-Yield Fund held for three months or less may be subject to the Funds' 2.00% redemption fee.


  (4) The "Management Fee" is the investment advisory fee paid by each Fund to Janus Capital.


  (5) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.


  (6) Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class S Shares to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement or pension plan participants or other underlying investors through institutional channels.


  (7) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses, with the exception of Money Market Fund, (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until December 1, 2007. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.




  (8) Formerly named Core Equity Fund.




  (9) Effective January 1, 2006 for Risk-Managed Core Fund, and effective February 1, 2006 for Contrarian Fund, Mid Cap Value Fund, and Worldwide Fund, each Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. In addition, International Equity Fund has a performance-based investment advisory fee with a fee rate that is subject to an upward or downward adjustment effective December 1, 2007, based upon the Fund's performance relative to its benchmark index. Details discussing performance fees are included in the "Management Expenses" section of this Prospectus with further description in the Statement of Additional Information. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may effect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital. Unless terminated, revised, or extended, each Fund's expense limit agreement will be in effect until December 1, 2007, with the exception of the agreement for International Equity Fund, which will be in effect until December 1, 2008.


 (10) For a period of three years subsequent to the Fund's commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.


 (11) Since the Fund had not commenced operations as of July 31, 2006, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.


 (12) In addition, upon completion of the Fund's first fiscal period, Other Expenses will include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.


                                                         Risk/return summary  79

 (13) Janus Capital has agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.36%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.


  * The fund's investment advisory agreement with Janus Capital provides for the payment by the Fund of a base fee at the annual rate of 0.60% of the average daily net assets of the Fund ("Base Fee"), subject to a performance fee adjustment commencing February 1, 2007. The performance fee adjustment is based on the total return performance of the Fund's load-waived Class A Shares ("Fund Performance") as compared to the performance of the Fund's benchmark, the MSCI World Index(SM) ("Benchmark Performance"). Additionally, for the period from July 1, 2006 through January 31, 2007 ("Waiver Period"). Janus Capital has contractually agreed to waive its right to receive a portion of the Base Fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver will apply for any calendar month in the Waiver Period if Fund Performance for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the Base Fee, is less than Benchmark Performance for that period.


 80 Janus Adviser Series

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of each period. The examples also assume that your investment has a 5% return each year, and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                      1 Year    3 Years   5 Years   10 Years
                                                      ---------------------------------------
  GROWTH & CORE
    Large Cap Growth Fund - Class S
    Forty Fund - Class S
    Orion Fund - Class S
    Mid Cap Growth Fund - Class S
    Small-Mid Growth Fund - Class S
    Growth and Income Fund - Class S
    Fundamental Equity Fund(1) - Class S
    Contrarian Fund* - Class S
    Balanced Fund - Class S
  RISK-MANAGED
    Risk-Managed Growth Fund - Class S
    Risk-Managed Core Fund* - Class S
    Risk-Managed Value Fund - Class S
  VALUE
    Mid Cap Value Fund* - Class S
    Small Company Value Fund - Class S
  INTERNATIONAL & GLOBAL
    Worldwide Fund* - Class S
    International Equity Fund* - Class S
    International Growth Fund - Class S
  ALTERNATIVE
    Long/Short Fund - Class S
  BOND
    Flexible Bond Fund - Class S
    High-Yield Fund - Class S
  MONEY MARKET
    Money Market Fund - Class S



   * The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.


 (1) Formerly named Core Equity Fund.




                                                         Risk/return summary  81

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUNDS OTHER THAN MONEY MARKET FUND

   This section takes a closer look at the Funds' principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Funds' principal investment strategies.


1. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS MANAGED BY JANUS, INCLUDING LONG POSITIONS FOR LONG/SHORT FUND?



   Unless its investment objective or policies prescribe otherwise, each of the Funds, with the exception of Flexible Bond Fund and High-Yield Fund, may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. With respect to long positions, the Long/Short Fund invests in equity securities, primarily common stocks, that the investment personnel believe will appreciate in value. The investment personnel of the Funds generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Funds may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.

   Growth and Income Fund and Balanced Fund may each emphasize varying degrees of income. In the case of Growth and Income Fund and Balanced Fund, the investment personnel may consider dividend-paying characteristics to a greater degree in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their objectives.


 82 Janus Adviser Series

   Contrarian Fund and Long/Short Fund emphasize investments in companies with attractive prices compared to their free cash flow. The investment personnel will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.



   Small Company Value Fund's investment personnel use fundamental analysis and proprietary valuation models to select a core holding of stocks for the Fund. The Fund's investment personnel generally look for companies with reasonably solid fundamentals that are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow, or franchise value. To a certain degree, Small Company Value Fund invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery.


2. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR MID CAP VALUE FUND?


   Mid Cap Value Fund's investment personnel focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The investment personnel of Mid Cap Value Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.



3. HOW DOES LONG/SHORT FUND SELECT SHORT POSITIONS?


   The investment personnel generally select short positions by utilizing fundamental research. The investment personnel focus on structurally disadvantaged companies operating in challenged industries with high valuations. The investment personnel sell short securities of companies that have unsustainable cash generation, poor capital structure, returns below their cost of capital, or share prices that reflect unrealistic expectations of the company's future opportunities. The investment personnel may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the investment personnel believe they have in a long position in the portfolio.


4. ARE THE SAME CRITERIA USED BY JANUS AND PERKINS TO SELECT FOREIGN SECURITIES?


   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such

                                   Principal investment strategies and risks  83
   as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.


5. HOW ARE COMMON STOCKS SELECTED BY INTECH FOR THE RISK-MANAGED FUNDS?



   INTECH applies a mathematical investment process to construct an investment portfolio for each Risk-Managed Fund. INTECH developed the formulas underlying this mathematical investment process.



   The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of each Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical investment process involves:


   - selecting stocks primarily from stocks within a Fund's benchmark;

   - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and

   - monitoring the total risk and volatility of a Fund's holdings with respect to its benchmark index.


   INTECH seeks to outperform each Fund's benchmark index through its mathematical investment process. INTECH seeks to identify stocks for each Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.


   The Funds may use exchange-traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


6. ARE THE SAME CRITERIA USED BY INTECH TO SELECT FOREIGN SECURITIES?



   Generally, yes. To the extent that foreign securities may be included in a Fund's benchmark index, INTECH's mathematical investment process may select foreign securities from within the applicable benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Funds may invest.


 84 Janus Adviser Series

7. WHAT DOES "MARKET CAPITALIZATION" MEAN?


   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Mid Cap Value Fund, and Small Company Value Fund. The other Funds offered by this Prospectus do not emphasize investments in companies of any particular size.


8. HOW DO THE INVESTMENT PERSONNEL OF CONTRARIAN FUND, MID CAP VALUE FUND, SMALL COMPANY VALUE FUND, AND LONG/SHORT FUND DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?


   A company may be undervalued when, in the opinion of the investment personnel, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The investment personnel believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.


   Conversely, with respect to Long/Short Fund, shares of a company may be overvalued when, in the opinion of the investment personnel, they are selling for a price that is above their intrinsic worth. A company may be overvalued due to market or economic conditions, unrealistic expectations of the company's future opportunities, unsustainable cash generation, or other factors.



9. WHAT DOES "NET LONG" MEAN WITH RESPECT TO LONG/SHORT FUND?



   Long/Short Fund is "net long" when the Fund's assets committed to long positions exceed those committed to short positions.



10. WHAT IS "LEVERAGE"?



   Leverage is when a Fund increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, Long/Short Fund's short sales effectively leverage the Fund's assets. The use of leverage may make any change in the Fund's NAV even greater and thus result in increased volatility of returns. The Fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower the Fund's overall returns.


                                   Principal investment strategies and risks  85

11. WHAT IS A "SPECIAL SITUATION"?


   Certain Funds may invest in special situations or turnarounds. A special situation arises when the investment personnel believe that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


12. HOW DO GROWTH AND INCOME FUND AND BALANCED FUND DIFFER FROM EACH OTHER?



   Growth and Income Fund will normally invest at least 25% of its net assets in securities the investment personnel believe have income potential. Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. As a result, Balanced Fund is expected to be less volatile than Growth and Income Fund. Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Fund.



13. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?



   Growth and Income Fund and Balanced Fund shift assets to varying degrees between the growth and income components of their portfolio holdings based on the investment personnel's analyses of relevant market, financial, and economic conditions. If the investment personnel believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component. Growth and Income Fund's growth component will normally be up to 75% of its net assets. Balanced Fund's growth component will normally be 50-60% of its net assets. In addition, the Funds' income component may consist of dividend-paying stocks which exhibit growth characteristics.


 86 Janus Adviser Series

14. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?


   The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential.


15. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?



   Growth and Income Fund's income component will consist largely of equities and other securities that the investment personnel believe have income potential. Such securities may include equity securities, convertible securities, equity derivatives, and all types of debt securities.



   Equity securities may be included in the income component of a Fund if they currently pay dividends or the investment personnel believe they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Growth and Income Fund's income component may also exhibit growth characteristics. Growth and Income Fund's income component may consist of structured securities such as equity-linked structured notes. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. Equity-linked structured notes are further described in the "Glossary of Investment Terms." The income component of Balanced Fund's holdings will consist primarily of fixed-income securities.



16. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY GROWTH AND INCOME FUND, BALANCED FUND, FLEXIBLE BOND FUND, OR HIGH-YIELD FUND INVESTMENT?



   Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. The income component of Growth and Income Fund's and Balanced Fund's holdings may include fixed-income securities.


                                   Principal investment strategies and risks  87

17. HOW DO FLEXIBLE BOND FUND AND HIGH-YIELD FUND MANAGE INTEREST RATE RISK?



   The investment personnel may vary the average-weighted effective maturity of the portfolios to reflect their analysis of interest rate trends and other factors. The Funds' average-weighted effective maturity will tend to be shorter when the investment personnel expect interest rates to rise and longer when the investment personnel expect interest rates to fall. The Funds may also use futures, options, and other derivatives to manage interest rate risk.



18. WHAT IS MEANT BY FLEXIBLE BOND FUND'S AND HIGH-YIELD FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?


   The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds in a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.


19. WHAT IS MEANT BY FLEXIBLE BOND FUND'S AND HIGH-YIELD FUND'S "DURATION"?


   A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.


20. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?


   A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.


21. WHAT ARE U.S. GOVERNMENT SECURITIES?


   Certain Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to

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   borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS COMMON TO ALL NON-MONEY MARKET FUNDS


   Because the Funds, with the exception of Flexible Bond Fund and High-Yield Fund, may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. Because Long/Short Fund takes both long and short positions, the main risk is the risk that the value of the securities held long might decrease and the value of securities sold short might increase in response to the activities of an individual company or in response to general market and/or economic conditions.


   A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

   Because Flexible Bond Fund and High-Yield Fund invest substantially all of their assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Funds' performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.


   Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management, and potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa). Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks.


   Janus Capital is the adviser to the Funds and the Janus Smart Portfolios, a series of "funds of funds," which may invest in certain Funds. Because Janus Capital is

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   the adviser to the Janus Smart Portfolios and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such Funds. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause a Fund's expenses to increase due to a resulting smaller asset base. In addition, the Janus Smart Portfolios' portfolio manager has regular and continuous access to the holdings of the Funds, as well as knowledge of investment strategies and techniques of the Funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios.

   The officers and Trustees of the Trust also serve as officers and Trustees of the Janus Smart Portfolios. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Smart Portfolios and the Funds.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS OF NON-MONEY MARKET FUNDS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because

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   Small Company Value Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.


2. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF FORTY FUND, ORION FUND, CONTRARIAN FUND, AND LONG/SHORT FUND AFFECT THE FUNDS' RISK PROFILE?



   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a nondiversified fund more flexibility to focus its investments in the most attractive companies identified by the investment personnel. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund. Since Forty Fund normally invests primarily in a core portfolio of 20-40 common stocks, this risk may be increased.


3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?


   If the investment personnel's perception of a company's worth is not realized in the time frame they expect, the overall performance of Contrarian Fund, Mid Cap Value Fund, Small Company Value Fund, and Long/Short Fund may suffer. In general, the investment personnel believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.



4. WHAT ARE THE RISKS ASSOCIATED WITH LONG POSITIONS IN EQUITY SECURITIES?


   The Funds will take long positions in equity investments consistent with each Fund's investment objective and strategies. A long position in equities is subject to the risk that a particular stock, an underlying fund, an industry, or stocks in general may fall in value. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions, and market liquidity.


5. WHAT ARE THE RISKS ASSOCIATED WITH SHORT SALES?



   The Funds, particularly Long/Short Fund, may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request that the borrowed securities be returned to it on short


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   notice, and a Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a Fund will have to cover its short sale at an unfavorable price. If that happens, a Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale. Due to local restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited. Although Janus Capital has extensive experience managing mutual funds and institutional accounts, it has not previously managed a long/short strategy. Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach to a long/short strategy.



6. WHAT ARE THE RISKS ASSOCIATED WITH BORROWING?



   Because the Funds, particularly Long/Short Fund, may borrow money from banks for investment purposes, commonly referred to as "leveraging," a Funds' exposure to fluctuations in the prices of these securities is increased in relation to the Fund's capital. A Fund's borrowing activities will exaggerate any increase or decrease in the NAV of the Fund. In addition, the interest which a Fund must pay on borrowed money together with any additional fees to maintain a line of credit or any minimum average balances, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of a Fund compared with what it would have been without borrowing.



7. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?


   Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.


8. HOW IS CREDIT QUALITY MEASURED?


   Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit

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   risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.


9. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


   Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market

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     securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


10. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?



   Within the parameters of their specific investment policies, the Funds, particularly Worldwide Fund and International Growth Fund, may invest an unlimited amount of their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM). International Equity Fund will normally limit its investments in emerging market countries to 15% of its net assets.


   To the extent that a Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Funds' shareholder reports and in the Funds' Form N-Q, which are filed with the SEC.

   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.


11. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?


   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse

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   developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Because High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

   Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.


12. HOW DO THE FUNDS TRY TO REDUCE RISK?



   The Funds may use futures, options, swap agreements (including, but not limited to, credit default swaps with respect to Flexible Bond Fund and High-Yield Fund and short sales with respect to Long/Short Fund), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.


   The Risk-Managed Funds' subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

   The Risk-Managed Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and may invest in exchange-traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds.

                                   Principal investment strategies and risks  95

13. WHAT IS "INDUSTRY RISK"?


   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES OF THE FUNDS OTHER THAN MONEY MARKET FUND

   Unless otherwise stated, each of the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION

   The Risk-Managed Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Risk-Managed Funds may use exchange-traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds.



   Except as described above for the Risk-Managed Funds, the Funds may not always stay fully invested in stocks or bonds. For example, when the investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.


   In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in

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   certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS

   Unless otherwise stated within its specific investment policies, each Fund, with the exception of Flexible Bond Fund and High-Yield Fund, may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objectives. These securities and strategies may include:


   - debt securities

   - indexed/structured securities


   - high-yield/high-risk bonds (20% or less of Large Cap Growth Fund's, Mid Cap Growth Fund's, Small-Mid Growth Fund's, Fundamental Equity Fund's, Contrarian Fund's, Mid Cap Value Fund's, Small Company Value Fund's, and International Equity Fund's assets and 35% or less of each of the other Fund's assets, with the exception of the Risk-Managed Funds, which do not intend to invest in high-yield/high-risk bonds)



   - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps for Long/Short Fund only, with values not to exceed 10% of the net assets of the Fund), participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs



   - short sales "against the box" and "naked" short sales (no more than 8% of a Fund's assets, with the exception of Long/Short Fund, may be invested in naked short sales), with the exception of the Risk-Managed Funds, which do not intend to invest in short sales


   - securities purchased on a when-issued, delayed delivery, or forward commitment basis


   - bank loans, which may be acquired through loan participations and assignments (for Balanced Fund and Long/Short Fund only; no more than 20%


                                   Principal investment strategies and risks  97
     of Balanced Fund's total assets and no more than 5% of Long/Short Fund's total assets)



   Unless otherwise stated within their specific investment policies, Flexible Bond Fund and High-Yield Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objectives. These securities and strategies may include:



   - equity securities




   - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls (without limit)

   - zero coupon, pay-in-kind, and step coupon securities (without limit)


   - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps with values not to exceed 10% of the net assets of a
     Fund), participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - securities purchased on a when-issued, delayed delivery, or forward commitment basis


   - bank loans, which may be acquired through loan participations and assignments (no more than 20% of a Fund's total assets)


   ILLIQUID INVESTMENTS
   Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit. The Risk-Managed Funds do not intend to invest in illiquid investments.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly

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   traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies. The Risk-Managed Funds' investments in foreign securities are limited to the extent those securities are included in their respective benchmark indices.


   SPECIAL SITUATIONS
   Certain Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Funds may seek to earn additional income through securities lending. Certain Funds may lend their portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes
                                   Principal investment strategies and risks  99
   in the size of a Fund, the nature of a Fund's investments, and the investment style of the investment personnel. Changes are made in a Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


   The Risk-Managed Funds generally intend to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's mathematical investment process, the Funds may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Funds, and the nature of the Funds' investments. Portfolio turnover rates are not a factor in making buy and sell decisions.



   The rebalancing techniques used by the Risk-Managed Funds may result in a higher portfolio turnover compared to a "buy and hold" fund strategy. INTECH periodically rebalances the stocks in the portfolios to their target weighting versus each Fund's benchmark index, as determined by INTECH's mathematical investment process.



   Due to the nature of the securities in which Flexible Bond Fund and High-Yield Fund invest, these Funds may have relatively high portfolio turnover compared to other Funds.


   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

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MONEY MARKET FUND

   This section takes a closer look at Money Market Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.


   Money Market Fund is subject to certain specific SEC rule requirements. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended).


PRINCIPAL INVESTMENT STRATEGIES AND RISKS

TYPES OF INVESTMENTS

   Money Market Fund invests primarily in:

   - high quality debt obligations

   - obligations of financial institutions

   The Fund may also invest (to a lesser degree) in:


   - U.S. Government securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)


   - municipal securities

   - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment

   DEBT OBLIGATIONS

   The Fund may invest in U.S. dollar-denominated debt obligations. Debt obligations include:

   - commercial paper

   - notes and bonds

   - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party, or solely by the unsecured promise of the issuer to make payments when due)

   - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

                                  Principal investment strategies and risks  101

   OBLIGATIONS OF FINANCIAL INSTITUTIONS

   Examples of obligations of financial institutions include:

   - negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

   - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.)

   - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

   Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

INVESTMENT TECHNIQUES

   The following is a description of other investment techniques that Money Market Fund may use:

   PARTICIPATION INTERESTS
   A participation interest gives Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

   DEMAND FEATURES
   Demand features give Money Market Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality, and provide a source of liquidity.

   Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of Money Market Fund's investments may be dependent in part on the credit quality of the banks supporting Money Market Fund's investments. This will result in exposure to risks pertaining to the banking industry, including the

 102 Janus Adviser Series
   foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

   VARIABLE AND FLOATING RATE SECURITIES
   Money Market Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

   MORTGAGE- AND ASSET-BACKED SECURITIES
   Money Market Fund may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entities. The Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases, or credit card receivables.

   Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.


   SECURITIES LENDING

   The Fund may seek to earn additional income through securities lending. Certain funds may lend their portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   REPURCHASE AGREEMENTS
   Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

   If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

                                  Principal investment strategies and risks  103

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments for all the Funds except Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, and Mid Cap Value Fund. INTECH is responsible for the day-to-day management of the investment portfolios of Risk-Managed Growth Fund, Risk-Managed Core Fund, and Risk-Managed Value Fund. Perkins is responsible for the day-to-day management of the investment portfolio of Mid Cap Value Fund. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of all the Funds.


   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for Class A and Class C Shares of the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. These payments currently range up to 25 basis points on sales and up to 20 basis points on assets and are subject to change. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the potential size of an institutional relationship, expected gross and/or net sales generated by the relationship, and the anticipated profitability of sales through the institutional relationship. These requirements may from time to time change. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

 104 Janus Adviser Series

   For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell Shares of the Funds.

                                                    Management of the Funds  105

MANAGEMENT EXPENSES


   Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that the Funds must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing the Risk-Managed Funds. Mid Cap Value Fund pays Perkins a subadvisory fee directly for managing the Fund.



   Each Fund incurs expenses not assumed by Janus Capital, including any administrative services fee, distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee schedule (expressed as an annual rate) for each Fund, as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (net of fee waivers) based on each Fund's average net assets. Under the advisory agreement with Janus Capital and the subadvisory agreement with Perkins, Mid Cap Value Fund paid Janus Capital and Perkins management fees. The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees (as applicable) paid by a Fund. [TO BE UPDATED BY AMENDMENT]



                                                                               Actual Investment
                                                           Contractual         Advisory Fee (%)
                                     Average Daily         Investment        (for the Fiscal Year
                                      Net Assets       Advisory Fee (%)(1)      Ended July 31,
Fund                                    of Fund           (annual rate)              2006)
--------------------------------------------------------------------------------------------------
   GROWTH & CORE
      Large Cap Growth Fund        All Asset Levels           0.64
      Forty Fund                   All Asset Levels           0.64
      Orion Fund                   All Asset Levels           0.64
      Mid Cap Growth Fund          All Asset Levels           0.64
      Small-Mid Growth Fund        All Asset Levels           0.64
      Growth and Income Fund       All Asset Levels           0.62
      Fundamental Equity Fund(2)   All Asset Levels           0.60
      Contrarian Fund(3)           All Asset Levels           0.64
      Balanced Fund                All Asset Levels           0.55
   RISK-MANAGED
      Risk-Managed Growth Fund     All Asset Levels           0.50
      Risk-Managed Core Fund(3)    All Asset Levels           0.50
      Risk-Managed Value Fund      All Asset Levels           0.50
   VALUE
      Mid Cap Value Fund(3)        All Asset Levels           0.64
      Small Company Value Fund     All Asset Levels           0.74
   INTERNATIONAL & GLOBAL
      Worldwide Fund(3)            All Asset Levels           0.60
      International Equity
        Fund(3)                    All Asset Levels           0.68                    N/A(7)
      International Growth Fund    All Asset Levels           0.64
   ALTERNATIVE
      Long/Short Fund              All Asset Levels           1.25                    N/A(7)


 106 Janus Adviser Series

                                                                               Actual Investment
                                                           Contractual         Advisory Fee (%)
                                     Average Daily         Investment        (for the Fiscal Year
                                      Net Assets       Advisory Fee (%)(1)      Ended July 31,
Fund                                    of Fund           (annual rate)              2006)
--------------------------------------------------------------------------------------------------
   BOND
                                   First $300
      Flexible Bond Fund           Million                    0.50
                                   Over $300 Million          0.40
                                   First $300
      High-Yield Fund              Million                    0.65
                                   Over $300 Million          0.55
   MONEY MARKET
      Money Market Fund(4)         All Asset Levels           0.25
--------------------------------------------------------------------------------------------------



(1) Janus Capital has agreed to limit each Fund's total operating expenses, with the exception of Money Market Fund, (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to certain levels until December 1, 2007. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waivers are not reflected in the fee rates shown.


(2) Formerly named Core Equity Fund.


(3) Effective January 1, 2006 for Risk-Managed Core Fund, effective February 1, 2006 for Contrarian Fund, Mid Cap Value Fund, and Worldwide Fund, and effective December 1, 2006 for International Equity Fund, each Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing this performance fee are included below with further description in the Statement of Additional Information.


(4) Janus Capital has agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.36%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.


(5) For the fiscal year ended July 31, 2006, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The Fund's fee waiver exceeded the investment advisory fee.


(6) Since the Fund did not commence operations as of July 31, 2006, no Actual Investment Advisory Fee information is available.



   A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements (as applicable) is included in the Funds' semiannual and annual reports to shareholders.


                                                    Management of the Funds  107

   For Risk-Managed Core Fund, Contrarian Fund, Mid Cap Value Fund, Worldwide Fund, and International Equity Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment (described in further detail below). The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well Risk-Managed Core Fund has performed relative to the S&P 500(R) Index or Contrarian Fund has performed relative to the S&P 500(R) Index or Mid Cap Value Fund has performed relative to the Russell Midcap(R) Value Index or Worldwide Fund has performed relative to the MSCI World Index(SM) or International Equity Fund performs relative to the MSCI EAFE(R) Index. Only the base fee rate will apply until January 2007 for Risk-Managed Core Fund, until February 2007 for Contrarian Fund, Mid Cap Value Fund, and Worldwide Fund, and until December 2007 for International Equity Fund, at which time the performance adjustment is applied.



   Investment Advisory Fee = Base Fee +/- Performance Adjustment



   The investment advisory fee paid to Janus Capital by each of Risk-Managed Core Fund, Contrarian Fund, Mid Cap Value Fund, Worldwide Fund, and International Equity Fund consists of two components: (1) a base fee calculated by applying the current specified fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, the Performance Adjustment will apply beginning January 2007 for Risk-Managed Core Fund, February 2007 for Contrarian Fund, Mid Cap Value Fund, and Worldwide Fund, and December 2007 for International Equity Fund.



   No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The benchmark index for Risk-Managed Core Fund is the S&P 500(R) Index, for Contrarian Fund is the S&P 500(R) Index, for Mid Cap Value Fund is the Russell Midcap(R) Value Index, for Worldwide Fund is the MSCI World Index(SM), and for International Equity Fund is the MSCI EAFE(R) Index. Because the Performance Adjustment is tied to a Fund's relative


 108 Janus Adviser Series
   performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.



   The investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.



   The Funds' Statement of Additional Information contains additional information about performance-based fees.




                                                    Management of the Funds  109

SUBADVISERS


   ENHANCED INVESTMENT TECHNOLOGIES, LLC serves as subadviser to Risk-Managed Growth Fund, Risk-Managed Core Fund, and Risk-Managed Value Fund. INTECH, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Risk-Managed Funds. Janus Capital indirectly owns approximately 82.5% of the outstanding voting shares of INTECH.



   PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to Mid Cap Value Fund, and has served in such capacity since the Fund's inception. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.


 110 Janus Adviser Series

INVESTMENT PERSONNEL

   Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS PORTFOLIO MANAGERS


JONATHAN D. COLEMAN, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Mid Cap Growth Fund, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.



DAVID J. CORKINS

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Large Cap Growth Fund, which he has managed since February 2006. Mr. Corkins was Portfolio Manager of Janus Adviser Growth and Income Fund from August 2000 to December 2003. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master's degree in Business Administration from Columbia University.



DAVID C. DECKER, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Contrarian Fund, which he has managed since its inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.


                                                    Management of the Funds  111

JAKOB V. HOLM, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Small Company Value Fund, which he has managed or co-managed since its inception. Mr. Holm is also Portfolio Manager of other Janus accounts. He joined Janus Capital in July 2005. Prior to joining Janus Capital, Mr. Holm co-managed the Fund (2002-2005) and worked as a research analyst, analyzing equity and fixed-income securities (2000-2005) at Bay Isle Financial LLC. He holds a Bachelor of Arts degree in Economics from Augustana College and a Master of International Management degree from Thunderbird, The Garvin School of International Management. Mr. Holm holds the Chartered Financial Analyst designation.



BRENT A. LYNN, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser International Growth Fund, which he has managed or co-managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.



CHAD MEADE

--------------------------------------------------------------------------------

     is Co-Portfolio Manager of Janus Adviser Small-Mid Growth Fund, which he has co-managed since July 2006. Mr. Meade also performs duties as a research analyst. Mr. Meade joined Janus Capital in August 2001 as an equity research analyst. Prior to joining Janus Capital, Mr. Meade worked as a financial analyst for Goldman Sachs' global investment research team. He holds a Bachelor's degree (summa cum laude) in Finance from Virginia Tech. Mr. Meade and Brian A. Schaub are jointly responsible for the day-to-day management of the Fund's portfolio. Neither Mr. Meade nor Mr. Schaub has any limitations on his role.


 112 Janus Adviser Series

MARC PINTO, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. Mr. Pinto and Gibson Smith are jointly responsible for the day-to-day management of Janus Adviser Balanced Fund. Mr. Pinto focuses on the equity portion of the Fund. He holds the Chartered Financial Analyst designation.





RON SACHS, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Orion Fund, which he has managed since inception. Mr. Sachs was Portfolio Manager of Janus Adviser Small-Mid Growth Fund from August 2005 to June 2006. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Mr. Sachs holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.



BRIAN A. SCHAUB, CFA

--------------------------------------------------------------------------------

     is Co-Portfolio Manager of Janus Adviser Small-Mid Growth Fund, which he has co-managed since July 2006. Mr. Schaub also performs duties as a research analyst. Mr. Schaub joined Janus Capital in June 2000 as an equity research analyst. He holds a Bachelor's degree (cum laude) in Economics from Williams College. Mr. Schaub and Chad Meade are jointly responsible for the day-to-day management of the Fund's portfolio. Neither Mr. Schaub nor Mr. Meade has any limitations on his role. Mr. Schaub holds the Chartered Financial Analyst designation.


SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Forty Fund, which he has managed since its inception. Mr. Schoelzel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994. Mr. Schoelzel holds a Bachelor of Arts degree in Business from Colorado College.


                                                    Management of the Funds  113

GIBSON SMITH
--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund and Portfolio Manager of Janus Adviser High-Yield Fund, which he has co-managed since May 2005 and managed since inception, respectively. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado. Mr. Smith and Marc Pinto are jointly responsible for the day-to-day management of Janus Adviser Balanced Fund. Mr. Smith focuses on the fixed-income portion of the Fund.



MINYOUNG SOHN, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Growth and Income Fund and Janus Adviser Fundamental Equity Fund, which he has managed since January 2004 and May 2005, respectively. Mr. Sohn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1998 as a research analyst. Mr. Sohn holds a Bachelor of Arts degree (cum laude) in Government and Economics from Dartmouth College. Mr. Sohn holds the Chartered Financial Analyst designation.



RONALD V. SPEAKER, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Flexible Bond Fund, which he has managed since its inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker holds the Chartered Financial Analyst designation.



J. ERIC THORDERSON, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Money Market Fund, which he has managed since January 2001. Mr. Thorderson is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson holds the Chartered Financial Analyst designation.


 114 Janus Adviser Series

JASON P. YEE, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Adviser Worldwide Fund, which he has managed since July 2004. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992, working as a research analyst until April 1996. He re-joined Janus in April 2000 as a research analyst. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee holds the Chartered Financial Analyst designation.


                                                    Management of the Funds  115

JANUS INVESTMENT TEAMS



INTERNATIONAL EQUITY INVESTMENT TEAM

--------------------------------------------------------------------------------

     A team of investment professionals, consisting of Doug Kirkpatrick, Julian Pick, and Laurent Saltiel, works together to select investments for the Fund. Members of the investment team are sector specialists and each member is individually responsible for a portion of the Fund's portfolio based on their sector expertise. The majority of the Fund's portfolio, however, is determined through consensus or approval of a majority of the investment team. Each member of the team is jointly responsible for the day-to-day management of the Fund.



     Doug Kirkpatrick, CFA, joined Janus Capital in 2001 as an equity research analyst. He is responsible for equity security analysis concentrating primarily on the industrials, information technology, utilities, consumer discretionary, and consumer staples sectors. Prior to joining Janus Capital, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP. He holds Bachelor's degrees in Mechanical Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston, and a Master of Business Administration degree from the University of California at Berkeley. Mr. Kirkpatrick holds the Chartered Financial Analyst designation. Julian Pick, CFA, joined Janus Capital in 1995, working as a research analyst until 2001. He re-joined Janus Capital in 2003. Mr. Pick is responsible for equity security analysis concentrating primarily on the financials and healthcare sectors. Prior to returning to Janus Capital in May 2003, he worked for Deutsche Asset Management in London, managing international and global stock portfolios for institutional clients. He holds a Bachelor's degree with distinction in Economics from George Mason University. Mr. Pick holds the Chartered Financial Analyst designation. Laurent Saltiel joined Janus Capital in 2002 as an equity research analyst. He is responsible for equity security analysis concentrating primarily on the energy, materials, telecommunication services, consumer discretionary, and consumer staples sectors. Prior to joining Janus Capital, he worked as an equity analyst at RS Investments in San Francisco researching medical devices and semiconductor capital equipment companies. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


 116 Janus Adviser Series

LONG/SHORT INVESTMENT TEAM
--------------------------------------------------------------------------------
     A team of investment professionals, consisting of David C. Decker, Dan Kozlowski, and Dan Riff, selects investments for the Fund. Each member of the team is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Decker, as team leader, has discretion over a larger percentage of fund assets and exercises final decision-making on the overall portfolio as necessary.


     David C. Decker, CFA, is Executive Vice President and is Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation. Dan Kozlowski, CFA, is an international equity research analyst, concentrating on the financial, retail, and media sectors on a global basis. He joined Janus Capital in 1999. He holds a Bachelor's degree (cum laude) in Business Administration from the University of Miami, a Master of Business Administration degree with concentrations in Finance and Accounting from the University of Chicago, and has studied at Sophia University's School of Comparative Culture in Tokyo, Japan. Mr. Kozlowski holds the Chartered Financial Analyst designation. Dan Riff is an equity research analyst covering healthcare, consumer staples, and industrial firms. Prior to joining Janus Capital in 2003, Mr. Riff was a strategy consultant focused on growth and innovation, working in Boston, London, and Johannesburg with consumer products, financial services, and healthcare firms. Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College, and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.


                                                    Management of the Funds  117

INTECH INVESTMENT TEAM



     No one person of the investment team is primarily responsible for implementing the investment strategies of the Risk-Managed Funds. A team of investment professionals consisting of Dr. Robert Fernholz, David E. Hurley, Dr. Cary Maguire, and Joseph Runnels works together to implement the mathematical investment process.



     E. Robert Fernholz is Chief Investment Officer ("CIO") of INTECH. Dr. Fernholz joined INTECH in June of 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process. He has 25 years of investment experience. David E. Hurley, CFA, is Executive Vice President and Chief Operating Officer of INTECH. Mr. Hurley joined INTECH in January 1988. He received his B.S. in Engineering from the United States Military Academy. Mr. Hurley is responsible for daily oversight of all aspects of the investment process from a portfolio management perspective. Mr. Hurley has oversight, supervisory, and support responsibility for the day-to-day implementation of the portfolio management and trading process. Mr. Hurley holds the Chartered Financial Analyst designation. Cary Maguire is Senior Investment Officer of INTECH. Dr. Maguire joined INTECH in November 1991. He received his Ph.D. in Physics from Princeton University. He holds an M.B.A. from Southern Methodist University. Dr. Maguire is a Phi Beta Kappa graduate of Stanford with degrees in Chemistry and Music. Dr. Maguire implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements to the CIO. Joseph W. Runnels, CFA, is Vice President of Portfolio Management at INTECH. Mr. Runnels joined INTECH in June 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.


 118 Janus Adviser Series

PERKINS PORTFOLIO MANAGERS


JEFFREY R. KAUTZ, CFA

--------------------------------------------------------------------------------

     is Co-Manager of Janus Adviser Mid Cap Value Fund, which he has managed since its inception. He is also Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. Previously, he was Portfolio Manager for Berger Mid Cap Value Fund. Mr. Kautz holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Kautz holds the Chartered Financial Analyst designation.




THOMAS M. PERKINS
--------------------------------------------------------------------------------

     has been the lead Co-Manager of Janus Adviser Mid Cap Value Fund since its inception. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was Portfolio Manager for Berger Mid Cap Value Fund. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University. Mr. Perkins is jointly and primarily responsible for the day-to-day management of the Fund, and as lead Co-Manager, exercises final decision-making authority over the Fund as necessary.


   Information about the compensation structure, other accounts managed, and the range of ownership of securities for certain of the Funds' investment personnel is included in the SAI.

                                                    Management of the Funds  119

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY JANUS


   [TO BE UPDATED BY AMENDMENT]


   JANUS ADVISER ORION FUND COMPARABLE ACCOUNTS

   PERFORMANCE OF CONCENTRATED ALL CAP GROWTH COMPOSITE
   The following chart shows the historical performance of the Concentrated All Cap Growth Composite. The accounts in the Composite are managed by Ron Sachs and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Orion Fund. The Russell 3000(R) Growth Index is the benchmark index for the Fund and the Composite. In addition, the S&P 500(R) Index is a secondary benchmark for the Composite.


   As of September 30, 2006, the Concentrated All Cap Growth Composite consisted
   of      advisory accounts,      of which are mutual fund portfolios. As of
   this date, the total assets of the Concentrated All Cap Growth Composite were
   approximately $          . Janus Adviser Orion Fund is included in the
   Concentrated All Cap Growth Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Janus Adviser Orion Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.



                                        Average annual total return for periods ended 09/30/06
                                        ------------------------------------------------------
                                                       1 year    5 years    Since Inception(1)
    Concentrated All Cap Growth Composite
    Russell 3000(R) Growth Index(2)
    S&P 500(R) Index(3)
                                                       ------------------------------------


   (1) The inception date of the Composite was July 1, 2000. Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 120 Janus Adviser Series

   JANUS ADVISER CONTRARIAN FUND COMPARABLE ACCOUNTS

   PERFORMANCE OF JANUS CONTRARIAN COMPOSITE
   The following chart shows the historical performance of the Janus Contrarian Composite. The accounts in the Composite are managed by David Decker and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Contrarian Fund. The S&P 500(R) Index is the benchmark index for the Fund and the Composite.


   As of September 30, 2006, the Janus Contrarian Composite consisted of
   advisory accounts, including      mutual fund portfolios. As of this date,
   the total assets of the Janus Contrarian Composite were approximately
   $          . Janus Adviser Contrarian Fund is included in the Janus
   Contrarian Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Janus Adviser Contrarian Fund's fees and expenses are generally expected to be higher than those reflected in the Composite. In addition, except for the mutual fund accounts in the Composite, the fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Contrarian Fund. Therefore, if the Composite was subject to the fees and expenses payable by the Fund, then the performance of the Composite for the periods shown would be lower.



   Except for the mutual fund accounts, the accounts in the Composite were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.



                                        Average annual total return for periods ended 09/30/06
                                        ------------------------------------------------------
                                                       1 year    5 years    Since Inception(1)
    Janus Contrarian Composite
    S&P 500(R) Index(2)
                                                       ------------------------------------


   (1) The inception date of the Composite was March 1, 2000. Total returns and expenses are not annualized for the first year of operations.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

                                                    Management of the Funds  121

   JANUS ADVISER INTERNATIONAL EQUITY FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF JANUS INTERNATIONAL EQUITY COMPOSITE


   The following chart shows the historical performance of the Janus International Equity Composite. The accounts in the Composite are managed by Doug Kirkpatrick, Julian Pick, and Laurent Saltiel and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser International Equity Fund. The Morgan Stanley Capital International EAFE(R) Index is the benchmark index for the Fund and the Composite. In addition, the Morgan Stanley Capital International EAFE(R) Growth Index is a secondary benchmark for the Composite.



   As of September 30, 2006, the Janus International Equity Composite consisted
   of      advisory accounts,      of which are mutual fund portfolios. As of
   this date, the total assets of the Janus International Equity Composite were
   approximately $          . Janus Adviser International Equity Fund will be
   included in the Janus International Equity Composite as of December 1, 2006. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the investment team, as well as the former portfolio managers, and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund. [TO BE UPDATED BY AMENDMENT]



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Janus Adviser International Equity Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.



                                  Average annual total return for periods ended 09/30/06
                                  ------------------------------------------------------
                                                                  1 year    Inception(1)
    Janus International Equity Composite(2)
    Morgan Stanley Capital International EAFE(R) Index(3)
    Morgan Stanley Capital International EAFE(R) Growth Index(4)
                                                                  --------------------



   (1) Effective June   , 2004, the Janus International Equity Composite adopted
       guidelines that are substantially similar to those of Janus Adviser International Equity Fund. Prior to this time, the Composite was managed under different guidelines.


   (2) Doug Kirkpatrick, Julian Pick and Laurent Saltiel have managed the Composite since March 2006.


   (3) The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.


   (4) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities.


 122 Janus Adviser Series

   JANUS ADVISER HIGH-YIELD FUND COMPARABLE ACCOUNTS

   PERFORMANCE OF JANUS HIGH-YIELD COMPOSITE
   The following chart shows the historical performance of the Janus High-Yield Composite. The accounts in the Composite are managed by Gibson Smith and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser High-Yield Fund. The Lehman Brothers High-Yield Bond Index is the benchmark index for the Fund and the Composite.


   As of September 30, 2006, the Janus High-Yield Composite consisted of
   advisory accounts,      of which are mutual fund portfolios. As of this date,
   the total assets of the Janus High-Yield Composite were approximately
   $          . Janus Adviser High-Yield Fund is included in the Janus
   High-Yield Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager, as well as the former portfolio manager, and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Janus Adviser High-Yield Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.



                                         Average annual total return for periods ended 09/30/06
                                         ------------------------------------------------------
                                                        1 year    5 years    Since Inception(1)
    Janus High-Yield Composite(2)
    Lehman Brothers High-Yield Bond Index(3)
                                                        -----------------------------------


   (1) The inception date of the Composite was January 1, 1996. Total returns and expenses are not annualized for the first year of operations.
   (2) Gibson Smith has managed the Composite since December 5, 2003.
   (3) The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, noninvestment grade debt.

                                                    Management of the Funds  123

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY INTECH


   [TO BE UPDATED BY AMENDMENT]



   JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND COMPARABLE ACCOUNTS


   PERFORMANCE OF INTECH BROAD LARGE CAP GROWTH COMPOSITE AND INTECH LARGE CAP GROWTH COMPOSITE

   The following chart shows the historical performance of the INTECH Broad Large Cap Growth Composite and the INTECH Large Cap Growth Composite. The accounts in the Composites are managed by INTECH and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser INTECH Risk-Managed Growth Fund. Both Composites and the Fund are managed using INTECH's Large Cap Growth Strategy. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The benchmark index of the INTECH Broad Large Cap Growth Composite and the Fund is the Russell 1000(R) Growth Index. The benchmark index of the INTECH Large Cap Growth Composite was the S&P 500/Barra Growth Index until December 31, 2005, at which time the Composite began transitioning to its new benchmark, the S&P 500/Citigroup Growth Index. The Broad Large Cap Growth version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Large Cap Growth Composite. The returns for the INTECH Large Cap Growth Composite are shown to illustrate INTECH's investment style and how INTECH seeks to outperform the applicable benchmark index with respect to the accounts included in the Composites. While there has been a high correlation between the two indices, the Fund's performance is expected to more closely track the performance of the Russell 1000(R) Growth Index.



   As of September 30, 2006, the INTECH Broad Large Cap Growth Composite
   consisted of   advisory accounts, including   mutual fund portfolios. As of
   this date, the total assets of the INTECH Broad Large Cap Growth Composite
   were approximately $       . The Janus mutual funds for which INTECH acts as
   subadviser are included in the INTECH Broad Large Cap Growth Composite. As of September 30, 2006, the INTECH Large Cap Growth Composite consisted of advisory accounts. As of this date, the total assets of the INTECH Large Cap
   Growth Composite were approximately $       . All accounts that have
   investment objectives, policies, and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.


 124 Janus Adviser Series

   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in each Composite. Janus Adviser INTECH Risk-Managed Growth Fund's fees and expenses are generally expected to be higher than those reflected in the Composites. In addition, except for the mutual fund accounts in the Composites, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser INTECH Risk-Managed Growth Fund. Therefore, if the Composites were subject to the fees and expenses payable by the Fund, then the performance of the Composites for the periods shown would be lower.



   Except for the mutual fund accounts, the accounts in the Composites were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composites for the periods shown may have been lower.



                                                        Average annual total returns for periods ended 09/30/06
                                                        -------------------------------------------------------
                                                                                        Since        Inception
                                                     1 Year    5 Years    10 Years    Inception       Date(1)
    INTECH Broad Large Cap Growth Composite                                                         10/31/2000
    Russell 1000(R) Growth Index(2)                                                                 10/31/2000
    INTECH Large Cap Growth Composite                                                               06/30/1993
    S&P 500/Citigroup Growth Index(3)                    --        N/A        N/A           --              --
    S&P 500/Barra Growth Index(4)                                                                   06/30/1993


   (1) Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.



   (3) Effective January 1, 2006, the INTECH Large Cap Growth Composite began transitioning its benchmark from the S&P 500/Barra Growth Index to the S&P 500/Citigroup Growth Index. The benchmark change is a result of the discontinuation of the S&P 500/Barra indices. The S&P 500/ Citigroup
       Growth Index....


   (4) The S&P 500/Barra Growth Index is designed to differentiate between fast growing companies and slower growing or undervalued companies and includes those stocks in the S&P 500(R) Index that have higher price/book ratios. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. For periods prior to January 1, 2006, the accounts that comprise the INTECH Large Cap Growth Composite were managed against this index. Index performance shown for the transition period of January 1, 2006 to March 31, 2006 is based on blended S&P 500/Barra Growth Index and S&P 500/Citigroup Growth Index information.


                                                    Management of the Funds  125

   JANUS ADVISER INTECH RISK-MANAGED CORE FUND COMPARABLE ACCOUNTS


   PERFORMANCE OF INTECH LARGE CAP CORE COMPOSITE AND INTECH ENHANCED PLUS COMPOSITE

   The following chart shows the historical performance of the INTECH Large Cap Core Composite and the INTECH Enhanced Plus Composite. The accounts in the Composites are managed by INTECH and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser INTECH Risk-Managed Core Fund. Both Composites and the Fund are managed using INTECH's Large Cap Core Strategy and use the S&P 500(R) as their benchmark index. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The Large Cap Core version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Enhanced Plus Composite. Accordingly, their performance is expected to be more volatile relative to the benchmark index.



   As of September 30, 2006, the INTECH Large Cap Core Composite consisted of
        advisory accounts, including      mutual fund portfolios. As of this
   date, the total assets of the INTECH Large Cap Core Composite were
   approximately $          . The Janus mutual funds for which INTECH acts as
   subadviser are included in the INTECH Large Cap Core Composite. As of September 30, 2006, the INTECH Enhanced Plus Composite consisted of advisory accounts. As of this date, the total assets of the INTECH Enhanced
   Plus Composite were approximately $          . All accounts that have
   investment objectives, policies, and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in each Composite. Janus Adviser INTECH Risk-Managed Core Fund's fees and expenses are generally expected to be higher than those reflected in the Composites. In addition, except for the mutual fund accounts in the Composites, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser INTECH Risk-Managed Core Fund. Therefore, if the Composites


 126 Janus Adviser Series
   were subject to the fees and expenses payable by the Fund, then the performance of the Composites for the periods shown would be lower.


   Except for the mutual fund accounts, the accounts in the Composites were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composites for the periods shown may have been lower.



                                                  Average annual total returns for periods ended 09/30/06
                                                  -------------------------------------------------------
                                                                                  Since        Inception
                                               1 Year    5 Years    10 Years    Inception       Date(1)
    INTECH Large Cap Core Composite                                                            07/31/2001
    S&P 500(R) Index(2)                                                                        07/31/2001
    INTECH Enhanced Plus Composite                                                             06/30/1987
    S&P 500(R) Index(2)                                                                        06/30/1987


   (1) Total returns and expenses are not annualized for the first year of operations.



   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.




                                                    Management of the Funds  127

   JANUS ADVISER INTECH RISK-MANAGED VALUE FUND COMPARABLE ACCOUNTS


   PERFORMANCE OF INTECH BROAD LARGE CAP VALUE COMPOSITE AND INTECH LARGE CAP VALUE COMPOSITE

   The following chart shows the historical performance of the INTECH Broad Large Cap Value Composite and the INTECH Large Cap Value Composite. The accounts in the Composites are managed by INTECH and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser INTECH Risk-Managed Value Fund. Both Composites and the Fund are managed using INTECH's Large Cap Value Strategy. Both Composites and the Fund seek to outperform their respective benchmark indices while managing downside risk. The benchmark index of the INTECH Broad Large Cap Value Composite and the Fund is the Russell 1000(R) Value Index, while the benchmark index of the INTECH Large Cap Value Composite was the S&P 500/Barra Value Index until December 31, 2005, at which time the INTECH Large Cap Value Composite began transitioning to its new benchmark, the S&P 500/Citigroup Value Index. While there has been a high correlation between the two indices, the Fund's performance is expected to more closely track the performance of the Russell 1000(R) Value Index.



   As of September 30, 2006, the INTECH Broad Large Cap Value Composite
   consisted of [     ] advisory accounts. As of this date, the total assets of
   the INTECH Broad Large Cap Value Composite were approximately $[     ]
   million. Janus Adviser INTECH Risk-Managed Value Fund is included in the INTECH Broad Large Cap Value Composite. As of September 30, 2006, the INTECH
   Large Cap Value Composite consisted of [     ] advisory account, a
   proprietary account of an INTECH affiliate. As of this date, the total assets
   of the INTECH Large Cap Value Composite were approximately $[     ] million.
   All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.



   Composite performance shown reflects the deduction of advisory fees (a model fee in the case of Broad Large Cap Value Composite) and transaction costs charged to accounts in each Composite. Janus Adviser INTECH Risk-Managed Value Fund's fees and expenses are generally expected to be higher than those reflected in the Composites. In addition, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser INTECH Risk-Managed Value Fund. Therefore, if the Composites were subject to the fees and expenses payable by the Fund, then the performance of the Composites for the periods shown would be lower.


 128 Janus Adviser Series

   Further, shareholders of Class A Shares of the Fund may be subject to certain sales charges upon purchases and/or a deferred sales charge upon certain redemptions, and shareholders of Class C Shares may be subject to a deferred sales charge upon certain redemptions. These are not payable by accounts in the Composites. If the accounts in the Composites had been subject to these sales charges, then the performance of the Composites for the periods shown may have been lower.


   The advisory accounts in the Composites were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composites for the periods shown may have been lower.



                                                 Average annual total returns for periods ended 09/30/06
                                                 -------------------------------------------------------
                                                                                   Since      Inception
                                              1 Year     5 Years     10 Years    Inception     Date(1)
    INTECH Broad Large Cap Value Composite                 N/A          N/A                    8/1/2004
    Russell 1000(R) Value Index(2)                         N/A          N/A                    8/1/2004
    INTECH Large Cap Value Composite                                                           7/1/1993
    S&P 500/Citigroup Value Index(3)             --        N/A          N/A           --             --
    S&P 500/Barra Value Index(4)                                                               7/1/1993
                                              -----------------------------------------------


   (1) Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

   (3) Effective January 1, 2006, the INTECH Large Cap Value Composite began transitioning its benchmark from the S&P 500/Barra Value Index to the S&P 500/Citigroup Value Index. The benchmark change is a result of the discontinuation of the S&P 500/Barra indices. The S&P 500/ Citigroup Value Index measures the performance of those S&P 500 securities categorized as "value" companies based on their lower price-to-book ratios.


   (4) The S&P 500/Barra Value Index measures the performance of those S&P 500 securities categorized as "value" companies based on their lower price-to-book ratios. For periods prior to January 1, 2006, accounts that comprise the INTECH Large Cap Value Composite were managed against this index.


                                                    Management of the Funds  129

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES


   The Funds, with the exception of Janus Adviser Money Market Fund, currently offer five classes of shares. Janus Adviser Money Market Fund currently offers three classes of shares. Class S Shares are offered by this Prospectus. The Shares of the Funds are generally available only in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries. Not all financial intermediaries offer all classes.


   IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you previously owned shares of Berger Small Cap Value Fund
   II - Investor Shares directly, you may call a Janus representative at 1-800-525-3713 to purchase, exchange, or redeem shares. If you would like additional information about Class A Shares, Class C Shares, Class I Shares, or Class R Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Funds may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more funds as an investment option would be able to direct contributions to that fund through their plan, regardless of whether they invested in such fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the fund would be able to continue to invest in the fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. In addition, new accounts may be permitted in a closed fund for certain plans and

 130 Janus Adviser Series
   programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

                                                          Other information  131

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. In August 2006, the refiled complaint was dismissed by the court with prejudice.


   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.


   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision. In June 2006, the United States Supreme Court invited the Solicitor General to file a brief expressing the view of the United States.


   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that

 132 Janus Adviser Series
   these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUNDS

   The Funds are distributed by Janus Distributors, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                          Other information  133

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


   To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. However, because the principal investment goal of Long/Short Fund is to invest in both long and short positions in equity securities, it is anticipated that a smaller portion of the income dividends paid to you by Long/Short Fund will be qualified dividend income eligible for taxation by individuals at long-term capital gain rates than if the Fund invested in only long positions in equity securities. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Distributions are made at the class level, so they may vary from class to class within a single Fund.


FUNDS OTHER THAN MONEY MARKET FUND

   DISTRIBUTION SCHEDULE

   Dividends for Growth and Income Fund and Balanced Fund are normally declared and distributed in March, June, September, and December. Dividends for the other Equity Funds are normally declared and distributed in December. Dividends for Flexible Bond Fund and High-Yield Fund are normally declared daily, Saturdays, Sundays, and holidays included, and are generally distributed on the last business day of each month. For investors investing through intermediaries, the date you receive your dividend may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Capital gains are normally declared and distributed in December for all of the Funds. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT A FUND'S NAV

   Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should

 134 Janus Adviser Series
   be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary as to potential tax consequences of any distributions that may be paid shortly after purchase.

   For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

MONEY MARKET FUND

   For Money Market Fund, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.


   For your convenience, Fund distributions of dividends are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.


TAXES

   As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

                                                    Distributions and taxes  135

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   Income dividends and net capital gains distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

   Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

   The Funds may be required to withhold U.S. federal income tax on all taxable distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUNDS

   Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to

 136 Janus Adviser Series
   shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


   Certain of Long/Short Fund's transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.


   The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

                                                    Distributions and taxes  137

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase, exchange, or redeem Shares of the Funds directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers, or other financial intermediaries. The Shares are only available to broker-dealers in connection with their customers' investment in the Shares through (1) retirement plans and (2) asset allocation, wrap fee, fee-in-lieu of commission, or other discretionary or nondiscretionary investment advisory programs under which such broker-dealers charge asset-based fees. This restriction does not apply to broker-dealers that had existing agreements to purchase the Shares on behalf of their customers prior to September 30, 2004. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES. However, if you previously owned shares of Berger Small Cap Value Fund II - Investor Shares directly, you may call a Janus representative at 1-800-525-3713 to purchase, exchange, or redeem shares.

   With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem a Fund's shares to the extent that Fund is invested in such markets.

   All purchases and sales will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agent. In order to receive a day's price, your order must be received in good order by a Fund or its agent by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for purchases and redemptions of Class S Shares.


   Securities held by the Funds other than Money Market Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less (such as Money Market Fund's portfolio securities) are valued at amortized cost, which approximates market value. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant


 138 Janus Adviser Series
   amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of Money Market Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.


   If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments;
   (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


   Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in a Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not

                                                        Shareholder's guide  139
   completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

   DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

   Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of a Fund. Under the terms of the Class S Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class S Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

   ADMINISTRATIVE SERVICES FEE


   Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of each Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust depart-


 140 Janus Adviser Series
   ments, financial advisers, and other financial intermediaries for providing these services to their customers who invest in the Funds.

PURCHASES

   Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You may wish to consider such arrangements when evaluating any recommendation of the Funds. If you previously owned Shares of Berger Small Cap Value Fund II - Investor Shares directly, you may call a Janus representative at 1-800-525-3713 to purchase additional Shares.

   Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS


   The minimum investment in Class S Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts, with the exception of Long/Short Fund. The minimum investment for Class S Shares of Long/Short Fund is $10,000 per Fund account. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.


                                                        Shareholder's guide  141

   The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

   Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. If you previously owned shares of Berger Small Cap Value Fund II - Investor Shares directly, you may call 1-800-525-3713 to exchange shares. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may generally exchange Shares of a Fund for Shares of the same class of any fund in the Trust offered through your financial intermediary or qualified plan.

   - You must meet the minimum investment amount for each fund.

   - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


   - An exchange of Shares from Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Worldwide Fund, International Growth Fund, International Equity Fund, Long/Short Fund, and High-Yield Fund, held for three months or less, may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."


   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares. If you previously owned shares of Berger Small Cap

 142 Janus Adviser Series

   Value Fund II - Investor Shares directly, you may call a Janus representative at 1-800-525-3713 to redeem Shares.

   Shares of any Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE


   Redemptions (and exchanges) of Shares from Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Worldwide Fund, International Equity Fund, International Growth Fund, Long/Short Fund, and High-Yield Fund held for three months or less may be subject to the Funds' redemption fee.


                                                        Shareholder's guide  143

   The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.

   Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans;
   (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

   In addition to the circumstances noted in the preceding paragraph, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Funds reserve the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are
 144 Janus Adviser Series
   intended for long-term investment purposes only and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents.

   The Funds attempt to deter excessive trading through at least the following methods:

   - fair valuation of securities as described under "Pricing of Fund Shares;"
     and

   - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Funds).

   The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

   If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect

                                                        Shareholder's guide  145
   excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

   Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

 146 Janus Adviser Series

   Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   The non-money market funds' portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within


                                                        Shareholder's guide  147
   approximately six business days after month-end. All of the funds' portfolio holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.



   In addition, the funds' top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the non-money market funds are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The funds' top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.



   Long/Short Fund discloses its short positions only to the extent required in regulatory reports. Information regarding short positions is not available on www.janus.com.



   Specific portfolio level performance attribution information and statistics for the funds will be made available to any person monthly upon request, with a 30-day lag, following the posting of the funds' portfolio holdings on www.janus.com.



   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the funds. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.


   Complete schedules of the Funds' portfolio holdings as of the end of the Funds' first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Funds' portfolio holdings as of the end of the Funds' second and fourth fiscal quarters are included in the Funds' semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing

 148 Janus Adviser Series
   such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER COMMUNICATIONS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.

                                                        Shareholder's guide  149

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share.



   The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class S Shares of the Funds (assuming reinvestment of all dividends and distributions).


   The information for Small Company Value Fund has been derived from the financial statements of the Investor Shares Class of the Berger Small Cap Value Fund II, which together with Institutional and Service Shares, was reorganized into the Fund on April 21, 2003. Berger Small Cap Value Fund II had a fiscal year end of September 30. Following the reorganization, Small Company Value Fund changed its fiscal year end to July 31.




   No financial highlights are presented for International Equity Fund and Long/Short Fund because they did not commence operations as of July 31, 2006.



   [TO BE UPDATED BY AMENDMENT]


 150 Janus Adviser Series

LARGE CAP GROWTH FUND - CLASS S
--------------------------------------------------------------------------------------------------------------
                                                                 Years ended July 31
                                         2006           2005           2004           2003             2002
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                                $19.02         $17.42         $16.08            $23.14
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                               --(1)          --(1)          --(1)             --(1)
 Net gain/(loss) on securities
  (both realized and unrealized)                          2.00           1.60           1.34            (7.06)
 Total from investment operations                         2.00           1.60           1.34            (7.06)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
  income)                                                   --             --             --                --
 Distributions (from capital gains)                         --             --             --                --
 Payment from affiliate                                     --(2)          --(2)          --                --
 Total distributions and other                              --             --             --                --
 NET ASSET VALUE, END OF PERIOD                         $21.02         $19.02         $17.42            $16.08
 Total return                                           10.52%(3)       9.18%(3)       8.40%          (30.51)%
 Net assets, end of period (in
  thousands)                                          $217,357       $327,901       $404,787          $283,413
 Average net assets for the period
  (in thousands)                                      $265,702       $399,852       $328,576          $323,098
 Ratio of gross expenses to average
  net assets(4)(5)                                       1.16%          1.17%          1.17%             1.18%
 Ratio of net expenses to average
  net assets(6)                                          1.16%          1.17%          1.17%             1.17%
 Ratio of net investment
  income/(loss) to average net
  assets                                               (0.24)%        (0.39)%        (0.39)%           (0.38)%
 Portfolio turnover rate                                   62%            27%            43%               41%
--------------------------------------------------------------------------------------------------------------





(1) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year end.


(2) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.


(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The ratio was 1.22% in 2005, 1.19% in 2004, 1.20% in 2003, and 1.21% in 2002
    before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  151

FORTY FUND - CLASS S
-----------------------------------------------------------------------------------------------------------------
                                                                 Years ended July 31
                                       2006             2005             2004             2003            2002
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                                 $21.17           $19.56           $18.75          $22.61
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                --(1)            --(1)            --(1)       (0.01)
 Net gain/(loss) on securities
  (both realized and unrealized)                           6.17             1.61             0.82          (3.80)
 Total from investment operations                          6.17             1.61             0.82          (3.81)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
  income)                                                    --               --           (0.01)          (0.05)
 Distributions (from capital gains)                          --               --               --              --
 Return of Capital                                           --               --               --(2)           --
 Payment from affiliate                                      --(3)            --(3)            --              --
 Total distributions and other                               --               --           (0.01)          (0.05)
 NET ASSET VALUE, END OF PERIOD                          $27.34           $21.17           $19.56          $18.75
 Total return                                            29.15%(4)         8.23%(4)         4.34%        (16.86)%
 Net assets, end of period (in
  thousands)                                         $1,085,499       $1,027,945       $1,069,694        $587,271
 Average net assets for the period
  (in thousands)                                     $1,079,025       $1,107,254         $763,621        $512,270
 Ratio of gross expenses to average
  net assets(5)(6)                                        1.16%            1.17%            1.18%           1.18%
 Ratio of net expenses to average
  net assets(7)                                           1.16%            1.17%            1.18%           1.18%
 Ratio of net investment
  income/(loss) to average net
  assets                                                (0.22)%          (0.28)%          (0.13)%           0.21%
 Portfolio turnover rate                                    45%              38%              41%             62%
-----------------------------------------------------------------------------------------------------------------





(1) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year end.


(2) Return of Capital aggregated less than $0.01 on per share basis for the period ended July 31, 2003.


(3) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.


(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(5) The expense ratio reflects expenses prior to any expense offset arrangements.


(6) The ratio was 1.16% in 2005, 1.17% in 2004, 1.19% in 2003, and 1.18% in 2002
    before waiver of certain fees and expense offsets incurred by the Fund.


(7) The expense ratio reflects expenses after any expense offset arrangements.


 152 Janus Adviser Series

ORION FUND - CLASS S
-----------------------------------------------
                                     Year ended
                                      July 31,
                                        2006
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Payment from affiliate
 Total distributions and other
 NET ASSET VALUE, END OF PERIOD
 Total return
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(1)
 Ratio of net expenses to average
   net assets(2)
 Ratio of net investment
   income/(loss) to average net
   assets
 Portfolio turnover rate
-----------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  153

MID CAP GROWTH FUND - CLASS S
---------------------------------------------------------------------------------------------------------
                                                             Years ended July 31
                                       2006          2005           2004           2003           2002
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                             $21.07         $18.35         $15.86          $24.70
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                            --(1)          --(1)          --(1)           --(1)
 Net gain/(loss) on securities
  (both realized and unrealized)                       5.66           2.72           2.49          (8.84)
 Total from investment operations                      5.66           2.72           2.49          (8.84)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
  income)                                                --             --             --              --
 Distributions (from capital gains)                      --             --             --              --
 Payment from affiliate                                  --(2)          --             --              --
 Total distributions and other                           --             --             --              --
 NET ASSET VALUE, END OF PERIOD                      $26.73         $21.07         $18.35          $15.86
 Total return                                        26.86%(3)      14.82%         15.70%        (35.79)%
 Net assets, end of period (in
  thousands)                                        $96,514        $99,563       $267,000        $240,642
 Average net assets for the period
  (in thousands)                                    $99,738       $231,067       $233,967        $294,324
 Ratio of gross expenses to average
  net assets(4)(5)                                    1.15%          1.16%          1.16%           1.17%
 Ratio of net expenses to average
  net assets(6)                                       1.15%          1.16%          1.16%           1.16%
 Ratio of net investment
  income/(loss) to average net
  assets                                            (0.49)%        (0.62)%        (0.56)%         (0.71)%
 Portfolio turnover rate                                32%            30%            43%             88%
---------------------------------------------------------------------------------------------------------




(1) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.30% in 2005, 1.22% in 2004, 1.22% in 2003, and 1.20% in 2002
    before waiver of certain fees and expense offsets incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.

 154 Janus Adviser Series

SMALL-MID GROWTH FUND - CLASS S
-----------------------------------------------
                                     Year ended
                                      July 31,
                                        2006
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Payment from affiliate
 Total distributions and other
 NET ASSET VALUE, END OF PERIOD
 Total return
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(1)
 Ratio of net expenses to average
   net assets(2)
 Ratio of net investment
   income/(loss) to average net
   assets
 Portfolio turnover rate
-----------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  155

GROWTH AND INCOME FUND - CLASS S
-------------------------------------------------------------------------------------------------------------
                                                               Years ended July 31
                                       2006            2005           2004            2003            2002
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                               $14.42          $13.26          $12.49          $15.57
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                            0.06            0.01            0.05            0.02
 Net gain/(loss) on securities
  (both realized and unrealized)                         2.86            1.16            0.77          (3.06)
 Total from investment operations                        2.92            1.17            0.82          (3.04)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
  income)                                              (0.04)          (0.01)          (0.05)          (0.04)
 Distributions (from capital gains)                        --              --              --              --
 Payment from affiliate                                    --(1)           --              --              --
 Total distributions and other                         (0.04)          (0.01)          (0.05)          (0.04)
 NET ASSET VALUE, END OF PERIOD                        $17.30          $14.42          $13.26          $12.49
 Total return                                          20.26%(2)        8.84%           6.60%        (19.61)%
 Net assets, end of period (in
  thousands)                                         $216,294        $224,694        $286,607        $218,310
 Average net assets for the period
  (in thousands)                                     $217,711        $258,770        $243,679        $155,582
 Ratio of gross expenses to average
  net assets(3)(4)                                      1.21%           1.22%           1.22%           1.23%
 Ratio of net expenses to average
  net assets(5)                                         1.20%           1.22%           1.22%           1.22%
 Ratio of net investment
  income/(loss) to average net
  assets                                                0.35%         (0.03)%           0.41%           0.25%
 Portfolio turnover rate                                  43%             46%             37%             40%
-------------------------------------------------------------------------------------------------------------




(1) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.
(2) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3) The expense ratio reflects expenses prior to any expense offset arrangements.

(4) The ratio was 1.21% in 2005, 1.22% in 2004, 1.22% in 2003, and 1.23% in 2002
    before waiver of certain fees and expense offsets incurred by the Fund.

(5) The expense ratio reflects expenses after any expense offset arrangements.

 156 Janus Adviser Series

FUNDAMENTAL EQUITY FUND(1) - CLASS S
----------------------------------------------------------------------------------------------------------
                                                              Years ended July 31
                                       2006           2005           2004           2003           2002
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                              $16.66         $14.63         $13.92          $17.02
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                           0.04           0.03         (0.01)              --(2)
 Net gain/(loss) on securities
  (both realized and unrealized)                        3.37           2.00           0.72          (3.10)
 Total from investment operations                       3.41           2.03           0.71          (3.10)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
  income)                                                 --             --             --              --
 Distributions (from capital gains)                   (0.53)             --             --              --
 Total distributions                                  (0.53)             --             --              --
 NET ASSET VALUE, END OF PERIOD                       $19.54         $16.66         $14.63          $13.92
 Total return                                         20.71%         13.88%          5.17%        (18.21)%
 Net assets, end of period (in
  thousands)                                         $37,124        $31,478        $38,327         $16,101
 Average net assets for the period
  (in thousands)                                     $32,804        $36,578        $25,550         $12,869
 Ratio of gross expenses to average
  net assets(3)(4)                                     1.20%          1.25%          1.61%           1.70%
 Ratio of net expenses to average
  net assets(5)                                        1.20%          1.25%          1.60%           1.68%
 Ratio of net investment
  income/(loss) to average net
  assets                                               0.24%        (0.11)%        (0.17)%         (0.16)%
 Portfolio turnover rate                                 80%            63%            71%             97%
----------------------------------------------------------------------------------------------------------



(1) Formerly named Core Equity Fund.


(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year end.


(3) The expense ratio reflects expenses prior to any expense offset arrangements.


(4) The ratio was 1.51% in 2005, 1.46% in 2004, 1.61% in 2003, and 1.70% in 2002
    before waiver of certain fees and expense offsets incurred by the Fund.


(5) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  157

CONTRARIAN FUND - CLASS S
-----------------------------------------------
                                     Year ended
                                      July 31,
                                        2006
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Payment from affiliate
 Total distributions and other
 NET ASSET VALUE, END OF PERIOD
 Total return
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(1)
 Ratio of net expenses to average
   net assets(2)
 Ratio of net investment
   income/(loss) to average net
   assets
 Portfolio turnover rate
-----------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The expense ratio reflects expenses after any expense offset arrangements.


 158 Janus Adviser Series

BALANCED FUND - CLASS S
-----------------------------------------------------------------------------------------------------------
                                                              Years ended July 31
                                       2006            2005            2004           2003           2002
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                                $23.44         $21.93         $21.38         $23.45
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                             0.41           0.35           0.35           0.43
 Net gain/(loss) on securities
  (both realized and unrealized)                          2.50           1.48           0.56         (2.05)
 Total from investment operations                         2.91           1.83           0.91         (1.62)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
  income)                                               (0.41)         (0.32)         (0.36)         (0.45)
 Distributions (from capital gains)                         --             --             --             --
 Payment from affiliate                                     --(1)          --             --             --
 Total distributions and other                          (0.41)         (0.32)         (0.36)         (0.45)
 NET ASSET VALUE, END OF PERIOD                         $25.94         $23.44         $21.93         $21.38
 Total return                                           12.53%(2)       8.36%          4.37%        (6.97)%
 Net assets, end of period (in
  thousands)                                          $595,059       $754,141       $937,114       $749,601
 Average net assets for the period
  (in thousands)                                      $660,970       $930,260       $816,137       $682,559
 Ratio of gross expenses to average
  net assets(3)(4)                                       1.07%          1.16%          1.17%          1.17%
 Ratio of net expenses to average
  net assets(5)                                          1.07%          1.16%          1.17%          1.17%
 Ratio of net investment
  income/(loss) to average net
  assets                                                 1.59%          1.43%          1.66%          1.98%
 Portfolio turnover rate                                   47%            92%            67%            85%
-----------------------------------------------------------------------------------------------------------




(1) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.
(2) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3) The expense ratio reflects expenses prior to any expense offset arrangements.

(4) The ratio was 1.08% in 2005, 1.17% in 2004, 1.18% in 2003, and 1.19% in 2002
    before waiver of certain fees and expense offsets incurred by the Fund.

(5) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  159

RISK-MANAGED GROWTH FUND - CLASS S
----------------------------------------------------------------------------------------
                                                Years or Period ended July 31
                                      2006          2005           2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                           $12.24         $11.13         $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.01             --(2)        0.01
 Net gain/(loss) on securities
   (both realized and unrealized)                     1.91           1.41           1.12
 Total from investment operations                     1.92           1.41           1.13
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                              --             --             --
 Distributions (from capital gains)                 (0.88)         (0.30)             --
 Redemption fees                                        --(3)          --(3)          --(3)
 Payment from affiliate                                 --             --(4)          --
 Total distributions and other                      (0.88)         (0.30)             --
 NET ASSET VALUE, END OF PERIOD                     $13.28         $12.24         $11.13
 Total return(5)                                    15.98%         12.77%(6)      11.30%
 Net assets, end of period (in
   thousands)                                      $74,744        $46,376        $33,960
 Average net assets for the period
   (in thousands)                                  $56,612        $40,172         $8,949
 Ratio of gross expenses to average
   net assets(7)(8)(9)                               1.10%          1.39%          1.75%
 Ratio of net expenses to average
   net assets(7)(10)                                 1.10%          1.39%          1.75%
 Ratio of net investment
   income/(loss) to average net
   assets(7)                                         0.12%        (0.57)%        (1.00)%
 Portfolio turnover rate(7)                           106%            92%            62%
----------------------------------------------------------------------------------------




(1) Period January 2, 2003 (commencement of investment operations) through July 31, 2003.
(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year end.
(3) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period end.
(4) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.
(5)  Total return not annualized for periods of less than one year.
(6) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(7)  Annualized for periods of less than one full year.
(8) The expense ratio reflects expenses prior to any expense offset arrangements.
(9) The ratio was 1.27% in 2005, 1.53% in 2004 and 2.50% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.
(10) The expense ratio reflects expenses after any expense offset arrangements.

 160 Janus Adviser Series

RISK-MANAGED CORE FUND - CLASS S
----------------------------------------------------------------------------------------
                                                Years or Period ended July 31
                                      2006          2005           2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                           $12.72         $10.89         $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.05           0.03           0.01
 Net gain/(loss) on securities
   (both realized and unrealized)                     2.59           1.96           0.88
 Total from investment operations                     2.64           1.99           0.89
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                              --             --             --
 Distributions (from capital gains)                 (1.48)         (0.20)             --
 Redemption fees                                        --(2)          --(2)          --
 Payment from affiliate                                 --           0.04             --
 Total distributions and other                      (1.48)         (0.16)             --
 NET ASSET VALUE, END OF PERIOD                     $13.88         $12.72         $10.89
 Total return(3)                                    21.58%         18.77%(4)       8.90%
 Net assets, end of period (in
   thousands)                                      $12,114         $7,338         $7,135
 Average net assets for the period
   (in thousands)                                   $8,971         $7,111         $4,192
 Ratio of gross expenses to average
   net assets(5)(6)(7)                               1.10%          1.39%          1.75%
 Ratio of net expenses to average
   net assets(5)(8)                                  1.10%          1.39%          1.75%
 Ratio of net investment
   income/(loss) to average net
   assets(5)                                         0.64%        (0.03)%        (0.25)%
 Portfolio turnover rate(5)                            80%            74%            64%
----------------------------------------------------------------------------------------




(1) Period January 2, 2003 (commencement of investment operations) through July 31, 2003.
(2) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year end.
(3) Total return not annualized for periods of less than one year.
(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.41%.
(5) Annualized for periods of less than one full year.
(6) The expense ratio reflects expenses prior to any expense offset arrangements.
(7) The ratio was 2.13% in 2005, 2.53% in 2004 and 3.58% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.
(8) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  161

RISK-MANAGED VALUE FUND - CLASS S
-------------------------------------------------------
                                         Period ended
                                       July 31, 2006(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Total distributions
 NET ASSET VALUE, END OF PERIOD
 Total return(2)
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(3)(4)
 Ratio of net expenses to average
   net assets(3)(5)
 Ratio of net investment
   income/(loss) to average net
   assets(3)
 Portfolio turnover rate(3)
-------------------------------------------------------



(1) Period December 30, 2005 (inception date) to July 31, 2006.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio reflects expenses after any expense offset arrangements.


 162 Janus Adviser Series

MID CAP VALUE FUND - CLASS S
---------------------------------------------------------------------------------------
                                               Years or Period ended July 31
                                      2006          2005          2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                           $13.89        $11.42         $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.03          0.01             --(2)
 Net gain/(loss) on securities
   (both realized and unrealized)                     2.86          2.71           1.42
 Total from investment operations                     2.89          2.72           1.42
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                          (0.01)        (0.01)             --
 Distributions (from capital gains)                 (0.72)        (0.24)             --
 Payment from affiliate                                 --(3)         --(3)          --
 Total distributions and other                      (0.73)        (0.25)             --
 NET ASSET VALUE, END OF PERIOD                     $16.05        $13.89         $11.42
 Total return(4)                                    21.25%(5)     23.93%(5)      14.20%
 Net assets, end of period (in
   thousands)                                      $42,637       $24,019         $7,810
 Average net assets for the period
   (in thousands)                                  $34,847       $14,917         $2,850
 Ratio of gross expenses to average
   net assets(6)(7)(8)                               1.24%         1.36%          1.76%
 Ratio of net expenses to average
   net assets(6)(9)                                  1.24%         1.36%          1.75%
 Ratio of net investment
   income/(loss) to average net
   assets(6)                                         0.28%         0.15%        (0.38)%
 Portfolio turnover rate(6)                            71%           63%           157%
---------------------------------------------------------------------------------------




(1) Period December 31, 2002 (commencement of investment operations) to July 31, 2003.
(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the period end.
(3) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.
(4) Total return not annualized for periods of less than one year.
(5) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(6) Annualized for periods of less than one full year.
(7) The expense ratio reflects expenses prior to any expense offset arrangements.
(8) The ratio was 1.52% in 2005, 1.94% in 2004 and 6.50% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.
(9) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  163

SMALL COMPANY VALUE FUND - CLASS S
                                                                                             Berger Small Cap Value Fund II
                                                       Janus Adviser                      -------------------------------------
                                                       Small Company                      Investor    Institutional    Service
                                                       Value Fund(1)                      Shares(2)     Shares(2)     Shares(2)
-------------------------------------------------------------------------------------------------------------------------------
                                               Years or Period ended July 31
                                       2006          2005          2004        2003(3)       Period ended September 30, 2002
 NET ASSET VALUE, BEGINNING OF
   PERIOD                               $99.99(9)    $12.29        $10.57         $8.26      $10.00        $10.00        $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)           (9.99)(9)        --(4)         --(4)         --(4)    (1.74)       (1.74)        (1.76)
 Net gain/(loss) on securities
   (both realized and unrealized)         9.99(9)      3.17          1.87          2.31          --            --            --
 Total from investment operations       (9.99)(9)      3.17          1.87          2.31      (1.74)        (1.74)        (1.76)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                  --           --            --            --          --            --            --
 Distributions (from capital gains)     (9.99)(9)    (0.80)        (0.15)            --          --            --            --
 Total distributions                    (9.99)(9)    (0.80)        (0.15)            --          --            --            --
 NET ASSET VALUE, END OF PERIOD         $99.99(9)    $14.66        $12.29        $10.57       $8.26         $8.26         $8.24
 Total return(5)                      (99.99)%(9)    26.45%        17.75%        27.97%    (17.40)%      (17.40)%      (17.60)%
 Net assets, end of period (in
   thousands)                          $99,999      $22,472       $14,889       $13,068      $4,921        $1,879          $359
 Average net assets for the period
   (in thousands)                      $99,999      $18,976       $14,438        $9,399         N/A           N/A           N/A
 Ratio of gross expenses to average
   net assets(6)(7)(8)(9)                9.99%(9)     1.75%         1.75%         1.75%       3.37%         2.49%         4.66%
 Ratio of net expenses to average
   net assets(6)(8)(10)                 99.99%(9)     1.74%         1.75%         1.75%       2.96%          2.9%         3.18%
 Ratio of net investment income
   (loss) to average net assets(6)     (9.99)%(9)   (0.20)%       (0.19)%       (0.81)%     (1.11)%       (0.68)%       (1.28)%
 Portfolio turnover ratio(6)             9.99%(9)       45%           67%           45%         11%           11%           11%
-------------------------------------------------------------------------------------------------------------------------------




(1) Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.
(2)  Period March 28, 2002 (inception date) through September 30, 2002.
(3)  For the ten month fiscal period ended July 31, 2003.
(4) Net investment income/(loss) aggregated less than $.01 on a per share basis for the period end.
(5)  Total return not annualized for periods of less than one year.

 164 Janus Adviser Series

(6)  Annualized for periods of less than one full year.
(7) The expense ratio reflects expenses prior to any expense offset arrangements.
(8) Certain prior year amounts have been reclassified to conform to current year presentation.
(9) The ratio was 2.12% in 2005, 2.67% in 2004 and 2.93% in 2003 before waiver of certain fees and expenses offsets incurred by the Fund.
(10) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  165

WORLDWIDE FUND - CLASS S
------------------------------------------------------------------------------------------------------------------
                                                                  Years ended July 31
                                       2006             2005             2004             2003             2002
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                                 $24.97           $23.43           $23.20           $31.27
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                              0.20             0.06             0.16             0.05
 Net gain/(loss) on securities
  (both realized and unrealized)                           2.40             1.63             0.16           (8.08)
 Total from investment operations                          2.60             1.69             0.32           (8.03)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
  income)                                                (0.10)           (0.15)           (0.09)           (0.04)
 Distributions (from capital gains)                          --               --               --               --
 Redemption fees                                             --(1)            --(1)            --(1)           N/A
 Payment from affiliate                                      --(2)            --               --               --
 Total distributions and other                           (0.10)           (0.15)           (0.09)           (0.04)
 NET ASSET VALUE, END OF PERIOD                          $27.47           $24.97           $23.43           $23.20
 Total return                                            10.41%(3)         7.20%            1.35%         (25.73)%
 Net assets, end of period (in
  thousands)                                           $461,508         $709,102       $1,124,330       $1,059,083
 Average net assets for the period
  (in thousands)                                       $585,697       $1,033,359       $1,070,521       $1,072,786
 Ratio of gross expenses to average
  net assets(4)(5)                                        1.15%            1.20%            1.20%            1.21%
 Ratio of net expenses to average
  net assets(6)                                           1.15%            1.20%            1.20%            1.20%
 Ratio of net investment
  income/(loss) to average net
  assets                                                  0.61%            0.23%            0.78%            0.27%
 Portfolio turnover rate                                    33%             153%              95%              76%
------------------------------------------------------------------------------------------------------------------




(1) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.15% in 2005, 1.22% in 2004, 1.23% in 2003, and 1.21% in 2002
    before waiver of certain fees and expense offsets incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.

 166 Janus Adviser Series

INTERNATIONAL GROWTH FUND - CLASS S
-----------------------------------------------------------------------------------------------------------
                                                              Years ended July 31
                                       2006            2005           2004           2003           2002
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                               $23.78         $19.87         $19.50          $25.79
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                            0.19           0.18           0.18            0.04
 Net gain/(loss) on securities
  (both realized and unrealized)                         7.48           3.93           0.26          (6.24)
 Total from investment operations                        7.67           4.11           0.44          (6.20)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
  income)                                              (0.17)         (0.21)         (0.08)          (0.09)
 Distributions (from capital gains)                        --             --             --              --
 Redemption fees                                           --(1)        0.01           0.01             N/A
 Payment from affiliate                                    --(2)          --(2)          --              --
 Total distributions and other                         (0.17)         (0.20)         (0.07)          (0.09)
 NET ASSET VALUE, END OF PERIOD                        $31.28         $23.78         $19.87          $19.50
 Total return                                          32.35%(3)      20.76%(3)       2.31%        (24.10)%
 Net assets, end of period (in
  thousands)                                         $296,948       $297,519       $476,269        $531,121
 Average net assets for the period
  (in thousands)                                     $295,750       $419,064       $487,811        $531,737
 Ratio of gross expenses to average
  net assets(4)(5)                                      1.23%          1.24%          1.24%           1.25%
 Ratio of net expenses to average
  net assets(6)                                         1.23%          1.24%          1.24%           1.24%
 Ratio of net investment
  income/(loss) to average net
  assets                                                0.59%          0.44%          0.86%           0.37%
 Portfolio turnover rate                                  50%            80%           109%             72%
-----------------------------------------------------------------------------------------------------------




(1) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.25% in 2005, 1.25% in 2004, 1.26% in 2003, and 1.26% in 2002
    before waiver of certain fees and expenses offsets incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  167

FLEXIBLE BOND FUND - CLASS S
-----------------------------------------------------------------------------------------------------
                                                           Years ended July 31
                                      2006          2005          2004           2003          2002
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                            $12.34        $12.45         $11.97        $11.91
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.44          0.53           0.47          0.55
 Net gain/(loss) on securities
  (both realized and unrealized)                        --          0.02           0.47          0.09
 Total from investment operations                     0.44          0.55           0.94          0.64
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
  income)                                           (0.50)        (0.48)         (0.46)        (0.55)
 Distributions (from capital gains)                 (0.16)        (0.18)             --        (0.03)
 Payment from affiliate                                 --(1)         --             --            --
 Total distributions and other                      (0.66)        (0.66)         (0.46)        (0.58)
 NET ASSET VALUE, END OF PERIOD                     $12.12        $12.34         $12.45        $11.97
 Total return                                        3.88%(2)      4.43%          7.94%         5.53%
 Net assets, end of period (in
  thousands)                                       $52,701       $70,306       $101,137       $50,501
 Average net assets for the period
  (in thousands)                                   $60,793       $86,194        $79,345       $32,199
 Ratio of gross expenses to average
  net assets(3)(4)                                   1.05%         1.19%          1.21%         1.21%
 Ratio of net expenses to average
  net assets(5)                                      1.05%         1.19%          1.20%         1.20%
 Ratio of net investment
  income/(loss) to average net
  assets                                             3.71%         3.80%          3.68%         4.60%
 Portfolio turnover rate                              186%(6)       160%           168%          382%
-----------------------------------------------------------------------------------------------------





(1) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.


(2) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(3) The expense ratio reflects expenses prior to any expense offset arrangements.


(4) The ratio was 1.24% in 2005, 1.30% in 2004, 1.33% in 2003, and 1.41% in 2002
    before waiver of certain fees incurred by the Fund.


(5) The expense ratio reflects expenses after any expense offset arrangements.


(6) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 195%.


 168 Janus Adviser Series

HIGH-YIELD FUND - CLASS S
-----------------------------------------------
                                     Year ended
                                      July 31,
                                        2006
 NET ASSET VALUE, BEGINNING OF
   PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)
 Net gain/(loss) on securities
   (both realized and unrealized)
 Total from investment operations
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)
 Distributions (from capital gains)
 Payment from affiliate
 Total distributions and other
 NET ASSET VALUE, END OF PERIOD
 Total return
 Net assets, end of period (in
   thousands)
 Average net assets for the period
   (in thousands)
 Ratio of gross expenses to average
   net assets(1)
 Ratio of net expenses to average
   net assets(2)
 Ratio of net investment
   income/(loss) to average net
   assets
 Portfolio turnover rate
-----------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  169

MONEY MARKET FUND - CLASS S
----------------------------------------------------------------------------------------------------
                                                           Years ended July 31
                                      2006          2005          2004          2003          2002
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                             $1.00         $1.00         $1.00         $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.02            --(1)       0.01          0.02
 Net gain/(loss) on securities
  (both realized and unrealized)                        --            --            --            --
 Total from investment operations                     0.02            --          0.01          0.02
 LESS DISTRIBUTIONS:
 Dividends (from net investment
  income)                                           (0.02)            --(1)     (0.01)        (0.02)
 Distributions (from capital gains)                     --            --            --            --
 Total distributions                                (0.02)            --        (0.01)        (0.02)
 NET ASSET VALUE, END OF PERIOD                      $1.00         $1.00         $1.00         $1.00
 Total return                                        1.70%         0.37%         0.68%         1.59%
 Net assets, end of period (in
  thousands)                                       $10,082       $16,523       $20,384       $22,646
 Average net assets for the period
  (in thousands)                                   $13,962       $17,671       $23,394       $22,544
 Ratio of gross expenses to average
  net assets(2)(3)                                   0.86%         0.86%         0.86%         0.86%
 Ratio of net expenses to average
  net assets(4)                                      0.86%         0.86%         0.86%         0.86%
 Ratio of net investment
  income/(loss) to average net
  assets                                             1.64%         0.37%         0.68%         1.50%
----------------------------------------------------------------------------------------------------




(1) Net investment income/(loss) and Dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year end.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 1.79% in 2005, 1.53% in 2004, 1.35% in 2003, and 0.97% in 2002
    before waiver of certain fees and expense offsets incurred by the Fund.

(4) The expense ratio reflects expenses after any expense offset arrangements.

 170 Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

                                               Glossary of investment terms  171

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

 172 Janus Adviser Series

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-

                                               Glossary of investment terms  173
   annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

 174 Janus Adviser Series

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.


   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.


   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest

                                               Glossary of investment terms  175
   rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve

 176 Janus Adviser Series
   selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                               Glossary of investment terms  177

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

   The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analysis and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
    AA.......................... High quality; very strong capacity to pay principal and interest.
    A........................... Strong capacity to pay principal and interest;
                                 somewhat more susceptible to the adverse effects
                                 of changing circumstances and economic
                                 conditions.
    BBB-........................ Adequate capacity to pay principal and interest;
                                 normally exhibit adequate protection parameters,
                                 but adverse economic conditions or changing
                                 circumstances more likely to lead to a weakened
                                 capacity to pay principal and interest than for
                                 higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                                 principal payments. BB - lowest degree of
                                 speculation; C - the highest degree of
                                 speculation. Quality and protective
                                 characteristics outweighed by large
                                 uncertainties or major risk exposure to adverse
                                 conditions.
    D........................... In default.

 178 Janus Adviser Series

FITCH, INC.

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
    AA.......................... High quality; very strong capacity to pay principal and interest.
    A........................... Strong capacity to pay principal and interest;
                                 somewhat more susceptible to the adverse effects
                                 of changing circumstances and economic
                                 conditions.
    BBB-........................ Adequate capacity to pay principal and interest;
                                 normally exhibit adequate protection parameters,
                                 but adverse economic conditions or changing
                                 circumstances more likely to lead to a weakened
                                 capacity to pay principal and interest than for
                                 higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                                 principal payments. BB - lowest degree of
                                 speculation; C - the highest degree of
                                 speculation. Quality and protective
                                 characteristics outweighed by large
                                 uncertainties or major risk exposure to adverse
                                 conditions.
    D........................... In default.

                                           Explanation of rating categories  179

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper to medium-grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.

    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest rated; extremely poor prospects of ever attaining investment standing.


   Unrated securities will be treated as non-investment grade securities unless the investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
   (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.


 180 Janus Adviser Series

SECURITIES HOLDINGS BY RATING CATEGORY


   During the fiscal period ended July 31, 2006, the percentage of securities holdings for the following Fund by rating category based upon a weighted monthly average was: [TO BE UPDATED BY AMENDMENT]



    FLEXIBLE BOND FUND
    --------------------------------------------------------------------

     BONDS-S&P RATING:
     AAA                                                               %
     AA                                                                %
     A                                                                 %
     BBB                                                               %
     BB                                                                %
     B                                                                 %
     CCC                                                               %
     CC                                                                %
     C                                                                 %
     Not Rated                                                         %
     Preferred Stock                                                   %
     Cash and Options                                                  %
     TOTAL                                                             %
    --------------------------------------------------------------------



    HIGH-YIELD FUND
    --------------------------------------------------------------------

     BONDS-S&P RATING:
     AAA                                                               %
     AA                                                                %
     A                                                                 %
     BBB                                                               %
     BB                                                                %
     B                                                                 %
     CCC                                                               %
     CC                                                                %
     C                                                                 %
     Not Rated                                                         %
     Preferred Stock                                                   %
     Cash and Options                                                  %
     TOTAL                                                             %
    --------------------------------------------------------------------



   No other Fund described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal period ended July 31, 2006.


                                           Explanation of rating categories  181

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-800-525-0020. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

                  The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
                  Information on the operation of the Public
                  Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                www.janus.com

                                151 Detroit Street
                                Denver, CO 80206-4805
                                1-800-525-0020

            The Trust's Investment Company Act File No. is 811-9885.

                         November 28, 2006



THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                             SUBJECT TO COMPLETION


       PRELIMINARY PROSPECTUS DATED SEPTEMBER 14, 2006


                              JANUS ADVISER SERIES

                    JANUS ADVISER INTERNATIONAL EQUITY FUND

                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)


                        This Prospectus describes Janus Adviser International Equity Fund ("International Equity Fund" or the "Fund"), a portfolio of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund.



                        The Fund currently offers five classes of shares. Class A Shares and Class C Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Janus Adviser International Equity Fund..................    2

    FEES AND EXPENSES...........................................    4

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    7
       Risks....................................................    8
       Frequently asked questions about certain risks...........    9
       General portfolio policies...............................   11

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   14
       Management expenses......................................   16
       Investment personnel.....................................   19

    OTHER INFORMATION...........................................   22

    DISTRIBUTIONS AND TAXES.....................................   26

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   29
       Choosing a share class...................................   31
       Distribution, servicing, and networking fees.............   32
       Purchases................................................   33
       Exchanges................................................   37
       Redemptions..............................................   38
       Excessive trading........................................   40
       Shareholder communications...............................   44

    FINANCIAL HIGHLIGHTS........................................   45

    GLOSSARY OF INVESTMENT TERMS................................   46


                                                            Table of contents  1

RISK/RETURN SUMMARY


--------------------------------------------------------------------------------



JANUS ADVISER INTERNATIONAL EQUITY FUND



   International Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.


INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------

   INTERNATIONAL EQUITY FUND seeks long-term growth of capital.



   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The Fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The Fund may, under unusual circumstances, invest all of its assets in a single country. The Fund may invest in emerging markets, but will normally limit such investments to 15% of its net assets. Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities.



   The Fund's 80% investment policy and 15% emerging markets limit are based on net assets plus the amount of borrowings at the time of purchase.



   The investment team applies a "bottom up" approach in choosing investments. In other words, the Fund's investment team looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the investment team is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Members of the investment team are sector specialists. While each member individually selects investments for a portion of the Fund's portfolio based on his sector expertise, investments selected through team decision normally comprise the majority of the portfolio. The largest investment weightings are based on team consensus. The decision to sell a security follows a similar consensus process. The investment team normally seeks to limit any sector exposure and country exposure to plus or minus 10% of the Fund's primary benchmark's


 2 Janus Adviser Series
   respective weighting, currently the Morgan Stanley Capital International EAFE(R) Index.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.




   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   Since the Fund did not commence operations until November 28, 2006, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the Morgan Stanley Capital International EAFE(R) Index, which is the Fund's benchmark index. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.


                                                          Risk/return summary  3

FEES AND EXPENSES


   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A Shares or Class C Shares of the Fund. Expense information shown reflects estimated annualized expenses, including networking and/or omnibus account expenses, that Class A Shares and Class C Shares expect to incur during the Fund's initial fiscal year. All expenses are shown without the effect of expense offset arrangements. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees.


   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders. [TO BE UPDATED BY AMENDMENT]


 4 Janus Adviser Series

--------------------------------------------------------------------------------

 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                              Class A  Class C
Maximum Sales Charge (load) Imposed on Purchases (as a % of
  offering price)
    International Equity Fund...............................  5.75%(2) N/A
Maximum Deferred Sales Charge (load) (as a % of the lower of original purchase price or redemption proceeds)...........  None(3)  1.00%(4)



--------------------------------------------------------------------------------

                                   ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                                           Total Annual             Net Annual
                                                                                               Fund                    Fund
                                         Management   Distribution/Service      Other       Operating     Expense    Operating
                                           Fee(5)       (12b-1) Fees(6)      Expenses(7)   Expenses(8)    Waivers   Expenses(8)
  International Equity Fund(9) -
     Class A                               0.68%             0.25%              0.75%         1.68%        0.18%       1.50%
     Class C                               0.68%             1.00%              0.75%         2.43%        0.18%       2.25%


  (1) Your financial intermediary may charge you a separate or additional fee for purchases and sales of shares.
  (2) Sales charge may be waived for certain investors.
  (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
  (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors.

  (5) The "Management Fee" is the investment advisory fee paid by each Fund to Janus Capital.


  (6) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.


  (7) Since the Fund did not commence operations until November 28, 2006, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year. Other Expenses may include networking and/or omnibus account fees charged by intermediaries with respect to processing orders in Fund shares.


  (8) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until December 1, 2007. The expense waivers shown reflect the application of such limit. The expense limit is detailed in the Statement of Additional Information.


  (9) The Fund has a performance-based investment advisory fee with a fee rate that is subject to an upward or downward adjustment effective December 1, 2007, based upon the Fund's performance relative to its benchmark index. Details discussing performance fees are included in the "Management Expenses" section of this Prospectus with further description in the Statement of Additional Information. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may effect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital. The current agreement will be in effect until December 1, 2008, unless terminated, revised, or extended.


                                                          Risk/return summary  5

   [TO BE UPDATED BY AMENDMENT]


 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. All of the examples assume that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year, and that the Fund's operating expenses without waivers remain the same. The first example assumes that you redeem all of your shares at the end of each period. The second example assumes that you keep your shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                                1 Year(1)(2)   3 Years(1)(3)
  IF CLASS A SHARES ARE REDEEMED:                               ----------------------------
    International Equity Fund - Class A                            $ 736          $ 1,074



                                                                 1 Year(4)      3 Years(3)
  IF CLASS C SHARES ARE REDEEMED:                               ----------------------------
    International Equity Fund - Class C                            $ 346           $ 758



                                                                1 Year(1)(3)   3 Years(1)(3)
  IF CLASS A SHARES ARE NOT REDEEMED:                           ----------------------------
    International Equity Fund - Class A                            $ 736          $ 1,074



                                                                 1 Year(3)      3 Years(3)
  IF CLASS C SHARES ARE NOT REDEEMED:                           ----------------------------
    International Equity Fund - Class C                            $ 246           $ 758


  (1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Fund. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
  (2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
  (3) Contingent deferred sales charge not applicable.
  (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors.
  Ongoing expenses associated with Class C Shares, over time, may exceed those of Class A Shares.

 6 Janus Adviser Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.


1. HOW ARE COMMON STOCKS SELECTED FOR THE FUND?


   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.



   Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the

                                    Principal investment strategies and risks  7
   countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize investments in companies of any particular size.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

   The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.


   Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management, and potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa). Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks.


   Janus Capital is the adviser to the Fund and the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds). Because Janus Capital is the adviser to the Janus Smart Portfolios and the funds, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expenses to increase due to a resulting smaller asset base. In addition, the Janus Smart Portfolios' portfolio manager, who also serves the role of Director of Risk Management and Performance of Janus Capital, has regular and continuous access to the holdings of the Fund as well as knowledge of, and potential impact

 8 Janus Adviser Series
   on, investment strategies and techniques of the Fund. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios.

   The officers and Trustees of the Trust also serve as officers and Trustees of the Janus Smart Portfolios. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Smart Portfolios and the Fund. The Trustees intend to address any such conflicts as deemed appropriate.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.


1. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?


   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable

                                    Principal investment strategies and risks  9
     to domestic issuers and there may be less publicly available information about foreign issuers.


   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.


   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?



   Within the parameters of its specific investment policies, the Fund will normally limit its investments in a company or companies from one or more "developing countries" or "emerging markets" to 15% of its net assets. Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM). To the extent that the Fund invests in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of the Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q, which are filed with the SEC.



   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. The Fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.



3. HOW DOES THE FUND TRY TO REDUCE RISK?


   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward

 10 Janus Adviser Series
   currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.


4. WHAT IS "INDUSTRY RISK"?


   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION

   The Fund may not always stay fully invested in stocks or bonds. For example, when the investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.


   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS

   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment


                                   Principal investment strategies and risks  11
   strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (20% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES

   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.


   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and

 12 Janus Adviser Series
   appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. Certain funds may lend their portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


                                   Principal investment strategies and risks  13

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for Class A and Class C Shares of the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. These payments currently range up to 25 basis points on sales and up to 20 basis points on assets and are subject to change. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the potential size of an institutional relationship, expected gross and/or net sales generated by the relationship, and the anticipated profitability of sales through the institutional relationship. These requirements may from time to time change. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Fund). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

   For all share classes of the Fund, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other

 14 Janus Adviser Series
   means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell Shares of the Fund.

                                                      Management of the Fund  15

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.


   The Fund incurs expenses not assumed by Janus Capital, including any distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee schedule (expressed as an annual rate) for the Fund, as well as the actual investment advisory fees paid by the Fund to Janus Capital (net of fee waivers) based on the Fund's average net assets. [TO BE UPDATED BY AMENDMENT]



                                                                              Actual Investment
                                                          Contractual         Advisory Fee (%)
                                    Average Daily         Investment        (for the Fiscal Year
                                      Net Assets      Advisory Fee (%)(1)      Ended July 31,
Fund                                   of Fund           (annual rate)              2006)
-------------------------------------------------------------------------------------------------
   International Equity Fund(2)    All Asset Levels          0.68                    N/A(3)
-------------------------------------------------------------------------------------------------



(1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to certain levels until December 1, 2008. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waivers are not reflected in the fee rate shown.


(2) Effective December 1, 2006, the Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing this performance fee are included below with further description in the Statement of Additional Information.


(3) Since the Fund did not commence operations until November 28, 2006, no Actual Investment Advisory Fee information is available.


   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's next semiannual and annual reports to shareholders.


   For International Equity Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment (described in further detail below). The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund performs relative to the MSCI EAFE(R) Index. Only the base fee rate will apply until December 2007 for the Fund, at which time the performance adjustment is applied.


 16 Janus Adviser Series

   Investment Advisory Fee = Base Fee +/- Performance Adjustment



   The investment advisory fee paid to Janus Capital by International Equity Fund consists of two components: (1) a base fee calculated by applying the current specified fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, the Performance Adjustment will apply beginning December 2007 for the Fund.



   No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The benchmark index for International Equity Fund is the MSCI EAFE(R) Index. Because the Performance Adjustment is tied to the Fund's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.



   The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the investment record of the Fund's benchmark index, Janus


                                                      Management of the Fund  17

   Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.



   The Fund's Statement of Additional Information contains additional information about performance-based fees.


 18 Janus Adviser Series

INVESTMENT PERSONNEL



INTERNATIONAL EQUITY INVESTMENT TEAM

--------------------------------------------------------------------------------

     A team of investment professionals, consisting of Doug Kirkpatrick, Julian Pick, and Laurent Saltiel, works together to select investments for the Fund. Members of the investment team are sector specialists and each member is individually responsible for a portion of the Fund's portfolio based on their sector expertise. The majority of the Fund's portfolio, however, is determined through consensus or approval of a majority of the investment team. Each member of the team is jointly responsible for the day-to-day management of the Fund.



     Doug Kirkpatrick, CFA, joined Janus Capital in 2001 as an equity research analyst. He is responsible for equity security analysis concentrating primarily on the industrials, information technology, utilities, consumer discretionary, and consumer staples sectors. Prior to joining Janus Capital, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP. He holds Bachelor's degrees in Mechanical Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston, and a Master of Business Administration degree from the University of California at Berkeley. Mr. Kirkpatrick holds the Chartered Financial Analyst designation. Julian Pick, CFA, joined Janus Capital in 1995, working as a research analyst until 2001. He re-joined Janus Capital in 2003. Mr. Pick is responsible for equity security analysis concentrating primarily on the financials and healthcare sectors. Prior to returning to Janus Capital in May 2003, he worked for Deutsche Asset Management in London, managing international and global stock portfolios for institutional clients. He holds a Bachelor's degree with distinction in Economics from George Mason University. Mr. Pick holds the Chartered Financial Analyst designation. Laurent Saltiel joined Janus Capital in 2002 as an equity research analyst. He is responsible for equity security analysis concentrating primarily on the energy, materials, telecommunication services, consumer discretionary, and consumer staples sectors. Prior to joining Janus Capital, he worked as an equity analyst at RS Investments in San Francisco researching medical devices and semiconductor capital equipment companies. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's investment personnel is included in the SAI.

                                                      Management of the Fund  19

   JANUS ADVISER INTERNATIONAL EQUITY FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF JANUS INTERNATIONAL EQUITY COMPOSITE


   The following chart shows the historical performance of the Janus International Equity Composite. The accounts in the Composite are managed by Doug Kirkpatrick, Julian Pick, and Laurent Saltiel and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser International Equity Fund. The Morgan Stanley Capital International EAFE(R) Index is the benchmark index for the Fund and the Composite. In addition, the Morgan Stanley Capital International EAFE(R) Growth Index is a secondary benchmark for the Composite.



   As of September 30, 2006, the Janus International Equity Composite consisted
   of      advisory accounts,      of which are mutual fund portfolios. As of
   this date, the total assets of the Janus International Equity Composite were
   approximately $          . Janus Adviser International Equity Fund will be
   included in the Janus International Equity Composite as of December 1, 2006. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the investment team, as well as the former portfolio managers, and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund. [TO BE UPDATED BY AMENDMENT]



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Janus Adviser International Equity Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.



   In addition, shareholders of Class A Shares of the Fund may be subject to certain sales charges upon purchases and/or a deferred sales charge upon certain redemptions, and shareholders of Class C Shares may be subject to a deferred sales charge upon certain redemptions. These are not payable by accounts in the Composite. If accounts in the Composite had been subject to these sales charges, then the performance of the Composite for the periods shown may have been lower. [TO BE UPDATED BY AMENDMENT]



                                  Average annual total return for periods ended 09/30/06
                                  ------------------------------------------------------
                                                                  1 year    Inception(1)
    Janus International Equity Composite(2)
    Morgan Stanley Capital International EAFE(R) Index(3)
    Morgan Stanley Capital International EAFE(R) Growth Index(4)
                                                                  --------------------



   (1) Effective June   , 2004, the Janus International Equity Composite adopted
       guidelines that are substantially similar to those of Janus Adviser International Equity Fund. Prior to this time, the Composite was managed under different guidelines.

 20 Janus Adviser Series

   (2) Doug Kirkpatrick, Julian Pick and Laurent Saltiel have managed the Composite since March 2006.


   (3) The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.


   (4) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities.


                                                      Management of the Fund  21

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   The Fund currently offers five classes of shares. Class A Shares and Class C Shares are offered by this Prospectus. The Shares of the Fund are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Not all financial intermediaries offer all classes.

   IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about Class I Shares, Class R Shares, or Class S Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer the Fund as an investment option would be able to direct contributions to the Fund through their plan, regardless of whether they invested in the Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. In addition, new accounts may be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration

 22 Janus Adviser Series
   whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities

                                                           Other information  23

   Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. In August 2006, the refiled complaint was dismissed by the court with prejudice.


   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.


   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision. In June 2006, the United States Supreme Court invited the Solicitor General to file a brief expressing the view of the United States.


   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

 24 Janus Adviser Series

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  25

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Distributions are made at the class level, so they may vary from class to class within the Fund.

   DISTRIBUTION SCHEDULE

   Dividends and capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your dividend may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested

 26 Janus Adviser Series
   the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

   For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   Income dividends and net capital gains distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

                                                     Distributions and taxes  27

   Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

   The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 28 Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase, exchange, or redeem Shares of the Fund directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers, or other financial intermediaries. Shares made available through full service broker-dealers are primarily available only through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent the Fund is invested in such markets.


   The price you pay for purchases of Class A Shares and Class C Shares is the public offering price, which is the NAV next determined after your order is received in good order by the Fund or its agent, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for purchases and redemptions of Shares. In order to receive a day's price, your order must be received in good order by the Fund or its agent by the close of the regular trading session of the NYSE.


   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less)

                                                         Shareholder's guide  29
   will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and
   (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made

 30 Janus Adviser Series
   between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

   The Fund has five classes of shares. Class A Shares and Class C Shares are offered by this Prospectus. Class I Shares, Class R Shares, and Class S Shares are offered in separate prospectuses. For more information about these classes of shares and whether or not you are eligible to purchase these shares, please call 1-800-525-0020. Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

   - how much you plan to invest;

   - how long you expect to own the shares;

   - the expenses paid by each class; and

   - whether you qualify for any reduction or waiver of any sales charges.

   You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to Class A Shares and Class C Shares:

    Class A Shares
    Initial sales charge on purchases               Up to 5.75%(1)
    - Reduction of initial sales charge for
      purchases of $50,000 or more
    - Initial sales charge waived for purchases of
      $1 million or more

    Deferred sales charge (CDSC)                    None except on certain redemptions of
                                                    shares purchased without an initial
                                                    sales charge(1)
    Minimum initial investment                      $2,500
    Maximum purchase                                None
    Minimum aggregate account balance               None
    12b-1 fee                                       Up to 0.25% annual distribution fee;
                                                    lower annual operating expenses than
                                                    Class C Shares because of lower 12b-1
                                                    fee

   (1) May be waived under certain circumstances.

                                                         Shareholder's guide  31

    Class C Shares
    Initial sales charge on purchases               None
    Deferred sales charge (CDSC)                    1.00% on shares redeemed within 12
                                                    months of purchase(1)
    Minimum initial investment                      $2,500
    Maximum purchase                                $500,000
    Minimum aggregate account balance               None
    12b-1 fee                                       1.00% annual fee (up to 0.75%
                                                    distribution fee and up to 0.25%
                                                    shareholder servicing fee); higher
                                                    annual operating expenses than Class
                                                    A Shares because of higher 12b-1 fee

   (1) May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND NETWORKING FEES

   DISTRIBUTION AND SHAREHOLDER SERVICING PLANS


   Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), the Fund may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class A Shares and Class C Shares based on average daily net assets of each, up to the following annual rates:



  Class                                                         12b-1 Fee for the Fund
  -------------------------------------------------------------------------------------
  Class A Shares                                                         0.25%
  Class C Shares                                                      1.00%(1)


(1) Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services.


   Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plans, service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Fund.


   Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain

 32 Janus Adviser Series
   circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


   NETWORKING AND/OR OMNIBUS POSITIONING FEE


   Certain intermediaries may charge networking and/or omnibus account fees with respect to transactions in Class A Shares and Class C Shares of the Fund that are processed through the NSCC or similar systems. These fees are paid by each Class of the Fund to Janus Services LLC, which uses such fees to reimburse intermediaries.


PURCHASES


   Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You may wish to consider such arrangements when evaluating any recommendation of the Fund.


   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS


   The minimum investment in Class A Shares and Class C Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries


                                                         Shareholder's guide  33
   close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.


   The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.


   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

   INITIAL SALES CHARGE

   CLASS A SHARES

   An initial sales charge may apply to your purchase of Class A Shares of the Fund based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.


 34 Janus Adviser Series

                                                                   Class A Sales Charge
                                                                    as a Percentage of
                                                                  ----------------------
                                                                  Offering    Net Amount
                Amount of Purchase at Offering Price              Price(1)     Invested
    Under $50,000                                                  5.75%         6.10%
    $50,000 but under $100,000                                     4.50%         4.71%
    $100,000 but under $250,000                                    3.50%         3.63%
    $250,000 but under $500,000                                    2.50%         2.56%
    $500,000 but under $1,000,000                                  2.00%         2.04%
    $1,000,000 and above                                            None(2)      None


   (1) Offering price includes the initial sales charge.
   (2) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

   Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

   - 1.00% on amounts from $1,000,000 to $4,000,000;

   - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;

   - plus 0.25% on amounts over $10,000,000.

   The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

   QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE
   You may be able to lower your Class A Shares sales charge under certain circumstances. You can combine Class A Shares and Class C Shares you already own (either in this Fund or certain other Janus funds) with your current purchase of Class A Shares of the Fund and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases is described below. Contact your financial intermediary for more information.

   Class A Shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares;
   (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

   In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include

                                                         Shareholder's guide  35
   the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agent, or your financial intermediary may not retain this information.

   RIGHT OF ACCUMULATION. You may purchase Class A Shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.


   LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter, minus (ii) the value of any redemptions of Class A Shares and Class C Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.


   AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under

 36 Janus Adviser Series
   age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

   - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

   - solely controlled business accounts; and

   - single participant retirement plans.

   To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.


   You may access information regarding sales loads, breakpoint discounts, and purchases of the Fund's shares, free of charge, and in a clear and prominent format, on our website at www.janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.


   COMMISSION ON CLASS C SHARES
   Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

   Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may generally exchange Shares of the Fund for Shares of the same class of any fund in the Trust offered through your financial intermediary or qualified plan.

   - You must meet the minimum investment amount for each fund.

   - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

                                                         Shareholder's guide  37

   WAIVER OF SALES CHARGES

   Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Fund's Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please see "Redemptions." While Class C Shares don't have any front-end sales charges, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


REDEMPTIONS

   Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

   Shares of any Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable CDSC for Class A Shares and Class C Shares, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its

 38 Janus Adviser Series
   discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

   CLASS A SHARES AND CLASS C SHARES CDSC
   A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

   CDSC WAIVERS

   There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

   - Upon the death or disability of an account owner;

   - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

   - Retirement plan shareholders taking required minimum distributions;

   - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

                                                         Shareholder's guide  39

   - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or


   - If the Fund chooses to liquidate or involuntarily redeem shares in your account.


   To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

   REINSTATEMENT PRIVILEGE

   After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - fair valuation of securities as described under "Pricing of Fund Shares;"
     and

   - redemption fees as described under "Redemption Fee" (where applicable on certain classes).

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of

 40 Janus Adviser Series
   the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   If the Fund detects excessive trading, the Fund may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive

                                                         Shareholder's guide  41
   trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading

 42 Janus Adviser Series
   in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The non-money market funds' portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The Fund's portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund will be made available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as

                                                         Shareholder's guide  43
   deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER COMMUNICATIONS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.

 44 Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   No financial highlights are presented for the Fund because it did not commence operations as of July 31, 2006.


                                                        Financial highlights  45

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

 46 Janus Adviser Series

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

                                                Glossary of investment terms  47

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-

 48 Janus Adviser Series
   annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

                                                Glossary of investment terms  49

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.


   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.


   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest

 50 Janus Adviser Series
   rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve

                                                Glossary of investment terms  51
   selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

 52 Janus Adviser Series

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                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                www.janus.com

                                151 Detroit Street
                                Denver, CO 80206-4805
                                1-800-525-0020

            The Trust's Investment Company Act File No. is 811-9885.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                                      November 28, 2006


                             SUBJECT TO COMPLETION

                PRELIMINARY PROSPECTUS DATED SEPTEMBER 14, 2006


                              JANUS ADVISER SERIES

                    JANUS ADVISER INTERNATIONAL EQUITY FUND

                                 CLASS I SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[JANUS LOGO]


                        This Prospectus describes Janus Adviser International Equity Fund ("International Equity Fund" or the "Fund"), a portfolio of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund.


                        The Fund currently offers five classes of shares. Class I Shares (the "Shares") are offered by this Prospectus. The Shares are offered only through the following types of financial intermediaries and to certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Fund to financial intermediaries for Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
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    RISK/RETURN SUMMARY
       Janus Adviser International Equity Fund..................    2

    FEES AND EXPENSES...........................................    4

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    7
       Risks....................................................    8
       Frequently asked questions about certain risks...........    9
       General portfolio policies...............................   11

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   15
       Management expenses......................................   17
       Investment personnel.....................................   20

    OTHER INFORMATION...........................................   22

    DISTRIBUTIONS AND TAXES.....................................   26

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   29
       Networking fees..........................................   31
       Purchases................................................   31
       Exchanges................................................   32
       Redemptions..............................................   33
       Redemption fee...........................................   34
       Excessive trading........................................   35
       Shareholder communications...............................   39

    FINANCIAL HIGHLIGHTS........................................   40

    GLOSSARY OF INVESTMENT TERMS................................   41



                                                            Table of contents  1

RISK/RETURN SUMMARY

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JANUS ADVISER INTERNATIONAL EQUITY FUND



   International Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.


INVESTMENT OBJECTIVE

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   INTERNATIONAL EQUITY FUND seeks long-term growth of capital.



   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The Fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The Fund may, under unusual circumstances, invest all of its assets in a single country. The Fund may invest in emerging markets, but will normally limit such investments to 15% of its net assets. Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities.



   The Fund's 80% investment policy and 15% emerging markets limit are based on net assets plus the amount of borrowings at the time of purchase.



   The investment team applies a "bottom up" approach in choosing investments. In other words, the Fund's investment team looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the investment team is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Members of the investment team are sector specialists. While each member individually selects investments for a portion of the Fund's portfolio based on his sector expertise, investments selected through team decision normally comprise the majority of the portfolio. The largest investment weightings are based on team consensus. The decision to sell a security follows a similar consensus process. The investment team normally seeks to limit any sector exposure and


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   country exposure to plus or minus 10% of the Fund's primary benchmark's respective weighting, currently the Morgan Stanley Capital International EAFE(R) Index.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   Since the Fund did not commence operations until November 28, 2006, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the Morgan Stanley Capital International EAFE(R) Index, which is the Fund's benchmark index. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.


                                                          Risk/return summary  3

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Fund. Expense information shown reflects estimated annualized expenses, including networking and/or omnibus account expenses, that Class I Shares expect to incur during the Fund's initial fiscal year. All expenses are shown without the effect of expense offset arrangements. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Class I Shares do not include sales charges when you buy or sell the Fund's Class I Shares. However, if you sell Class I Shares of the Fund that you have held for three months or less, you may pay a redemption fee.


   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders. [TO BE UPDATED BY AMENDMENT]


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 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                              Class I
Sales Charges...............................................  None
Redemption fee on shares of the Fund held for three months
  or less (as a % of amount redeemed).......................  2.00%(2)(3)
Exchange fee................................................  None(3)



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                        ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                    Total Annual             Net Annual
                                                                        Fund                    Fund
                                         Management      Other       Operating     Expense    Operating
                                           Fee(4)     Expenses(5)   Expenses(6)    Waivers   Expenses(6)
  International Equity Fund(7) - Class
    I                                      0.68%         0.75%          1.43%       0.18%       1.25%


 (1) Your financial intermediary may charge you a separate or additional fee for purchases and sales of shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.

 (3) An exchange of Class I Shares of the Fund held for three months or less may be subject to the Fund's 2.00% redemption fee.


 (4) The "Management Fee" is the investment advisory fee paid by each Fund to Janus Capital.


 (5) Since the Fund had not commenced operations until November 28, 2006, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year. Other Expenses may include networking and/or omnibus account fees charged by intermediaries with respect to processing orders in Fund shares.


 (6) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until December 1, 2007. The expense waiver shown reflects the application of such limit. The expense limit is detailed in the Statement of Additional Information.


 (7) The Fund has a performance-based investment advisory fee with a fee rate that is subject to an upward or downward adjustment effective December 1, 2007, based upon the Fund's performance relative to its benchmark index. Details discussing performance fees are included in the "Management Expenses" section of this Prospectus with further description in the Statement of Additional Information. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may effect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital. The current agreement will be in effect until December 1, 2008, unless terminated, revised, or extended.


                                                          Risk/return summary  5

 EXAMPLE:

 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                                                1 Year    3 Years
                                                                -----------------
  International Equity Fund - Class I                            $ 146     $ 452


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PRINCIPAL INVESTMENT STRATEGIES AND RISKS
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   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.


1. HOW ARE COMMON STOCKS SELECTED FOR THE FUND?


   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.



   Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the

                                    Principal investment strategies and risks  7
   countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize investments in companies of any particular size.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

   The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.




   Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management, and potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa). Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks.


   Janus Capital is the adviser to the Fund and the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds). Because Janus Capital is the adviser to the Janus Smart Portfolios and the funds, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expenses to increase due to a resulting smaller asset base. In addition, the Janus Smart Portfolios' portfolio manager, who also serves the role of Director of Risk Management and Performance of Janus Capital, has regular and continuous access to the holdings of the Fund as well as knowledge of, and potential impact

 8 Janus Adviser Series
   on, investment strategies and techniques of the Fund. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios.

   The officers and Trustees of the Trust also serve as officers and Trustees of the Janus Smart Portfolios. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Smart Portfolios and the Fund. The Trustees intend to address any such conflicts as deemed appropriate.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.


1. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?


   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable

                                    Principal investment strategies and risks  9
     to domestic issuers and there may be less publicly available information about foreign issuers.


   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.


   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?



   Within the parameters of its specific investment policies, the Fund will normally limit its investments in a company or companies from one or more "developing countries" or "emerging markets" to 15% of its net assets. Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM). To the extent that the Fund invests in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of the Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q, which are filed with the SEC.



   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. The Fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.



3. HOW DOES THE FUND TRY TO REDUCE RISK?


   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may

 10 Janus Adviser Series
   also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.


4. WHAT IS "INDUSTRY RISK"?


   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION

   The Fund may not always stay fully invested in stocks or bonds. For example, when the investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.


   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

                                   Principal investment strategies and risks  11

   OTHER TYPES OF INVESTMENTS

   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:


   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (20% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES

   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.


   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example,

 12 Janus Adviser Series
   a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. Certain funds may lend their portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.




   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in


                                   Principal investment strategies and risks  13
   taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

 14 Janus Adviser Series

MANAGEMENT OF THE FUND
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INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for Class A and Class C Shares of the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. These payments currently range up to 25 basis points on sales and up to 20 basis points on assets and are subject to change. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the potential size of an institutional relationship, expected gross and/or net sales generated by the relationship, and the anticipated profitability of sales through the institutional relationship. These requirements may from time to time change. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Fund). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

   For all share classes of the Fund, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other

                                                      Management of the Fund  15
   means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell Shares of the Fund.

 16 Janus Adviser Series

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.


   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee schedule (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (net of fee waivers) based on the Fund's average net assets. [TO BE UPDATED BY AMENDMENT]



                                                                            Actual Investment
                                                        Contractual         Advisory Fee (%)
                                  Average Daily         Investment        (for the Fiscal Year
                                   Net Assets       Advisory Fee (%)(1)      Ended July 31,
Fund                                 of Fund           (annual rate)              2006)
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   International Equity
     Fund(2)                    All Asset Levels           0.68                    N/A(3)
-----------------------------------------------------------------------------------------------



(1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to certain levels until December 1, 2008. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waivers are not reflected in the fee rate shown.


(2) Effective December 1, 2006, the Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing this performance fee are included below with further description in the Statement of Additional Information.


(3) Since the Fund did not commence operations until November 28, 2006, no Actual Investment Advisory Fee information is available.


   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's next semiannual and annual reports to shareholders.


   For International Equity Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment (described in further detail below). The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund performs relative to the MSCI EAFE(R) Index. Only the base fee rate will apply until December 2007 for the Fund, at which time the performance adjustment is applied.



   Investment Advisory Fee = Base Fee +/- Performance Adjustment


                                                      Management of the Fund  17

   The investment advisory fee paid to Janus Capital by International Equity Fund consists of two components: (1) a base fee calculated by applying the current specified fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, the Performance Adjustment will apply beginning December 2007 for the Fund.



   No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The benchmark index for International Equity Fund is the MSCI EAFE(R) Index. Because the Performance Adjustment is tied to the Fund's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.



   The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict


 18 Janus Adviser Series
   the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.



   The Fund's Statement of Additional Information contains additional information about performance-based fees.


                                                      Management of the Fund  19

INVESTMENT PERSONNEL


INTERNATIONAL EQUITY INVESTMENT TEAM

--------------------------------------------------------------------------------

     A team of investment professionals, consisting of Doug Kirkpatrick, Julian Pick, and Laurent Saltiel, works together to select investments for the Fund. Members of the investment team are sector specialists and each member is individually responsible for a portion of the Fund's portfolio based on their sector expertise. The majority of the Fund's portfolio, however, is determined through consensus or approval of a majority of the investment team. Each member of the team is jointly responsible for the day-to-day management of the Fund.



     Doug Kirkpatrick, CFA, joined Janus Capital in 2001 as an equity research analyst. He is responsible for equity security analysis concentrating primarily on the industrials, information technology, utilities, consumer discretionary, and consumer staples sectors. Prior to joining Janus Capital, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP. He holds Bachelor's degrees in Mechanical Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston, and a Master of Business Administration degree from the University of California at Berkeley. Mr. Kirkpatrick holds the Chartered Financial Analyst designation. Julian Pick, CFA, joined Janus Capital in 1995, working as a research analyst until 2001. He re-joined Janus Capital in 2003. Mr. Pick is responsible for equity security analysis concentrating primarily on the financials and healthcare sectors. Prior to returning to Janus Capital in May 2003, he worked for Deutsche Asset Management in London, managing international and global stock portfolios for institutional clients. He holds a Bachelor's degree with distinction in Economics from George Mason University. Mr. Pick holds the Chartered Financial Analyst designation. Laurent Saltiel joined Janus Capital in 2002 as an equity research analyst. He is responsible for equity security analysis concentrating primarily on the energy, materials, telecommunication services, consumer discretionary, and consumer staples sectors. Prior to joining Janus Capital, he worked as an equity analyst at RS Investments in San Francisco researching medical devices and semiconductor capital equipment companies. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's investment personnel is included in the SAI.



 20 Janus Adviser Series

   JANUS ADVISER INTERNATIONAL EQUITY FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF JANUS INTERNATIONAL EQUITY COMPOSITE


   The following chart shows the historical performance of the Janus International Equity Composite. The accounts in the Composite are managed by Doug Kirkpatrick, Julian Pick, and Laurent Saltiel and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser International Equity Fund. The Morgan Stanley Capital International EAFE(R) Index is the benchmark index for the Fund and the Composite. In addition, the Morgan Stanley Capital International EAFE(R) Growth Index is a secondary benchmark for the Composite.



   As of September 30, 2006, the Janus International Equity Composite consisted
   of      advisory accounts,      of which are mutual fund portfolios. As of
   this date, the total assets of the Janus International Equity Composite were
   approximately $          . Janus Adviser International Equity Fund will be
   included in the Janus International Equity Composite as of December 1, 2006. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the investment team, as well as the former portfolio managers, and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund. [TO BE UPDATED BY AMENDMENT]



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Janus Adviser International Equity Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.



                                  Average annual total return for periods ended 09/30/06
                                  ------------------------------------------------------
                                                                  1 year    Inception(1)
    Janus International Equity Composite(2)
    Morgan Stanley Capital International EAFE(R) Index(3)
    Morgan Stanley Capital International EAFE(R) Growth Index(4)
                                                                  --------------------



   (1) Effective June   , 2004, the Janus International Equity Composite adopted
       guidelines that are substantially similar to those of Janus Adviser International Equity Fund. Prior to this time, the Composite was managed under different guidelines.


   (2) Doug Kirkpatrick, Julian Pick and Laurent Saltiel have managed the Composite since March 2006.


   (3) The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.


   (4) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities.


                                                      Management of the Fund  21

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   The Fund currently offers five classes of shares. Class I Shares are offered by this Prospectus. The Shares are offered only through the following types of financial intermediaries and to certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Fund to financial intermediaries for Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes.


   IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class R Shares, or Class S Shares, please call 1-800-525-0020.


   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer the Fund as an investment option would be able to direct contributions to the Fund through their plan, regardless of whether they invested in the Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent

 22 Janus Adviser Series
   company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. In addition, new accounts may be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the

                                                           Other information  23

   Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.


   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. In August 2006, the refiled complaint was dismissed by the court with prejudice.


   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.


   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision. In June 2006, the United States Supreme Court invited the Solicitor General to file a brief expressing the view of the United States.


 24 Janus Adviser Series

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  25

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Distributions are made at the class level, so they may vary from class to class within the Fund.

   DISTRIBUTION SCHEDULE

   Dividends and capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your dividend may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested

 26 Janus Adviser Series
   the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

   For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181). Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

                                                     Distributions and taxes  27

   Income dividends and net capital gains distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

   Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

   The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 28 Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Shares may generally be purchased, exchanged, or redeemed only through the following types of financial intermediaries and by certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Fund to financial intermediaries for Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent the Fund is invested in such markets.

   All purchases and sales will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. In order to receive a day's price, your order must be received in good order by the Fund or its agent by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for purchases and redemptions of Class I Shares.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on

                                                         Shareholder's guide  29
   which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed

 30 Janus Adviser Series
   through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

NETWORKING FEES

   NETWORKING AND/OR OMNIBUS POSITIONING FEE

   Certain intermediaries may charge networking and/or omnibus account fees with respect to transactions in Class I Shares of the Fund that are processed through the NSCC or similar systems. These fees are paid by Class I Shares of the Fund to Janus Services LLC, which uses such fees to reimburse intermediaries.

PURCHASES

   Purchases of Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You may wish to consider such arrangements when evaluating any recommendation of the Fund.

   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS


   The minimum investment in Class I Shares is $1 million for institutional investors. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.


                                                         Shareholder's guide  31

   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.


   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN


   You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with the Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.


EXCHANGES

   Contact your financial intermediary, a Janus representative (1-800-333-1181), or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may generally exchange Shares of the Fund for Shares of the same class of any fund in the Trust offered through your financial intermediary or qualified plan.

   - You must meet the minimum investment amount for each fund.

   - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


   - An exchange of Shares from the Fund, held for three months or less, may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."


   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. In addition, accounts holding Shares directly with the Fund may make up to four round trips in the Fund in

 32 Janus Adviser Series
     a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Redemptions, like purchases, may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.



   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.


   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such

                                                         Shareholder's guide  33
   limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN


   You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with the Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.


REDEMPTION FEE


   Redemptions (and exchanges) of Shares held for three months or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.


   Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans;
   (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Contact your financial

 34 Janus Adviser Series
   intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

   In addition to the circumstances noted in the preceding paragraph, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - fair valuation of securities as described under "Pricing of Fund Shares;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain classes); and

   - exchange limitations (for accounts held directly with the Fund) as described under "Exchanges."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of

                                                         Shareholder's guide  35
   the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   If the Fund detects excessive trading, the Fund may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, for accounts holding Shares directly, the Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in the Fund in a 12-month period. The Fund's excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

 36 Janus Adviser Series

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the

                                                         Shareholder's guide  37

   Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The non-money market funds' portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The Fund's portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

 38 Janus Adviser Series

   Specific portfolio level performance attribution information and statistics for the Fund will be made available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER COMMUNICATIONS

   Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.


   Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) to obtain these reports. The Trust's fiscal year ends July 31.


                                                         Shareholder's guide  39

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   No financial highlights are presented for the Fund because it did not commence operations as of July 31, 2006.


 40 Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

                                                Glossary of investment terms  41

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

 42 Janus Adviser Series

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-

                                                Glossary of investment terms  43
   annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

 44 Janus Adviser Series

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.


   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.


   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest

                                                Glossary of investment terms  45
   rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve

 46 Janus Adviser Series
   selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  47

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                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                              www.janus.com

                              151 Detroit Street
                              Denver, CO 80206-4805
                              1-800-525-0020

            The Trust's Investment Company Act File No. is 811-9885.

                         November 28, 2006


THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.



                             SUBJECT TO COMPLETION


                PRELIMINARY PROSPECTUS DATED SEPTEMBER 14, 2006


                              JANUS ADVISER SERIES

                    JANUS ADVISER INTERNATIONAL EQUITY FUND

                                 CLASS R SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)


                        This Prospectus describes Janus Adviser International Equity Fund ("International Equity Fund" or the "Fund") a portfolio of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund.


                        The Fund currently offers five classes of shares. Class R Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Janus Adviser International Equity Fund..................    2

    FEES AND EXPENSES...........................................    4

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    7
       Risks....................................................    8
       Frequently asked questions about certain risks...........    9
       General portfolio policies...............................   11

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   15
       Management expenses......................................   17
       Investment personnel.....................................   20

    OTHER INFORMATION...........................................   22

    DISTRIBUTIONS AND TAXES.....................................   26

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   29
       Distribution and service fees............................   31
       Purchases................................................   31
       Exchanges................................................   32
       Redemptions..............................................   33
       Redemption fee...........................................   33
       Excessive trading........................................   34
       Shareholder communications...............................   38

    FINANCIAL HIGHLIGHTS........................................   40

    GLOSSARY OF INVESTMENT TERMS................................   41


                                                            Table of contents  1

RISK /RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER INTERNATIONAL EQUITY FUND



   International Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.


INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------

   INTERNATIONAL EQUITY FUND seeks long-term growth of capital.



   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The Fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The Fund may, under unusual circumstances, invest all of its assets in a single country. The Fund may invest in emerging markets, but will normally limit such investments to 15% of its net assets. Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities.



   The Fund's 80% investment policy and 15% emerging markets limit are based on net assets plus the amount of borrowings at the time of purchase.



   The investment team applies a "bottom up" approach in choosing investments. In other words, the Fund's investment team looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the investment team is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Members of the investment team are sector specialists. While each member individually selects investments for a portion of the Fund's portfolio based on his sector expertise, investments selected through team decision normally comprise the majority of the portfolio. The largest investment weightings are based on team consensus. The decision to sell a security follows a similar consensus process. The investment team normally seeks to limit any sector exposure and


 2 Janus Adviser Series
   country exposure to plus or minus 10% of the Fund's primary benchmark's respective weighting, currently the Morgan Stanley Capital International EAFE(R) Index.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.




   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   Since the Fund did not commence operations until November 28, 2006, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the Morgan Stanley Capital International EAFE(R) Index, which is the Fund's benchmark index. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.


                                                          Risk/return summary  3

FEES AND EXPENSES


   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class R Shares of the Fund. Expense information shown reflects estimated annualized expenses the Fund expects to incur during its initial fiscal year. All expenses are shown without the effect of expense offset arrangements. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Class R Shares do not include sales charges when you buy or sell the Fund's Class R Shares. However, if you sell Class R Shares of the Fund that you have held for three months or less, you may pay a redemption fee.


   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders. [TO BE UPDATED BY AMENDMENT]


 4 Janus Adviser Series

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              Class R
Sales Charges...............................................  None
Redemption fee on shares of the Fund held for three months
  or less (as a % of amount redeemed).......................  2.00%(2)(3)
Exchange fee................................................  None(3)


--------------------------------------------------------------------------------

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                                          Total Annual             Net Annual
                                                             Distribution                     Fund                    Fund
                                                Management     (12b-1)         Other       Operating     Expense    Operating
                                                  Fee(4)       Fees(5)      Expenses(6)   Expenses(7)    Waivers   Expenses(7)
   International Equity Fund(8) -
     Class R                                      0.68%         0.50%          0.89%          2.07%       0.07%       2.00%


 (1) Your financial intermediary may charge you a separate or additional fee for purchases and sales of shares.

 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.


 (3) An exchange of Class R Shares of the Fund held for three months or less may be subject to the Fund's 2.00% redemption fee.


 (4) The "Management Fee" is the investment advisory fee paid by each Fund to Janus Capital.


 (5) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.




 (6) Since the Fund had not commenced operations until November 28, 2006, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year. Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class R Shares to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement or pension plan participants or other underlying investors through institutional channels.


 (7) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until December 1, 2007. The expense waiver shown reflects the application of such limit. The expense limit is detailed in the Statement of Additional Information.


 (8) The Fund has a performance-based investment advisory fee with a fee rate that is subject to an upward or downward adjustment effective December 1, 2007, based upon the Fund's performance relative to its benchmark index. Details discussing performance fees are included in the "Management Expenses" section of this Prospectus with further description in the Statement of Additional Information. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may effect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital. The current agreement will be in effect until December 1, 2008, unless terminated, revised, or extended.


                                                          Risk/return summary  5

 EXAMPLE:


 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                                                1 Year    3 Years
                                                                -----------------
  International Equity Fund - Class R                            $ 210     $ 649


 6 Janus Adviser Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.


1. HOW ARE COMMON STOCKS SELECTED FOR THE FUND?


   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the

                                    Principal investment strategies and risks  7
   countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize investments in companies of any particular size.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

   The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.


   Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management, and potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa). Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks.


   Janus Capital is the adviser to the Fund and the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds). Because Janus Capital is the adviser to the Janus Smart Portfolios and the funds, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expenses to increase due to a resulting smaller asset base. In addition, the Janus Smart Portfolios' portfolio manager, who also serves the role of Director of Risk Management and Performance of Janus Capital, has regular and continuous access to the holdings of the Fund as well as knowledge of, and potential impact

 8 Janus Adviser Series
   on, investment strategies and techniques of the Fund. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios.

   The officers and Trustees of the Trust also serve as officers and Trustees of the Janus Smart Portfolios. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Smart Portfolios and the Fund. The Trustees intend to address any such conflicts as deemed appropriate.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable

                                    Principal investment strategies and risks  9
     to domestic issuers and there may be less publicly available information about foreign issuers.


   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.


   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


   Within the parameters of its specific investment policies, the Fund will normally limit its investments in a company or companies from one or more "developing countries" or "emerging markets" to 15% of its net assets. Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM). To the extent that the Fund invests in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of the Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q, which are filed with the SEC.



   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. The Fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.


3. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may

 10 Janus Adviser Series
   also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

4. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION

   The Fund may not always stay fully invested in stocks or bonds. For example, when the investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.


   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

                                   Principal investment strategies and risks  11

   OTHER TYPES OF INVESTMENTS

   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:


   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (20% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES

   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.


   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business

 12 Janus Adviser Series
   problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. Certain funds may lend their portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in


                                   Principal investment strategies and risks  13
   taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

 14 Janus Adviser Series

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for Class A and Class C Shares of the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. These payments currently range up to 25 basis points on sales and up to 20 basis points on assets and are subject to change. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the potential size of an institutional relationship, expected gross and/or net sales generated by the relationship, and the anticipated profitability of sales through the institutional relationship. These requirements may from time to time change. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Fund). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

   For all share classes of the Fund, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in

                                                      Management of the Fund  15
   addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell Shares of the Fund.

 16 Janus Adviser Series

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.


   The Fund incurs expenses not assumed by Janus Capital, including any administrative services fee, distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee schedule (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (net of fee waivers) based on the Fund's average net assets. [TO BE UPDATED BY AMENDMENT]



                                                                            Actual Investment
                                                        Contractual         Advisory Fee (%)
                                  Average Daily         Investment        (for the Fiscal Year
                                   Net Assets       Advisory Fee (%)(1)      Ended July 31,
Fund                                 of Fund           (annual rate)              2006)
-----------------------------------------------------------------------------------------------
   International Equity
     Fund(2)                    All Asset Levels           0.68                    N/A(3)
-----------------------------------------------------------------------------------------------



(1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to certain levels until December 1, 2008. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waivers are not reflected in the fee rate shown.


(2) Effective December 1, 2006, the Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing this performance fee are included below with further description in the Statement of Additional Information.


(3) Since the Fund did not commence operations until November 28, 2006, no Actual Investment Advisory Fee information is available.


   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's next semiannual and annual reports to shareholders.


   For International Equity Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment (described in further detail below). The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund performs relative to the MSCI EAFE(R) Index. Only the base fee rate will apply until December 2007 for the Fund, at which time the performance adjustment is applied.


                                                      Management of the Fund  17

   Investment Advisory Fee = Base Fee +/- Performance Adjustment



   The investment advisory fee paid to Janus Capital by International Equity Fund consists of two components: (1) a base fee calculated by applying the current specified fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, the Performance Adjustment will apply beginning December 2007 for the Fund.



   No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The benchmark index for International Equity Fund is the MSCI EAFE(R) Index. Because the Performance Adjustment is tied to the Fund's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.



   The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across


 18 Janus Adviser Series
   each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.



   The Fund's Statement of Additional Information contains additional information about performance-based fees.


                                                      Management of the Fund  19

INVESTMENT PERSONNEL




INTERNATIONAL EQUITY INVESTMENT TEAM

-----------------------------------------------------------------------------

     A team of investment professionals, consisting of Doug Kirkpatrick, Julian Pick, and Laurent Saltiel, works together to select investments for the Fund. Members of the investment team are sector specialists and each member is individually responsible for a portion of the Fund's portfolio based on their sector expertise. The majority of the Fund's portfolio, however, is determined through consensus or approval of a majority of the investment team. Each member of the team is jointly responsible for the day-to-day management of the Fund.



     Doug Kirkpatrick, CFA, joined Janus Capital in 2001 as an equity research analyst. He is responsible for equity security analysis concentrating primarily on the industrials, information technology, utilities, consumer discretionary, and consumer staples sectors. Prior to joining Janus Capital, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP. He holds Bachelor's degrees in Mechanical Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston, and a Master of Business Administration degree from the University of California at Berkeley. Mr. Kirkpatrick holds the Chartered Financial Analyst designation. Julian Pick, CFA, joined Janus Capital in 1995, working as a research analyst until 2001. He re-joined Janus Capital in 2003. Mr. Pick is responsible for equity security analysis concentrating primarily on the financials and healthcare sectors. Prior to returning to Janus Capital in May 2003, he worked for Deutsche Asset Management in London, managing international and global stock portfolios for institutional clients. He holds a Bachelor's degree with distinction in Economics from George Mason University. Mr. Pick holds the Chartered Financial Analyst designation. Laurent Saltiel joined Janus Capital in 2002 as an equity research analyst. He is responsible for equity security analysis concentrating primarily on the energy, materials, telecommunication services, consumer discretionary, and consumer staples sectors. Prior to joining Janus Capital, he worked as an equity analyst at RS Investments in San Francisco researching medical devices and semiconductor capital equipment companies. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's investment personnel is included in the SAI.

 20 Janus Adviser Series

   JANUS ADVISER INTERNATIONAL EQUITY FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF JANUS INTERNATIONAL EQUITY COMPOSITE


   The following chart shows the historical performance of the Janus International Equity Composite. The accounts in the Composite are managed by Doug Kirkpatrick, Julian Pick, and Laurent Saltiel and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser International Equity Fund. The Morgan Stanley Capital International EAFE(R) Index is the benchmark index for the Fund and the Composite. In addition, the Morgan Stanley Capital International EAFE(R) Growth Index is a secondary benchmark for the Composite.



   As of September 30, 2006, the Janus International Equity Composite consisted
   of      advisory accounts,      of which are mutual fund portfolios. As of
   this date, the total assets of the Janus International Equity Composite were
   approximately $          . Janus Adviser International Equity Fund will be
   included in the Janus International Equity Composite as of December 1, 2006. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the investment team, as well as the former portfolio managers, and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund. [TO BE UPDATED BY AMENDMENT]



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Janus Adviser International Equity Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.



                                  Average annual total return for periods ended 09/30/06
                                  ------------------------------------------------------
                                                                  1 year    Inception(1)
    Janus International Equity Composite(2)
    Morgan Stanley Capital International EAFE(R) Index(3)
    Morgan Stanley Capital International EAFE(R) Growth Index(4)
                                                                  --------------------



   (1) Effective June   , 2004, the Janus International Equity Composite adopted
       guidelines that are substantially similar to those of Janus Adviser International Equity Fund. Prior to this time, the Composite was managed under different guidelines.


   (2) Doug Kirkpatrick, Julian Pick and Laurent Saltiel have managed the Composite since March 2006.


   (3) The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.


   (4) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities.


                                                      Management of the Fund  21

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   The Fund currently offers five classes of shares. Class R Shares are offered by this Prospectus. The Shares of the Fund are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Not all financial intermediaries offer all classes.


   IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class I Shares, or Class S Shares, please call 1-800-525-0020.


   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer the Fund as an investment option would be able to direct contributions to the Fund through their plan, regardless of whether they invested in the Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. In addition, new accounts may be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of

 22 Janus Adviser Series
   the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, JCGI, Janus Capital, the

                                                           Other information  23

   Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. In August 2006, the refiled complaint was dismissed by the court with prejudice.


   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.


   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision. In June 2006, the United States Supreme Court invited the Solicitor General to file a brief expressing the view of the United States.


   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

 24 Janus Adviser Series

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  25

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Distributions are made at the class level, so they may vary from class to class within the Fund.

   DISTRIBUTION SCHEDULE

   Dividends and capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your dividend may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested

 26 Janus Adviser Series
   the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary as to potential tax consequences of any distributions that may be paid shortly after purchase.

   For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   Income dividends and net capital gains distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

                                                     Distributions and taxes  27

   Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

   The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 28 Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase, exchange, or redeem Shares of the Fund directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers, or other financial intermediaries. Not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent the Fund is invested in such markets.

   All purchases and sales will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. In order to receive a day's price, your order must be received in good order by the Fund or its agent by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for purchases and redemptions of Class R Shares.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant

                                                         Shareholder's guide  29
   events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

 30 Janus Adviser Series

DISTRIBUTION AND SERVICE FEES

   DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

   Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class R Shares (the "Class R Plan"), the Fund may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class R Shares at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of the Fund. Under the terms of the Class R Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Fund. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class R Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

   ADMINISTRATIVE SERVICES FEE


   Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of the Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries for providing these services to their customers who invest in the Fund.


PURCHASES


   Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the


                                                         Shareholder's guide  31

   Fund or that provide services in connection with investments in the Fund. You may wish to consider such arrangements when evaluating any recommendation of the Fund.

   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $2,500.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

   Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may generally exchange Shares of the Fund for Shares of the same class of any fund in the Trust offered through your financial intermediary or qualified plan.

   - You must meet the minimum investment amount for each fund.

   - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


   - An exchange of Shares from the Fund, held for three months or less, may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."


   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

 32 Janus Adviser Series

REDEMPTIONS

   Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.


   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

   Redemptions (and exchanges) of Shares held for three months or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

                                                         Shareholder's guide  33

   Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans;
   (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

   In addition to the circumstances noted in the preceding paragraph, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or

 34 Janus Adviser Series
   control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - fair valuation of securities as described under "Pricing of Fund Shares;"
     and

   - redemption fees as described under "Redemption Fee" (where applicable on certain classes).

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   If the Fund detects excessive trading, the Fund may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's

                                                         Shareholder's guide  35
   excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does

 36 Janus Adviser Series
   not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The non-money market funds' portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is

                                                         Shareholder's guide  37
   current. The Fund's portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund will be made available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER COMMUNICATIONS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These

 38 Janus Adviser Series
   reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.

                                                         Shareholder's guide  39

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   No financial highlights are presented for the Fund because it did not commence operations as of July 31, 2006.


 40 Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

                                                Glossary of investment terms  41

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

 42 Janus Adviser Series

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-

                                                Glossary of investment terms  43
   annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

 44 Janus Adviser Series

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.


   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.


   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest

                                                Glossary of investment terms  45
   rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve

 46 Janus Adviser Series
   selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  47

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                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                              www.janus.com

                              151 Detroit Street
                              Denver, CO 80206-4805
                              1-800-525-0020

            The Trust's Investment Company Act File No. is 811-9885.

                         November 28, 2006


THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.



                             SUBJECT TO COMPLETION


                PRELIMINARY PROSPECTUS DATED SEPTEMBER 14, 2006


                              JANUS ADVISER SERIES

                    JANUS ADVISER INTERNATIONAL EQUITY FUND


                                 CLASS S SHARES


                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

                        This Prospectus describes Janus Adviser International Equity Fund ("International Equity Fund" or the "Fund") a portfolio of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund.


                        The Fund currently offers five classes of shares. Class S Shares (the "Shares"), the initial class of shares of the Trust, are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Janus Adviser International Equity Fund..................    2

    FEES AND EXPENSES...........................................    4

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    7
       Risks....................................................    8
       Frequently asked questions about certain risks...........    9
       General portfolio policies...............................   11

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   15
       Management expenses......................................   17
       Investment personnel.....................................   20

    OTHER INFORMATION...........................................   22

    DISTRIBUTIONS AND TAXES.....................................   26

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   29
       Distribution and service fees............................   31
       Purchases................................................   31
       Exchanges................................................   32
       Redemptions..............................................   33
       Redemption fee...........................................   34
       Excessive trading........................................   35
       Shareholder communications...............................   39

    FINANCIAL HIGHLIGHTS........................................   40

    GLOSSARY OF INVESTMENT TERMS................................   41


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER INTERNATIONAL EQUITY FUND



   International Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.


INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------

   INTERNATIONAL EQUITY FUND seeks long-term growth of capital.



   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The Fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The Fund may, under unusual circumstances, invest all of its assets in a single country. The Fund may invest in emerging markets, but will normally limit such investments to 15% of its net assets. Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities.



   The Fund's 80% investment policy and 15% emerging markets limit are based on net assets plus the amount of borrowings at the time of purchase.



   The investment team applies a "bottom up" approach in choosing investments. In other words, the Fund's investment team looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the investment team is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Members of the investment team are sector specialists. While each member individually selects investments for a portion of the Fund's portfolio based on his sector expertise, investments selected through team decision normally comprise the majority of the portfolio. The largest investment weightings are based on team consensus. The decision to sell a security follows a similar consensus process. The investment team normally seeks to limit any sector exposure and


 2 Janus Adviser Series
   country exposure to plus or minus 10% of the Fund's primary benchmark's respective weighting, currently the Morgan Stanley Capital International EAFE(R) Index.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.




   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   Since the Fund did not commence operations until November 28, 2006, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the Morgan Stanley Capital International EAFE(R) Index, which is the Fund's benchmark index. The Morgan Stanley Capital EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.


                                                          Risk/return summary  3

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class S Shares of the Fund. Expense information shown reflects estimated annualized expenses the Fund expects to incur during its initial fiscal year. All expenses are shown without the effect of expense offset arrangements. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Class S Shares do not include sales charges when you buy or sell the Fund's Class S Shares. However, if you sell Class S Shares of the Fund that you have held for three months or less, you may pay a redemption fee.


   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders. [TO BE UPDATED BY AMENDMENT]


 4 Janus Adviser Series

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                              Class S
Sales Charges...............................................  None
Redemption fee on shares of the Fund held for three months
  or less (as a % of amount redeemed).......................  2.00%(2)(3)
Exchange fee................................................  None(3)



--------------------------------------------------------------------------------

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                                         Total Annual             Net Annual
                                                            Distribution                     Fund                    Fund
                                               Management     (12b-1)         Other       Operating     Expense    Operating
                                                 Fee(4)       Fees(5)      Expenses(6)   Expenses(7)    Waivers   Expenses(7)
  International Equity Fund(8) -
     Class S                                     0.68%         0.25%          0.89%          1.82%       0.07%       1.75%




 (1) Your financial intermediary may charge you a separate or additional fee for purchases and sales of shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.

 (3) An exchange of Class S Shares of the Fund held for three months or less may be subject to the Fund's 2.00% redemption fee.


 (4) The "Management Fee" is the investment advisory fee paid by each Fund to Janus Capital.


 (5) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.


 (6) Since the Fund had not commenced operations until November 28, 2006, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year. Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class S Shares to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement or pension plan participants or other underlying investors through institutional channels.


 (7) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until December 1, 2007. The expense waiver shown reflects the application of such limit. The expense limit is detailed in the Statement of Additional Information.


 (8) The Fund has a performance-based investment advisory fee with a fee rate that is subject to an upward or downward adjustment effective December 1, 2007, based upon the Fund's performance relative to its benchmark index. Details discussing performance fees are included in the "Management Expenses" section of this Prospectus with further description in the Statement of Additional Information. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may effect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital. The current agreement will be in effect until December 1, 2008, unless terminated, revised, or extended.


                                                          Risk/return summary  5

 EXAMPLE:

 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                                                                  1 Year     3 Years
                                                                                 --------------------
  International Equity Fund - Class S                                             $ 185       $ 573


--------------------------------------------------------------------------------

 6 Janus Adviser Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.


1. HOW ARE COMMON STOCKS SELECTED FOR THE FUND?


   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the

                                    Principal investment strategies and risks  7
   countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize investments in companies of any particular size.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

   The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.


   Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management, and potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa). Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks.


   Janus Capital is the adviser to the Fund and the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds). Because Janus Capital is the adviser to the Janus Smart Portfolios and the funds, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expenses to increase due to a resulting smaller asset base. In addition, the Janus Smart Portfolios' portfolio manager, who also serves the role of Director of Risk Management and Performance of Janus Capital, has regular and continuous access to the holdings of the Fund as well as knowledge of, and potential impact

 8 Janus Adviser Series
   on, investment strategies and techniques of the Fund. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios.

   The officers and Trustees of the Trust also serve as officers and Trustees of the Janus Smart Portfolios. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Smart Portfolios and the Fund. The Trustees intend to address any such conflicts as deemed appropriate.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.


1. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?


   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable

                                    Principal investment strategies and risks  9
     to domestic issuers and there may be less publicly available information about foreign issuers.


   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.


   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?



   Within the parameters of its specific investment policies, the Fund will normally limit its investments in a company or companies from one or more "developing countries" or "emerging markets" to 15% of its net assets. Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM). To the extent that the Fund invests in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of the Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q, which are filed with the SEC.



   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. The Fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.



3. HOW DOES THE FUND TRY TO REDUCE RISK?


   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may

 10 Janus Adviser Series
   also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.


4. WHAT IS "INDUSTRY RISK"?


   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION

   The Fund may not always stay fully invested in stocks or bonds. For example, when the investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.


   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

                                   Principal investment strategies and risks  11

   OTHER TYPES OF INVESTMENTS

   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:


   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (20% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES

   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.


   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business

 12 Janus Adviser Series
   problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. Certain funds may lend their portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in


                                   Principal investment strategies and risks  13
   taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

 14 Janus Adviser Series

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for Class A and Class C Shares of the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. These payments currently range up to 25 basis points on sales and up to 20 basis points on assets and are subject to change. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the potential size of an institutional relationship, expected gross and/or net sales generated by the relationship, and the anticipated profitability of sales through the institutional relationship. These requirements may from time to time change. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Fund). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

   For all share classes of the Fund, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other

                                                      Management of the Fund  15
   means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell Shares of the Fund.

 16 Janus Adviser Series

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.


   The Fund incurs expenses not assumed by Janus Capital, including any administrative services fee, distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee schedule (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (net of fee waivers) based on the Fund's average net assets. [TO BE UPDATED BY AMENDMENT]



                                                                          Actual Investment
                                                      Contractual         Advisory Fee (%)
                                Average Daily         Investment        (for the Fiscal Year
                                 Net Assets       Advisory Fee (%)(1)      Ended July 31,
Fund                               of Fund           (annual rate)              2006)
---------------------------------------------------------------------------------------------
   International Equity
     Fund(2)                  All Asset Levels           0.68                    N/A(3)
---------------------------------------------------------------------------------------------



(1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to certain levels until December 1, 2008. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waivers are not reflected in the fee rate shown.


(2) Effective December 1, 2006, the Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing this performance fee are included below with further description in the Statement of Additional Information.


(3) Since the Fund did not commence operations until November 28, 2006, no Actual Investment Advisory Fee information is available.


   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's next semiannual and annual reports to shareholders.


   For International Equity Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment (described in further detail below). The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund performs relative to


                                                      Management of the Fund  17
   the MSCI EAFE(R) Index. Only the base fee rate will apply until December 2007 for the Fund, at which time the performance adjustment is applied.



   Investment Advisory Fee = Base Fee +/- Performance Adjustment



   The investment advisory fee paid to Janus Capital by International Equity Fund consists of two components: (1) a base fee calculated by applying the current specified fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, the Performance Adjustment will apply beginning December 2007 for the Fund.



   No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The benchmark index for International Equity Fund is the MSCI EAFE(R) Index. Because the Performance Adjustment is tied to the Fund's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.



   The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the


 18 Janus Adviser Series
   investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.



   The Fund's Statement of Additional Information contains additional information about performance-based fees.


                                                      Management of the Fund  19

INVESTMENT PERSONNEL


INTERNATIONAL EQUITY INVESTMENT TEAM

--------------------------------------------------------------------------------

     A team of investment professionals, consisting of Doug Kirkpatrick, Julian Pick, and Laurent Saltiel, works together to select investments for the Fund. Members of the investment team are sector specialists and each member is individually responsible for a portion of the Fund's portfolio based on their sector expertise. The majority of the Fund's portfolio, however, is determined through consensus or approval of a majority of the investment team. Each member of the team is jointly responsible for the day-to-day management of the Fund.



     Doug Kirkpatrick, CFA, joined Janus Capital in 2001 as an equity research analyst. He is responsible for equity security analysis concentrating primarily on the industrials, information technology, utilities, consumer discretionary, and consumer staples sectors. Prior to joining Janus Capital, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP. He holds Bachelor's degrees in Mechanical Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston, and a Master of Business Administration degree from the University of California at Berkeley. Mr. Kirkpatrick holds the Chartered Financial Analyst designation. Julian Pick, CFA, joined Janus Capital in 1995, working as a research analyst until 2001. He re-joined Janus Capital in 2003. Mr. Pick is responsible for equity security analysis concentrating primarily on the financials and healthcare sectors. Prior to returning to Janus Capital in May 2003, he worked for Deutsche Asset Management in London, managing international and global stock portfolios for institutional clients. He holds a Bachelor's degree with distinction in Economics from George Mason University. Mr. Pick holds the Chartered Financial Analyst designation. Laurent Saltiel joined Janus Capital in 2002 as an equity research analyst. He is responsible for equity security analysis concentrating primarily on the energy, materials, telecommunication services, consumer discretionary, and consumer staples sectors. Prior to joining Janus Capital, he worked as an equity analyst at RS Investments in San Francisco researching medical devices and semiconductor capital equipment companies. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's investment personnel is included in the SAI.

 20 Janus Adviser Series

   JANUS ADVISER INTERNATIONAL EQUITY FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF JANUS INTERNATIONAL EQUITY COMPOSITE


   The following chart shows the historical performance of the Janus International Equity Composite. The accounts in the Composite are managed by Doug Kirkpatrick, Julian Pick, and Laurent Saltiel and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser International Equity Fund. The Morgan Stanley Capital International EAFE(R) Index is the benchmark index for the Fund and the Composite. In addition, the Morgan Stanley Capital International EAFE(R) Growth Index is a secondary benchmark for the Composite.



   As of September 30, 2006, the Janus International Equity Composite consisted
   of      advisory accounts,      of which are mutual fund portfolios. As of
   this date, the total assets of the Janus International Equity Composite were
   approximately $          . Janus Adviser International Equity Fund will be
   included in the Janus International Equity Composite as of December 1, 2006. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the investment team, as well as the former portfolio managers, and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund. [TO BE UPDATED BY AMENDMENT]



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Janus Adviser International Equity Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.



                                  Average annual total return for periods ended 09/30/06
                                  ------------------------------------------------------
                                                                  1 year    Inception(1)
    Janus International Equity Composite(2)
    Morgan Stanley Capital International EAFE(R) Index(3)
    Morgan Stanley Capital International EAFE(R) Growth Index(4)
                                                                  --------------------



   (1) Effective June   , 2004, the Janus International Equity Composite adopted
       guidelines that are substantially similar to those of Janus Adviser International Equity Fund. Prior to this time, the Composite was managed under different guidelines.


   (2) Doug Kirkpatrick, Julian Pick and Laurent Saltiel have managed the Composite since March 2006.


   (3) The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.


   (4) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities.


                                                      Management of the Fund  21

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES


   The Fund currently offers five classes of shares. Class S Shares are offered by this Prospectus. The Shares of the Fund are generally available only in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries. Not all financial intermediaries offer all classes.


   IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class I Shares, or Class R Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer the Fund as an investment option would be able to direct contributions to the Fund through their plan, regardless of whether they invested in the Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. In addition, new accounts may be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of

 22 Janus Adviser Series
   the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, JCGI, Janus Capital, the

                                                           Other information  23

   Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. In August 2006, the refiled complaint was dismissed by the court with prejudice.


   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.


   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision. In June 2006, the United States Supreme Court invited the Solicitor General to file a brief expressing the view of the United States.


   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

 24 Janus Adviser Series

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  25

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Distributions are made at the class level, so they may vary from class to class within the Fund.

   DISTRIBUTION SCHEDULE

   Dividends and capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your dividend may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested

 26 Janus Adviser Series
   the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary as to potential tax consequences of any distributions that may be paid shortly after purchase.

   For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   Income dividends and net capital gains distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

                                                     Distributions and taxes  27

   Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

   The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 28 Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase, exchange, or redeem Shares of the Fund directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers, or other financial intermediaries. The Shares are only available to broker-dealers in connection with their customers' investment in the Shares through (1) retirement plans and (2) asset allocation, wrap fee, fee-in-lieu of commission, or other discretionary or nondiscretionary investment advisory programs under which such broker-dealers charge asset-based fees. This restriction does not apply to broker-dealers that had existing agreements to purchase the Shares on behalf of their customers prior to September 30, 2004. Not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent the Fund is invested in such markets.

   All purchases and sales will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. In order to receive a day's price, your order must be received in good order by the Fund or its agent by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for purchases and redemptions of Class S Shares.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less)

                                                         Shareholder's guide  29
   will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and
   (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made

 30 Janus Adviser Series
   between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

   DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

   Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), the Fund may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund. Under the terms of the Class S Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Fund. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class S Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

   ADMINISTRATIVE SERVICES FEE


   Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries for providing these services to their customers who invest in the Fund.


PURCHASES


   Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the


                                                         Shareholder's guide  31

   Fund's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You may wish to consider such arrangements when evaluating any recommendation of the Fund.

   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment in Class S Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

   Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

 32 Janus Adviser Series

   - You may generally exchange Shares of the Fund for Shares of the same class of any fund in the Trust offered through your financial intermediary or qualified plan.

   - You must meet the minimum investment amount for each fund.

   - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


   - An exchange of Shares from the Fund, held for three months or less, may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."


   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.


   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a

                                                         Shareholder's guide  33
   request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

   Redemptions (and exchanges) of Shares held for three months or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

   Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans;
   (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due

 34 Janus Adviser Series
   to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

   In addition to the circumstances noted in the preceding paragraph, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - fair valuation of securities as described under "Pricing of Fund Shares;"
     and

   - redemption fees as described under "Redemption Fee" (where applicable on certain classes).

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of

                                                         Shareholder's guide  35
   the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   If the Fund detects excessive trading, the Fund may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive

 36 Janus Adviser Series
   trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading

                                                         Shareholder's guide  37
   in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The non-money market funds' portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The Fund's portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund will be made available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as

 38 Janus Adviser Series
   deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER COMMUNICATIONS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.

                                                         Shareholder's guide  39

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   No financial highlights are presented for the Fund because it did not commence operations as of July 31, 2006.


 40 Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

                                                Glossary of investment terms  41

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

 42 Janus Adviser Series

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-

                                                Glossary of investment terms  43
   annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

 44 Janus Adviser Series

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.


   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.


   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest

                                                Glossary of investment terms  45
   rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve

 46 Janus Adviser Series
   selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  47

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                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-9885.

November 28, 2006


GROWTH & CORE
 Janus Adviser Large Cap Growth Fund
 Janus Adviser Forty Fund
 Janus Adviser Orion Fund
 Janus Adviser Mid Cap Growth Fund
 Janus Adviser Small-Mid Growth Fund
 Janus Adviser Growth and Income Fund
 Janus Adviser Fundamental Equity Fund
   (Formerly named Janus Adviser
   Core Equity Fund)
 Janus Adviser Contrarian Fund
 Janus Adviser Balanced Fund




RISK-MANAGED
 Janus Adviser INTECH Risk-Managed
   Growth Fund
   (Formerly named Janus Adviser
   Risk-Managed Growth Fund)



 Janus Adviser INTECH Risk-Managed Core Fund
   (Formerly named Janus Adviser
   Risk-Managed Core Fund)
 Janus Adviser INTECH Risk-Managed Value Fund
   (Formerly named Janus Adviser
   Risk-Managed Value Fund)

VALUE
 Janus Adviser Mid Cap Value Fund
 Janus Adviser Small Company Value Fund


INTERNATIONAL & GLOBAL
 Janus Adviser Worldwide Fund
 Janus Adviser International Equity Fund
 Janus Adviser International Growth Fund



ALTERNATIVE
 Janus Adviser Long/Short Fund



BOND
 Janus Adviser Flexible Bond Fund
 Janus Adviser High-Yield Fund


                              JANUS ADVISER SERIES
                                 CLASS A SHARES
                                 CLASS C SHARES

                                 CLASS I SHARES


                                 CLASS R SHARES

                                 CLASS S SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares (collectively, the "Shares") of the Funds listed above, each of which is a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Fund. In addition, a subadviser is responsible for the day-to-day operations of certain Funds. The name change for Janus Adviser Fundamental Equity Fund was effective June 30, 2006. The name changes for Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund, and Janus Adviser INTECH Risk-Managed Value Fund were effective February 28, 2006.


     Shares of the Funds may generally be purchased only through institutional channels such as qualified and nonqualified retirement and pension plans, bank trust departments, broker-dealers, financial advisers, and other financial intermediaries.


     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectuses dated November 28, 2006, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-800-525-0020. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses. [TO BE UPDATED BY AMENDMENT]

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    Classification, Investment Policies and Restrictions, and
    Investment Strategies and Risks............................    2

    Investment Adviser and Subadvisers.........................   45

    Custodian, Transfer Agent, and Certain Affiliations........   72

    Portfolio Transactions and Brokerage.......................   76

    Trustees and Officers......................................   82

    Shares of the Trust........................................  104
       Net Asset Value Determination...........................  104
       Purchases...............................................  105
       Distribution and Shareholder Servicing Plans............  110
       Redemptions.............................................  114

    Income Dividends, Capital Gains Distributions, and Tax
    Status.....................................................  119

    Principal Shareholders.....................................  121

    Miscellaneous Information..................................  122
       Shares of the Trust.....................................  122
       Shareholder Meetings....................................  123
       Voting Rights...........................................  123
       Independent Registered Public Accounting Firm...........  124
       Registration Statement..................................  124

    Financial Statements.......................................  125

    Appendix A.................................................  126
       Explanation of Rating Categories........................  126

CLASSIFICATION, INVESTMENT POLICIES AND
RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

JANUS ADVISER SERIES

   This Statement of Additional Information includes information about 20 series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.


   EQUITY FUNDS. Large Cap Growth Fund, Forty Fund, Orion Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Growth and Income Fund, Fundamental Equity Fund, Contrarian Fund, Balanced Fund, Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Mid Cap Value Fund, Small Company Value Fund, Worldwide Fund, International Equity Fund, International Growth Fund, and Long/Short Fund are referred to collectively in this SAI as the "Equity Funds."


   BOND FUNDS. Flexible Bond Fund and High-Yield Fund are referred to collectively in this SAI as the "Bond Funds."

CLASSIFICATION


   The Investment Company Act of 1940, as amended, ("1940 Act") classifies mutual funds as either diversified or nondiversified. Forty Fund, Orion Fund, Contrarian Fund, and Long/Short Fund are classified as nondiversified. Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Growth and Income Fund, Fundamental Equity Fund, Balanced Fund, Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Mid Cap Value Fund, Small Company Value Fund, Worldwide Fund, International Equity Fund, International Growth Fund, Flexible Bond Fund, and High-Yield Fund are classified as diversified.


SUBADVISERS


   FUNDS SUBADVISED BY INTECH. Enhanced Investment Technologies, LLC ("INTECH") is the investment subadviser for Risk-Managed Growth Fund, Risk-Managed Core Fund, and Risk-Managed Value Fund (together, the "Risk-Managed Funds").


   FUND SUBADVISED BY PERKINS. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is the investment subadviser for Mid Cap Value Fund.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

   The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds. Each of these policies applies to all of the Funds, except policy (1), which applies only to the Funds specifically listed in that policy.


   (1) With respect to 75% of its total assets, Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Growth and Income Fund, Fundamental Equity Fund, Balanced Fund, Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Mid Cap Value Fund, Small Company Value Fund, Worldwide Fund, International Equity Fund, International Growth Fund, Flexible Bond Fund, and High-Yield Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


   Each Fund may not:

   (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities).

   Long/Short Fund may not invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities and securities of other investment companies).

   (3) Invest directly in real estate or interests in real estate; however, each Fund may own debt or equity securities issued by companies engaged in those businesses.

   (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent each Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

   (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

   (6) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

   (7) Borrow money except that each Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

   Long/Short Fund may not borrow money, except as permitted by the 1940 Act or exemptions therefrom and the rules and interpretive provisions of the Securities and Exchange Commission ("SEC") thereunder.

   As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.

   The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:


   (a) If a Fund is an approved underlying fund in a Janus fund of funds (currently Forty Fund, Risk-Managed Growth Fund, Risk-Managed Value Fund, Small Company Value Fund, and International Equity Fund), the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).



   (b) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore ("short sales against the box"). In addition, each Fund except Flexible Bond Fund, and High-Yield Fund may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets (limitation not applicable to Long/ Short Fund). Transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short.


   (c) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

   (d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

   Long/Short Fund may not mortgage, pledge, hypothecate, or in manner transfer any securities or other assets owned or held by the Fund except in connection with permitted borrowings and in connection with margin deposits, security interests, liens, and collateral arrangements with respect to transactions involving short sales, options, futures contracts, and other permitted investment techniques.

   (e) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (f) The Funds may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

   For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

   For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS

   BALANCED FUND. As an operational policy, at least 25% of the assets of Balanced Fund will normally be invested in fixed-income senior securities.

INVESTMENT STRATEGIES AND RISKS

Diversification

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A Fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a Fund that is classified as "diversified." This gives a nondiversified Fund more flexibility to focus its investments in the most attractive companies identified by the investment personnel. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified Fund, its share price can be expected to fluctuate more than a comparable diversified Fund. This fluctuation, if significant, may affect the performance of a Fund.

Cash Position

   As discussed in the Prospectuses, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Fund may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities.")


   The Risk-Managed Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These Funds may use exchange-traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These Funds may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the Funds' otherwise applicable percentage limits, policies, or their normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.


Illiquid Investments

   Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933.

   If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Fund to decline.

   Each Fund may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when the investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.

Securities Lending


   Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.


Foreign Securities


   Unless otherwise limited by its specific investment policies, each Fund, and each Risk-Managed Fund to the extent that foreign securities may be included in its benchmark index, may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a

   Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

   REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


   EMERGING MARKETS. Within the parameters of their specific investment policies, the Funds, particularly Worldwide Fund and International Growth Fund, may invest an unlimited amount of their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index(SM). International Equity Fund will normally limit its investments in emerging market countries to 15% of its net assets. Orion Fund, Small-Mid Growth Fund, and Contrarian Fund have, at times, invested a significant portion of their assets in emerging markets and may continue to do so. Investing in emerging markets involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each Fund's investments by country is contained in the Funds' shareholder reports and Form N-Q, which are filed with the SEC.

Borrowing

   Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, the Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. In addition to borrowing for leverage purposes, the Fund also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

   The use of borrowing by Long/Short Fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Short Sales


   Each Fund, with the exception of the Risk-Managed Funds, may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.



   Each Fund, with the exception of the Risk-Managed Funds, Flexible Bond Fund, and High-Yield Fund, may also engage in "naked" short sales. A Fund may engage in naked short sales when the investment personnel anticipate that a security's market purchase price will be less than its borrowing price. In a naked short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Fund must:
   (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, a Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, a Fund may also be required to pay a premium, which would increase the cost of the security sold.

   The Funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund may lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

   Until a Fund closes it short position or replaces the borrowed security, the Fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. A Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits a Fund's leveraging of its investments and the related risk of losses from leveraging. A Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. With the exception of Long/Short Fund, the total market value of all of a Fund's naked short sale positions will not exceed 8% of its net assets.


Zero Coupon, Step Coupon, and Pay-In-Kind Securities


   Within the parameters of its specific investment policies, each Fund, with the exception of the Risk-Managed Funds, may invest up to 10% (without limit for Flexible Bond Fund and High-Yield Fund) of its assets in zero coupon, pay-in-kind, and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).


   Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Fund may obtain such cash from selling other portfolio holdings which may cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment consider-ations might otherwise make it undesirable for a Fund to sell the securities at the time.

   Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities


   The Funds, with the exception of the Risk-Managed Funds, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.


   Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

   Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

   Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

   Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.


   The Funds, with the exception of the Risk-Managed Funds, also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities.

   The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Funds' Prospectuses may apply.

Investment Company Securities


   From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock;
   (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds (currently Forty Fund, Risk-Managed Growth Fund, Risk-Managed Value Fund, Small Company Value Fund, and International Equity Fund), the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Funds may invest their cash holdings in affiliated or non-affiliated money market funds and purchase unlimited shares of Janus-managed funds as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

   Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits of the 1940 Act.


Depositary Receipts


   Each Fund, and each Risk-Managed Fund to the extent that they may be included in its benchmark index, may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.


   Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' Prospectuses.

U.S. Government Securities


   To the extent permitted by its investment objective and policies, each Fund, with the exception of the Risk-Managed Funds, and particularly Balanced Fund, Flexible Bond Fund, and High-Yield Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by

   U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations


   The Funds, with the exception of the Risk-Managed Funds, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.


Other Income-Producing Securities


   Other types of income-producing securities that the Funds, with the exception of the Risk-Managed Funds, may purchase include, but are not limited to, the following types of securities:


   VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

   In order to most effectively use these investments, the investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment personnel incorrectly forecast such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

   STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker-dealer or bank to repurchase a security held by that Fund at a specified price.

   TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or its NAV could decline by the use of inverse floaters.

   STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   The Funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

Real Estate Investment Trusts ("REITs")

   REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issues by those REITs.

   Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase and Reverse Repurchase Agreements

   In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

   A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

Mortgage Dollar Rolls

   Long/Short Fund, Flexible Bond Fund, and High-Yield Fund also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar roll" transaction, a Fund sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

   A Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by a Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed security. A Fund is compensated by the difference between the current sales price and the lower forward price purchase price, often referred to as the "drop," as well as the interest earned on the cash proceeds of the initial sales.

   Successful use of mortgage dollar rolls depends on a Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.

Bank Loans

   Balanced Fund, Flexible Bond Fund, and High-Yield Fund (no more than 20% of each Fund's total assets) and Long/Short Fund (no more than 5% of the Fund's total assets) may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a lender or financial institution. Assignments and participations involve credit risk and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which a Fund invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR").

   When a Fund purchases an assignment, it typically acquires direct rights against the borrower in the loan. However, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. A Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but may otherwise be entitled to all of such bank's rights in the loan. Additional risks are involved in purchasing assignments. For example, if a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. Legal theories of lender liability could conceivably be applied against a Fund. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.

   When a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. A Fund generally will have no right to enforce compliance by the borrower with the terms of the underlying loan agreement, nor any rights with respect to set-off against the borrower and the Fund may not directly benefit from any collateral supporting the underlying loan. As a result, a Fund may assume the credit risk of both the borrower and the lender. The failure by a Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected in a reduction in the Fund's NAV.

   The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

   A Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, a Fund may be unable to sell assignments or participations at the desired time or only at a price less than fair market value.

   Notwithstanding its intention generally not to receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in a Fund's holdings. Possession of such information may in some instances occur despite Janus Capital's efforts to avoid such possession, but in other instances Janus Capital may choose to receive such information (for example, in connection with participation in a creditor's committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Janus Capital's ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on Janus Capital's ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

High-Yield/High-Risk Bonds

   High-Yield Fund may invest without limit in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.).

   Within the parameters of its specific investment policies, no other Fund intends to invest more than 35% of its net assets in such bonds, and Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Fundamental Equity Fund, Contrarian Fund, Mid Cap Value Fund, Small Company Value Fund, and International Equity Fund will, under normal circumstances, each limit its investments in such bonds to 20% or less of its net assets. The Risk-Managed Funds do not intend to invest in high-yield/high-risk bonds. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.


   Any Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds will be included in each Fund's limit on investments in bonds rated below investment grade unless the investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

   A Fund may hold defaulted securities if the investment personnel believe, based upon their analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

   FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

   DISPOSITION OF PORTFOLIO SECURITIES. Although the Funds generally will purchase securities for which the investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

   OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options, and Other Derivative Instruments

   FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

   The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Funds' custodian or subcustodian for the benefit of the

   FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business. Effective February 13, 2006, FCMs may no longer maintain margin assets with the Funds' custodian or subcustodian and are required to hold such accounts directly.

   The Funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

   Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

   The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect that Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.


   With the exception of the Risk-Managed Funds, if a Fund owns bonds and the investment personnel expect interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the NAV of that Fund from declining as much as it may have otherwise. If, on the other hand, the investment personnel expect interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.


   The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the investment personnel still may not result in a successful use of futures.

   Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

   The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

   Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

   Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

   OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

   The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.


   FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds, with the exception of the Risk-Managed Funds, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.


   The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund may invest for nonhedging purposes such as seeking to enhance return. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A

   Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

   These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if the investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

   In general, the Funds cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

   While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.


   OPTIONS ON FOREIGN CURRENCIES. The Funds, with the exception of the Risk-Managed Funds, may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.


   Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

   The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

   Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

   The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

   The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

   OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

   A put option written by a Fund is "covered" if that Fund: (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written, and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

   A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

   The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the investment personnel believe that writing the option would achieve the desired hedge.

   The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

   The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

   A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

   An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Fund may not be able to effect closing transactions in particular options and that Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

   A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

   The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

   A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

   A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

   A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.


   EURODOLLAR INSTRUMENTS. A Fund, with the exception of the Risk-Managed Funds, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.



   SWAPS AND SWAP-RELATED PRODUCTS. A Fund, with the exception of the Risk-Managed Funds, may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital or the subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.


   Long/Short Fund, Flexible Bond Fund, and High-Yield Fund may enter into credit default swap agreements (with values not to exceed 10% of the net assets of a Fund) for investment purposes and to add leverage to their portfolios. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.


   Long/Short Fund, Flexible Bond Fund, and High-Yield Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in their portfolios, in which case that Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

   ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

   Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

   The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

   In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

   A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Fund. Such participation may subject a Fund to expenses such as legal fees and may make that Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict that Fund's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by a Fund on such committees also may expose that Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that Fund's rights as a creditor or to protect the value of securities held by that Fund.

PORTFOLIO TURNOVER



   Portfolio turnover rates for the fiscal years ended July 31, 2006 and July 31, 2005 are presented in the table below. As a reference point, a portfolio turnover rate of 100% would mean that a Fund had sold and purchased securities valued at 100% of its net assets within a one-year period. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style and/or outlook of the investment personnel. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transactions costs. Higher costs associated with increased portfolio turnover may offset gains in Fund performance. [TO BE UPDATED BY AMENDMENT]



                                  Portfolio Turnover for    Portfolio Turnover for
                                  the fiscal year ended     the fiscal year ended
Fund Name                             July 31, 2006             July 31, 2005
----------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund
  Forty Fund
  Orion Fund
  Mid Cap Growth Fund
  Small-Mid Growth Fund
  Growth and Income Fund
  Fundamental Equity Fund
  Contrarian Fund
  Balanced Fund
RISK-MANAGED
  Risk-Managed Growth Fund
  Risk-Managed Core Fund
  Risk-Managed Value Fund
VALUE
  Mid Cap Value Fund
  Small Company Value Fund
INTERNATIONAL & GLOBAL
  Worldwide Fund
  International Equity Fund
  International Growth Fund
ALTERNATIVE
  Long/Short Fund
BOND
  Flexible Bond Fund
  High-Yield Fund


PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Funds, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Funds and to protect the confidentiality of the Funds' portfolio holdings. The following describes those policies and procedures.


   The non-money market funds' portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The top ten portfolio holdings for each fund (except that certain funds publish the top five portfolio holdings) are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com approximately two business days after the end of the applicable period. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for certain funds are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com.


   Long/Short Fund discloses its short positions only to the extent required in regulatory reports. Information regarding short positions is not available on www.janus.com.


   Specific portfolio level performance attribution information and statistics for the funds will be made available to any person monthly upon request, with a 30-day lag, following the posting of the funds' portfolio holdings on www.janus.com. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the funds.


   The funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

   Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or senior management team that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or senior management team is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.


   As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a Fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products. [TO BE UPDATED BY AMENDMENT]



NAME                                  FREQUENCY            LAG TIME
----                                  ---------            --------
Allfunds Bank, S.A.                   Monthly              30 days
Brockhouse & Cooper Inc.              Quarterly            Current
Callan Associates Inc.                Monthly; Quarterly   Current
Cambridge Associates LLC              Quarterly            Current
Charles River Systems, Inc.           As needed            Current
Citibank, N.A.                        Daily                Current
Credit Suisse APAF                    Monthly              30 days
CMS BondEdge                          As needed            Current
CRA RogersCasey                       Quarterly            Current
Deloitte & Touche LLP                 As needed            Current
Deloitte Tax LLP                      As needed            Current
Eagle Investment Systems Corp.        As needed            Current
Ernst & Young LLP                     As needed            Current
FactSet Research Systems, Inc.        As needed            Current
Financial Models Company, Inc.        As needed            Current
FT Interactive Data Corporation       Daily                Current
Institutional Shareholder Services,
  Inc.                                Daily                Current
International Data Corporation        Daily                Current
Investment Manager Selection Ltd.     Quarterly            30 days
Investment Technology Group, Inc.     Daily                Current
Jeffrey Slocum & Associates, Inc.     As needed            Current

NAME                                  FREQUENCY            LAG TIME
----                                  ---------            --------
Lehman Brothers Inc.                  Daily                Current
Marco Consulting Group, Inc.          Monthly              Current
Markit Loans, Inc.                    Daily                Current
Mercer Investment Consulting, Inc.    Quarterly            Current
Moody's Investors Service Inc.        Weekly               7 days or more
New England Pension Consultants       Monthly              Current
Nikko Asset Management Co., Ltd.      As needed            Current
Nomura Funds Research and
  Technologies Co., Ltd.              Monthly              Current
Nomura Securities Co., Ltd.           As needed            Current
PricewaterhouseCoopers LLP            As needed            Current
Reuters America Inc.                  Daily                Current
Rocaton Investment Advisors, LLC      As needed            Current
Russell/Mellon Analytical Services,
  LLC                                 Monthly              Current
Sapient Corporation                   As needed            Current
Schroder Investment Management
  Limited                             Quarterly            30 days
Standard & Poor's                     Daily                Current
Standard & Poor's Financial Services  Weekly               2 days or more
Standard & Poor's Securities
  Evaluation                          Daily                Current
State Street Bank and Trust Company   Daily                Current
Summit Strategies Group               Monthly; Quarterly   Current
The Macgregor Group, Inc.             As needed            Current
Wall Street On Demand, Inc.           Monthly; Quarterly   30 days; 15 days
Wilshire Associates Incorporated      As needed            Current
Yanni Partners, Inc.                  Quarterly            Current
Zephyr Associates, Inc.               Quarterly            Current

   In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

   Janus Capital manages accounts other than registered investment companies, such as separate accounts. Janus Capital also manages products sponsored by companies other than Janus Capital, including registered investment companies and separate accounts. These other products may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings.

INVESTMENT ADVISER AND SUBADVISERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

   As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


   Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds. As discussed below, Janus Capital has delegated certain of these duties for certain Funds to INTECH and Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and each Subadviser.



   In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or institutions that are or are expected to be instrumental in the acquisition or retention of shareholders for Class A and Class C Shares of the Funds or other Janus funds or that perform recordkeeping or other services with respect to shareholder accounts. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the size of an institutional relationship, gross and/or net sales generated by the relationship, and the profitability of sales through the institutional relationship. These requirements may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley DW Inc.; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from the Funds' assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected. [TO BE UPDATED BY AMENDMENT]


   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from the Funds' assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Funds.

   Janus Distributors or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds.

   The Funds pay custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Funds' transfer agent. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.

The Funds pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Fund and is calculated at the annual rate as shown below for each Fund. The following table reflects the Funds' contractual investment advisory fee rates during the most recent fiscal year.



                                                        Contractual Investment
                                  Average Daily Net       Advisory Fees (%)
Fund Name                           Assets of Fund          (annual rate)
------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund           All Asset Levels               0.64
  Forty Fund                      All Asset Levels               0.64
  Orion Fund                      All Asset Levels               0.64
  Mid Cap Growth Fund             All Asset Levels               0.64
  Small-Mid Growth Fund           All Asset Levels               0.64
  Growth and Income Fund          All Asset Levels               0.62
  Fundamental Equity Fund(1)      All Asset Levels               0.60
  Contrarian Fund                 All Asset Levels               0.64
  Balanced Fund                   All Asset Levels               0.55
RISK-MANAGED
  Risk-Managed Growth Fund        All Asset Levels               0.50
  Risk-Managed Core Fund          All Asset Levels               0.50
  Risk-Managed Value Fund         All Asset Levels               0.50
VALUE
  Mid Cap Value Fund(2)           All Asset Levels               0.64
  Small Company Value Fund        All Asset Levels               0.74
INTERNATIONAL & GLOBAL
  Worldwide Fund                  All Asset Levels               0.60(3)
  International Equity Fund       All Asset Levels               0.68
  International Growth Fund       All Asset Levels               0.64
ALTERNATIVE
  Long/Short Fund                 All Asset Levels               1.25
BOND
  Flexible Bond Fund              First $300 Million             0.50
                                  Over $300 Million              0.40
  High-Yield Fund                 First $300 Million             0.65
                                  Over $300 Million              0.55



(1) Formerly named Core Equity Fund.




(2) 50% of the investment advisory fee (less any fee waivers or expense reimbursements) is payable directly by the Fund to Perkins, the Fund's subadviser.




(3) The investment advisory agreement for the Fund with Janus Capital provides for the payment by the Fund of a base management fee at the annual rate of 0.60% of the average daily net assets of the Fund ("Base Fee"), subject to a performance fee adjustment commencing February 1, 2007, as described in the Prospectus. The performance fee adjustment is based on the total return performance of the Fund's load-waived Class A Shares ("Fund Performance") as compared to the performance of the Fund's benchmark, the Morgan Stanley Capital International World Index(SM) ("Benchmark Performance").



    Additionally, for the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital has contractually agreed to waive its right to receive a portion of the Base Fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver will apply for any calendar month in the Waiver Period if Fund Performance for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the Base Fee, is less than Benchmark Performance for that period, as follows:



    Percent by Which Fund Performance
              is Less than                    Annual Rate of Waiver
          Benchmark Performance         as Percent of Average Net Assets*
    ---------------------------------------------------------------------
                   0.0                                  0.0
                  -0.5                               0.0125
                  -1.0                               0.0250
                  -1.5                               0.0375
                  -2.0                               0.0500
                  -2.5                               0.0625
                  -3.0                               0.0750
                  -3.5                               0.0875
                  -4.0                               0.1000
                  -4.5                               0.1125
                  -5.0                               0.1250
                  -5.5                               0.1375
                  -6.0                               0.1500
    ---------------------------------------------------------------------



   * The waiver is calculated in increments of 0.0125% for every full 0.5% of Fund Performance below Benchmark Performance, with a maximum waiver of 0.15%.



     For example, the first waiver will be calculated based on Fund Performance compared to Benchmark Performance for the period from February 1, 2006 to June 30, 2006. If Fund Performance is less than Benchmark Performance by 0.5% or more, a waiver will be applied to reduce management fees paid by the Fund during the month of July 2006. A similar calculation will be repeated monthly, with each successive monthly calculation based on a period that includes the most recently completed month, until the last waiver, if any, is calculated for the period from February 1, 2006 through December 31, 2006 and applied during January 2007. The Waiver Period terminates effective January 31, 2007. Because any fee waiver will have a positive effect upon the Fund's performance, fee waivers during the Waiver Period may effect the performance fee adjustment commencing February 1, 2007, in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital after February 1, 2007, under some circumstances, may exceed the cumulative dollar amount of management fees waived by Janus Capital during the Waiver Period.



     During the Waiver Period, even if Fund Performance should exceed Benchmark Performance, the management fee will not exceed the Base Fee, and Janus Capital may not recover any management fees previously waived.



   PERFORMANCE-BASED INVESTMENT ADVISORY FEE



   APPLIES TO RISK-MANAGED CORE FUND, CONTRARIAN FUND, MID CAP VALUE FUND, WORLDWIDE FUND, AND INTERNATIONAL EQUITY FUND ONLY


   Effective January 1, 2006 for Risk-Managed Core Fund, and effective February 1, 2006 for Contrarian Fund, Mid Cap Value Fund, and Worldwide Fund, each such Fund implemented a revised investment advisory agreement that includes a change in the investment advisory fee rate from a fixed rate to a rate that adjusts upward or downward based upon each Fund's performance relative to its respective benchmark index. This change will not impact the investment advisory fee shown in the table above until a Fund's performance-based fee structure has been in effect for at least 12 months. In addition, International Equity Fund has a performance-based investment advisory fee with a fee rate that is subject to an upward or downward adjustment effective December 1, 2007, based upon the Fund's performance relative to its benchmark index. The following discussion provides additional details regarding these changes.



   Shareholders of Risk-Managed Core Fund, Contrarian Fund, Mid Cap Value Fund, and Worldwide Fund, voting separately, approved an amended investment advisory agreement between the Trust, on behalf of their Fund, and Janus Capital ("Amendment"). The Amendment introduced a performance incentive investment advisory fee structure for each Fund whereby each Fund's investment advisory fee rate adjusts upward or downward based upon the Fund's performance relative to its benchmark index.



   Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by each Fund consists of two components: (i) a base fee calculated by applying the current specified fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally will be the previous 36 months, although no Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Fund's Base Fee rate will apply for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. The amended fee schedule for each Fund became effective on January 1, 2006, February 1, 2006, or December 1, 2006, as noted above. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. As is currently the case, the investment advisory fee is paid monthly in arrears.



   For each Fund, the fixed rate used in computing the Base Fee is the same as that used in computing the fee paid to Janus Capital by the Fund under its investment advisory agreement effective during the most recent fiscal year. The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of a Fund and the Fund's benchmark index.



   The investment performance of a Fund's load-waived Class A Shares ("Class A Shares") is used for purposes of calculating the Fund's Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's load-waived Class A Shares against the investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.



   The Trustees may determine that a class of shares of a Fund other than Class A Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.



   Each Fund's benchmark index is shown below. The Trustees may from time to time determine that another securities index is a more appropriate benchmark index for purposes of evaluating the performance of that Fund. In that event, the Trustees may approve the substitution of a successor index for the Fund's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund's performance compared to its former benchmark index. Any change to a particular Fund's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to a Fund's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Fund's benchmark index is appropriate.



   It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.



   If the average daily net assets of a Fund remain constant during a 36 month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36 month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Fund had not increased its net assets during the performance measurement period.



   Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been shrinking. Assume its monthly Base Fee was 1/12(th) of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36 month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.



   The Base Fee would be computed as follows:



   $200 million x 0.60% / 12 = $100,000



   If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:



   $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.375% of $200 million.



   If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12(th) of 0.975% of $200 million.

   If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12(th) of 0.225% of $200 million.



   Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.975% in the case of outperformance, or approximately 1/12(th) of 0.225% in the case of underperformance. Under extreme circumstances, involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, Janus Capital would reimburse the applicable Fund.



   By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been growing. Assume its average daily net assets during the 36 month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.



   The Base Fee would be computed as follows:



   $800 million x 0.60% / 12 = $400,000



   If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:



   $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.094% of $800 million.



   If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12(th) of 0.694% of $800 million.



   If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12(th) of 0.506% of $800 million.



   Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.694% in the case of outperformance, or approximately 1/12(th) of 0.506% in the case of underperformance.



   The Base Fee for each Fund (which is the same as the annual investment advisory fee rate paid by the Fund during the most recent fiscal year) and the

   Fund's benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:



                                                                           Base Fee
    Fund Name                         Benchmark Index                  (annual fee rate)
    ------------------------------------------------------------------------------------
    Risk-Managed Core Fund            S&P 500(R) Index(1)                 0.50%(2)
    Contrarian Fund                   S&P 500(R) Index(1)                 0.64%
    Mid Cap Value Fund                Russell Midcap(R) Value             0.64%(4)
                                      Index(3)
    Worldwide Fund                    MSCI World(SM) Index(5)             0.60%
    International Equity Fund         MSCI EAFE(R) Index(6)               0.68%


   (1) The S&P 500(R) Index is Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   (2) Janus Capital, and not Risk-Managed Core Fund, pays INTECH, the Fund's subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital, on behalf of the Fund, and INTECH. For the fiscal year ended July 31, 2006, that fee was calculated at an annual rate of 0.26% of the Fund's average daily net assets. Effective January 1, 2007, the subadvisory fee paid by Janus Capital to INTECH will adjust up or down based on the Fund's performance relative to its benchmark index.

   (3) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates.

   (4) This amount is reduced by the amount payable by Mid Cap Value Fund to Perkins, the subadviser to Mid Cap Value Fund, pursuant to a Sub-Advisory Agreement between Janus Capital and Perkins. Under this Sub-Advisory Agreement, Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee otherwise payable by the Fund to Janus Capital (net of any reimbursements of expenses incurred or fees waived by Janus Capital). For the fiscal year ended July 31, 2006, Mid Cap Value Fund paid Perkins a subadvisory fee at the annual rate of 0.32% of the Fund's average daily net assets.


   (5) The MSCI World(SM) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region.


   (6) The MSCI EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.

   Janus Capital agreed by contract to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any class specific distribution and shareholder servicing fees (12b-1), as well as the administrative services fee applicable to Class R Shares and Class S Shares, brokerage commissions, interest, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Funds, see the table in the "Fees and Expenses" section of each prospectus. Provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to continue such waivers until at least December 1, 2007, with respect to International Equity Fund, the waiver will be in effect until December 1, 2008.



                                  Expense Limit
Fund Name                         Percentage (%)
------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund                0.66
  Forty Fund                           0.67
  Orion Fund                           0.95
  Mid Cap Growth Fund                  0.65
  Small-Mid Growth Fund                1.05
  Growth and Income Fund               0.99
  Fundamental Equity Fund(1)           0.70
  Contrarian Fund                      0.95(2)
  Balanced Fund                        0.57
RISK-MANAGED
  Risk-Managed Growth Fund             0.60
  Risk-Managed Core Fund               0.60(2)
  Risk-Managed Value Fund(3)           0.60
VALUE
  Mid Cap Value Fund                   0.74(2)
  Small Company Value Fund             1.00
INTERNATIONAL & GLOBAL
  Worldwide Fund                       0.65(2)
  International Equity Fund            1.25(2)
  International Growth Fund            0.73
ALTERNATIVE
  Long/Short Fund(3)                   1.74
BOND
  Flexible Bond Fund                   0.55
  High-Yield Fund                      0.90



(1) Formerly named Core Equity Fund.


(2) Effective January 1, 2006 for Risk-Managed Core Fund, and effective February 1, 2006 for Contrarian Fund, Mid Cap Value Fund, and Worldwide Fund, each Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. In addition, International Equity Fund has a performance-based investment advisory fee with a fee rate that is subject to an upward or downward adjustment effective December 1, 2007, based upon the Fund's performance relative to its benchmark index. Details discussing the change are included in the "Performance-Based Investment Advisory Fee" section of the SAI. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may effect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital. Unless terminated, revised, or extended, each Fund's expense limit will be in effect until December 1, 2007, with the exception of International Equity Fund, which will be in effect until December 1, 2008.




(3) Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted above, exceed the percentages stated.

   The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal years or periods ended July
   31. The information presented in the table below reflects the investment advisory fees in effect during each of the fiscal years or periods shown. [TO BE UPDATED BY AMENDMENT]



                                          2006                           2005                             2004
                                ------------------------      --------------------------      ----------------------------
Fund Name                       Advisory Fees   Waivers       Advisory Fees     Waivers       Advisory Fees       Waivers
--------------------------------------------------------------------------------------------------------------------------
GROWTH & CORE
 Large Cap Growth Fund                                         $1,715,414       $148,918       $2,614,730         $ 82,916
 Forty Fund                                                    $7,068,176       $ 12,802       $7,313,473         $      0
 Orion Fund                                                           N/A            N/A              N/A              N/A
 Mid Cap Growth Fund                                           $  653,864       $150,521       $1,510,399         $128,053
 Small-Mid Growth Fund                                                N/A            N/A              N/A              N/A
 Growth and Income Fund                                        $1,412,475             --       $1,764,641         $      0
 Fundamental Equity Fund(1)                                    $  248,851       $136,264       $  303,857         $101,822
 Contrarian Fund                                                      N/A            N/A              N/A              N/A
 Balanced Fund                                                 $3,741,111       $101,608       $6,151,574         $ 64,359
RISK-MANAGED
 Risk-Managed Growth Fund                                      $  325,525       $113,628       $  285,669         $ 63,936
 Risk-Managed Core Fund                                        $   80,362       $ 80,362(2)    $   75,496         $ 75,496(2)
 Risk-Managed Value Fund                   (3)          (3)           N/A            N/A              N/A              N/A
VALUE
 Mid Cap Value Fund                                            $  286,884       $113,990       $  102,065         $ 91,723
 Small Company Value Fund                                      $  144,379       $ 72,663       $  109,588         $109,588(2)
INTERNATIONAL & GLOBAL
 Worldwide Fund                                                $3,519,279       $ 14,207       $6,691,504         $215,469
 International Equity Fund(4)           N/A          N/A              N/A            N/A              N/A              N/A
 International Growth Fund                                     $1,906,536       $ 51,612       $2,733,301         $ 29,598
ALTERNATIVE
 Long/Short Fund(5)                     N/A          N/A              N/A            N/A              N/A              N/A
BOND
 Flexible Bond Fund                                            $  343,059       $134,069       $  646,777         $111,543
 High-Yield Fund                                                      N/A            N/A              N/A              N/A



(1) Formerly named Core Equity Fund.




(2) Fee waiver by Janus Capital exceeded the advisory fee.




(3) December 30, 2005 (inception) to July 31, 2006.


(4) Commenced investment operations on November 28, 2006.


(5) Commenced investment operations on August 1, 2006.



   Each Fund's Advisory Agreement is dated [          ]. Each Fund's Advisory
   Agreement will continue in effect until [          ], and thereafter from
   year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement:
   (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund. [TO BE UPDATED BY AMENDMENT]




SUBADVISERS


   Janus Capital has entered into Sub-Advisory Agreements on behalf of Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, and Mid Cap Value Fund.


ENHANCED INVESTMENT TECHNOLOGIES, LLC


   Janus Capital has entered into a Sub-Advisory Agreement with Enhanced Investment Technologies, LLC, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, on behalf of Risk-Managed Growth Fund, Risk-Managed Core Fund, and Risk-Managed Value Fund.



   INTECH has been in the investment advisory business since 1987. INTECH also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts. Janus Capital indirectly owns approximately 82.5% of the outstanding voting shares of INTECH.



   Under the Sub-Advisory Agreement between Janus Capital and INTECH, INTECH is responsible for the day-to-day investment operations of Risk-Managed Growth Fund, Risk-Managed Core Fund, and Risk-Managed Value Fund. Investments will be acquired, held, disposed of, or loaned, consistent with the investment objectives, policies, and restrictions established by the Trustees and set forth in the Trust's registration statement. INTECH is also obligated to: (i) place all orders for the purchase and sale of investments for the Funds with brokers or dealers selected by INTECH; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Funds; and (iv) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Funds. The Sub-Advisory Agreement provides that INTECH shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement and except to the extent otherwise provided by law.



   The Sub-Advisory Agreement is dated [          ], as amended [          ],
   and will continue in effect until [          ], and thereafter from year to
   year if such
   continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Funds and in either case by vote of a majority of the Independent Trustees of the Funds. The Sub-Advisory Agreement is subject to termination by the Funds or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.


   PERFORMANCE-BASED SUB-ADVISORY FEE



   APPLIES TO RISK-MANAGED CORE FUND


   Effective January 1, 2006, the subadvisory fee rate for Risk-Managed Core Fund changed from a fixed rate to a rate that adjusts upward or downward based upon the performance of the Fund's load-waived Class A Shares relative to its benchmark index. This change will not impact the subadvisory fee until January 1, 2007. Janus Capital, and not Risk-Managed Core Fund, pays this fee. The following discussion provides additional details regarding this change.



   On December 29, 2005, shareholders of Risk-Managed Core Fund approved an amended subadvisory agreement between Janus Capital, on behalf of the Fund, and INTECH that introduces a performance incentive subadvisory fee structure. The subadvisory fee rate payable by Janus Capital to INTECH changed from a fixed rate to a rate that adjusts upward or downward based upon the performance of the Fund's load-waived Class A Shares relative to its benchmark index, the S&P 500(R) Index. Under the Amended Sub-Advisory Agreement, the subadvisory fee rate paid by Janus Capital to INTECH consists of two components: (i) a base fee calculated and accrued daily and payable monthly equal to 0.26% of the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) half of any performance fee adjustment paid to Janus Capital by the Fund ("Performance Adjustment") pursuant to the investment advisory agreement between Janus Capital and the Trust, on behalf of the Fund as approved by shareholders on December 29, 2005. No Performance Adjustment is paid to INTECH until the proposed amended subadvisory agreement has been in effect for at least 12 months (which is January 1, 2007).



   The Base Fee rate is the same as the current annual fixed-rate fee paid by Janus Capital to INTECH under its Sub-Advisory Agreement in effect during the most recent fiscal year. The Performance Adjustment is calculated monthly and may result in an increase or decrease in the subadvisory fee rate paid by Janus Capital to INTECH, depending upon the investment performance of the Fund's load-waived Class A Shares relative to the S&P 500(R) Index over the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee versus average daily net assets over the performance measurement period for the Performance Adjustment).


   The amended subadvisory agreement and the new fee schedule became effective on January 1, 2006. For the first 12 months after the effective date, only the Base Fee rate applies. When the amended subadvisory agreement has been in effect for at least 12 months, but less than 36 months, the performance measurement period equals the time that has elapsed since the amended subadvisory agreement took effect and the Performance Adjustment will be calculated for that performance measurement period. Once the Fund has 36 months of performance history from the effective date, the Performance Adjustment is calculated using a rolling 36 month period.


PERKINS, WOLF, MCDONNELL AND COMPANY, LLC


   Janus Capital has entered into a Sub-Advisory Agreement on behalf of Mid Cap Value Fund with Perkins, Wolf, McDonnell and Company, LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.


   Perkins: (i) manages the investment operations of the Fund; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Fund, its condition, investment decisions and conditions; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Fund; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports.

   Perkins and its predecessor have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital has a 30% ownership stake in Perkins.

   Under the Sub-Advisory Agreement between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Sub-Advisory Agreement provides that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement and except to the extent otherwise provided by law.


   Under the Sub-Advisory Agreement, Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee Janus Capital receives from the Fund (calculated after any fee waivers and expense reimbursements). As a result of the reduction of advisory fees paid by Mid Cap Value Fund to Janus Capital in connection with the Assurance of Discontinuance entered into with the New York Attorney General in August 2004, Janus Capital has agreed until January 31, 2007, to pay Perkins a fee equivalent to approximately one-half of the reduction with respect to the Fund.



   The Sub-Advisory Agreement with Perkins will continue in effect until February 1, 2007, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the Independent Trustees of the Fund. The Sub-Advisory Agreement is subject to termination without cause by Janus Capital or the Trust on 60 days' written notice, or material breach of Janus Capital's or Perkins' duties if that breach is not cured within a 20-day period after notice of breach, or if Perkins is unable to discharge its duties and obligations, and terminates automatically in the event of the assignment or termination of the Investment Advisory Agreement. Perkins may terminate the Sub-Advisory Agreement upon three years' notice.


   Janus Capital and Perkins have also entered into a Relationship Agreement, which sets forth a framework of mutual cooperation between the parties with respect to the developing, marketing, and servicing of products. Among other things, Janus Capital agrees that it will not terminate or recommend to the Trustees that they terminate the Sub-Advisory Agreement with Perkins, except for cause, as long as the Relationship Agreement is in effect. Among other things, Perkins agrees to provide Janus Capital with exclusive rights to certain value investment products and limit its ability to terminate the Sub-Advisory Agreement without cause. Accordingly, both Janus Capital and Perkins have financial incentives to maintain the relationship between the parties.


   PERFORMANCE-BASED SUB-ADVISORY FEE



   APPLIES TO MID CAP VALUE FUND


   As a result of shareholder approval of Mid Cap Value Fund's amended investment advisory agreement between Janus Capital and the Trust, on behalf of the Fund, effective February 1, 2006, the subadvisory fee paid to Perkins changed from a fixed-rate fee to a fee that adjusts upward or downward based on the performance of the Fund's load-waived Class A Shares relative to the Russell Midcap(R) Value Index, the Fund's benchmark index. In accordance with the Sub-Advisory Agreement, Perkins receives a fee from the Fund equal to 50% of the advisory fee payable to Janus Capital from the Fund before reduction of the Janus fee by the amount of the fee payable to Perkins (net of any reimbursement of expenses incurred or fees waived by Janus Capital).

   Under each Sub-Advisory Agreement, the respective subadviser was compensated according to the following schedule for the fiscal year ended July 31, 2006.



    Fund                                                      Subadviser   Annual Rate (%)
    --------------------------------------------------------------------------------------
    Risk-Managed Growth Fund                                   INTECH           0.26
    Risk-Managed Core Fund                                     INTECH           0.26
    Risk-Managed Value Fund                                    INTECH           0.26
    Mid Cap Value Fund                                         Perkins          0.32(1)


   (1) Net of fee reimbursement.


   The Risk-Managed Funds pay no fees directly to INTECH. Janus Capital pays these subadvisory fees out of its advisory fees. During the fiscal year ended July 31, 2006, Mid Cap Value Fund paid subadvisory fees to Perkins of
   $[          ].


ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISERS

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital and Perkins, accounts will participate in an IPO if the investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the investment personnel's account group among all participating investment personnel. Any account(s) participating in an IPO which has been classified (small, mid, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group (small, mid, or large-cap) will continue to have the investment personnel's original indication/target filled in the after market unless instructed by the investment personnel to do otherwise. The investment personnel intend to build a long-term position in the company and purchase securities in both the initial offering and in the immediate aftermarket. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.


   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.


   Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management, and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.



   Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as described under "Additional Information about Janus Capital." In addition, procedures prohibit the execution of a short sale by Long/Short Fund when another fund or account managed by Long/Short Fund's investment personnel hold the security long. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Long/Short Fund and other Janus funds and accounts.



   INTECH has adopted its own allocation procedures, which apply to the Risk-Managed Funds. INTECH, the subadviser for Risk-Managed Growth Fund, Risk-Managed Core Fund, and Risk-Managed Value Fund, generates daily trades for all of its clients, including Risk-Managed Growth Fund, Risk-Managed Core Fund, and Risk-Managed Value Fund, using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.


   Perkins, the subadviser for Mid Cap Value Fund, may buy and sell securities, or engage in other investments, on behalf of multiple clients, including Mid Cap Value Fund. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.

   Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

   Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

   Janus Capital, INTECH, and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital, INTECH, and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts;
   (iv) adhere to the highest standards
   of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital, INTECH, and Janus Distributors personnel, as well as the Trustees and Officers of the Funds are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital, INTECH, and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, INTECH, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital, INTECH, and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

   Perkins has adopted its own Code of Ethics, (the "Code"), which Perkins has certified complies with Rule 17j-1 under the 1940 Act. The Code establishes policies and procedures that govern certain types of personal securities transactions by employees of Perkins. Subject to the requirements and restrictions of the Code, individuals are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds. The Code has provisions that require the employees of Perkins to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Funds and to avoid serving their own personal interests ahead of the Funds and their shareholders.

PROXY VOTING POLICIES AND PROCEDURES

   Each Fund's Board of Trustees has delegated to Janus Capital or the Fund's subadviser, as applicable, the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's or the applicable subadviser's own policies and procedures. Summaries of Janus Capital's or the applicable subadviser's policies and procedures are available: (i) without charge, upon request, by calling 1-800-525-0020; (ii) on the Funds' website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com.

   Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital's portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer (or Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

Enhanced Investment Technologies, LLC
Proxy Voting Procedures


   The following are the procedures for INTECH with respect to the voting of proxies on behalf of all clients for which INTECH has been delegated the responsibility for voting proxies and the keeping of records relating to proxy voting.



   GENERAL POLICY. INTECH's investment process involves buy and sell decisions that are determined solely by a mathematical formula that selects target holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, INTECH does not perform corporate research analysis. Accordingly, INTECH has engaged Institutional Shareholder Services ("ISS") to vote all proxies on behalf of client accounts in accordance, at the client's discretion, with the ISS U.S. Proxy Voting Guidelines or ISS Taft-Hartley U.S. Proxy Voting Guidelines (individually and collectively referred to as "ISS Recommendations"). INTECH's standard proxy voting procedure is to vote proxies pursuant to ISS Taft-Hartley U.S. Proxy Voting Guidelines ("ISS-TH"), which were developed by ISS in conjunction with the AFL-CIO (formerly known as the ISS Proxy Voting Service or PVS Guidelines). INTECH also offers clients the option of voting proxies in accordance with the ISS U.S. Proxy Voting Guidelines ("ISS-U.S."), which are generally more management oriented. Concurrent with the adoption of these procedures, INTECH will not accept direction in the voting of proxies for which it has voting responsibility from any person or organization other than the ISS Recommendations. INTECH will only accept direction from a client to vote proxies for the client's account pursuant to the ISS-U.S. or ISS-TH Proxy Voting Guidelines.



   DELEGATION OF PROXY VOTING ADMINISTRATION. INTECH has engaged the services of the Investment Accounting Operations Group of Janus Capital to provide the administration for its proxy voting.

   JANUS INVESTMENT ACCOUNTING OPERATIONS GROUP. The Janus Investment Accounting Operations Group works with ISS and is responsible to INTECH for ensuring that all proxies are voted consistent with the ISS-U.S. or ISS-TH Proxy Voting Guidelines.



   VOTING AND USE OF PROXY VOTING SERVICE. Pursuant to its relationship with Janus Capital, INTECH has engaged ISS, an independent Proxy Voting Service, to assist in the voting of proxies. ISS is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. ISS is responsible for working with the Janus Investment Accounting Operations Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus Capital upon request. ISS will process all proxy votes in accordance with the ISS-U.S. or ISS-TH Proxy Voting Guidelines. In absence of specific client direction, INTECH will direct ISS to vote proxies in accordance with ISS-TH Guidelines. Janus Capital has instructed ISS to vote all Janus mutual fund proxies, for which INTECH has voting authority, in accordance with the ISS-U.S. Guidelines.


   CONFLICTS OF INTEREST. INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:


   - ISS shall vote all proxies on INTECH's behalf in accordance with the ISS-U.S. or ISS-TH Proxy Voting Guidelines. In its capacity as administrator, Janus Capital shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.



   - The Janus Investment Accounting Operations Group is not authorized to override any recommendation except upon the receipt of express written authorization from INTECH's Chief Compliance Officer. The Janus Investment Accounting Operations Group shall maintain records of all overrides, including all required authorizations.



   - Without limiting the foregoing, the Janus Investment Accounting Operations Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus Capital or its affiliates with respect to a particular matter.



   - Any attempts to influence the proxy voting process shall be reported immediately to INTECH's Chief Compliance Officer.



   - All client accounts are prohibited from investing in securities of Janus Capital or securities of its publicly traded affiliates. INTECH maintains a Restricted List of securities that may not be purchased on behalf of the individual accounts which includes, among other things, affiliates of such accounts. The trading system is designed to prohibit transactions in all securities on the Restricted List.



   In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that ISS seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the INTECH Chief Compliance Officer to determine whether a material conflict exists. The matter will be reviewed by INTECH's Chief Operating Officer, Chief Legal Counsel, and Chief Compliance Officer ("Proxy Review Group"). To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS recommendation unless otherwise determined by the Proxy Review Group.



   As disclosed above, in the absence of specific client direction, INTECH will direct ISS to vote proxies in accordance with ISS-TH Guidelines. The ISS-TH Guidelines are based upon the AFL-CIO Proxy Voting Guidelines which comply with the fiduciary standards delineated by the U.S. Department of Labor for Taft-Hartley accounts. INTECH selected the ISS-TH Guidelines as they apply a reasonable standard for enhancing shareholder value as it relates to corporate governance matters. INTECH's policy may result in INTECH obtaining and retaining Taft-Hartley (or other union-affiliated) clients.



   REPORTING AND RECORD RETENTION. On a quarterly basis, INTECH will provide its clients with the proxy voting record for that client's account. Janus Capital, on INTECH's behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients, and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and the ISS-U.S. and ISS-TH Guidelines. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.


   REVIEW OF POLICY. INTECH shall periodically review this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interest of clients.

Perkins, Wolf, McDonnell and Company, LLC
Proxy Voting Summary for Mutual Funds

   Perkins votes proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES


   Perkins has developed proxy voting guidelines (the "Perkins Wolf Guidelines") that influence how Perkins portfolio managers vote proxies on securities held by the portfolios Perkins manages. The Perkins Wolf Guidelines, which include recommendations on most major corporate issues, have been developed by the Perkins Wolf Proxy Voting Committee (the "Proxy Voting Committee"). Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Wolf Guidelines, however, a portfolio manager may choose to vote differently than the Perkins Wolf Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins' behalf, has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.



   The role of the Proxy Voting Committee is to develop the Perkins Wolf Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Perkins believes that application of the Perkins Wolf Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Wolf Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Perkins Wolf Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research).


   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Perkins Wolf Guidelines for use in voting proxies. Below is a summary of some of the more significant Perkins Wolf Guidelines.

   BOARD OF DIRECTORS ISSUES
   Perkins will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Perkins will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Perkins reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Perkins will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Perkins will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

   GENERAL CORPORATE ISSUES
   Perkins will generally oppose proposals regarding supermajority voting rights. Perkins will generally oppose proposals for different classes of stock with different voting rights. Perkins will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Perkins will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Perkins Wolf Guidelines, Perkins will generally vote pursuant to that Perkins Wolf Guideline. Perkins will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Perkins Wolf will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Wolf Guidelines.

CUSTODIAN, TRANSFER AGENT, AND
CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

   State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Funds. Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of each Fund for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in Class R Shares and Class S Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

   For the fiscal years or periods ended July 31, the total amounts paid by Class R Shares and Class S Shares of the Funds to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and service providers) for administrative services are summarized below. [TO BE UPDATED BY AMENDMENT]



                                                Administrative    Administrative    Administrative
                                                   Services          Services          Services
                                                     Fees              Fees              Fees
Fund Name                                       July 31, 2006    July 31, 2005(1)   July 31, 2004
--------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund
    Class R Shares                                                  $       22                --
    Class S Shares                                                  $  664,254        $  999,630
  Forty Fund
    Class R Shares                                                  $       23                --
    Class S Shares                                                  $2,697,562        $2,768,136
  Orion Fund
    Class R Shares                                                         N/A               N/A
    Class S Shares                                                         N/A               N/A
  Mid Cap Growth Fund
    Class R Shares                                                  $       23                --
    Class S Shares                                                  $  249,346        $  577,667
  Small-Mid Growth Fund
    Class R Shares                                                         N/A               N/A
    Class S Shares                                                         N/A               N/A
  Growth and Income Fund
    Class R Shares                                                  $       23                --
    Class S Shares                                                  $  544,278        $  646,924
  Fundamental Equity Fund(2)
    Class R Shares                                                  $       22                --
    Class S Shares                                                  $   82,009        $   91,444
  Contrarian Fund
    Class R Shares                                                         N/A               N/A
    Class S Shares                                                         N/A               N/A
  Balanced Fund
    Class R Shares                                                  $       21                --
    Class S Shares                                                  $1,652,426        $2,325,650
RISK-MANAGED
  Risk-Managed Growth Fund
    Class R Shares                                                  $       22                --
    Class S Shares                                                  $  141,530        $  100,429
  Risk-Managed Core Fund
    Class R Shares                                                  $       23                --
    Class S Shares                                                  $   22,428        $   17,777
  Risk-Managed Value Fund
    Class R Shares                                       (3)               N/A               N/A
    Class S Shares                                       (3)               N/A               N/A

                                                Administrative    Administrative    Administrative
                                                   Services          Services          Services
                                                     Fees              Fees              Fees
Fund Name                                       July 31, 2006    July 31, 2005(1)   July 31, 2004
--------------------------------------------------------------------------------------------------
VALUE
  Mid Cap Value Fund
    Class R Shares                                                  $      912                --
    Class S Shares                                                  $   87,117        $   37,292
  Small Company Value Fund
    Class R Shares                                                  $       29                --
    Class S Shares                                                  $   47,439        $   36,094
INTERNATIONAL & GLOBAL
  Worldwide Fund
    Class R Shares                                                  $       22                --
    Class S Shares                                                  $1,464,242        $2,583,397
  International Equity Fund(4)
    Class R Shares                                       N/A               N/A               N/A
    Class S Shares                                       N/A               N/A               N/A
  International Growth Fund
    Class R Shares                                                  $       24                --
    Class S Shares                                                  $  739,374        $1,047,659
ALTERNATIVE
  Long/Short Fund(5)
    Class R Shares                                       N/A               N/A               N/A
    Class S Shares                                       N/A               N/A               N/A
BOND
  Flexible Bond Fund
    Class R Shares                                                  $       21                --
    Class S Shares                                                  $  151,799        $  215,485
  High-Yield Fund
    Class R Shares                                                         N/A               N/A
    Class S Shares                                                         N/A               N/A


(1) September 30, 2004 (class inception) to July 31, 2005 for Class R Shares.

(2) Formerly named Core Equity Fund.




(3) December 30, 2005 (inception) to July 31, 2006.


(4) Commenced investment operations on November 28, 2006.


(5) Commenced investment operations on August 1, 2006.


   Janus Services is not compensated for its services related to Class A Shares, Class C Shares, and Class I Shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the networking and/or omnibus account fees which certain intermediaries charge with respect to transactions in the Funds that are processed through the National Securities Clearing Corporation ("NSCC") or similar systems.

   The Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for each Fund, except for Flexible Bond Fund and High-Yield Fund, which each pay $3.98 per shareholder account for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations. In addition, the Funds use the DST sharelot system to track and process
 74
   redemption fees and contingent deferred sales charges. For this system, the Funds currently pay DST at an annual rate of $0.40 per account. This fee is only charged to classes of the Funds with redemption fees or contingent deferred sales charges.

   Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


   Janus Capital places all portfolio transactions of the Funds, except for the Risk-Managed Funds. With respect to the Risk-Managed Funds, INTECH places portfolio transactions using its proprietary trade system software. With respect to Mid Cap Value Fund, Janus Capital places all portfolio transactions solely upon Perkins' direction.


   Janus Capital and Perkins have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital and Perkins may occasionally pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for funds subadvised by Perkins, Janus Capital acts on behalf of and in consultation with Perkins. Those factors include, but are not limited to: Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins) determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research, and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins, as applicable. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities, and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses, and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists, and government officials; and other research products and services that assist Janus Capital or Perkins, as applicable, in carrying out their responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and Perkins do not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

   Long/Short Fund intends to maintain a prime brokerage arrangement to facilitate short sale transactions. A prime broker may provide, and the current prime broker of the Fund is expected to provide, services and products to Janus Capital in connection with the lending, short selling facilities, and related services the prime broker provides to the Fund and other clients. These services may include, without limitation, electronic interfaces, software and various reports in connection with short sale activity. As a result of these services and products, Janus Capital may have an incentive to use the prime broker to effect transactions for the Fund or to accept less favorable pricing for prime brokerage services (including interest and similar charges on short positions).


   For the fiscal year ended July 31, 2006, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below. [TO BE UPDATED BY AMENDMENT]



Fund Name                                                     Commissions    Transactions
-----------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund
  Forty Fund
  Mid Cap Growth Fund
  Growth and Income Fund
  Fundamental Equity Fund(1)
  Balanced Fund
VALUE
  Mid Cap Value Fund
INTERNATIONAL & GLOBAL
  Worldwide Fund
  International Growth Fund



(1) Formerly named Core Equity Fund.



Note: Funds that are not included in the table did not pay any commissions related to research for the stated period.

   Janus Capital and Perkins do not guarantee any broker the placement of a pre-determined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services earned from equity trades may be used for fixed-income or other clients that normally do not pay brokerage commissions. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including Mid Cap Value Fund.

   Janus Capital and Perkins may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital's and Perkins' receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would not hinder best execution efforts.

   INTECH has a policy of seeking to obtain best execution (obtaining the most favorable price and efficient execution). INTECH seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. INTECH may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in INTECH's opinion, to do so will further the goal of obtaining the best available execution. Commissions are negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates with respect to any securities transactions involving a commission payment. Periodically, reviews are conducted of the allocation among brokers of orders for equity securities and the commissions that were paid.


   INTECH does not consider research services in selecting brokers. For the Risk-Managed Funds, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.


   When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital or the subadviser better prices and executions will be achieved through the use of a broker.

   The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal years or periods ending on July 31 of each year shown. [TO BE UPDATED BY AMENDMENT]



Fund Name                                                   2006        2005         2004
--------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund                                               $406,850    $  360,655
  Forty Fund                                                          $593,183    $  868,186
  Orion Fund                                                               N/A    $      N/A
  Mid Cap Growth Fund                                                 $ 74,777    $  211,022
  Small-Mid Growth Fund                                                    N/A    $      N/A
  Growth and Income Fund                                              $231,944    $  356,900
  Fundamental Equity Fund(1)                                          $ 58,838    $   74,971
  Contrarian Fund                                                          N/A    $      N/A
  Balanced Fund                                                       $479,103    $  930,261
RISK-MANAGED
  Risk-Managed Growth Fund                                            $ 76,732    $   43,293
  Risk-Managed Core Fund                                              $ 16,261    $   10,420
  Risk-Managed Value Fund                                         (2)      N/A           N/A
VALUE
  Mid Cap Value Fund                                                  $110,358    $   48,154
  Small Company Value Fund                                            $ 21,304    $   30,136
INTERNATIONAL & GLOBAL
  Worldwide Fund                                                      $844,888    $5,116,011
  International Equity Fund(3)                                 N/A         N/A           N/A
  International Growth Fund                                           $647,748    $1,493,832
ALTERNATIVE
  Long/Short Fund(4)                                           N/A         N/A           N/A
BOND
  Flexible Bond Fund                                                  $    400    $      509
  High-Yield Fund                                                          N/A    $      N/A



(1) Formerly named Core Equity Fund.




(2) December 30, 2005 (inception) to July 31, 2006.


(3) Commenced investment operations on November 28, 2006.


(4) Commenced investment operations on August 1, 2006.



   Brokerage commissions paid by a Fund may vary significantly from year to year because of portfolio turnover rates, broker-dealer or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

   Included in such brokerage commissions are the following amounts paid to DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. DST was an affiliate of JCGI prior to June 16, 2004. The following amounts served to reduce each Fund's out-of-pocket expenses through the use of credits against the charges of DST and its affiliates. Information is not shown for the fiscal years ended July 31, 2005 and July 31, 2006 because DST was not considered an "affiliate" of the Funds during these periods.



                                                               Commissions Paid
                                                             through DSTS for the
                                                                 Period Ended        Reduction of
Fund Name                                                       July 31, 2004        Expenses(1)
-------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund                                                 --                  --
  Forty Fund                                                       $35,374             $26,537
  Mid Cap Growth Fund                                              $   600             $   450
  Growth and Income Fund                                                --                  --
  Fundamental Equity Fund(2)                                            --                  --
  Balanced Fund                                                    $ 3,599             $ 2,700
VALUE
  Small Company Value Fund                                              --                  --
INTERNATIONAL & GLOBAL
  Worldwide Fund                                                        --                  --


(1) The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

(2) Formerly named Core Equity Fund.


Note: Funds that did not execute trades with DSTS during the stated period are not included in the table.



   As of July 31, 2006, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:


                                                                                        Value of
                                           Name of                                     Securities
Fund Name                                  Broker-Dealer                                  Owned
--------------------------------------------------------------------------------------------------


(1) Formerly named Core Equity Fund.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).


   Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 69 series or funds.




   The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2005,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Chairman         3/04-Present     Chief Executive Officer of Red  69*              Chairman of the
 151 Detroit Street                                     Robin Gourmet Burgers, Inc.                      Board (since
 Denver, CO 80206     Trustee          4/00-Present     (since 2005). Formerly,                          2005) and
 Age 62                                                 private investor.                                Director of Red
                                                                                                         Robin Gourmet
                                                                                                         Burgers, Inc.;
                                                                                                         and Director of
                                                                                                         Janus World
                                                                                                         Funds Plc
                                                                                                         (Dublin-based,
                                                                                                         non-U.S.
                                                                                                         funds).
------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro     Trustee          11/05-Present    Partner of Tango Group, a       69               Trustee and
 151 Detroit Street                                     private investment firm (since                   Chairman of RS
 Denver, CO 80206                                       1999).                                           Investment
 Age 49                                                                                                  Trust (since
                                                                                                         2001); Director
                                                                                                         of IZZE
                                                                                                         Beverages and
                                                                                                         MyFamily.com,
                                                                                                         Inc.
                                                                                                         (genealogical
                                                                                                         research
                                                                                                         website).
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Vice President of Asian         69               Trustee of
 151 Detroit Street                                     Cultural Council. Formerly,                      Asian Cultural
 Denver, CO 80206                                       Executive Vice President and                     Council.
 Age 48                                                 Chief Operating Officer of The
                                                        Rockefeller Brothers Fund (a
                                                        private family foundation).
------------------------------------------------------------------------------------------------------------------------





* Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 23 funds. Including JWF and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 92 funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2005,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   69               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History (Chicago, IL).                   Director of
 Denver, CO 80206                                                                                        Divergence Inc.
 Age 67                                                                                                  (biotechnology
                                                                                                         firm); Director
                                                                                                         of W.W.
                                                                                                         Grainger, Inc.
                                                                                                         (industrial
                                                                                                         distributor)
                                                                                                         and Trustee of
                                                                                                         Harris Insight
                                                                                                         Funds Trust (19
                                                                                                         portfolios),
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station), and
                                                                                                         the University
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          4/00-Present     Co-founder and Managing         69               Director of Red
 151 Detroit Street                                     Director of Roaring Fork                         Robin Gourmet
 Denver, CO 80206                                       Capital Management, LLC                          Burgers, Inc.
 Age 62                                                 (private investment in public
                                                        equity firm); and Professor
                                                        Emeritus of Business of the
                                                        University of Colorado,
                                                        Colorado Springs, CO (since
                                                        2004). Formerly, Professor of
                                                        Business of the University of
                                                        Colorado (2002-2004); and
                                                        Distinguished Visiting
                                                        Professor of Business
                                                        (2001-2002) of Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Glendale, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          4/00-Present     Corporate Vice President and    69               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 61                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2005,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          4/00-Present     Private Investor and            69               N/A
 151 Detroit Street                                     Consultant to California
 Denver, CO 80206                                       Planned Unit Developments.
 Age 67                                                 Formerly, CEO and President of
                                                        Marwal, Inc. (homeowner
                                                        association management
                                                        company).
------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf        Trustee          11/05-Present    Retired. Formerly, Chairman     69               Director of
 151 Detroit Street                                     and Chief Executive Officer of                   Wal- Mart, The
 Denver, CO 80206                                       Leo Burnett (Worldwide)                          Field Museum of
 Age 58                                                 (advertising agency)                             Natural History
                                                        (2001-2005); and President of                    (Chicago, IL),
                                                        Leo Burnett (USA) (advertising                   Children's
                                                        agency) (1996-2000).                             Memorial
                                                                                                         Hospital
                                                                                                         (Chicago, IL),
                                                                                                         Chicago Council
                                                                                                         on Foreign
                                                                                                         Relations, and
                                                                                                         Economic Club
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Trustee          4/00-Present     Retired. Formerly, President    69               N/A
 151 Detroit Street                                     (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994-2002)
 Age 68                                                 of Janus Capital or Janus
                                                        Capital Corporation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation;
                                                        President and Director
                                                        (1994-2002) of The Janus
                                                        Foundation; and Director
                                                        (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------





* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
 NAME, AGE AS OF                               OFFICE* AND
 DECEMBER 31, 2005     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS           FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Jonathan D. Coleman   Executive Vice          2/02-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts. Formerly, Analyst (1994-
 Age 34                Janus Adviser Mid Cap                  1997 and 2000-2002) for Janus
                       Growth Fund                            Capital Corporation.
--------------------------------------------------------------------------------------------------
 David J. Corkins      Executive Vice          2/06-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts. Formerly, Portfolio
 Age 39                Janus Adviser Large                    Manager (2000-2003) for Janus
                       Cap Growth Fund                        Adviser Growth and Income Fund.
--------------------------------------------------------------------------------------------------
 David C. Decker       Executive Vice          6/05-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 39                Janus Adviser
                       Contrarian Fund
                       Executive Vice
                       President of Janus      8/06-Present
                       Adviser Long/Short
                       Fund
--------------------------------------------------------------------------------------------------
 Jakob V. Holm         Executive Vice          7/05-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 34                Janus Adviser Small
                       Company Value Fund
--------------------------------------------------------------------------------------------------
 Doug Kirkpatrick      Executive Vice          11/06-         Vice President of Janus Capital.
 151 Detroit Street    President               Present        Formerly, Analyst for Artisan
 Denver, CO 80206      of Janus Adviser                       International Fund at Artisan
 Age 37                International Equity                   Partners LP (1997-2001).
                       Fund
--------------------------------------------------------------------------------------------------
 Brent A. Lynn         Executive Vice          1/01-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 41                Janus Adviser
                       International Growth
                       Fund
--------------------------------------------------------------------------------------------------
 Chad Meade            Executive Vice          7/06-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Co-Portfolio Manager                   accounts. Analyst (2001-Present) for
 Age 28                Janus Adviser                          Janus Capital Corporation. Formerly,
                       Small-Mid Growth Fund                  Analyst for Goldman Sachs' global
                                                              investment research team.
--------------------------------------------------------------------------------------------------
 Julian Pick           Executive Vice          11/06-         Vice President of Janus Capital.
 151 Detroit Street    President               Present        Formerly, Director of Global
 Denver, CO 80206      of Janus Adviser                       Equities for Deutsche Asset
 Age 43                International Equity                   Management (London) (2001-2003) and
                       Fund                                   Analyst (1995-2001) for Janus
                                                              Capital.
--------------------------------------------------------------------------------------------------
 Marc Pinto            Executive Vice          5/05-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Co-Portfolio Manager                   accounts.
 Age 44                Janus Adviser Balanced
                       Fund
--------------------------------------------------------------------------------------------------
 Ron Sachs             Executive Vice          6/05-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts. Formerly, Portfolio
 Age 38                Janus Adviser Orion                    Manager (2005-2006) for Janus
                       Fund                                   Adviser Small-Mid Growth Fund.
--------------------------------------------------------------------------------------------------
 Laurent Saltiel       Executive Vice          11/06-         Vice President of Janus Capital.
 151 Detroit Street    President               Present        Formerly, Analyst at RS Investments
 Denver, CO 80206      of Janus Adviser                       (2000-2002).
 Age 36                International Equity
                       Fund
--------------------------------------------------------------------------------------------------



* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
 NAME, AGE AS OF                               OFFICE* AND
 DECEMBER 31, 2005     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS           FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Brian Schaub          Executive Vice          7/06-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Co-Portfolio Manager                   accounts. Analyst (2000-Present) for
 Age 27                Janus Adviser                          Janus Capital Corporation.
                       Small-Mid Growth Fund
--------------------------------------------------------------------------------------------------
 Scott W. Schoelzel    Executive Vice          4/00-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 47                Janus Adviser Forty
                       Fund
--------------------------------------------------------------------------------------------------
 Gibson Smith          Executive Vice          5/05-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Co-Portfolio Manager                   accounts. Formerly, Analyst
 Age 37                Janus Adviser Balanced                 (2001-2003) for Janus Capital
                       Fund                                   Corporation.
                       Executive Vice          6/05-Present
                       President and
                       Portfolio Manager
                       Janus Adviser
                       High-Yield Fund
--------------------------------------------------------------------------------------------------
 Minyoung Sohn         Executive Vice          1/04-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts. Formerly, Analyst
 Age 30                Janus Adviser Growth                   (1998-2003) for Janus Capital
                       and Income Fund                        Corporation.
                       Executive Vice          5/05-Present
                       President and
                       Portfolio Manager
                       Janus Adviser
                       Fundamental Equity
                       Fund
--------------------------------------------------------------------------------------------------
 Ronald V. Speaker     Executive Vice          4/00-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 41                Janus Adviser Flexible
                       Bond Fund
--------------------------------------------------------------------------------------------------
 Jason P. Yee          Executive Vice          7/04-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 36                Janus Adviser
                       Worldwide Fund
--------------------------------------------------------------------------------------------------
 Stephanie             Chief Legal Counsel     1/06-Present   Assistant Vice President of Janus
 Grauerholz-Lofton     and Secretary                          Capital and Janus Distributors LLC.
 151 Detroit Street                                           Formerly, Associate Counsel of Janus
 Denver, CO 80206      Vice President          3/06-Present   Capital (2003- 2006); and Associate
 Age 35                                                       of Vedder, Price, Kaufman &
                                                              Kammholz, P.C. (1999-2003).
--------------------------------------------------------------------------------------------------



* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
 NAME, AGE AS OF                               OFFICE* AND
 DECEMBER 31, 2005     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS           FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Kelley Abbott Howes   President and Chief     1/06-Present   President of Janus Services LLC;
 151 Detroit Street    Executive Officer                      Senior Vice President and General
 Denver, CO 80206                                             Counsel of Janus Capital; and Senior
 Age 40                                                       Vice President and Assistant General
                                                              Counsel of Janus Distributors LLC.
                                                              Formerly, Senior Vice President and
                                                              General Counsel of Janus Services
                                                              LLC (2004-2006); Vice President
                                                              (1999-2005) of Janus Distributors
                                                              LLC; Vice President (2000-2004) and
                                                              Assistant General Counsel
                                                              (2002-2004) of Janus Services LLC;
                                                              and Vice President and Assistant
                                                              General Counsel (1999-2004) of Janus
                                                              Capital.
--------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President and      6/02-Present   Senior Vice President and Chief
 151 Detroit Street    Chief Compliance                       Compliance Officer of Janus Capital,
 Denver, CO 80206      Officer                                Janus Distributors LLC, and Janus
 Age 48                                                       Services LLC; Chief Compliance
                                                              Officer of Bay Isle Financial LLC;
                                                              and Vice President of Enhanced
                                                              Investment Technologies, LLC.
                                                              Formerly, Chief Compliance Officer
                                                              of Enhanced Investment Technologies,
                                                              LLC (2003-2005); Vice President of
                                                              Janus Capital (2000-2005), Janus
                                                              Distributors LLC (2000-2001), and
                                                              Janus Services LLC (2004-2005); and
                                                              Assistant Vice President of Janus
                                                              Services LLC (2000-2004).
--------------------------------------------------------------------------------------------------
 Jesper Nergaard       Chief Financial         3/05-Present   Vice President of Janus Capital.
 151 Detroit Street    Officer                                Formerly, Director of Financial
 Denver, CO 80206                                             Reporting for OppenheimerFunds, Inc.
 Age 43                Vice President,         2/05-Present   (2004-2005); Site Manager and First
                       Treasurer, and                         Vice President of Mellon Global
                       Principal Accounting                   Securities Services (2003); and
                       Officer                                Director of Fund Accounting, Project
                                                              Development, and Training of INVESCO
                                                              Funds Group (1994-2003).
--------------------------------------------------------------------------------------------------



* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

   The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table: [TO BE UPDATED BY AMENDMENT]



---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial          Jerome S. Contro (Chairman)
 COMMITTEE    reporting process, the system  John W. McCarter, Jr.
              of internal controls over      Dennis B. Mullen
              financial reporting,
              disclosure controls and
              procedures, Form N-CSR
              filings, and the audit
              process. The Committee's
              review of the audit process
              includes, among other things,
              the appointment,
              compensation, and oversight
              of the auditors and
              pre-approval of all audit and
              nonaudit services.
---------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes              James T. Rothe (Chairman)
 COMMITTEE    recommendations regarding      Jerome S. Contro
              matters related to the         William F. McCalpin
              Trust's use of brokerage
              commissions and placement of
              portfolio transactions.
---------------------------------------------------------------------------------------------
 INVESTMENT   Oversees the investment        Dennis B. Mullen (Chairman)
 OVERSIGHT    activities of the Trust's      Jerome S. Contro
 COMMITTEE    non-money market Funds.        William F. McCalpin
                                             John W. McCarter, Jr.
                                             James T. Rothe
                                             William D. Stewart
                                             Martin H. Waldinger
                                             Linda S. Wolf
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with       William F. McCalpin (Chairman)
 REGULATORY   various procedures adopted by  William D. Stewart
 COMMITTEE    the Trust, reviews             Linda S. Wolf
              registration statements on
              Form N-1A, oversees the
              implementation and
              administration of the Trust's
              Proxy Voting Guidelines.
---------------------------------------------------------------------------------------------
 MONEY        Reviews various matters        Martin H. Waldinger (Chairman)
 MARKET       related to the operations of   William F. McCalpin
 COMMITTEE    the Janus money market funds,  James T. Rothe
              including compliance with
              their Money Market Fund
              Procedures.
---------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends      John W. McCarter, Jr. (Chairman)
 AND          individuals for election as    Dennis B. Mullen
 GOVERNANCE   Trustee, consults with         Martin H. Waldinger
 COMMITTEE    Management in planning
              Trustee meetings, and
              oversees the administration
              of, and ensures compliance
              with, the Trust's Governance
              Procedures and Guidelines.
---------------------------------------------------------------------------------------------
 PRICING      Determines a fair value of     William D. Stewart (Chairman)
 COMMITTEE    securities for which market    James T. Rothe
              quotations are not readily     Linda S. Wolf
              available or are deemed not
              to be reliable, pursuant to
              procedures adopted by the
              Trustees.
---------------------------------------------------------------------------------------------

   Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds of the Trust for which they serve as Trustees, to the extent they are directly eligible to do so. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of other Janus funds that are similarly managed as the Funds described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2005. [TO BE UPDATED BY AMENDMENT]




--------------------------------------------------------------------------------------
                                                         AGGREGATE DOLLAR RANGE OF
                                                         EQUITY SECURITIES IN ALL
                                                         REGISTERED INVESTMENT
                          DOLLAR RANGE OF EQUITY         COMPANIES OVERSEEN BY TRUSTEE
 NAME OF TRUSTEE          SECURITIES IN THE FUNDS        IN JANUS FUNDS
--------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------
 Dennis B. Mullen
--------------------------------------------------------------------------------------
 Jerome S. Contro
--------------------------------------------------------------------------------------
 William F. McCalpin
--------------------------------------------------------------------------------------
 John W. McCarter, Jr.
--------------------------------------------------------------------------------------
 James T. Rothe
--------------------------------------------------------------------------------------
 William D. Stewart
--------------------------------------------------------------------------------------
 Martin H. Waldinger
--------------------------------------------------------------------------------------
 Linda S. Wolf
--------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
--------------------------------------------------------------------------------------
 Thomas H. Bailey
--------------------------------------------------------------------------------------

   The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee for their services as Trustees or officers. The Trust and other Janus-managed funds may pay all or a portion of compensation and related expenses of the Funds' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.


   The following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments"). [TO BE UPDATED BY AMENDMENT]



                                                   Aggregate Compensation         Total Compensation
                                                     from the Funds for        from the Janus Funds for
                                                      fiscal year ended          calendar year ended
Name of Person, Position                              July 31, 2006(1)           December 31, 2005(2)
--------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES(3)
  Dennis B. Mullen, Chairman and Trustee(4)
  Jerome S. Contro, Trustee
  William F. McCalpin, Trustee
  John W. McCarter, Jr., Trustee
  James T. Rothe, Trustee
  William D. Stewart, Trustee
  Martin H. Waldinger, Trustee
  Linda S. Wolf, Trustee



(1) Since Risk-Managed Value Fund commenced operations on December 30, 2005, aggregate compensation paid by the Fund is estimated for its first full fiscal year, August 1, 2006 through July 31, 2007 as follows: Dennis B.
    Mullen $    ; Jerome S. Contro $    ; William F. McCalpin $    ; John W.
    McCarter, Jr. $    ; James T. Rothe $    ; William D. Stewart $    ; Martin
    H. Waldinger $    ; and Linda S. Wolf $    .



   Since Long/Short Fund had not commenced operations as of July 31, 2006, no fees were paid during this fiscal year. The aggregate compensation paid by the Fund is estimated for its first full fiscal year, August 1, 2006 through
   July 31, 2007 as follows: Dennis B. Mullen $    ; Jerome S. Contro $    ;

   William F. McCalpin $    ; John W. McCarter, Jr. $    ; James T. Rothe $    ;
   William D. Stewart $    ; Martin H. Waldinger $    ; and Linda S. Wolf $    .



   Since International Equity Fund had not commenced operations as of July 31, 2006, no fees were paid during this fiscal year. The aggregate compensation paid by the Fund is estimated for the period ended July 31, 2007 and for its first full fiscal year, August 1, 2007 through July 31, 2008 as follows:
   Dennis B. Mullen $    ; Jerome S. Contro $    ; William F. McCalpin $    ;
   John W. McCarter, Jr. $    ; James T. Rothe $    ; William D. Stewart $    ;
   Martin H. Waldinger $    ; and Linda S. Wolf $    .


(2) For Mr. Mullen, includes compensation for service on the boards of five Janus trusts comprised of 92 portfolios (23 portfolios of which are for service on the board of Janus World Funds Plc, an offshore product). For Messrs. McCalpin, McCarter, Stewart, and Waldinger, includes compensation for service on the boards of three Janus trusts comprised of 69 portfolios. For Mr. Rothe, includes compensation for service on the boards of four Janus trusts comprised of 71 portfolios.


(3) At a Special Meeting of Shareholders on November 22, 2005, shareholders of the Trust elected two new Trustees, Jerome S. Contro and Linda S. Wolf. Prior to such election, Mr. Contro and Ms. Wolf were consultants to the Trustees. As of the fiscal year ended July 31, 2006, Mr. Contro and Ms. Wolf
    received aggregate compensation from the Trust in the amount of $    and
    $    , respectively, for serving as consultants to the Trustees.

(4) Aggregate compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus World Funds Plc.

JANUS INVESTMENT PERSONNEL


     [TO BE UPDATED BY AMENDMENT]


   OTHER ACCOUNTS MANAGED


   The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2006. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.



                                                               Other Registered   Other Pooled
                                                                  Investment       Investment       Other
                                                                  Companies         Vehicles       Accounts
    ---------------------------------------------------------------------------------------------------------
    Jonathan D. Coleman    Number of Other Accounts Managed
                           Assets in Other Accounts Managed
    David J. Corkins       Number of Other Accounts Managed
                           Assets in Other Accounts Managed
    David Decker           Number of Other Accounts Managed
                           Assets in Other Accounts Managed
    Jakob V. Holm          Number of Other Accounts Managed
                           Assets in Other Accounts Managed
    Doug Kirkpatrick       Number of Other Accounts Managed
                           Assets in Other Accounts Managed
    Dan Kozlowski          Number of Other Accounts Managed
                           Assets in Other Accounts Managed
    Brent A. Lynn          Number of Other Accounts Managed
                           Assets in Other Accounts Managed
    Chad Meade             Number of Other Accounts Managed
                           Assets in Other Accounts Managed
    Julian Pick            Number of Other Accounts Managed
                           Assets in Other Accounts Managed
    Marc Pinto             Number of Other Accounts Managed
                           Assets in Other Accounts Managed
    Dan Riff               Number of Other Accounts Managed
                           Assets in Other Accounts Managed
    Ron Sachs              Number of Other Accounts Managed
                           Assets in Other Accounts Managed
    Laurent Saltiel        Number of Other Accounts Managed
                           Assets in Other Accounts Managed
    Brian Schaub           Number of Other Accounts Managed
                           Assets in Other Accounts Managed
    Scott W. Schoelzel     Number of Other Accounts Managed
                           Assets in Other Accounts Managed
    Gibson Smith           Number of Other Accounts Managed
                           Assets in Other Accounts Managed
    Minyoung Sohn          Number of Other Accounts Managed
                           Assets in Other Accounts Managed
    Ronald V. Speaker      Number of Other Accounts Managed
                           Assets in Other Accounts Managed
    Jason P. Yee           Number of Other Accounts Managed
                           Assets in Other Accounts Managed



(1) [    ] of the accounts included in the total, consisting of $[      ] of the
    total assets in the category, have performance-based advisory fees.

   MATERIAL CONFLICTS


   As shown in the table above, certain Funds' investment personnel may manage other accounts with investment strategies similar to the Funds, including other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. In addition, certain investment personnel may also have roles as research analysts for one or more Janus funds. Fees earned by Janus Capital may vary among these accounts, the investment personnel may personally invest in some but not all of these accounts, and compensation may be weighted toward primary duties as research analysts where applicable. These factors could create conflicts of interest because the investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if the investment personnel identified a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these risks may be mitigated by the fact that accounts with like investment strategies managed by the investment personnel are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts. These procedures are described in further detail under "Additional Information About Janus Capital."


   COMPENSATION


   The following describes the structure and method of calculating a portfolio manager's compensation as of July 31, 2006.


   A portfolio manager is compensated for managing a Fund and any other funds, portfolios, or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure, and long-term performance as a portfolio manager.

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. ("JCGI") restricted stock, stock options, and a cash deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is structured to pay the portfolio manager primarily on individual performance (and leadership criteria, as applicable), with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

   A portfolio manager's individual performance compensation is determined by applying a multiplier against the portfolio manager's fixed compensation. The multiplier is tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three-year results. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain ranking in their Lipper peer performance groups in each of three, four, or five consecutive years (performance periods may be from commencement of a portfolio manager's tenure managing a Fund). Equity portfolio manager compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance. Portfolio managers are not eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

   Equity and fixed-income portfolio managers are also eligible to participate in team performance compensation pools. Equity portfolio managers participate in a designated equity team compensation pool and fixed-income portfolio managers participate in a designated fixed-income team compensation pool. The compensation pools generally are each derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Compensation from each pool is then allocated among the eligible respective participants in each pool at the discretion of Janus Capital. No team performance compensation is paid to any portfolio manager if the aggregate asset-weighted team performance for the one-year period for their respective pool does not meet or exceed a certain ranking in the relevant Lipper peer group.

   Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

   COMPENSATION


   The following describes the structure and method of calculating Jakob Holm's compensation as of July 31, 2006.


   Jakob Holm is compensated for managing the Fund and any other funds, portfolios, or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure, and long-term performance as the portfolio manager.

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of JCGI restricted stock, stock options and a cash deferred award that is credited with income, gains and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is structured to pay the portfolio manager primarily on individual performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

   Jakob Holm's individual performance compensation is determined by applying a multiplier against the portfolio manager's fixed compensation. The multiplier is tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. The portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

   Jakob Holm may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JCGI's Executive Income Deferral Program.


   COMPENSATION



   The following describes the structure and method of calculating [Small-Mid
   Growth Fund and International Equity Fund] compensation as of [          ],
   2006.



   [Small-Mid Growth Fund and International Equity Fund] are compensated for their responsibilities as analysts and for their management and leadership roles with respect to the Fund and any other funds, portfolios, or accounts for which they have responsibilities through two components: fixed compensation and variable compensation.



   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as scope of responsibility, tenure, and long-term performance.



   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the Investment Personnel). Variable compensation is based on pre-tax performance of the Janus mutual funds.



   [Small-Mid Growth Fund and International Equity Fund] are eligible for variable compensation through participation in two compensation pools: an analyst-managed fund performance pool and a team performance pool. Aggregate compensation available in each pool is derived from a formula tied to the aggregate asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year periods, subject to a reduction in the event of absolute negative performance. Aggregate compensation in each pool is allocated among the eligible respective participants at the discretion of Janus Capital based on factors which may include performance of investment recommendations, team contributions, scope of coverage, and subjective criteria. In the case of the analyst-managed fund performance pool, no performance compensation is paid to any team member if the team's aggregate asset-weighted performance for the one- or three-year periods does not meet or exceed a certain ranking.


   COMPENSATION

   The following describes the structure and method of calculating Dan Kozlowski's and Dan Riff's compensation as of August 1, 2006.

   Dan Kozlowski and Dan Riff are compensated for their responsibilities as analysts and for their management and leadership roles with respect to the Fund and any other funds, portfolios, or accounts for which they have responsibilities through two components: fixed compensation and variable compensation.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as scope of responsibility, tenure, and long-term performance.

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of selected Janus mutual fund investments). Variable compensation is based on pre-tax performance of the Janus mutual funds.


   Dan Kozlowski and Dan Riff are eligible for variable compensation through participation in compensation pools related to Fund performance and various levels of team contributions to that performance. Aggregate compensation available in each pool is derived from a formula tied to the aggregate asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year periods, subject to a reduction in the event of absolute negative performance. Aggregate compensation in each pool is allocated among the eligible respective participants at the discretion of Janus Capital based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and subjective criteria. For certain compensation pools, no performance compensation is paid to any team member if the team's aggregate asset-weighted performance for the one- or three-year periods does not meet or exceed a certain ranking.


   Each Fund's Lipper peer group for compensation purposes is shown in the following table:


    Fund                                    Lipper Peer Group
    ----------------------------------------------------------------------------
    GROWTH & CORE
      Large Cap Growth Fund                 Multi-Cap Growth Funds
      Forty Fund                            Large-Cap Growth Funds
      Orion Fund                            Multi-Cap Growth Funds
      Mid Cap Growth Fund                   Mid-Cap Growth Funds
      Small-Mid Growth Fund                 Small Cap Growth Funds
      Growth and Income Fund                Large-Cap Core Funds
      Fundamental Equity Fund(1)            Large-Cap Core Funds
      Contrarian Fund                       Multi-Cap Core Funds
      Balanced Fund                         Balanced Funds
    VALUE
      Small Company Value Fund              Small Cap Core Funds
    INTERNATIONAL & GLOBAL
      Worldwide Fund                        Global Funds
      International Equity Fund
      International Growth Fund             International Funds
    ALTERNATIVE
      Long/Short Fund                       Long/Short Equity Funds
    BOND
      Flexible Bond Fund                    Intermediate Investment Grade Debt
                                             Funds
      High-Yield Fund                       High Current Yield Funds



(1) Formerly named Core Equity Fund.

INTECH INVESTMENT PERSONNEL


     [TO BE UPDATED BY AMENDMENT]


   OTHER ACCOUNTS MANAGED


   The following table provides information relating to other accounts managed by the investment personnel as of July 31, 2006. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.



                                                      Other Registered    Other Pooled
                                                         Investment        Investment
                                                         Companies          Vehicles      Other Accounts(1)
-----------------------------------------------------------------------------------------------------------
Robert Fernholz  Number of Other Accounts Managed
                 Assets in Other Accounts Managed
David E. Hurley  Number of Other Accounts Managed
                 Assets in Other Accounts Managed
Cary Maguire     Number of Other Accounts Managed
                 Assets in Other Accounts Managed
Joseph Runnels   Number of Other Accounts Managed
                 Assets in Other Accounts Managed



(1) [  ] of the accounts included in the totals, consisting of $[        ] of
    the total assets in the category, have performance-based advisory fees.


   MATERIAL CONFLICTS


   As shown in the table above, the Funds' investment personnel may manage other accounts with investment strategies similar to the Funds. Fees earned by the adviser may vary among these accounts and the investment personnel may personally invest in some but not all of these accounts. These factors could create conflicts of interest because the investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if the investment personnel identified a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, INTECH believes that these risks may be mitigated by the fact that accounts with like investment strategies managed by the investment personnel are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, preallocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. These procedures are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

   COMPENSATION


   As described under "Investment Adviser and Subadvisers," Janus Capital has entered into Sub-Advisory Agreements on behalf of Risk-Managed Growth Fund, Risk-Managed Core Fund, and Risk-Managed Value Fund. The compensation structure of the investment personnel is determined by INTECH and is summarized by INTECH below. The following describes the structure and method of calculating the investment personnel's compensation as of July 31, 2006.


   For managing the Funds and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid by INTECH, and which is not directly based on performance or assets of the Funds or other accounts. The investment personnel are also eligible for a cash bonus as determined by INTECH, and which is not directly based on performance or assets of the Funds or other accounts. The investment personnel, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

   The investment personnel may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

PERKINS INVESTMENT PERSONNEL


     [TO BE UPDATED BY AMENDMENT]


   OTHER ACCOUNTS MANAGED


   The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2006. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.



                                                      Other Registered    Other Pooled
                                                         Investment        Investment
                                                         Companies          Vehicles      Other Accounts
--------------------------------------------------------------------------------------------------------
Jeffrey Kautz    Number of Other Accounts Managed
                 Assets in Other Accounts Managed
Thomas Perkins   Number of Other Accounts Managed
                 Assets in Other Accounts Managed



(1) [  ] of the accounts included in the total, consisting of $[        ] of the
    total assets in the category, have performance-based advisory fees.


   MATERIAL CONFLICTS


   As shown in the table above, Mid Cap Value Fund's portfolio managers may manage other funds and accounts with investment strategies similar to the Fund. Fees earned by the adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts or funds outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Perkins believes that these risks may be mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes and similar factors. Information regarding Perkins' trade allocation procedures is described under "Additional Information About Janus Capital and the Subadvisers."

   COMPENSATION

   As described under "Investment Adviser and Subadvisers," Janus Capital has entered into a Sub-Advisory Agreement on behalf of Mid Cap Value Fund. The compensation structure of the portfolio managers is determined by Perkins and is summarized by Perkins below.

   For managing the Fund, the portfolio managers receive base pay in the form of a fixed annual salary paid by Perkins, Wolf, McDonnell and Company, LLC.

   The portfolio managers, as part owners of Perkins, also receive compensation by virtue of their ownership interests in Perkins. Portfolio managers are also entitled to participate in such life insurance, medical, profit sharing and other programs as may be made generally available from time to time by Perkins for the benefit of its employees generally.

OWNERSHIP OF SECURITIES


   [TO BE UPDATED BY AMENDMENT]

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION

   As stated in the Funds' Prospectuses, the net asset value ("NAV") of the Shares of each class of each Fund is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to:
   (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and
   (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

   Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

PURCHASES

   Shares of the Funds can generally be purchased only through retirement plans, broker-dealers, bank trust departments, financial advisers, or similar financial intermediaries. However, shareholders who invested directly in Berger Small Cap Value Fund II - Investor Shares prior to their reorganization into Janus Adviser Small Company Value Fund - Class S Shares and maintain their account in Janus Adviser Small Company Value Fund - Class S Shares will continue to be able to make additional investments in Small Company Value Fund - Class S Shares directly by calling a Janus representative. Not all financial intermediaries offer all classes. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Your financial intermediary, plan documents, or the Funds' Prospectuses will provide you with detailed information about investing in the Funds.

   CLASS A SHARES
   The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust's distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

                                          Sales Charge as a   Sales Charge as a   Amount of Sales Charge Reallowed
                                            Percentage of     Percentage of Net   to Financial Intermediaries as a
                                           Offering Price*     Amount Invested      Percentage of Offering Price
   Amount of Purchase at Offering Price   -----------------   -----------------   --------------------------------
  EQUITY FUNDS
   Under $50,000                                5.75%               6.10%                       5.00%
   $50,000 but under $100,000                   4.50%               4.71%                       3.75%
   $100,000 but under $250,000                  3.50%               3.63%                       2.75%
   $250,000 but under $500,000                  2.50%               2.56%                       2.00%
   $500,000 but under $1,000,000                2.00%               2.04%                       1.60%
   $1,000,000 and above                         None**              None                        None
  BOND FUNDS
   Under $50,000                                4.75%               4.99%                       4.25%
   $50,000 but under $100,000                   4.50%               4.71%                       4.00%
   $100,000 but under $250,000                  3.50%               3.63%                       3.00%
   $250,000 but under $500,000                  2.50%               2.56%                       2.25%
   $500,000 but under $1,000,000                2.00%               2.04%                       1.75%
   $1,000,000 and above                         None**              None                        None

 * Offering Price includes the initial sales charge.
** A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

   As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Funds and other Janus funds that are offered with a sales charge to take advantage of lower sales charges.

   The following table shows the aggregate amount of underwriting commissions paid to Janus Distributors from proceeds of initial sales charges paid by investors on Class A Shares and Class C Shares for the fiscal year or period ending July 31 of each year shown (substantially all of which was paid out to financial intermediaries). The 1% maximum initial sales charge on Class C Shares was eliminated effective September 30, 2004. [TO BE UPDATED BY AMENDMENT]



                                                                    Aggregate Sales
                                                                      Commissions
                                                            -------------------------------
Fund Name                                                    2006         2005       2004
-------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund
    Class A Shares                                                       $   490(1)      N/A
    Class C Shares                                                       $    --(2) $  5,042
  Forty Fund
    Class A Shares                                                       $52,649(1)      N/A
    Class C Shares                                                       $    40(2) $ 18,420
  Orion Fund
    Class A Shares                                                           N/A        N/A
    Class C Shares                                                           N/A        N/A
  Mid Cap Growth Fund
    Class A Shares                                                       $15,470(1)      N/A
    Class C Shares                                                       $     1(2) $  4,656
  Small-Mid Growth Fund
    Class A Shares                                                           N/A        N/A
    Class C Shares                                                           N/A        N/A
  Growth and Income Fund
    Class A Shares                                                       $ 7,213(1)      N/A
    Class C Shares                                                       $   618(2) $ 23,520
  Fundamental Equity Fund(3)
    Class A Shares                                                       $ 4,179(1)      N/A
    Class C Shares                                                       $    --(2) $  7,314
  Contrarian Fund
    Class A Shares                                                           N/A        N/A
    Class C Shares                                                           N/A        N/A
  Balanced Fund
    Class A Shares                                                       $ 4,444(1)      N/A
    Class C Shares                                                       $     1(2) $ 39,590
RISK-MANAGED
  Risk-Managed Growth Fund
    Class A Shares                                                       $54,506(1)      N/A
    Class C Shares                                                       $    --(2) $    168
  Risk-Managed Core Fund
    Class A Shares                                                       $94,119(1)      N/A
    Class C Shares                                                       $    --(2) $      0
  Risk-Managed Value Fund(4)
    Class A Shares                                                           N/A        N/A
    Class C Shares                                                           N/A        N/A

                                                                    Aggregate Sales
                                                                      Commissions
                                                            -------------------------------
Fund Name                                                    2006         2005       2004
-------------------------------------------------------------------------------------------
VALUE
  Mid Cap Value Fund
    Class A Shares                                                       $74,647(1)      N/A
    Class C Shares                                                       $    --(2) $  5,254
  Small Company Value Fund
    Class A Shares                                                       $    --(1)      N/A
    Class C Shares                                                       $    --(2) $     94
INTERNATIONAL & GLOBAL
  Worldwide Fund
    Class A Shares                                                       $ 1,742(1)      N/A
    Class C Shares                                                       $    --(2) $  2,538
  International Equity Fund(5)
    Class A Shares                                              N/A          N/A        N/A
    Class C Shares                                              N/A          N/A        N/A
  International Growth Fund
    Class A Shares                                                       $ 2,940(1)      N/A
    Class C Shares                                                       $    --(2) $  7,978
ALTERNATIVE
  Long/Short Fund(6)
    Class A Shares                                              N/A          N/A        N/A
    Class C Shares                                              N/A          N/A        N/A
BOND
  Flexible Bond Fund
    Class A Shares                                                       $ 3,666(1)      N/A
    Class C Shares                                                       $     9(2) $ 21,180
  High-Yield Fund
    Class A Shares                                                           N/A        N/A
    Class C Shares                                                           N/A        N/A



 (1) September 30, 2004 (commencement of Class A Shares) to July 31, 2005.


 (2) August 1, 2004 to September 30, 2004.




 (3) Formerly named Core Equity Fund.




 (4) December 30, 2005 (inception) to July 31, 2006.


 (5) Commenced investment operations on November 28, 2006.


 (6) Commenced investment operations on August 1, 2006.

   During the fiscal year ended July 31, 2006, Janus Distributors retained the following upfront sales charge: [TO BE UPDATED BY AMENDMENT]



                                                                 Upfront
                                                                  Sales
Fund Name                                                         Charge
---------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund - Class A Shares
  Forty Fund - Class A Shares
  Mid Cap Growth Fund - Class A Shares
  Growth and Income Fund - Class A Share
  Fundamental Equity Fund - Class A Shares(1)
  Balanced Fund - Class A Shares
RISK-MANAGED
  Risk-Managed Growth Fund - Class A Shares
  Risk-Managed Core Fund - Class A Shares
  Risk-Managed Value Fund - Class A Shares
VALUE
  Mid Cap Value Fund - Class A Shares
INTERNATIONAL & GLOBAL
  Worldwide Fund - Class A Shares
  International Growth Fund - Class A Shares
  Foreign Stock Fund - Class A Shares
BOND
  Flexible Bond Fund - Class A Shares



(1) Formerly named Core Equity Fund.


Note: Funds from which Janus Distributors did not receive any upfront sales charges are not listed in the table.


   CLASS C SHARES, CLASS I SHARES, CLASS R SHARES, AND CLASS S SHARES
   Class C Shares, Class I Shares, Class R Shares, and Class S Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.

   Janus Distributors also receives amounts pursuant to Class A Share, Class C Share, Class R Share, and Class S Share 12b-1 plans and from proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares, as detailed in the "Distribution and Shareholder Servicing Plans" and "Redemptions" sections, respectively, of this SAI.

   COMMISSION ON CLASS C SHARES
   Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

   CLASS A SHARES, CLASS R SHARES, AND CLASS S SHARES
   As described in the Prospectuses, Class A Shares, Class R Shares, and Class S Shares have each adopted distribution and shareholder servicing plans (the "Class A Plan," "Class R Plan," and "Class S Plan," respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares and at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of a Fund for activities that are primarily intended to result in sales of Class A Shares, Class R Shares, or Class S Shares of such Fund, including but not limited to preparing, printing, and distributing prospectuses, SAIs, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plans are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments are made to Janus Distributors, the Funds' distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On April 3, 2000, the Trustees unanimously approved the distribution plan with respect to the initial class of shares. On December 10, 2002, the distribution plan was amended and restated to designate the initial class of shares as Class I Shares, renamed Class S Shares effective November 28, 2005. On July 14, 2004, the Trustees unanimously approved the Class A Plan and Class R Plan.

   CLASS C SHARES
   As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Fund for activities which are primarily intended to result in sales of Class C Shares of such Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about the Funds; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the National Association of Securities Dealers, Inc. ("NASD") Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On June 18, 2002, the Trustees unanimously approved the Class C Plan which became effective on that date.

   The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Fund or by vote of a majority of the 12b-1 Trustees.

   Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.


   For the fiscal year ended July 31, 2006, the total amounts paid by the Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Funds to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under each Class' respective Plan are summarized below. [TO BE UPDATED BY AMENDMENT]



                                                   Prospectus
                                                  Preparation,
                                Advertising and   Printing and   Payment to   Compensation to   Total Fund 12-b-1
Fund Name                         Literature        Mailing       Brokers     Sales Personnel       Payments
-----------------------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund
    Class A Shares
    Class C Shares
    Class R Shares
    Class S Shares

                                                   Prospectus
                                                  Preparation,
                                Advertising and   Printing and   Payment to   Compensation to   Total Fund 12-b-1
Fund Name                         Literature        Mailing       Brokers     Sales Personnel       Payments
-----------------------------------------------------------------------------------------------------------------
  Forty Fund
    Class A Shares
    Class C Shares
    Class R Shares
    Class S Shares
  Orion Fund
    Class A Shares
    Class C Shares
    Class R Shares
    Class S Shares
  Mid Cap Growth Fund
    Class A Shares
    Class C Shares
    Class R Shares
    Class S Shares
  Small-Mid Growth Fund
    Class A Shares
    Class C Shares
    Class R Shares
    Class S Shares
  Growth and Income Fund
    Class A Shares
    Class C Shares
    Class R Shares
    Class S Shares
  Fundamental Equity Fund(1)
    Class A Shares
    Class C Shares
    Class R Shares
    Class S Shares
  Contrarian Fund
    Class A Shares
    Class C Shares
    Class R Shares
    Class S Shares
  Balanced Fund
    Class A Shares
    Class C Shares
    Class R Shares
    Class S Shares
RISK-MANAGED
  Risk-Managed Growth Fund
    Class A Shares
    Class C Shares
    Class R Shares
    Class S Shares

                                                   Prospectus
                                                  Preparation,
                                Advertising and   Printing and   Payment to   Compensation to   Total Fund 12-b-1
Fund Name                         Literature        Mailing       Brokers     Sales Personnel       Payments
-----------------------------------------------------------------------------------------------------------------
  Risk-Managed Core Fund
    Class A Shares
    Class C Shares
    Class R Shares
    Class S Shares
  Risk-Managed Value Fund(2)
    Class A Shares
    Class C Shares
    Class R Shares
    Class S Shares
VALUE
  Mid Cap Value Fund
    Class A Shares
    Class C Shares
    Class R Shares
    Class S Shares
  Small Company Value Fund
    Class A Shares
    Class C Shares
    Class R Shares
    Class S Shares
INTERNATIONAL & GLOBAL
  Worldwide Fund
    Class A Shares
    Class C Shares
    Class R Shares
    Class S Shares
  International Equity Fund(3)
    Class A Shares                      N/A             N/A             N/A           N/A                 N/A
    Class C Shares                      N/A             N/A             N/A           N/A                 N/A
    Class R Shares                      N/A             N/A             N/A           N/A                 N/A
    Class S Shares                      N/A             N/A             N/A           N/A                 N/A
  International Growth Fund
    Class A Shares
    Class C Shares
    Class R Shares
    Class S Shares
ALTERNATIVE
  Long/Short Fund(4)
    Class A Shares                      N/A             N/A             N/A           N/A                 N/A
    Class C Shares                      N/A             N/A             N/A           N/A                 N/A
    Class R Shares                      N/A             N/A             N/A           N/A                 N/A
    Class S Shares                      N/A             N/A             N/A           N/A                 N/A

                                                   Prospectus
                                                  Preparation,
                                Advertising and   Printing and   Payment to   Compensation to   Total Fund 12-b-1
Fund Name                         Literature        Mailing       Brokers     Sales Personnel       Payments
-----------------------------------------------------------------------------------------------------------------
BOND
  Flexible Bond Fund
    Class A Shares
    Class C Shares
    Class R Shares
    Class S Shares
  High-Yield Fund
    Class A Shares
    Class C Shares
    Class R Shares
    Class S Shares





(1) Formerly named Core Equity Fund.


(2) December 30, 2005 (inception) to July 31, 2006.


(3) Commenced investment operations on November 28, 2006.


(4) Commenced investment operations on August 1, 2006.


REDEMPTIONS

   Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. However, shareholders who invested directly in Berger Small Cap Value Fund II - Investor Shares prior to their reorganization into Janus Adviser Small Company Value Fund - Class S Shares and maintain their account in Janus Adviser Small Company Value Fund - Class S Shares will continue to be able to process redemptions directly with Small Company Value Fund - Class S Shares by calling a Janus representative. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

   Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a

   Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in- kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

   The right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

   CLASS A SHARES
   A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

   CLASS C SHARES
   A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

   For the fiscal year ended July 31, 2006, the total amounts received by Janus Distributors from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares are summarized below: [TO BE UPDATED BY AMENDMENT]



                                                                Contingent Deferred
Fund Name                                                          Sales Charge
-----------------------------------------------------------------------------------
GROWTH & CORE
 Large Cap Growth Fund
   Class A Shares
   Class C Shares
 Forty Fund
   Class A Shares
   Class C Shares
 Orion Fund
   Class A Shares
   Class C Shares
 Mid Cap Growth Fund
   Class A Shares
   Class C Shares
 Small-Mid Growth Fund
   Class A Shares
   Class C Shares
 Growth and Income Fund
   Class A Shares
   Class C Shares
 Fundamental Equity Fund(1)
   Class A Shares
   Class C Shares
 Contrarian Fund
   Class A Shares
   Class C Shares
 Balanced Fund
   Class A Shares
   Class C Shares
RISK-MANAGED
 Risk-Managed Growth Fund
   Class A Shares
   Class C Shares
 Risk-Managed Core Fund
   Class A Shares
   Class C Shares
 Risk-Managed Value Fund(2)
   Class A Shares
   Class C Shares

                                                                Contingent Deferred
Fund Name                                                          Sales Charge
-----------------------------------------------------------------------------------
VALUE
 Mid Cap Value Fund
   Class A Shares
   Class C Shares
 Small Company Value Fund
   Class A Shares
   Class C Shares
INTERNATIONAL & GLOBAL
 Worldwide Fund
   Class A Shares
   Class C Shares
 International Equity Fund(3)
   Class A Shares                                                        N/A
   Class C Shares                                                        N/A
 International Growth Fund
   Class A Shares
   Class C Shares
ALTERNATIVE
 Long/Short Fund(4)
   Class A Shares                                                        N/A
   Class C Shares                                                        N/A
BOND
 Flexible Bond Fund
   Class A Shares
   Class C Shares
 High-Yield Fund
   Class A Shares
   Class C Shares





(1) Formerly named Core Equity Fund.


(2) December 30, 2005 (inception) to July 31, 2006.


(3) Commenced investment operations on November 28, 2006.


(4) Commenced investment operations on August 1, 2006.


   CLASS I SHARES, CLASS R SHARES, AND CLASS S SHARES

   A redemption fee of 2.00% will be deducted from a shareholder's redemption proceeds with respect to Class I Shares, Class R Shares, and Class S Shares of Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Worldwide Fund, International Equity Fund, International Growth Fund, Long/Short Fund, and High-Yield Fund redeemed within three months of purchase, unless waived, as discussed in the Prospectuses.


   PROCESSING OR SERVICE FEES
   Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS,
AND TAX STATUS
--------------------------------------------------------------------------------

   The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.


   It is a policy of the Funds' Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. Large Cap Growth Fund, Forty Fund, Orion Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Fundamental Equity Fund, Contrarian Fund, Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Mid Cap Value Fund, Small Company Value Fund, Worldwide Fund, International Equity Fund, International Growth Fund, and Long/Short Fund declare and make annual distributions of income (if any); Growth and Income Fund and Balanced Fund declare and make quarterly distributions of income; and Flexible Bond Fund and High-Yield Fund declare dividends daily and make monthly distributions of income. If a month begins on a Saturday, Sunday, or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month.


   The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.

   All income dividends and capital gains distributions, if any, on a Fund's Shares are reinvested automatically in additional shares of the same class of Shares of that Fund at the NAV determined on the first business day following the record date.

   The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.

   Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income.

   Certain of Long/Short Fund's transactions involving short sales, futures, options, swap agreements, hedged investments and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


   [TO BE UPDATED BY AMENDMENT]

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


   Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers twenty-one series of shares, known as "Funds," twenty of which consist of five classes of shares and one of which consists of three classes of shares. Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) previously had no class designation.


   Nine of the Funds discussed in this SAI (listed below) were formed from the reorganization of the Retirement Shares of corresponding Portfolio of Janus Aspen Series into the Funds on July 31, 2000. Funds not listed commenced operations after July 31, 2000.


    PREDECESSOR FUND
    (EACH A PORTFOLIO OF JANUS ASPEN SERIES)               FUND
    ----------------------------------------               ----
    Growth Portfolio - Retirement Shares                   Janus Adviser Large Cap Growth Fund
    Capital Appreciation Portfolio - Retirement Shares     Janus Adviser Forty Fund
    Aggressive Growth Portfolio - Retirement Shares        Janus Mid Cap Growth Fund
    Growth and Income Portfolio - Retirement Shares        Janus Adviser Growth and Income Fund
    Equity Income Portfolio - Retirement Shares            Janus Adviser Fundamental Equity Fund
    Balanced Portfolio - Retirement Shares                 Janus Adviser Balanced Fund
    Worldwide Growth Portfolio - Retirement Shares         Janus Adviser Worldwide Fund
    International Growth Portfolio - Retirement Shares     Janus Adviser International Growth Fund
    Flexible Income Portfolio - Retirement Shares          Janus Adviser Flexible Bond Fund


   Janus Adviser Small Company Value Fund was formed from the reorganization of Berger Small Cap Value Fund II (Investor Shares, Service Shares and Institutional Shares) of Berger Investment Portfolio Trust into Class I Shares (renamed Class S Shares effective November 28, 2005) of Janus Adviser Small Company Value Fund. Berger Small Cap Value Fund II had a fiscal year end of September 30. Following the reorganization, the Fund changed its fiscal year end to July 31.

   Effective June 2, 2003, Janus Adviser Strategic Value Fund was reorganized into Janus Adviser Mid Cap Value Fund.

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights.

   The Funds discussed in this SAI each offer five classes of shares. The Shares discussed in this SAI are generally offered only through retirement and pension plans, bank trust departments, broker-dealers, financial advisers, and other financial intermediaries. However, if you previously owned shares of Berger Small Cap Value Fund II - Investor Shares directly, prior to their reorganization into Janus Adviser Small Company Value Fund - Class S Shares, you may call a Janus representative to purchase shares of Small Company Value Fund. See the Funds' Prospectuses for further detail.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

   Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.

   Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

   The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.

   The Trustees of the Trust (including Mr. Contro and Ms. Wolf, new Trustees), were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

   Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.


   As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   [TO BE UPDATED BY AMENDMENT]


REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT


   [TO BE UPDATED BY AMENDMENT]

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

   The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analysis and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.
    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

FITCH, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.
    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper to medium-grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.
    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless the investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
   (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

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                                  (JANUS LOGO)
                                 www.janus.com

                               151 Detroit Street
                          Denver, Colorado 80206-4805
                                 1-800-525-0020

                                      November 28, 2006




                                      Janus Adviser Money Market Fund

                              JANUS ADVISER SERIES
                                 CLASS A SHARES
                                 CLASS C SHARES
                                 CLASS S SHARES



                      Statement of Additional Information


     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, and Class S Shares (collectively, the "Shares") of Janus Adviser Money Market Fund. The Fund is a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"), and is managed by Janus Capital Management LLC ("Janus Capital").


     Shares of the Fund may generally be purchased only through institutional channels such as qualified and nonqualified retirement and pension plans, bank trust departments, broker-dealers, financial advisers, and other financial intermediaries.


     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectuses dated November 28, 2006, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-800-525-0020. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectuses. [TO BE UPDATED BY AMENDMENT]

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    Investment Policies and Restrictions and Investment
    Strategies..................................................    2

    Determination of Net Asset Value............................   17

    Investment Adviser..........................................   18

    Custodian, Transfer Agent, and Certain Affiliations.........   25

    Portfolio Transactions and Brokerage........................   27

    Trustees and Officers.......................................   29

    Purchase of Shares..........................................   39

    Distribution and Shareholder Servicing Plans................   40

    Redemption of Shares........................................   42

    Dividends and Tax Status....................................   44

    Principal Shareholders......................................   45

    Miscellaneous Information...................................   46
       Shares of the Trust......................................   46
       Shareholder Meetings.....................................   46
       Voting Rights............................................   47
       Independent Registered Public Accounting Firm............   47
       Registration Statement...................................   47

    Financial Statements........................................   48

    Appendix A..................................................   49
       Description of Securities Ratings........................   49

    Appendix B..................................................   51
       Description of Municipal Securities......................   51

INVESTMENT POLICIES AND RESTRICTIONS
AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS

   The Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or particular class of shares if a matter affects just the Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy.

   As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

   The Fund has adopted the following fundamental policies and restrictions:

   (1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7) or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   The Fund may not:

   (2) Purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to the Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

   (3) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

   (4) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

   (5) Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

   (6) Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Fund may not issue "senior securities" in contravention of the 1940 Act.

   (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

   As a fundamental policy, the Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

   Investment restriction (1) is intended to reflect the requirements under
   Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

   The Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:


   (1) (a) If the Fund is an approved underlying fund in a Janus fund of funds (currently Forty Fund, Risk-Managed Growth Fund, Risk-Managed Value Fund, Small Company Value Fund, and International Equity Fund), the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).


   (2) The Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.


   (3) The Fund may not purchase securities on margin or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

   (4) The Fund may not pledge, mortgage, hypothecate, or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

   (5) The Fund may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

   For purposes of the Fund's policies on investing in particular industries, the Fund will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES

   The Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and
   (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

   Under Rule 2a-7, the Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases it may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

   Pursuant to Rule 2a-7, the Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, the Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, the Fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer or
   (ii) five percent of its total assets in second-tier securities.

   The following discussion of types of securities in which the Fund may invest supplements and should be read in conjunction with the Prospectuses.

Participation Interests

   The Fund may purchase participation interests in loans or securities in which it may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Fund intends to exercise any demand rights it may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Fund's investment portfolio. The Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

   The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

   Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

   The Fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

   Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

   As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to the Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

   The Fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and
   (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of the Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

   Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

   Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

   The Fund may also invest in privately-issued mortgage-backed securities to the extent permitted by its investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac, or Fannie Mae or by pools of conventional mortgages.

   Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Securities Lending

   Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Fund does not have the right to vote on securities while they are being lent; however, the Fund may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.


Reverse Repurchase Agreements

   Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

   Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies.

When-Issued and Delayed Delivery Securities

   The Fund may purchase securities on a when-issued or delayed delivery basis. The Fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value ("NAV").

Investment Company Securities


   From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits the Fund from acquiring: (i) more than 3% of another investment company's voting stock;
   (ii) securities of another investment company with a value in excess of 5% of the Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If the Fund is an approved underlying fund in a Janus fund of funds (currently Forty Fund, Risk-Managed Growth Fund, Risk-Managed Value Fund, Small Company Value Fund, and International Equity Fund), the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of
   Section 12(d)(1). The Fund may invest its cash holdings in affiliated or non-affiliated money market funds and purchase unlimited shares of Janus-managed funds as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.


Debt Obligations

   The Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

   The Fund may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Obligations of Financial Institutions

   The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

   Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

   Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

   Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, the Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which the Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Leases

   The Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectuses under "Taxable Investments."

   In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
   (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

   Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. Money Market Fund's portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The top ten portfolio holdings for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com approximately two business days after the end of the applicable period. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the non-money market funds are published monthly with a 30-day lag, and quarterly, with a 15-day lag, on www.janus.com.



   Specific portfolio level performance attribution information and statistics for the Fund will be made available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund.


   The Fund's Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

   Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or senior management team that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or senior management team is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.


   As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of the Fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products. [TO BE UPDATED BY AMENDMENT]


NAME                                  FREQUENCY            LAG TIME
----                                  ---------            --------
Allfunds Bank, S.A.                   Monthly              30 days
Brockhouse & Cooper Inc.              Quarterly            Current
Callan Associates Inc.                Monthly; Quarterly   Current
Cambridge Associates LLC              Quarterly            Current
Charles River Systems, Inc.           As needed            Current
Citibank, N.A.                        Daily                Current
Credit Suisse APAF                    Monthly              30 days
CMS BondEdge                          As needed            Current
CRA RogersCasey                       Quarterly            Current
Deloitte & Touche LLP                 As needed            Current
Deloitte Tax LLP                      As needed            Current
Eagle Investment Systems Corp.        As needed            Current
Ernst & Young LLP                     As needed            Current
FactSet Research Systems, Inc.        As needed            Current
Financial Models Company, Inc.        As needed            Current
FT Interactive Data Corporation       Daily                Current
Institutional Shareholder Services,
  Inc.                                Daily                Current
International Data Corporation        Daily                Current
Investment Manager Selection Ltd.     Quarterly            30 days
Investment Technology Group, Inc.     Daily                Current
Jeffrey Slocum & Associates, Inc.     As needed            Current
Lehman Brothers Inc.                  Daily                Current
Marco Consulting Group, Inc.          Monthly              Current
Markit Loans, Inc.                    Daily                Current
Mercer Investment Consulting, Inc.    Quarterly            Current
Moody's Investors Service Inc.        Weekly               7 days or more
New England Pension Consultants       Monthly              Current

NAME                                  FREQUENCY            LAG TIME
----                                  ---------            --------
Nikko Asset Management Co., Ltd.      As needed            Current
Nomura Funds Research and
  Technologies Co., Ltd.              Monthly              Current
Nomura Securities Co., Ltd.           As needed            Current
PricewaterhouseCoopers LLP            As needed            Current
Reuters America Inc.                  Daily                Current
Rocaton Investment Advisors, LLC      As needed            Current
Russell/Mellon Analytical Services,
  LLC                                 Monthly              Current
Sapient Corporation                   As needed            Current
Schroder Investment Management
  Limited                             Quarterly            30 days
Standard & Poor's                     Daily                Current
Standard & Poor's Financial Services  Weekly               2 days or more
Standard & Poor's Securities
  Evaluation                          Daily                Current
State Street Bank and Trust Company   Daily                Current
Summit Strategies Group               Monthly; Quarterly   Current
The Macgregor Group, Inc.             As needed            Current
Wall Street On Demand, Inc.           Monthly; Quarterly   30 days; 15 days
Wilshire Associates Incorporated      As needed            Current
Yanni Partners, Inc.                  Quarterly            Current
Zephyr Associates, Inc.               Quarterly            Current

   In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the Fund may receive nonpublic portfolio holdings information.

   Janus Capital manages accounts other than registered investment companies, such as separate accounts. Janus Capital also manages products sponsored by companies other than Janus Capital, including registered investment companies and separate accounts. These other products may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

   Pursuant to SEC rules, the Trustees have established procedures to stabilize the Fund's NAV at $1.00 per Share. These procedures include a review of the extent of any deviation of NAV per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations. The Fund: (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less;
   (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Fund's high quality criteria.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

   As stated in the Prospectuses, the Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund.


   In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or institutions that are or are expected to be instrumental in the acquisition or retention of shareholders for Class A and Class C Shares of the Fund or other Janus funds or that perform recordkeeping or other services with respect to shareholder accounts. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the size of an institutional relationship, gross and/or net sales generated by the relationship, and the profitability of sales through the institutional relationship. These requirements may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley DW Inc.; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from the Fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected. [TO BE UPDATED BY AMENDMENT]


   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from the Fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

   Janus Distributors or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Fund's transfer agent. Pursuant to the Advisory Agreement, Janus Capital furnishes certain other services, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Fund may reimburse Janus Capital for its costs.

   The Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.25% of the Fund's average daily net assets.


   Janus Capital has voluntarily agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the administrative services fee for Class S Shares, the distribution and shareholder servicing fees (12b-1) for Class A Shares, Class C Shares, and Class S Shares, brokerage commissions, interest, taxes, and extraordinary expenses, exceed 0.36% of average daily net assets. For information about how this expense limit affects the total expenses of each class of the Fund, see the table in the "Fees and Expenses" section of each prospectus. The waiver is voluntary, and as a result, could change or be terminated at any time at the discretion of Janus Capital.

   The following table summarizes the advisory fees paid by the Fund and any advisory fee waivers for the last three fiscal years ended July 31. The information presented in the table below reflects the investment advisory fee in effect during each of the fiscal years shown. [TO BE UPDATED BY AMENDMENT]



                                            2006                 2005                 2004
                                     Advisory             Advisory             Advisory
Fund Name                              Fees     Waivers     Fees     Waivers     Fees     Waivers
-------------------------------------------------------------------------------------------------
Money Market Fund                                         $34,991    $34,991*  $44,343    $44,343*


* Fee waiver by Janus Capital exceeded the advisory fee.


   The Fund's Advisory Agreement is dated [          ], and will continue in
   effect until [          ] and thereafter from year to year so long as such
   continuance is approved annually by a majority of the Fund's Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The Advisory Agreement: (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund. [TO BE UPDATED BY AMENDMENT]




ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

   Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

   Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

   Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
   (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics

   Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

   The Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to the Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures is available: (i) without charge, upon request, by calling 1-800-525-0020; (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com.

   The Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital's portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer (or Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND
CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

   Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Fund's custodian. The custodian holds the Fund's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the Fund.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Fund. Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in the Class S Shares of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.


   For the fiscal years ended July 31, the total amounts paid by Class S Shares of the Fund to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and other service providers) for administrative services are summarized below: [TO BE UPDATED BY AMENDMENT]



                                                 Administrative   Administrative   Administrative
                                                    Services         Services         Services
                                                      Fees             Fees             Fees
Fund Name                                        July 31, 2006    July 31, 2005    July 31, 2004
-------------------------------------------------------------------------------------------------
Money Market Fund                                                    $34,904          $44,176



   Janus Services is not compensated for its services related to Class A Shares and Class C Shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the networking and/or omnibus account fees which certain intermediaries charge with respect to transactions in the Fund that are processed through the National Securities Clearing Corporation ("NSCC") or similar systems.


   The Fund pays DST Systems, Inc. ("DST") license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system. The Fund also pays DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations. In addition, the Fund uses the DST sharelot system to track and process redemption fees and contingent deferred sales charges. For this system, the Fund currently pays DST at an annual rate of $0.40 per account. This fee is only charged to classes of the Fund with redemption fees or contingent deferred sales charges.

   Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research, and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities, and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses, and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists, and government officials; and other research products and services that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

   The Fund generally buys and sells securities in principal and agency transactions in which no commissions are paid. For the fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, the Fund did not incur any brokerage commissions. However, the Fund may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Fund will be no less favorable than that of contemporaneously available principal transactions.


   When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.


   As of July 31, 2006, the Fund owned securities of its regular broker-dealers (or parents) as shown below:



   [TO BE UPDATED BY AMENDMENT]



                                                               Value of
                                                              Securities
Name of Broker-Dealer                                           Owned
------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).


   Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 69 series or funds.


   The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund's Chief Compliance Officer, as authorized by the Trustees.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2005,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Chairman         3/04-Present     Chief Executive Officer of Red  69*              Chairman of the
 151 Detroit Street                                     Robin Gourmet Burgers, Inc.                      Board (since
 Denver, CO 80206     Trustee          4/00-Present     (since 2005). Formerly,                          2005) and
 Age 62                                                 private investor.                                Director of Red
                                                                                                         Robin Gourmet
                                                                                                         Burgers, Inc.;
                                                                                                         and Director of
                                                                                                         Janus World
                                                                                                         Funds Plc
                                                                                                         (Dublin-based,
                                                                                                         non-U.S.
                                                                                                         funds).
------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro     Trustee          11/05-Present    Partner of Tango Group, a       69               Trustee and
 151 Detroit Street                                     private investment firm (since                   Chairman of RS
 Denver, CO 80206                                       1999).                                           Investment
 Age 49                                                                                                  Trust (since
                                                                                                         2001); Director
                                                                                                         of IZZE
                                                                                                         Beverages and
                                                                                                         MyFamily.com,
                                                                                                         Inc.
                                                                                                         (genealogical
                                                                                                         research
                                                                                                         website).
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Vice President of Asian         69               Trustee of
 151 Detroit Street                                     Cultural Council. Formerly,                      Asian Cultural
 Denver, CO 80206                                       Executive Vice President and                     Council.
 Age 48                                                 Chief Operating Officer of The
                                                        Rockefeller Brothers Fund (a
                                                        private family foundation).
------------------------------------------------------------------------------------------------------------------------





* Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 23 funds. Including JWF and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 92 funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2005,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   69               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History (Chicago, IL).                   Director of
 Denver, CO 80206                                                                                        Divergence Inc.
 Age 67                                                                                                  (biotechnology
                                                                                                         firm); Director
                                                                                                         of W.W.
                                                                                                         Grainger, Inc.
                                                                                                         (industrial
                                                                                                         distributor)
                                                                                                         and Trustee of
                                                                                                         Harris Insight
                                                                                                         Funds Trust (19
                                                                                                         portfolios),
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station), and
                                                                                                         the University
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          4/00-Present     Co-founder and Managing         69               Director of Red
 151 Detroit Street                                     Director of Roaring Fork                         Robin Gourmet
 Denver, CO 80206                                       Capital Management, LLC                          Burgers, Inc.
 Age 62                                                 (private investment in public
                                                        equity firm); and Professor
                                                        Emeritus of Business of the
                                                        University of Colorado,
                                                        Colorado Springs, CO (since
                                                        2004). Formerly, Professor of
                                                        Business of the University of
                                                        Colorado (2002-2004); and
                                                        Distinguished Visiting
                                                        Professor of Business
                                                        (2001-2002) of Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Glendale, AZ.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2005,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          4/00-Present     Corporate Vice President and    69               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 61                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          4/00-Present     Private Investor and            69               N/A
 151 Detroit Street                                     Consultant to California
 Denver, CO 80206                                       Planned Unit Developments.
 Age 67                                                 Formerly, CEO and President of
                                                        Marwal, Inc. (homeowner
                                                        association management
                                                        company).
------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf        Trustee          11/05-Present    Retired. Formerly, Chairman     69               Director of
 151 Detroit Street                                     and Chief Executive Officer of                   Wal- Mart, The
 Denver, CO 80206                                       Leo Burnett (Worldwide)                          Field Museum of
 Age 58                                                 (advertising agency)                             Natural History
                                                        (2001-2005); and President of                    (Chicago, IL),
                                                        Leo Burnett (USA) (advertising                   Children's
                                                        agency) (1996-2000).                             Memorial
                                                                                                         Hospital
                                                                                                         (Chicago, IL),
                                                                                                         Chicago Council
                                                                                                         on Foreign
                                                                                                         Relations, and
                                                                                                         Economic Club
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2005,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Trustee          4/00-Present     Retired. Formerly, President    69               N/A
 151 Detroit Street                                     (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994-2002)
 Age 68                                                 of Janus Capital or Janus
                                                        Capital Corporation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation;
                                                        President and Director
                                                        (1994-2002) of The Janus
                                                        Foundation; and Director
                                                        (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------





* The Fund is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
 NAME, AGE AS OF                               OFFICE* AND
 DECEMBER 31, 2005     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS           FUND                    TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 J. Eric Thorderson    Executive Vice          1/01-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 44                Janus Adviser Money
                       Market Fund
--------------------------------------------------------------------------------------------------
 Stephanie             Chief Legal Counsel     1/06-Present   Assistant Vice President of Janus
 Grauerholz-Lofton     and Secretary                          Capital and Janus Distributors LLC.
 151 Detroit Street                                           Formerly, Associate Counsel of Janus
 Denver, CO 80206      Vice President          3/06-Present   Capital (2003- 2006); and Associate
 Age 35                                                       of Vedder, Price, Kaufman &
                                                              Kammholz, P.C. (1999-2003).
--------------------------------------------------------------------------------------------------
 Kelley Abbott Howes   President and Chief     1/06-Present   President of Janus Services LLC;
 151 Detroit Street    Executive Officer                      Senior Vice President and General
 Denver, CO 80206                                             Counsel of Janus Capital; and Senior
 Age 40                                                       Vice President and Assistant General
                                                              Counsel of Janus Distributors LLC.
                                                              Formerly, Senior Vice President and
                                                              General Counsel of Janus Services
                                                              LLC (2004-2006); Vice President
                                                              (1999-2005) of Janus Distributors
                                                              LLC; Vice President (2000-2004) and
                                                              Assistant General Counsel
                                                              (2002-2004) of Janus Services LLC;
                                                              and Vice President and Assistant
                                                              General Counsel (1999-2004) of Janus
                                                              Capital.
--------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President and      6/02-Present   Senior Vice President and Chief
 151 Detroit Street    Chief Compliance                       Compliance Officer of Janus Capital,
 Denver, CO 80206      Officer                                Janus Distributors LLC, and Janus
 Age 48                                                       Services LLC; Chief Compliance
                                                              Officer of Bay Isle Financial LLC;
                                                              and Vice President of Enhanced
                                                              Investment Technologies, LLC.
                                                              Formerly, Chief Compliance Officer
                                                              of Enhanced Investment Technologies,
                                                              LLC (2003-2005); Vice President of
                                                              Janus Capital (2000-2005), Janus
                                                              Distributors LLC (2000-2001), and
                                                              Janus Services LLC (2004-2005); and
                                                              Assistant Vice President of Janus
                                                              Services LLC (2000-2004).
--------------------------------------------------------------------------------------------------
 Jesper Nergaard       Chief Financial         3/05-Present   Vice President of Janus Capital.
 151 Detroit Street    Officer                                Formerly, Director of Financial
 Denver, CO 80206                                             Reporting for OppenheimerFunds, Inc.
 Age 43                Vice President,         2/05-Present   (2004-2005); Site Manager and First
                       Treasurer, and                         Vice President of Mellon Global
                       Principal Accounting                   Securities Services (2003); and
                       Officer                                Director of Fund Accounting, Project
                                                              Development, and Training of INVESCO
                                                              Funds Group (1994-2003).
--------------------------------------------------------------------------------------------------



* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

   The Trustees are responsible for major decisions relating to the establishment or change of the Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table: [TO BE UPDATED BY AMENDMENT]



---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial          Jerome S. Contro (Chairman)
 COMMITTEE    reporting process, the system  John W. McCarter, Jr.
              of internal controls over      Dennis B. Mullen
              financial reporting,
              disclosure controls and
              procedures, Form N-CSR
              filings, and the audit
              process. The Committee's
              review of the audit process
              includes, among other things,
              the appointment,
              compensation, and oversight
              of the auditors and
              pre-approval of all audit and
              nonaudit services.
---------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes              James T. Rothe (Chairman)
 COMMITTEE    recommendations regarding      Jerome S. Contro
              matters related to the         William F. McCalpin
              Trust's use of brokerage
              commissions and placement of
              portfolio transactions.
---------------------------------------------------------------------------------------------
 INVESTMENT   Oversees the investment        Dennis B. Mullen (Chairman)
 OVERSIGHT    activities of the Trust's      Jerome S. Contro
 COMMITTEE    non-money market Funds.        William F. McCalpin
                                             John W. McCarter, Jr.
                                             James T. Rothe
                                             William D. Stewart
                                             Martin H. Waldinger
                                             Linda S. Wolf
---------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with       William F. McCalpin (Chairman)
 REGULATORY   various procedures adopted by  William D. Stewart
 COMMITTEE    the Trust, reviews             Linda S. Wolf
              registration statements on
              Form N-1A, oversees the
              implementation and
              administration of the Trust's
              Proxy Voting Guidelines.
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 MONEY        Reviews various matters        Martin H. Waldinger (Chairman)
 MARKET       related to the operations of   William F. McCalpin
 COMMITTEE    the Janus money market funds,  James T. Rothe
              including compliance with
              their Money Market Fund
              Procedures.
---------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends      John W. McCarter, Jr. (Chairman)
 AND          individuals for election as    Dennis B. Mullen
 GOVERNANCE   Trustee, consults with         Martin H. Waldinger
 COMMITTEE    Management in planning
              Trustee meetings, and
              oversees the administration
              of, and ensures compliance
              with, the Trust's Governance
              Procedures and Guidelines.
---------------------------------------------------------------------------------------------
 PRICING      Determines a fair value of     William D. Stewart (Chairman)
 COMMITTEE    securities for which market    James T. Rothe
              quotations are not readily     Linda S. Wolf
              available or are deemed not
              to be reliable, pursuant to
              procedures adopted by the
              Trustees.
---------------------------------------------------------------------------------------------

   Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds of the Trust for which they serve as Trustees, to the extent they are directly eligible to do so. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of other Janus funds that are similarly managed as Money Market Fund but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2005. [TO BE UPDATED BY AMENDMENT]




-----------------------------------------------------------------------------
                                              AGGREGATE DOLLAR RANGE OF
                                              EQUITY SECURITIES IN ALL
                        DOLLAR RANGE OF       REGISTERED INVESTMENT COMPANIES
                        EQUITY SECURITIES IN  OVERSEEN BY TRUSTEE IN JANUS
 NAME OF TRUSTEE        THE FUND              FUNDS
-----------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------
 Dennis B. Mullen       None                  Over $100,000
-----------------------------------------------------------------------------
 Jerome S. Contro       None                  Over $100,000
-----------------------------------------------------------------------------
 William F. McCalpin    None                  Over $100,000
-----------------------------------------------------------------------------
 John W. McCarter, Jr.  None                  Over $100,000
-----------------------------------------------------------------------------
 James T. Rothe         None                  Over $100,000
-----------------------------------------------------------------------------
 William D. Stewart     None                  Over $100,000
-----------------------------------------------------------------------------
 Martin H. Waldinger    None                  Over $100,000
-----------------------------------------------------------------------------
 Linda S. Wolf          None                  Over $100,000
-----------------------------------------------------------------------------
 INTERESTED TRUSTEE
-----------------------------------------------------------------------------
 Thomas H. Bailey       None                  Over $100,000
-----------------------------------------------------------------------------





   The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee for their services as Trustees or officers. The Trust and other Janus-managed funds may pay all or a portion of compensation and related expenses of the Fund's Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

   The following table shows the aggregate compensation paid to each Independent Trustee by the Fund described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments"). [TO BE UPDATED BY AMENDMENT]



                                                   Aggregate Compensation      Total Compensation
                                                     from the Fund for      from the Janus Funds for
                                                     fiscal year ended         calendar year ended
Name of Person, Position                               July 31, 2006          December 31, 2005(1)
-----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES(2)
Dennis B. Mullen, Chairman and Trustee(3)
Jerome S. Contro, Trustee
William F. McCalpin, Trustee
John W. McCarter, Jr., Trustee
James T. Rothe, Trustee
William D. Stewart, Trustee
Martin H. Waldinger, Trustee
Linda S. Wolf, Trustee



(1) For Mr. Mullen, includes compensation for service on the boards of five Janus trusts comprised of 92 portfolios (23 portfolios of which are for service on the board of Janus World Funds Plc, an offshore product). For Messrs. McCalpin, McCarter, Stewart, and Waldinger, includes compensation for service on the boards of three Janus trusts comprised of 69 portfolios. For Mr. Rothe, includes compensation for service on the boards of four Janus trusts comprised of 71 portfolios.


(2) At a Special Meeting of Shareholders on November 22, 2005, shareholders of the Trust elected two new Trustees, Jerome S. Contro and Linda S. Wolf. Prior to such election, Mr. Contro and Ms. Wolf were consultants to the Trustees. As of the fiscal year ended July 31, 2006, Mr. Contro and Ms. Wolf
    received aggregate compensation from the Trust in the amount of $    and
    $    , respectively, for serving as consultants to the Trustees.

(3) Aggregate compensation received from the Fund includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus World Funds Plc.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

   Class S Shares of the Fund can be purchased only through institutional channels such as retirement plans, broker-dealers, bank trust departments, financial advisers, or similar financial intermediaries. Not all financial intermediaries offer Class S Shares. Certain designated organizations are authorized to receive purchase orders on the Fund's behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Your financial intermediary, plan documents, or the Fund's Prospectuses will provide you with detailed information about investing in the Fund.

   Class A Shares and Class C Shares of the Fund are only available for purchase by exchange of Class A Shares and Class C Shares of another Fund of Janus Adviser Series or Janus Adviser, another Trust advised by Janus Capital.

   In order to receive a day's dividend, your order for any class of Shares must be received in good order by the close of the regular trading session of the New York Stock Exchange ("NYSE").

CLASS C SHARES AND CLASS S SHARES

   Class C Shares and Class S Shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.

CLASS A SHARES

   The price you pay for Class A Shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order. Your financial intermediary may charge you a separate additional fee for transactions in Class A Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS
--------------------------------------------------------------------------------

CLASS A SHARES AND CLASS S SHARES

   As described in the Prospectuses, Class A Shares and Class S Shares have adopted a distribution and shareholder servicing plan (the "Class A Plan" and the "Class S Plan", respectively) adopted in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares of the Fund for activities that are primarily intended to result in sales of Class A Shares and Class S Shares of the Fund, including but not limited to preparing, printing, and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plans are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments are made to Janus Distributors, the Fund's distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On April 3, 2000, the Trustees unanimously approved the distribution plan with respect to the initial class of shares. On December 10, 2002, the distribution plan was amended and restated to designate the initial class of shares as I Shares, renamed S Shares effective November 28, 2005. On July 14, 2004, the Trustees unanimously approved the Class A Plan.

CLASS C SHARES

   As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of the Fund for activities which are primarily intended to result in sales of Class C Shares of the Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of the Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the National Association of Securities Dealers, Inc. ("NASD") Conduct Rules. Janus Distributors has agreed to a waiver, which will reduce the amount of fees payable by the Fund from 1.00% to 0.25%. This waiver will continue at least until December 1, 2006. Payments under the Class C Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On

   June 18, 2002, the Trustees unanimously approved the Class C Plan which became effective on that date.

   The Plans and any Rule 12b-1 related agreement that is entered into by the Fund or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of the Fund or by vote of a majority of the 12b-1 Trustees.

   Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

   For the fiscal year ended July 31, 2005, Class A Shares, Class C Shares, and Class S Shares of the Fund paid a total of $23, $64, and $34,904, respectively to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under each Class' respective Plan.

   For the fiscal year ended July 31, 2005, there were no contingent deferred sales charges paid to Janus Distributors by investors upon certain redemptions of Class A Shares and Class C Shares.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

   Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

   The right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

CLASS A SHARES

   A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

CLASS C SHARES

   A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus.

   Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

   The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

   Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.

   The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, the Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special tax treatment.

   All income dividends on the Fund's Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the first business day following the record date.

   Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


   [TO BE UPDATED BY AMENDMENT]

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


   The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers twenty-one series of shares, known as "Funds," twenty of which consist of five classes of shares and one of which consists of three classes of shares. Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) previously had no class designation.


   The Fund was formed from the reorganization of the Retirement Shares of the Money Market Portfolio of Janus Aspen Series into the Fund on July 31, 2000.

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the Shares of the same class of the Fund, and in residual assets of that class of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or subscription rights.

   Money Market Fund offers three classes of shares. The Shares discussed in this SAI are offered only through retirement and pension plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

   Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.

   Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of the Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

   The Trustees are responsible for major decisions relating to the Fund's policies and objectives; the Trustees oversee the operation of the Fund by its officers and review the investment decisions of the officers.

   The Trustees of the Trust (including Mr. Contro and Ms. Wolf, new Trustees), were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

   As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   [TO BE UPDATED BY AMENDMENT]


REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT


   [TO BE UPDATED BY AMENDMENT]

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

Moody's and Standard & Poor's

   MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

   The two highest ratings of Standard & Poor's Ratings Service ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

   The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2, or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

   SHORT-TERM MUNICIPAL LOANS

   S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

   Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/ VMIG-1 group.

   OTHER SHORT-TERM DEBT SECURITIES

   Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH, INC.


    SHORT-TERM BOND RATING    EXPLANATION
    -----------------------------------------------------------------------------
    F-1+..................... Exceptionally strong credit quality. Issues assigned this rating are regarded as having the
                              strongest degree of assurance for timely payment.



    F-1...................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only
                              slightly less in degree than issues rated F-1+.



    F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely
                              payments, but the margin of safety is not as great
                              as the F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

   MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

   1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

   2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

   4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

   5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

   6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

   MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

   1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

   In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

   3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.


   While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Internal Revenue Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Internal Revenue Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Internal Revenue Code for tax-exempt financing are expected to become increasingly limited.


   Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

   OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectuses.

   Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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                                  (JANUS LOGO)
                                 www.janus.com

                               151 Detroit Street
                          Denver, Colorado 80206-4805
                                 1-800-525-0020

                             November 28, 2006

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                             SUBJECT TO COMPLETION


    PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 14, 2006



                                         Janus Adviser International Equity Fund


                              JANUS ADVISER SERIES
                                 CLASS A SHARES
                                 CLASS C SHARES

                                 CLASS I SHARES

                                 CLASS R SHARES

                                 CLASS S SHARES


                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares (collectively, the "Shares") of the Fund listed above, which is a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"). This series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of the Fund.

     Shares of the Fund may generally be purchased only through institutional channels such as qualified and nonqualified retirement and pension plans, bank trust departments, broker-dealers, financial advisers, and other financial intermediaries.


     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectuses dated November 28, 2006, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-800-525-0020. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectuses. [TO BE UPDATED BY AMENDMENT]

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    Classification, Investment Policies and Restrictions, and
    Investment Strategies and Risks............................    2

    Investment Adviser.........................................   38

    Custodian, Transfer Agent, and Certain Affiliations........   51

    Portfolio Transactions and Brokerage.......................   53

    Trustees and Officers......................................   56

    Shares of the Trust........................................   69
       Net Asset Value Determination...........................   69
       Purchases...............................................   70
       Distribution and Shareholder Servicing Plans............   72
       Redemptions.............................................   73

    Income Dividends, Capital Gains Distributions, and Tax
    Status.....................................................   76

    Principal Shareholders.....................................   78

    Miscellaneous Information..................................   79
       Shares of the Trust.....................................   79
       Shareholder Meetings....................................   79
       Voting Rights...........................................   80
       Independent Registered Public Accounting Firm...........   80
       Registration Statement..................................   80

    Financial Statements.......................................   81

    Appendix A.................................................   82
       Explanation of Ratings Categories.......................   82

CLASSIFICATION, INVESTMENT POLICIES AND
RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

JANUS ADVISER SERIES

   This Statement of Additional Information includes information about one series of the Trust. The Fund is a series of the Trust, an open-end, management investment company.

CLASSIFICATION


   The Investment Company Act of 1940, as amended, ("1940 Act") classifies mutual funds as either diversified or nondiversified. International Equity Fund is classified as diversified. International Equity Fund is referred to in this SAI as the "Fund."


INVESTMENT POLICIES AND RESTRICTIONS

   The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares if a matter affects just the Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Fund.

   (1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   The Fund may not:

   (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities).

   (3) Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

   (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

   (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

   (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

   (7) Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Fund may not issue "senior securities" in contravention of the 1940 Act.

   As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

   The Trustees have adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:


   (a) If the Fund is an approved underlying fund in a Janus fund of funds (currently Forty Fund, Risk-Managed Growth Fund, Risk-Managed Value Fund, Small Company Value Fund, and International Equity Fund), the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).


   (b) The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore ("short sales against the box"). In addition, the Fund may engage in "naked" short sales, which involve selling a security that the Fund borrows and does not own. The total market value of all of the Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short.

   (c) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

   (d) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

   (e) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (f) The Fund may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

   For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

   For purposes of the Fund's policies on investing in particular industries, the Fund will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

Diversification

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A Fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a Fund that is classified as "diversified." This gives a nondiversified Fund more flexibility to focus its investments in the most attractive companies identified by the investment personnel. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified Fund, its share price can be expected to fluctuate more than a comparable diversified Fund. This fluctuation, if significant, may affect the performance of a Fund.

Cash Position

   As discussed in the Prospectuses, the Fund's cash position may temporarily increase under various circumstances. Securities that the Fund may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. The Fund may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities.")

Illiquid Investments

   The Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Fund. Under the guidelines established by the

   Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Fund's liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933.

   If illiquid securities exceed 15% of the Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of the Fund to decline.

   The Fund may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Fund may not be able to sell such investments when the investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the Fund may be forced to sell its venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Fund may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in the Fund's NAV.

Securities Lending

   Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities.

   The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Fund does not have the right to vote on securities while they are being lent; however, the Fund may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.


Foreign Securities

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


   EMERGING MARKETS. Within the parameters of its specific investment policies, the Fund will normally limit its investments in a company or companies from one or more "developing countries" or "emerging markets" to 15% of its net assets. Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index(SM). Investing in emerging markets involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The Fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of the Fund's investments by country is contained in the Fund's shareholder report and Form N-Q, which are filed with the SEC.

Short Sales

   The Fund may engage in "short sales against the box." This technique involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.


   The Fund may also engage in "naked" short sales. The Fund may engage in naked short sales when the investment personnel anticipate that a security's market purchase price will be less than its borrowing price. In a naked short sale transaction, the Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, the Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, the Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold.


   The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund may lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

   Until the Fund closes it short position or replaces the borrowed security, the Fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits the Fund's leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The total market value of all of the Fund's naked short sale positions will not exceed 8% of its net assets.


Zero Coupon, Step Coupon, and Pay-In-Kind Securities

   Within the parameters of its specific investment policies, the Fund may invest up to 10% of its assets in zero coupon, pay-in-kind, and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   For the purposes of the Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

   Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because the Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. The Fund may obtain such cash from selling other portfolio holdings which may cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

   Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

   The Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae

   Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

   Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

   Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

   Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of the Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by the Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

   Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

   The Fund also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, the Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Fund's Prospectuses may apply.

Investment Company Securities


   From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits the Fund from acquiring: (i) more than 3% of another investment company's voting stock;
   (ii) securities of another investment company with a value in excess of 5% of the Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If the Fund is an approved underlying fund in a Janus fund of funds (currently Forty Fund, Risk-Managed Growth Fund, Risk-Managed Value Fund, Small Company Value Fund, and International Equity Fund), the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Fund may invest its cash holdings in affiliated or non-affiliated money market funds and purchase unlimited shares of Janus-managed funds as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.



   Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Fund, to acquire their securities in excess of the limits of the 1940 Act.


Depositary Receipts

   The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

   Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Fund's Prospectuses.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, the Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which the Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

   The Fund may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

   Other types of income-producing securities that the Fund may purchase include, but are not limited to, the following types of securities:

   VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

   In order to most effectively use these investments, the investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment personnel incorrectly forecast such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.

   STANDBY COMMITMENTS. These instruments, which are similar to a put, give the Fund the option to obligate a broker-dealer or bank to repurchase a security held by the Fund at a specified price.

   TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, the Fund could lose money or its NAV could decline by the use of inverse floaters.

   STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   The Fund will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

Repurchase and Reverse Repurchase Agreements

   In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

   The Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, the Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Bonds


   Within the parameters of its specific investment policies, the Fund intends to invest 20% or less of its net assets in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.


   The Fund may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds will be included in the Fund's limit on investments in bonds rated below investment grade unless the investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The Fund's investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

   The Fund may hold defaulted securities if the investment personnel believe, based upon their analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Defaulted securities will be included in the Fund's limit on investments in bonds rated below investment grade. Notwithstanding the investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

   FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

   DISPOSITION OF PORTFOLIO SECURITIES. Although the Fund generally will purchase securities for which the investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Fund's ability to readily dispose of securities to meet redemptions.

   OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.

Futures, Options, and Other Derivative Instruments

   FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

   The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Fund's custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business. Effective February 13, 2006, FCMs may no longer maintain margin assets with the Fund's custodian or subcustodian and are required to hold such accounts directly.

   The Fund may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Fund has claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

   Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

   The Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund may also enter into futures contracts to protect the Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the

   Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. The Fund may also use this technique with respect to an individual company's stock. To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if the Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

   If the Fund owns bonds and the investment personnel expect interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the NAV of the Fund from declining as much as it may have otherwise. If, on the other hand, the investment personnel expect interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

   The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the investment personnel still may not result in a successful use of futures.

   Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

   The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

   Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

   Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

   OPTIONS ON FUTURES CONTRACTS. The Fund may buy and write put and call options on futures contracts. An option on a future gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

   The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

   FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Fund does not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

   The following discussion summarizes the Fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund may invest for nonhedging purposes such as seeking to enhance return. The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

   These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if the investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

   In general, the Fund covers outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian segregates cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, the Fund may buy call options permitting the Fund to buy the amount of foreign currency being hedged by a forward sale contract or the Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

   While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

   OPTIONS ON FOREIGN CURRENCIES. The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

   Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

   The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

   Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

   The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Fund's custodian.

   The Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

   OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Fund may write and buy options on the same types of securities that the Fund may purchase directly.

   A put option written by the Fund is "covered" if the Fund: (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Fund's custodian or (ii) holds a put on the same security and in the same principal amount as the put written, and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

   A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets in a segregated account with its custodian.

   The Fund also may write call options that are not covered for cross-hedging purposes. The Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the investment personnel believe that writing the option would achieve the desired hedge.

   The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

   The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit the Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security.

   The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

   An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

   The Fund may write options in connection with buy-and-write transactions. In other words, the Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

   The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

   The Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

   The Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

   The Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

   EURODOLLAR INSTRUMENTS. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

   SWAPS AND SWAP-RELATED PRODUCTS. The Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

   ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

   Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

   The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

   In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

   The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.


PORTFOLIO TURNOVER



   No portfolio turnover rates are available for the Fund because the Fund did not commence operations until November 28, 2006.


PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.


   The non-money market funds' portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The top ten portfolio holdings for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com approximately two business days after the end of the applicable period. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com.



   Specific portfolio level performance attribution information and statistics for the Fund will be made available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund.

   The Fund's Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

   Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or senior management team that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or senior management team is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.


   As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of the Fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products. [TO BE UPDATED BY AMENDMENT]


NAME                                  FREQUENCY            LAG TIME
----                                  ---------            --------
Allfunds Bank, S.A.                   Monthly              30 days
Brockhouse & Cooper Inc.              Quarterly            Current
Callan Associates Inc.                Monthly; Quarterly   Current
Cambridge Associates LLC              Quarterly            Current
Charles River Systems, Inc.           As needed            Current
Citibank, N.A.                        Daily                Current
Credit Suisse APAF                    Monthly              30 days
CMS BondEdge                          As needed            Current

NAME                                  FREQUENCY            LAG TIME
----                                  ---------            --------
CRA RogersCasey                       Quarterly            Current
Deloitte & Touche LLP                 As needed            Current
Deloitte Tax LLP                      As needed            Current
Eagle Investment Systems Corp.        As needed            Current
Ernst & Young LLP                     As needed            Current
FactSet Research Systems, Inc.        As needed            Current
Financial Models Company, Inc.        As needed            Current
FT Interactive Data Corporation       Daily                Current
Institutional Shareholder Services,
  Inc.                                Daily                Current
International Data Corporation        Daily                Current
Investment Manager Selection Ltd.     Quarterly            30 days
Investment Technology Group, Inc.     Daily                Current
Jeffrey Slocum & Associates, Inc.     As needed            Current
Lehman Brothers Inc.                  Daily                Current
Marco Consulting Group, Inc.          Monthly              Current
Markit Loans, Inc.                    Daily                Current
Mercer Investment Consulting, Inc.    Quarterly            Current
Moody's Investors Service Inc.        Weekly               7 days or more
New England Pension Consultants       Monthly              Current
Nikko Asset Management Co., Ltd.      As needed            Current
Nomura Funds Research and
  Technologies Co., Ltd.              Monthly              Current
Nomura Securities Co., Ltd.           As needed            Current
PricewaterhouseCoopers LLP            As needed            Current
Reuters America Inc.                  Daily                Current
Rocaton Investment Advisors, LLC      As needed            Current
Russell/Mellon Analytical Services,
  LLC                                 Monthly              Current
Sapient Corporation                   As needed            Current
Schroder Investment Management
  Limited                             Quarterly            30 days
Standard & Poor's                     Daily                Current
Standard & Poor's Financial Services  Weekly               2 days or more
Standard & Poor's Securities
  Evaluation                          Daily                Current
State Street Bank and Trust Company   Daily                Current
Summit Strategies Group               Monthly; Quarterly   Current
The Macgregor Group, Inc.             As needed            Current
Wall Street On Demand, Inc.           Monthly; Quarterly   30 days; 15 days
Wilshire Associates Incorporated      As needed            Current
Yanni Partners, Inc.                  Quarterly            Current
Zephyr Associates, Inc.               Quarterly            Current

   In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the Fund may receive nonpublic portfolio holdings information.

   Janus Capital manages accounts other than registered investment companies, such as separate accounts. Janus Capital also manages products sponsored by companies other than Janus Capital, including registered investment companies and separate accounts. These other products may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

   As stated in the Prospectuses, the Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund.


   In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or institutions that are or are expected to be instrumental in the acquisition or retention of shareholders for Class A and Class C Shares of the Fund or other Janus funds or that perform recordkeeping or other services with respect to shareholder accounts. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the size of an institutional relationship, gross and/or net sales generated by the relationship, and the profitability of sales through the institutional relationship. These requirements may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley DW Inc.; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from the Fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected. [TO BE UPDATED BY AMENDMENT]


   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from the Fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

   Janus Distributors or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Fund's transfer agent. Pursuant to the Advisory Agreement, Janus Capital furnishes certain other services, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Fund may reimburse Janus Capital for its costs.

   The Fund pays a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of the Fund and is calculated at the annual rate as shown below for the Fund. The following table reflects the Fund's contractual investment advisory fee rate.


                                                        Contractual Investment
                                  Average Daily Net       Advisory Fees (%)
Fund Name                           Assets of Fund          (annual rate)
------------------------------------------------------------------------------
  International Equity Fund       All Asset Levels               0.68

   PERFORMANCE-BASED INVESTMENT ADVISORY FEE



   The Fund has a performance-based investment advisory fee with a fee rate that is subject to an upward or downward adjustment effective December 1, 2007, based upon the Fund's performance relative to its benchmark index.



   Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by the Fund consists of two components: (i) a base fee calculated by applying the current specified fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally will be the previous 36 months, although no Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Fund's Base Fee rate will apply for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. The amended fee schedule for the Fund became effective on December 1, 2006. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. As is currently the case, the investment advisory fee is paid monthly in arrears.



   The fixed rate used in computing the Base Fee is the same as that used in computing the fee paid to Janus Capital by the Fund under its investment advisory agreement effective during the most recent fiscal year. The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by the Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund's benchmark index.



   The investment performance of the Fund's load-waived Class A Shares ("Class A Shares") is used for purposes of calculating the Fund's Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's load-waived Class A Shares against the investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.



   The Trustees may determine that a class of shares of the Fund other than Class A Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.



   The Fund's benchmark index is shown below. The Trustees may from time to time determine that another securities index is a more appropriate benchmark index for purposes of evaluating the performance of the Fund. In that event, the Trustees may approve the substitution of a successor index for the Fund's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund's performance compared to its former benchmark index. Any change to the Fund's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to a Fund's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in the Fund's benchmark index is appropriate.



   It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.



   If the average daily net assets of the Fund remain constant during a 36 month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36 month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for the Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if the Fund had not increased its net assets during the performance measurement period.



   Suppose, for example, that the Performance Adjustment was being computed after the assets of the Fund had been shrinking. Assume its monthly Base Fee was 1/12(th) of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36 month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.



   The Base Fee would be computed as follows:



   $200 million x 0.60% / 12 = $100,000



   If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:



   $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.375% of $200 million.



   If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12(th) of 0.975% of $200 million.



   If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12(th) of 0.225% of $200 million.

   Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.975% in the case of outperformance, or approximately 1/12(th) of 0.225% in the case of underperformance. Under extreme circumstances, involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, Janus Capital would reimburse the Fund.



   By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of the Fund had been growing. Assume its average daily net assets during the 36 month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.



   The Base Fee would be computed as follows:



   $800 million x 0.60% / 12 = $400,000



   If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:



   $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.094% of $800 million.



   If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12(th) of 0.694% of $800 million.



   If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12(th) of 0.506% of $800 million.



   Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.694% in the case of outperformance, or approximately 1/12(th) of 0.506% in the case of underperformance.

   The Base Fee for the Fund (which is the same as the annual investment advisory fee rate paid by the Fund during the most recent fiscal year) and the Fund's benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:



                                                                           Base Fee
    Fund Name                         Benchmark Index                  (annual fee rate)
    ------------------------------------------------------------------------------------
    International Equity Fund         MSCI EAFE(R) Index(1)               0.68%



   (1) The MSCI EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.



   Janus Capital agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any class specific distribution and shareholder servicing fees (12b-1), as well as the administrative services fee applicable to Class R Shares and Class S Shares, brokerage commissions, interest, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Fund, see the table in the "Fees and Expenses" section of each prospectus. Provided that Janus Capital remains investment adviser to the Fund, Janus Capital has agreed to continue such waivers until at least December 1, 2008.



                                  Expense Limit
Fund Name                         Percentage (%)
------------------------------------------------
  International Equity Fund            1.25(1)



   (1) The Fund has a performance-based investment advisory fee with a fee rate that is subject to an upward or downward adjustment effective December 1, 2007, based upon the Fund's performance relative to its benchmark index. Details discussing the change are included in the "Performance-Based Investment Advisory Fee" section of the SAI. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may effect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital. Unless terminated, revised, or extended, the current agreement will be in effect until December 1, 2008.

   The Fund's Advisory Agreement is dated [          ] and will continue in
   effect until [          ], and thereafter from year to year so long as such
   continuance is approved annually by a majority of the Fund's Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The Advisory Agreement: (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund. [TO BE UPDATED BY AMENDMENT]


ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   With respect to allocations of initial public offering ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a predefined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the investment personnel's account group among all participating investment personnel. Any account(s) participating in an IPO which has been classified (small, mid, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group (small, mid, or large-cap) will continue to have the investment personnel's original indication/target filled in the after market unless instructed by the investment personnel to do otherwise. The investment personnel intend to build a long-term position in the company and purchase securities in both the initial offering and in the immediate aftermarket. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.


   Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management, and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.



   Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as described under "Additional Information about Janus Capital." In addition, procedures prohibit the execution of a short sale by Long/Short Fund when another fund or account managed by Long/Short Fund's investment personnel hold the security long. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Long/Short Fund and other Janus funds and accounts.


   Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

   Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

   Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
   (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

   The Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to the Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures is available: (i) without charge, upon request, by calling 1-800-525-0020; (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com.

   The Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital's portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer (or Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND
CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

   State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund's securities and cash held outside the United States. The Fund's Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Fund's assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Fund. Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Fund for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in Class R Shares and Class S Shares of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

   Janus Services did not receive any administrative services fees from Class R Shares and Class S Shares of the Fund because the Fund did not commence operations until November 28, 2006.


   Janus Services is not compensated for its services related to Class A Shares, Class C Shares, and Class I Shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the networking and/or omnibus account fees which certain intermediaries charge with respect to transactions in the Fund that are processed through the National Securities Clearing Corporation ("NSCC") or similar systems.

   The Fund pays DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for the use of DST's shareholder accounting system. The Fund also pays DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations. In addition, the Fund uses the DST sharelot system to track and process redemption fees and contingent deferred sales charges. For this system, the Fund currently pays DST at an annual rate of $0.40 per account. This fee is only charged to classes of the Fund with redemption fees or contingent deferred sales charges.

   Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Janus Capital places all portfolio transactions of the Fund. Janus Capital has a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below. The Fund may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research, and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities, and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses, and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists, and government officials; and other research products and services that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.


   No brokerage commissions are being shown because the Fund did not commence operations until November 28, 2006.


   Janus Capital does not guarantee any broker the placement of a pre-determined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital does, however, have internal procedures for allocating transactions in a manner consistent with its execution policies to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services earned from equity trades may be used for fixed-income or other clients that normally do not pay brokerage commissions.

   Janus Capital may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital's receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital has an incentive to continue to engage in such transactions; however, Janus Capital only intends to utilize step-out transactions and new issue designations when it believes that doing so would not hinder best execution efforts.

   When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

   Brokerage commissions paid by the Fund may vary significantly from year to year because of portfolio turnover rates, broker-dealer or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).


   Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 69 series or funds.


   The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund's Chief Compliance Officer, as authorized by the Trustees.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2005,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Chairman         3/04-Present     Chief Executive Officer of Red  69*              Chairman of the
 151 Detroit Street                                     Robin Gourmet Burgers, Inc.                      Board (since
 Denver, CO 80206     Trustee          4/00-Present     (since 2005). Formerly,                          2005) and
 Age 62                                                 private investor.                                Director of Red
                                                                                                         Robin Gourmet
                                                                                                         Burgers, Inc.;
                                                                                                         and Director of
                                                                                                         Janus World
                                                                                                         Funds Plc
                                                                                                         (Dublin-based,
                                                                                                         non-U.S.
                                                                                                         funds).
------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro     Trustee          11/05-Present    Partner of Tango Group, a       69               Trustee and
 151 Detroit Street                                     private investment firm (since                   Chairman of RS
 Denver, CO 80206                                       1999).                                           Investment
 Age 49                                                                                                  Trust (since
                                                                                                         2001); Director
                                                                                                         of IZZE
                                                                                                         Beverages and
                                                                                                         MyFamily.com,
                                                                                                         Inc.
                                                                                                         (genealogical
                                                                                                         research
                                                                                                         website).
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Vice President of Asian         69               Trustee of
 151 Detroit Street                                     Cultural Council. Formerly,                      Asian Cultural
 Denver, CO 80206                                       Executive Vice President and                     Council.
 Age 48                                                 Chief Operating Officer of The
                                                        Rockefeller Brothers Fund (a
                                                        private family foundation).
------------------------------------------------------------------------------------------------------------------------





* Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 23 funds. Including JWF and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 92 funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2005,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   69               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History (Chicago, IL).                   Director of
 Denver, CO 80206                                                                                        Divergence Inc.
 Age 67                                                                                                  (biotechnology
                                                                                                         firm); Director
                                                                                                         of W.W.
                                                                                                         Grainger, Inc.
                                                                                                         (industrial
                                                                                                         distributor)
                                                                                                         and Trustee of
                                                                                                         Harris Insight
                                                                                                         Funds Trust (19
                                                                                                         portfolios),
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station), and
                                                                                                         the University
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          4/00-Present     Co-founder and Managing         69               Director of Red
 151 Detroit Street                                     Director of Roaring Fork                         Robin Gourmet
 Denver, CO 80206                                       Capital Management, LLC                          Burgers, Inc.
 Age 62                                                 (private investment in public
                                                        equity firm); and Professor
                                                        Emeritus of Business of the
                                                        University of Colorado,
                                                        Colorado Springs, CO (since
                                                        2004). Formerly, Professor of
                                                        Business of the University of
                                                        Colorado (2002-2004); and
                                                        Distinguished Visiting
                                                        Professor of Business
                                                        (2001-2002) of Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Glendale, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          4/00-Present     Corporate Vice President and    69               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 61                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2005,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          4/00-Present     Private Investor and            69               N/A
 151 Detroit Street                                     Consultant to California
 Denver, CO 80206                                       Planned Unit Developments.
 Age 67                                                 Formerly, CEO and President of
                                                        Marwal, Inc. (homeowner
                                                        association management
                                                        company).
------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf        Trustee          11/05-Present    Retired. Formerly, Chairman     69               Director of
 151 Detroit Street                                     and Chief Executive Officer of                   Wal- Mart, The
 Denver, CO 80206                                       Leo Burnett (Worldwide)                          Field Museum of
 Age 58                                                 (advertising agency)                             Natural History
                                                        (2001-2005); and President of                    (Chicago, IL),
                                                        Leo Burnett (USA) (advertising                   Children's
                                                        agency) (1996-2000).                             Memorial
                                                                                                         Hospital
                                                                                                         (Chicago, IL),
                                                                                                         Chicago Council
                                                                                                         on Foreign
                                                                                                         Relations, and
                                                                                                         Economic Club
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Trustee          4/00-Present     Retired. Formerly, President    69               N/A
 151 Detroit Street                                     (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994-2002)
 Age 68                                                 of Janus Capital or Janus
                                                        Capital Corporation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation;
                                                        President and Director
                                                        (1994-2002) of The Janus
                                                        Foundation; and Director
                                                        (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------





* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
 NAME, AGE AS OF                               OFFICE* AND
 DECEMBER 31, 2005     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS           FUND                    TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Doug Kirkpatrick      Executive Vice          11/06-Present  Vice President of Janus Capital.
 151 Detroit Street    President                              Formerly, Analyst for Artisan
 Denver, CO 80206      of Janus Adviser                       International Fund at Artisan
 Age 37                International Equity                   Partners LP (1997-2001).
                       Fund
--------------------------------------------------------------------------------------------------
 Julian Pick           Executive Vice          11/06-Present  Vice President of Janus Capital.
 151 Detroit Street    President                              Formerly, Director of Global
 Denver, CO 80206      of Janus Adviser                       Equities for Deutsche Asset
 Age 43                International Equity                   Management (London) (2001-2003) and
                       Fund                                   Analyst (1995-2001) for Janus
                                                              Capital.
--------------------------------------------------------------------------------------------------
 Laurent Saltiel       Executive Vice          11/06-Present  Vice President of Janus Capital.
 151 Detroit Street    President                              Formerly, Analyst at RS Investments
 Denver, CO 80206      of Janus Adviser                       (2000-2002).
 Age 36                International Equity
                       Fund
--------------------------------------------------------------------------------------------------
 Stephanie             Chief Legal Counsel     1/06-Present   Assistant Vice President of Janus
 Grauerholz-Lofton     and Secretary                          Capital and Janus Distributors LLC.
 151 Detroit Street                                           Formerly, Associate Counsel of Janus
 Denver, CO 80206      Vice President          3/06-Present   Capital (2003- 2006); and Associate
 Age 35                                                       of Vedder, Price, Kaufman &
                                                              Kammholz, P.C. (1999-2003).
--------------------------------------------------------------------------------------------------
 Kelley Abbott Howes   President and Chief     1/06-Present   President of Janus Services LLC;
 151 Detroit Street    Executive Officer                      Senior Vice President and General
 Denver, CO 80206                                             Counsel of Janus Capital; and Senior
 Age 40                                                       Vice President and Assistant General
                                                              Counsel of Janus Distributors LLC.
                                                              Formerly, Senior Vice President and
                                                              General Counsel of Janus Services
                                                              LLC (2004-2006); Vice President
                                                              (1999-2005) of Janus Distributors
                                                              LLC; Vice President (2000-2004) and
                                                              Assistant General Counsel
                                                              (2002-2004) of Janus Services LLC;
                                                              and Vice President and Assistant
                                                              General Counsel (1999-2004) of Janus
                                                              Capital.
--------------------------------------------------------------------------------------------------



* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
 NAME, AGE AS OF                               OFFICE* AND
 DECEMBER 31, 2005     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS           FUND                    TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President and      6/02-Present   Senior Vice President and Chief
 151 Detroit Street    Chief Compliance                       Compliance Officer of Janus Capital,
 Denver, CO 80206      Officer                                Janus Distributors LLC, and Janus
 Age 48                                                       Services LLC; Chief Compliance
                                                              Officer of Bay Isle Financial LLC;
                                                              and Vice President of Enhanced
                                                              Investment Technologies, LLC.
                                                              Formerly, Chief Compliance Officer
                                                              of Enhanced Investment Technologies,
                                                              LLC (2003-2005); Vice President of
                                                              Janus Capital (2000-2005), Janus
                                                              Distributors LLC (2000-2001), and
                                                              Janus Services LLC (2004-2005); and
                                                              Assistant Vice President of Janus
                                                              Services LLC (2000-2004).
--------------------------------------------------------------------------------------------------
 Jesper Nergaard       Chief Financial         3/05-Present   Vice President of Janus Capital.
 151 Detroit Street    Officer                                Formerly, Director of Financial
 Denver, CO 80206                                             Reporting for OppenheimerFunds, Inc.
 Age 43                Vice President,         2/05-Present   (2004-2005); Site Manager and First
                       Treasurer, and                         Vice President of Mellon Global
                       Principal Accounting                   Securities Services (2003); and
                       Officer                                Director of Fund Accounting, Project
                                                              Development, and Training of INVESCO
                                                              Funds Group (1994-2003).
--------------------------------------------------------------------------------------------------


* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

   The Trustees are responsible for major decisions relating to the establishment or change of the Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table: [TO BE UPDATED BY AMENDMENT]



---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR(1)
---------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial          Jerome S. Contro (Chairman)
 COMMITTEE    reporting process, the system  John W. McCarter, Jr.
              of internal controls over      Dennis B. Mullen
              financial reporting,
              disclosure controls and
              procedures, Form N-CSR
              filings, and the audit
              process. The Committee's
              review of the audit process
              includes, among other things,
              the appointment,
              compensation, and oversight
              of the auditors and
              pre-approval of all audit and
              nonaudit services.
---------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes              James T. Rothe (Chairman)
 COMMITTEE    recommendations regarding      Jerome S. Contro
              matters related to the         William F. McCalpin
              Trust's use of brokerage
              commissions and placement of
              portfolio transactions.
---------------------------------------------------------------------------------------------
 INVESTMENT   Oversees the investment        Dennis B. Mullen (Chairman)
 OVERSIGHT    activities of the Trust's      Jerome S. Contro
 COMMITTEE    non-money market Funds.        William F. McCalpin
                                             John W. McCarter, Jr.
                                             James T. Rothe
                                             William D. Stewart
                                             Martin H. Waldinger
                                             Linda S. Wolf
---------------------------------------------------------------------------------------------



(1) The Fund commenced operations on November 28, 2006.

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR(1)
---------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with       William F. McCalpin (Chairman)
 REGULATORY   various procedures adopted by  William D. Stewart
 COMMITTEE    the Trust, reviews             Linda S. Wolf
              registration statements on
              Form N-1A, oversees the
              implementation and
              administration of the Trust's
              Proxy Voting Guidelines.
---------------------------------------------------------------------------------------------
 MONEY        Reviews various matters        Martin H. Waldinger (Chairman)
 MARKET       related to the operations of   William F. McCalpin
 COMMITTEE    the Janus money market funds,  James T. Rothe
              including compliance with
              their Money Market Fund
              Procedures.
---------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends      John W. McCarter, Jr. (Chairman)
 AND GOVERN-  individuals for election as    Dennis B. Mullen
 ANCE         Trustee, consults with         Martin H. Waldinger
 COMMITTEE    Management in planning
              Trustee meetings, and
              oversees the administration
              of, and ensures compliance
              with, the Trust's Governance
              Procedures and Guidelines.
---------------------------------------------------------------------------------------------
 PRICING      Determines a fair value of     William D. Stewart (Chairman)
 COMMITTEE    securities for which market    James T. Rothe
              quotations are not readily     Linda S. Wolf
              available or are deemed not
              to be reliable, pursuant to
              procedures adopted by the
              Trustees.
---------------------------------------------------------------------------------------------



(1) The Fund commenced operations on November 28, 2006.

   Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds of the Trust for which they serve as Trustees, to the extent they are directly eligible to do so. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of other Janus funds that are similarly managed as the Fund described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2005. [TO BE UPDATED BY AMENDMENT]




-----------------------------------------------------------------------------
                                              AGGREGATE DOLLAR RANGE OF
                                              EQUITY SECURITIES IN ALL
                        DOLLAR RANGE OF       REGISTERED INVESTMENT COMPANIES
                        EQUITY SECURITIES IN  OVERSEEN BY TRUSTEE IN JANUS
 NAME OF TRUSTEE        THE FUND              FUNDS
-----------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------
 Dennis B. Mullen       None                  Over $100,000
-----------------------------------------------------------------------------
 Jerome S. Contro       None                  Over $100,000
-----------------------------------------------------------------------------
 William F. McCalpin    None                  Over $100,000
-----------------------------------------------------------------------------
 John W. McCarter, Jr.  None                  Over $100,000
-----------------------------------------------------------------------------
 James T. Rothe         None                  Over $100,000
-----------------------------------------------------------------------------
 William D. Stewart     None                  Over $100,000
-----------------------------------------------------------------------------
 Martin H. Waldinger    None                  Over $100,000
-----------------------------------------------------------------------------
 Linda S. Wolf          None                  Over $100,000
-----------------------------------------------------------------------------
 INTERESTED TRUSTEE
-----------------------------------------------------------------------------
 Thomas H. Bailey       None                  Over $100,000
-----------------------------------------------------------------------------


   The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee for their services as Trustees or officers. The Trust and other Janus-managed funds may pay all or a portion of compensation and related expenses of the Fund's Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

   The following table shows the aggregate compensation paid to each Independent Trustee by the Fund described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments"). [TO BE UPDATED BY AMENDMENT]



                                                   Aggregate Compensation         Total Compensation
                                                      from the Fund for        from the Janus Funds for
                                                      fiscal year ended          calendar year ended
Name of Person, Position                              July 31, 2006(1)           December 31, 2005(2)
--------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  Dennis B. Mullen, Chairman and Trustee(3)
  Jerome S. Contro, Trustee(4)
  William F. McCalpin, Trustee
  John W. McCarter, Jr., Trustee
  James T. Rothe, Trustee
  William D. Stewart, Trustee
  Martin H. Waldinger, Trustee
  Linda S. Wolf, Trustee(4)



(1) Since the Fund had not commenced operations as of July 31, 2006, no fees were paid during this fiscal year. The aggregate compensation paid by the Fund is estimated for the period ended July 31, 2007 and for its first full fiscal year, August 1, 2007 through July 31, 2008, as follows: Dennis B.
    Mullen $    ; Jerome S. Contro $    ; William F. McCalpin $    ; John W.
    McCarter, Jr. $    ; James T. Rothe $    ; William D. Stewart $    ; Martin
    H. Waldinger $    ; and Linda S. Wolf $    .


(2) For Mr. Mullen, includes compensation for service on the boards of five Janus trusts comprised of 92 portfolios (23 portfolios of which are for service on the board of Janus World Funds Plc, an offshore product). For Messrs. McCalpin, McCarter, Stewart, and Waldinger, includes compensation for service on the boards of three Janus trusts comprised of 69 portfolios. For Mr. Rothe, includes compensation for service on the boards of four Janus trusts comprised of 71 portfolios.


(3) Total compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus World Funds Plc.


(4) At a Special Meeting of Shareholders on November 22, 2005, shareholders of the Trust elected two new Trustees, Jerome S. Contro and Linda S. Wolf. Prior to such election, Mr. Contro and Ms. Wolf were consultants to the Trustees. As of the fiscal year ended July 31, 2006, Mr. Contro and Ms. Wolf
    received aggregate compensation from the Trust in the amount of $    and
    $    , respectively, for serving as consultants to the Trustees.

JANUS INVESTMENT PERSONNEL

     [TO BE UPDATED BY AMENDMENT]

   OTHER ACCOUNTS MANAGED


   The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2006. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.



                                                               Other Registered
                                                                  Investment            Other Pooled
                                                                   Companies         Investment Vehicles   Other Accounts
    ---------------------------------------------------------------------------------------------------------------------
    Doug Kirkpatrick       Number of Other Accounts Managed
                           Assets in Other Accounts Managed
    Julian Pick            Number of Other Accounts Managed
                           Assets in Other Accounts Managed
    Laurent Saltiel        Number of Other Accounts Managed
                           Assets in Other Accounts Managed



   (1) [    ] of the accounts included in the total, consisting of $[        ]
       of the total assets in the category, have performance-based advisory fees.


   MATERIAL CONFLICTS


   As shown in the table above, certain Funds' investment personnel may manage other accounts with investment strategies similar to the Fund, including other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. In addition, certain investment personnel may also have roles as research analysts for one or more Janus funds. Fees earned by Janus Capital may vary among these accounts, the investment personnel may personally invest in some but not all of these accounts, and compensation may be weighted toward primary duties as research analysts where applicable. These factors could create conflicts of interest because the investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if the investment personnel identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these risks may be mitigated by the fact that accounts with like investment strategies managed by the investment personnel are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts. These procedures are described in further detail under "Additional Information About Janus Capital."


   COMPENSATION


   The following describes the structure and method of calculating Doug Kirkpatrick's, Julian Pick's, and Laurent Saltiel's compensation as of
   [          ] 2006.



   Doug Kirkpatrick, Julian Pick, and Laurent Saltiel are compensated for their responsibilities as analysts and for their management and leadership roles with respect to the Fund and any other funds, portfolios, or accounts for which they have responsibilities through two components: fixed compensation and variable compensation.



   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as scope of responsibility, tenure, and long-term performance.



   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of selected Janus mutual fund investments). Variable compensation is based on pre-tax performance of the Janus mutual funds.



   Doug Kirkpatrick, Julian Pick, and Laurent Saltiel are eligible for variable compensation through participation in compensation pools related to Fund performance and various levels of team contributions to that performance. Aggregate compensation available in each pool is derived from a formula tied to the aggregate asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year periods, subject to a reduction in the event of absolute negative performance. Aggregate compensation in each pool is allocated among the eligible respective participants at the discretion of Janus Capital based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and subjective criteria. For certain compensation pools, no performance compensation is paid to any team member if the team's aggregate asset-weighted performance for the one- or three-year periods does not meet or exceed a certain ranking.



   The Fund's Lipper peer group for compensation purposes is           .

OWNERSHIP OF SECURITIES


   Since the Fund described in this SAI did not commence operations until November 28, 2006, the Fund's investment personnel did not own Shares of the Fund. The investment personnel may, however, own shares of certain other Janus mutual funds which have comparable investment objectives and strategies to the Fund.

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION

   As stated in the Fund's Prospectuses, the net asset value ("NAV") of the Shares of each class of the Fund is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of the Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Fund are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Fund and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to:
   (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and
   (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

   Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

PURCHASES

   Shares of the Fund can generally be purchased only through retirement plans, broker-dealers, bank trust departments, financial advisers, or similar financial intermediaries. Not all financial intermediaries offer all classes. Certain designated organizations are authorized to receive purchase orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Your financial intermediary, plan documents, or the Fund's Prospectuses will provide you with detailed information about investing in the Fund.

   CLASS A SHARES
   The price you pay for Class A Shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust's distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

                                          Sales Charge as a   Sales Charge as a   Amount of Sales Charge Reallowed
                                            Percentage of     Percentage of Net   to Financial Intermediaries as a
                                           Offering Price*     Amount Invested      Percentage of Offering Price
   Amount of Purchase at Offering Price   -----------------   -----------------   --------------------------------
  INTERNATIONAL EQUITY FUND
   Under $50,000                               5.75%               6.10%                       5.00%
   $50,000 but under $100,000                  4.50%               4.71%                       3.75%
   $100,000 but under $250,000                 3.50%               3.63%                       2.75%
   $250,000 but under $500,000                 2.50%               2.56%                       2.00%
   $500,000 but under $1,000,000               2.00%               2.04%                       1.60%
   $1,000,000 and above                         None**              None                        None

 * Offering Price includes the initial sales charge.
** A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

   As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Fund and other Janus funds that are offered with a sales charge to take advantage of lower sales charges.


   Janus Distributors did not receive any underwriting commissions from the Fund because the Fund did not commence operations until November 28, 2006.


   CLASS C SHARES, CLASS I SHARES, CLASS R SHARES, AND CLASS S SHARES
   Class C Shares, Class I Shares, Class R Shares, and Class S Shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.

   Janus Distributors also receives amounts pursuant to Class A Share, Class C Share, Class R Share, and Class S Share 12b-1 plans and from proceeds of contingent deferred sales charges paid by investors upon certain redemptions of

   Class A Shares and Class C Shares, as detailed in the "Distribution and Shareholder Servicing Plans" and "Redemptions" sections, respectively, of this SAI.

   COMMISSION ON CLASS C SHARES
   Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

   CLASS A SHARES, CLASS R SHARES, AND CLASS S SHARES
   As described in the Prospectuses, Class A Shares, Class R Shares, and Class S Shares have each adopted distribution and shareholder servicing plans (the "Class A Plan," "Class R Plan," and "Class S Plan," respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares and at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of the Fund for activities that are primarily intended to result in sales of Class A Shares, Class R Shares, or Class S Shares of the Fund, including but not limited to preparing, printing, and distributing prospectuses, SAIs, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plans are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments are made to Janus Distributors, the Fund's distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On April 3, 2000, the Trustees unanimously approved the distribution plan with respect to the initial class of shares. On December 10, 2002, the distribution plan was amended and restated to designate the initial class of shares as Class I Shares, renamed Class S Shares effective November 28, 2005. On July 14, 2004, the Trustees unanimously approved the Class A Plan and Class R Plan.

   CLASS C SHARES
   As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of the Fund for activities which are primarily intended to result in sales of Class C Shares of the Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of the Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the National Association of Securities Dealers, Inc. ("NASD") Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On June 18, 2002, the Trustees unanimously approved the Class C Plan which became effective on that date.

   The Plans and any Rule 12b-1 related agreement that is entered into by the Fund or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of the Fund or by vote of a majority of the 12b-1 Trustees.

   Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.


   Janus Distributors did not receive any 12b-1 fees from Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Fund because the Fund did not commence operations until November 28, 2006.


REDEMPTIONS

   Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

   The right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

   CLASS A SHARES
   A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

   CLASS C SHARES
   A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

   Janus Distributors receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares. Janus Distributors did not receive any proceeds of contingent deferred sales charges paid by investors in Class A Shares and Class C Shares because the Fund did not commence operations until November 28, 2006.


   CLASS I SHARES, CLASS R SHARES, AND CLASS S SHARES
   A redemption fee of 2.00% will be deducted from a shareholder's redemption proceeds with respect to Class I Shares, Class R Shares, and Class S Shares of the Fund redeemed within three months of purchase, unless waived, as discussed in the Prospectuses.

   PROCESSING OR SERVICE FEES
   Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS,
AND TAX STATUS
--------------------------------------------------------------------------------

   The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

   It is a policy of the Fund's Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. The Fund declares and makes annual distributions of income (if any).

   The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special tax treatment.

   All income dividends and capital gains distributions, if any, on the Fund's Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the first business day following the record date.

   The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Fund, the Fund may make various elections permitted by the tax laws. However, these elections could require that the Fund recognize taxable income, which in turn must be distributed even though the Fund may not have received any income upon such an event.

   Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, and the Fund qualifies under
   Section 853 of the

   Internal Revenue Code, it may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made by the Fund, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


   As of November 28, 2006, all of the outstanding shares of the Fund were owned by Janus Capital or an affiliate, which provided seed capital for the Fund.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


   The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers twenty-one series of shares, known as "Funds," twenty of which consist of five classes of shares and one of which consists of three classes of shares. Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) previously had no class designation.


   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the Shares of the same class of the Fund, and in residual assets of that class of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or subscription rights.

   The Fund discussed in this SAI offers five classes of shares. The Shares discussed in this SAI are generally offered only through retirement and pension plans, bank trust departments, broker-dealers, financial advisers, and other financial intermediaries.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

   Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.

   Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of the Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

   The Trustees are responsible for major decisions relating to the Fund's policies and objectives; the Trustees oversee the operation of the Fund by its officers and review the investment decisions of the officers.

   The Trustees of the Trust (including Mr. Contro and Ms. Wolf, new Trustees), were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

   As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   [TO BE UPDATED BY AMENDMENT]


REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


   No financial statements are available for the Fund because the Fund did not commence operations until November 28, 2006.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

   The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.
    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

FITCH, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.
    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper to medium-grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.
    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless the investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
   (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

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                                  (JANUS LOGO)
                                 www.janus.com

                               151 Detroit Street
                          Denver, Colorado 80206-4805
                                 1-800-525-0020

                              JANUS ADVISER SERIES

                           PART C -- OTHER INFORMATION

ITEM 23. Exhibits

         Exhibit 1         (a)      Trust Instrument, dated March 22, 2000, is
                                    incorporated by reference to Registrant's
                                    Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (b) Form of Amendment to Trust Instrument is incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

                           (c)      Form of Second Amendment to Trust
                                    Instrument, dated September 30, 2001, is incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978).

                           (d) Third Amendment to Trust Instrument, dated June 18, 2002, is incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                           (e) Fourth Amendment to Trust Instrument, dated September 18, 2002, is incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 6, filed September 26, 2002 (File No. 333-33978).

                           (f) Fifth Amendment to Trust Instrument, dated October 14, 2002, is incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 7, filed October 17, 2002 (File No. 333-33978).

                           (g) Sixth Amendment to Trust Instrument, dated December 10, 2002, is incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

                           (h) Seventh Amendment to Trust Instrument, dated March 18, 2003, filed as Exhibit 1(h) to Post-Effective Amendment No. 10, filed March 19, 2003 (File No.333-33978), has been withdrawn.

                           (i) Amended and Restated Trust Instrument, dated March 18, 2003, is incorporated by reference to Exhibit 1(i) to Post-Effective Amendment No. 12, filed April 3, 2003 (File No. 333-33978).

                           (j) First Amendment to Amended and Restated Trust Instrument, dated June 2, 2003, filed as Exhibit 1(j) to Post-Effective Amendment No. 14, filed May 30, 2003 (File No. 333-33978), has been withdrawn.

                           (k) First Amendment to Amended and Restated Trust Instrument, dated June 2, 2003, is incorporated by reference to Exhibit 1(k) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                           (l) Form of Second Amendment to Amended and Restated Trust Instrument, dated September 16, 2003, is incorporated by reference to
                                    Exhibit 1(l) to Post-Effective Amendment No.
                                    15, filed September 26, 2003 (File No.
                                    333-33978).

                           (m) Third Amendment to Amended and Restated Trust Instrument, dated July 14, 2004, is incorporated by reference to Exhibit 1(m) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (n) Fourth Amendment to Amended and Restated Trust Instrument, dated February 9, 2005, is incorporated by reference to Exhibit 1(n) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                           (o) Fifth Amendment to Amended and Restated Trust Instrument, dated March 22, 2005, is incorporated by reference to Exhibit 1(o) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                           (p) Form of Sixth Amendment to Amended and Restated Trust Instrument, dated September 6, 2005, is incorporated by reference to
                                    Exhibit 1(p) to Post-Effective Amendment No.
                                    24, filed October 14, 2005 (File No.
                                    333-33978).

                           (q) Seventh Amendment to Amended and Restated Trust Instrument, dated September 20, 2005, is incorporated by reference to Exhibit 1(q) to Post-Effective Amendment No. 25, filed November 25, 2005 (File No. 333-33978).

                           (r) Eighth Amendment to Amended and Restated Trust Instrument, dated December 6, 2005, is incorporated by reference to Exhibit 1(r) to Post-Effective Amendment No. 27, filed January 12, 2006 (File No. 333-33978).

                           (s) Ninth Amendment to Amended and Restated Trust Instrument, dated February 21, 2006, is filed herein as Exhibit 1(s).

                           (t) Tenth Amendment to Amended and Restated Trust Instrument, dated April 18, 2006, is filed herein as Exhibit 1(t).


         Exhibit 2         (a)      Bylaws are incorporated herein by reference
                                    to Registrant's Registration Statement (File
                                    No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April
                                    4, 2000.

                           (b) First Amendment to Bylaws, dated September 18, 2002, is incorporated by reference to
                                    Exhibit 2(b) to Post-Effective Amendment No.
                                    6, filed September 26, 2002 (File No.
                                    333-33978).

                           (c) Second Amendment to Bylaws, dated March 16, 2004, is incorporated by reference to
                                    Exhibit 2(c) to Post-Effective Amendment No.
                                    19, filed April 14, 2005 (File No.
                                    333-33978).

                           (d) Third Amendment to Bylaws, dated December 2, 2004, is incorporated by reference to
                                    Exhibit 2(d) to Post-Effective Amendment No.
                                    19, filed April 14, 2005 (File No.
                                    333-33978).

                           (e) Fourth Amendment to Bylaws, dated March 22, 2005, is incorporated by reference to
                                    Exhibit 2(e) to Post-Effective Amendment No.
                                    19, filed April 14, 2005 (File No.
                                    333-33978).

         Exhibit 3                  Not Applicable

         Exhibit 4         (a)      Form of Investment Advisory Agreement for
                                    Growth Fund is incorporated by reference to Registrant's Registration Statement (File
                                    No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April
                                    4, 2000.

                           (b) Form of Investment Advisory Agreement for Aggressive Growth Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (c) Form of Investment Advisory Agreement for Capital Appreciation Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (d) Form of Investment Advisory Agreement for Balanced Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (e) Form of Investment Advisory Agreement for Equity Income Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (f) Form of Investment Advisory Agreement for Growth and Income Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (g) Form of Investment Advisory Agreement for Strategic Value Fund filed in Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000, has been withdrawn.

                           (h) Form of Investment Advisory Agreement for International Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (i) Form of Investment Advisory Agreement for Worldwide Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (j) Form of Investment Advisory Agreement for Flexible Income Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (k) Form of Investment Advisory Agreement for Money Market Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (l) Form of Investment Advisory Agreement for Global Value Fund is incorporated by reference to Exhibit 4(l) to Post-Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

                           (m) Form of First Amendment to Investment Advisory Agreement for Core Equity Fund, dated September 30, 2001, is incorporated by reference to Exhibit 4(m) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978).

                           (n) Form of Investment Advisory Agreement for Aggressive Growth Fund, Balanced Fund, Capital Appreciation Fund, Core Equity Fund, Flexible Income Fund, Global Value Fund, Growth and Income Fund, Growth Fund, International Fund, Money Market Fund, Strategic Value Fund and Worldwide Fund is incorporated by reference to Exhibit 4(n) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                           (o) Form of Transfer and Assumption Agreement between Janus Capital Corporation and Janus Capital Management LLC, dated April 1, 2002, is incorporated by reference to Exhibit 4(o) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                           (p) Investment Advisory Agreement for Janus Adviser Risk-Managed Large Cap Growth Fund is incorporated by reference to Exhibit 4(p) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                           (q) Sub-Advisory Agreement for Janus Adviser Risk-Managed Large Cap Growth Fund is incorporated by reference to Exhibit 4(q) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                           (r) Investment Advisory Agreement for Janus Adviser Risk-Managed Large Cap Core Fund is incorporated by reference to Exhibit 4(r) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                           (s) Sub-Advisory Agreement for Janus Adviser Risk-Managed Large Cap Core Fund is incorporated by reference to Exhibit 4(s) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                           (t) Investment Advisory Agreement for Janus Adviser Mid Cap Value Fund is incorporated by reference to Exhibit 4(t) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                           (u) Sub-Advisory Agreement for Janus Adviser Mid Cap Value Fund is incorporated by reference to Exhibit 4(u) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                           (v) Form of Investment Advisory Agreement for Janus Adviser Small Cap Value Fund is incorporated by reference to Exhibit 4(v) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

                           (w) Form of Sub-Advisory Agreement for Janus Adviser Small Cap Value Fund is incorporated by reference to Exhibit 4(w) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

                           (x) Form of Investment Advisory Agreement for Janus Adviser High-Yield Fund filed as
                                    Exhibit 4(x) to Post-Effective Amendment No.
                                    10, filed March 19, 2003 (File No.
                                    333-33978), has been withdrawn.

                           (y) Form of Sub-Advisory Agreement for Perkins, Wolf, McDonnell and Company, LLC for Janus Adviser Mid Cap Value Fund (post-acquisition version) is incorporated by reference to
                                    Exhibit 4(y) to Post-Effective Amendment No.
                                    14, filed May 30, 2003 (File No. 333-33978).

                           (z) Amendment to Investment Advisory Agreement for Janus Adviser Aggressive Growth Fund, dated June 2, 2003, is incorporated by reference to Exhibit 4(z) to Post-Effective Amendment No. 14, filed May 30, 2003 (File No. 333-33978).

                           (aa) Form of Amendment to Investment Advisory Agreement for Janus Adviser International Fund, dated June 2, 2003, is incorporated by reference to Exhibit 4(aa) to Post-Effective Amendment No. 14, filed May 30, 2003 (File No. 333-33978).

                           (bb) Form of Amendment to Investment Advisory Agreement for Janus Adviser Risk-Managed Large Cap Growth Fund is incorporated by reference to Exhibit 4(bb) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                           (cc) Form of Amendment to Investment Advisory Agreement for Janus Adviser International Value Fund is incorporated by reference to
                                    Exhibit 4(cc) to Post-Effective Amendment
                                    No. 15, filed September 26, 2003 (File No.
                                    333-33978).

                           (dd) Form of Amendment to Investment Advisory Agreement for Janus Adviser Risk-Managed Large Cap Core Fund is incorporated by reference to Exhibit 4(dd) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                           (ee) Form of Amendment to Investment Advisory Agreement for Janus Adviser Small Cap Value Fund is incorporated by reference to Exhibit 4(ee) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                           (ff) Form of Amendment to Sub-Advisory Agreement for Janus Adviser Risk-Managed Large Cap Growth Fund is incorporated by reference to
                                    Exhibit 4(ff) to Post-Effective Amendment
                                    No. 15, filed September 26, 2003 (File No.
                                    333-33978).

                           (gg) Form of Amendment to Sub-Advisory Agreement for Janus Adviser Risk-Managed Large Cap Core Fund is incorporated by reference to
                                    Exhibit 4(gg) to Post-Effective Amendment
                                    No. 15, filed September 26, 2003 (File No.
                                    333-33978).

                           (hh) Form of Amendment to Sub-Advisory Agreement for Janus Adviser Small Cap Value Fund is incorporated by reference to Exhibit 4(hh) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                           (ii) Investment Advisory Agreement for Janus Adviser Growth Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(ii) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (jj) Investment Advisory Agreement for Janus Adviser Capital Appreciation Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(jj) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (kk) Investment Advisory Agreement for Janus Adviser Mid Cap Growth Fund, dated July 1, 2004, is incorporated by reference to
                                    Exhibit 4(kk) to Post-Effective Amendment
                                    No. 17, filed July 30, 2004 (File No.
                                    333-33978).

                           (ll) Investment Advisory Agreement for Janus Adviser Growth and Income Fund, dated July 1, 2004, is incorporated by reference to
                                    Exhibit 4(ll) to Post-Effective Amendment
                                    No. 17, filed July 30, 2004 (File No.
                                    333-33978).

                           (mm) Investment Advisory Agreement for Janus Adviser Core Equity Fund, dated July 1, 2004, is incorporated by reference to
                                    Exhibit 4(mm) to Post-Effective Amendment
                                    No. 17, filed July 30, 2004 (File No.
                                    333-33978).

                           (nn) Investment Advisory Agreement for Janus Adviser Balanced Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(nn) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (oo) Investment Advisory Agreement for Janus Adviser Worldwide Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(oo) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (pp) Investment Advisory Agreement for Janus Adviser International Growth Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(pp) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (qq) Investment Advisory Agreement for Janus Adviser Foreign Stock Fund, dated July 1, 2004, is incorporated by reference to
                                    Exhibit 4(qq) to Post-Effective Amendment
                                    No. 17, filed July 30, 2004 (File No.
                                    333-33978).

                           (rr) Investment Advisory Agreement for Janus Adviser Mid Cap Value Fund, dated July 1, 2004, is incorporated by reference to
                                    Exhibit 4(rr) to Post-Effective Amendment
                                    No. 17, filed July 30, 2004 (File No.
                                    333-33978).

                           (ss) Investment Advisory Agreement for Janus Adviser Small Company Value Fund, dated July 1, 2004, is incorporated by reference to
                                    Exhibit 4(ss) to Post-Effective Amendment
                                    No. 17, filed July 30, 2004 (File No.
                                    333-33978).

                           (tt) Investment Advisory Agreement for Janus Adviser Risk-Managed Growth Fund, dated July 1, 2004, is incorporated by reference to
                                    Exhibit 4(tt) to Post-Effective Amendment
                                    No. 17, filed July 30, 2004 (File No.
                                    333-33978).

                           (uu) Investment Advisory Agreement for Janus Adviser Risk-Managed Core Fund, dated July 1, 2004, is incorporated by reference to
                                    Exhibit 4(uu) to Post-Effective Amendment
                                    No. 17, filed July 30, 2004 (File No.
                                    333-33978).

                           (vv) Investment Advisory Agreement for Janus Adviser Flexible Income Fund, dated July 1, 2004, is incorporated by reference to
                                    Exhibit 4(vv) to Post-Effective Amendment
                                    No. 17, filed July 30, 2004 (File No.
                                    333-33978).

                           (ww) Sub-Advisory Agreement for Janus Adviser Mid Cap Value Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(ww) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (xx) Sub-Advisory Agreement for Janus Adviser Small Company Value Fund, dated July 1, 2004, is incorporated by reference to
                                    Exhibit 4(xx) to Post-Effective Amendment
                                    No. 17, filed July 30, 2004 (File No.
                                    333-33978).

                           (yy) Sub-Advisory Agreement for Janus Adviser Risk-Managed Growth Fund, dated July 1, 2004, is incorporated by reference to
                                    Exhibit 4(yy) to Post-Effective Amendment
                                    No. 17, filed July 30, 2004 (File No.
                                    333-33978).

                           (zz) Sub-Advisory Agreement for Janus Adviser Risk-Managed Core Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(zz) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (aaa) Amendment to Investment Advisory Agreement for Janus Adviser Growth Fund, dated February 28, 2005, is incorporated by reference to Exhibit 4(aaa) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                           (bbb) Amendment to Investment Advisory Agreement for Janus Adviser Capital Appreciation Fund, dated February 28, 2005, is incorporated by reference to Exhibit 4(bbb) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                           (ccc) Amendment to Investment Advisory Agreement for Janus Adviser Flexible Income Fund, dated February 28, 2005, is incorporated by reference to Exhibit 4(ccc) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                           (ddd) Investment Advisory Agreement for Janus Adviser Orion Fund, dated March 22, 2005, is incorporated by reference to Exhibit 4(ddd) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                           (eee) Investment Advisory Agreement for Janus Adviser Small-Mid Growth Fund, dated March 22, 2005, is incorporated by reference to
                                    Exhibit 4(eee) to Post-Effective Amendment
                                    No. 19, filed April 14, 2005 (File No.
                                    333-33978).

                           (fff) Investment Advisory Agreement for Janus Adviser Contrarian Fund, dated March 22, 2005, is incorporated by reference to
                                    Exhibit 4(fff) to Post-Effective Amendment
                                    No. 19, filed April 14, 2005 (File No.
                                    333-33978).

                           (ggg) Investment Advisory Agreement for Janus Adviser High-Yield Fund, dated March 22, 2005, is incorporated by reference to
                                    Exhibit 4(ggg) to Post-Effective Amendment
                                    No. 19, filed April 14, 2005 (File No.
                                    333-33978).

                           (hhh) Form of Investment Advisory Agreement for Janus Adviser Risk-Managed Value Fund is incorporated by reference to Exhibit 4(hhh) to Post-Effective Amendment No. 24, filed October 14, 2005 (File No. 333-33978).

                           (iii) Form of Sub-Advisory Agreement for Janus Adviser Risk-Managed Value Fund is incorporated by reference to Exhibit 4(iii) to Post-Effective Amendment No. 24, filed October 14, 2005 (File No. 333-33978).

                           (jjj) Form of Investment Advisory Agreement for Janus Adviser Long/Short Fund is incorporated by reference to Exhibit 4(jjj) to Post-Effective Amendment No. 27, filed January 12, 2006 (File No. 333-33978).

                           (kkk) Investment Advisory Agreement for Janus Adviser Long/Short Fund is incorporated by reference to Exhibit 4(kkk) to Post-Effective Amendment No. 33, filed July 31, 2006 (File No. 333-33978).

                           (lll) Investment Advisory Agreement for Janus Adviser Risk-Managed Core Fund, dated January 1, 2006, is filed herein as Exhibit 4(lll).

                           (mmm) Sub-Advisory Agreement for Janus Adviser Risk-Managed Core Fund, dated January 1, 2006, is filed herein as Exhibit 4(mmm).

                           (nnn) Investment Advisory Agreement for Janus Adviser Balanced Fund, dated February 1, 2006, is filed herein as Exhibit 4(nnn).

                           (ooo) Investment Advisory Agreement for Janus Adviser Contrarian Fund, dated February 1, 2006, is filed herein as Exhibit 4(ooo).

                           (ppp) Investment Advisory Agreement for Janus Adviser Core Equity Fund, dated February 1, 2006, is filed herein as Exhibit 4(ppp).

                           (qqq) Investment Advisory Agreement for Janus Adviser Flexible Bond Fund, dated February 1, 2006, is filed herein as Exhibit 4(qqq).

                           (rrr) Investment Advisory Agreement for Janus Adviser Forty Fund, dated February 1, 2006, is filed herein as Exhibit 4(rrr).

                           (sss) Investment Advisory Agreement for Janus Adviser Growth and Income Fund, dated February 1, 2006, is filed herein as Exhibit 4(sss).

                           (ttt) Investment Advisory Agreement for Janus Adviser High-Yield Fund, dated February 1, 2006, is filed herein as Exhibit 4(ttt).

                           (uuu) Investment Advisory Agreement for Janus Adviser International Growth Fund, dated February 1, 2006, is filed herein as Exhibit 4(uuu).

                           (vvv) Investment Advisory Agreement for Janus Adviser Large Cap Growth Fund, dated February 1, 2006, is filed herein as Exhibit 4(vvv).

                           (www) Investment Advisory Agreement for Janus Adviser Mid Cap Growth Fund, dated February 1, 2006, is filed herein as Exhibit 4(www).

                           (xxx) Investment Advisory Agreement for Janus Adviser Mid Cap Value Fund, dated February 1, 2006, is filed herein as Exhibit 4(xxx).

                           (yyy) Investment Advisory Agreement for Janus Adviser Money Market Fund, dated February 1, 2006, is filed herein as Exhibit 4(yyy).

                           (zzz) Investment Advisory Agreement for Janus Adviser Orion Fund, dated February 1, 2006, is filed herein as Exhibit 4(zzz).

                           (aaaa) Investment Advisory Agreement for Janus Adviser Small-Mid Growth Fund, dated February 1, 2006, is filed herein as Exhibit 4(aaaa).

                           (bbbb) Investment Advisory Agreement for Janus Adviser Worldwide Fund, dated February 1, 2006, is filed herein as Exhibit 4(bbbb).

                           (cccc) Amendment to Investment Advisory Agreement for Janus Adviser Risk-Managed Core Fund, dated February 28, 2006, is filed herein as
                                    Exhibit 4(cccc).

                           (dddd) Amendment to Investment Advisory Agreement for Janus Adviser Risk-Managed Growth Fund, dated February 28, 2006, is filed herein as
                                    Exhibit 4(dddd).

                           (eeee) Amendment to Investment Advisory Agreement for Janus Adviser Risk-Managed Value Fund, dated February 28, 2006, is filed herein as
                                    Exhibit 4(eeee).

                           (ffff) Amendment to Sub-Advisory Agreement for Janus Adviser Risk-Managed Core Fund, dated February 28, 2006, is filed herein as
                                    Exhibit 4(ffff).

                           (gggg) Amendment to Sub-Advisory Agreement for Janus Adviser Risk-Managed Growth Fund, dated February 28, 2006, is filed herein as
                                    Exhibit 4(gggg).

                           (hhhh) Amendment to Sub-Advisory Agreement for Janus Adviser Risk-Managed Value Fund, dated February 28, 2006, is filed herein as
                                    Exhibit 4(hhhh).

                           (iiii) Amendment to Investment Advisory Agreement for Janus Adviser Balanced Fund, dated June 14, 2006, is filed herein as Exhibit 4(iiii).

                           (jjjj) Amendment to Investment Advisory Agreement for Janus Adviser Contrarian Fund, dated June 14, 2006, is filed herein as Exhibit 4(jjjj).

                           (kkkk) Amendment to Investment Advisory Agreement for Janus Adviser Core Equity Fund, dated June 14, 2006, is filed herein as Exhibit 4(kkkk).

                           (llll) Amendment to Investment Advisory Agreement for Janus Adviser Flexible Bond Fund, dated June 14, 2006, is filed herein as Exhibit 4(llll).

                           (mmmm) Amendment to Investment Advisory Agreement for Janus Adviser Forty Fund, dated June 14, 2006, is filed herein as Exhibit 4(mmmm).

                           (nnnn) Amendment to Investment Advisory Agreement for Janus Adviser Growth and Income Fund, dated June 14, 2006, is filed herein as
                                    Exhibit 4(nnnn).

                           (oooo) Amendment to Investment Advisory Agreement for Janus Adviser High-Yield Fund, dated June 14, 2006, is filed herein as Exhibit 4(oooo).

                           (pppp) Amendment to Investment Advisory Agreement for Janus Adviser INTECH Risk-Managed Core Fund, dated June 14, 2006, is filed herein as Exhibit 4(pppp).

                           (qqqq) Amendment to Investment Advisory Agreement for Janus Adviser INTECH Risk-Managed Growth Fund, dated June 14, 2006, is filed herein as Exhibit 4(qqqq).

                           (rrrr) Amendment to Investment Advisory Agreement for Janus Adviser INTECH Risk-Managed Value Fund, dated June 14, 2006, is filed herein as Exhibit 4(rrrr).

                           (ssss) Amendment to Investment Advisory Agreement for Janus Adviser International Growth Fund, dated June 14, 2006, is filed herein as
                                    Exhibit 4(ssss).

                           (tttt) Amendment to Investment Advisory Agreement for Janus Adviser Large Cap Growth Fund, dated June 14, 2006, is filed herein as
                                    Exhibit 4(tttt).

                           (uuuu) Amendment to Investment Advisory Agreement for Janus Adviser Mid Cap Growth Fund, dated June 14, 2006, is filed herein as Exhibit 4(uuuu).

                           (vvvv) Amendment to Investment Advisory Agreement for Janus Adviser Mid Cap Value Fund, dated June 14, 2006, is filed herein as Exhibit 4(vvvv).

                           (wwww) Amendment to Investment Advisory Agreement for Janus Adviser Money Market Fund, dated June 14, 2006, is filed herein as Exhibit 4(wwww).

                           (xxxx) Amendment to Investment Advisory Agreement for Janus Adviser Orion Fund, dated June 14, 2006, is filed herein as Exhibit 4(xxxx).

                           (yyyy) Amendment to Investment Advisory Agreement for Janus Adviser Small Company Value Fund, dated June 14, 2006, is filed herein as
                                    Exhibit 4(yyyy).

                           (zzzz) Amendment to Investment Advisory Agreement for Janus Adviser Small-Mid Growth Fund, dated June 14, 2006, is filed herein as
                                    Exhibit 4(zzzz).

                           (aaaaa) Amendment to Investment Advisory Agreement for Janus Adviser Worldwide Fund, dated June 14, 2006, is filed herein as Exhibit 4(aaaaa).

                           (bbbbb) Amendment to Sub-Advisory Agreement for Janus Adviser Mid Cap Value Fund, dated June 14, 2006, is filed herein as Exhibit 4(bbbbb).

                           (ccccc) Amendment to Sub-Advisory Agreement for Janus Adviser INTECH Risk-Managed Growth Fund, dated June 14, 2006, is filed herein as Exhibit 4(ccccc).

                           (ddddd) Amendment to Sub-Advisory Agreement for Janus Adviser INTECH Risk-Managed Value Fund, dated June 14, 2006, is filed herein as Exhibit 4(ddddd).

                           (eeeee) Amendment to Investment Advisory Agreement for Janus Adviser Core Equity Fund, dated June 30, 2006, is filed herein as Exhibit 4(eeeee).

                           (fffff) Form of Investment Advisory Agreement for Janus Adviser International Equity Fund is filed herein as Exhibit 4(fffff).

         Exhibit 5         (a)      Form of Distribution Agreement between Janus
                                    Adviser Series and Janus Distributors, Inc.
                                    is incorporated by reference to Registrant's
                                    Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (b) Form of Transfer and Assumption Agreement between Janus Distributors, Inc. and Janus Distributors LLC, dated April 1, 2002, is incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                           (c) Amended and Restated Distribution Agreement between Janus Adviser Series and Janus Distributors LLC is incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                           (d) Form of Amended and Restated Distribution and Shareholder Servicing Plan between Janus Adviser Series and Janus Distributors LLC filed as Exhibit 5(d) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978), has been withdrawn.

                           (e) Amended and Restated Distribution Agreement between Janus Adviser Series and Janus Distributors LLC, dated July 14, 2004, is incorporated by reference to Exhibit 5(e) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (f) Form of Amended and Restated Distribution Agreement between Janus Adviser Series and Janus Distributors LLC is incorporated by reference to Exhibit 5(f) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                           (g)      Amendment to Amended and Restated
                                    Distribution Agreement between Janus Adviser
                                    Series and Janus Distributors LLC, dated
                                    June 14, 2006, is filed herein as Exhibit
                                    5(g).

         Exhibit 6                  Not Applicable

         Exhibit 7         (a)      Form of Custodian Agreement between Janus
                                    Adviser Series and State Street Bank and
                                    Trust Company is incorporated by reference to Exhibit 7(a) to Pre-Effective Amendment
                                    No. 1, filed on June 12, 2000 (File No.
                                    333-33978).

                           (b) Form of Global Custody Services Agreement between Janus Adviser Series, on behalf of Janus Adviser Money Market Fund and Citibank, N.A. is incorporated by reference to Exhibit 7(b) to Pre-Effective Amendment No. 1, filed on June 12, 2000 (File No. 333-33978).

                           (c) Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract, dated December 5, 2000, is incorporated by reference to Exhibit 7(c) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333-33978).

                           (d) Form of Foreign Custody Manager Addendum to Global Custodial Services Agreement with Citibank, N.A., dated December 5, 2000, is incorporated by reference to Exhibit 7(d) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333-33978).

                           (e) Form of Amendment to State Street Bank and Trust Company Custodian Contract, dated December 5, 2000, is incorporated by reference to Exhibit 7(e) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333-33978).

                           (f) Form of Amendment to State Street Bank and Trust Company Custodian Contract, dated December 5, 2000, is incorporated by reference to Exhibit 7(f) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333-33978).

                           (g) Form of Letter Agreement with State Street Bank and Trust is incorporated by reference to Exhibit 7(g) to Post-Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

                           (h) Form of Letter Agreement with State Street Bank and Trust Company, dated September 30, 2001, is incorporated by reference to
                                    Exhibit 7(h) to Post-Effective Amendment No.
                                    3, filed July 31, 2001 (File No. 333-33978).

                           (i) Amendment to Subcustodian Contract between Citibank, N.A. and State Street Bank and Trust is incorporated by reference to
                                    Exhibit 7(i) to Post-Effective Amendment No.
                                    5, filed July 26, 2002 (File No. 333-33978).

                           (j) Form of Letter Agreement with State Street Bank and Trust Company, dated December 31, 2002, is incorporated by reference to
                                    Exhibit 7(j) to Post-Effective Amendment No.
                                    7, filed October 17, 2002 (File No.
                                    333-33978).

                           (k) Form of Letter Agreement with State Street Bank and Trust Company, dated December 31, 2002, is incorporated by reference to
                                    Exhibit 7(k) to Post-Effective Amendment No.
                                    7, filed October 17, 2002 (File No.
                                    333-33978).

                           (l) Form of Letter Agreement with State Street Bank and Trust Company, dated March 21, 2003, is incorporated by reference to
                                    Exhibit 7(l) to Post-Effective Amendment No.
                                    9, filed January 3, 2003 (File No.
                                    333-33978).

                           (m) Form of Letter Agreement with State Street Bank and Trust Company, dated June 2, 2003, filed as Exhibit 7(m) to Post-Effective Amendment No. 10, filed March 19, 2003 (File No. 333-3978), has been withdrawn.

                           (n) Form of Letter Agreement with regard to Janus Adviser Mid Cap Growth Fund, with State Street Bank and Trust Company, dated June 2, 2003, is incorporated by reference to Exhibit 7(n) to Post-Effective Amendment No. 14, filed May 30, 2003 (File No. 333-33978).

                           (o) Form of Letter Agreement with regard to Janus Adviser International Growth Fund, with State Street Bank and Trust Company, dated June 2, 2003, is incorporated by reference to Exhibit 7(o) to Post-Effective Amendment No. 14, filed May 30, 2003 (File No. 333-33978).

                           (p) Form of Letter Agreement with regard to Janus Adviser Risk-Managed Growth Fund, with State Street Bank and Trust Company, dated November 28, 2003, is incorporated by reference to Exhibit 7(p) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                           (q) Form of Letter Agreement with regard to Janus Adviser Foreign Stock Fund, with State Street Bank and Trust Company, dated November 28, 2003, is incorporated by reference to Exhibit 7(q) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                           (r) Form of Letter Agreement with regard to Janus Adviser Risk-Managed Core Fund, with State Street Bank and Trust Company, dated November 28, 2003, is incorporated by reference to Exhibit 7(r) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                           (s) Form of Letter Agreement with regard to Janus Adviser Small Company Value Fund, with State Street Bank and Trust Company, dated November 28, 2003, is incorporated by reference to Exhibit 7(s) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                           (t) Amendment to Custodian Contract, dated January 21, 2005, between Janus Adviser Series, on behalf of its Portfolios, and State Street Bank and Trust Company, is incorporated by reference to Exhibit 7(t) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                           (u) Letter Agreement with regard to Janus Adviser Growth Fund, with State Street Bank and Trust Company, dated February 22, 2005, is incorporated by reference to Exhibit 7(u) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                           (v) Letter Agreement with regard to Janus Adviser Capital Appreciation Fund, with State Street Bank and Trust Company, dated February 22, 2005, is incorporated by reference to Exhibit 7(v) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                           (w) Letter Agreement with regard to Janus Adviser Flexible Income Fund, with State Street Bank and Trust Company, dated February 22, 2005, is incorporated by reference to Exhibit 7(w) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                           (x) Form of Letter Agreement, dated March 22, 2005, regarding State Street Bank and Trust Company Custodian Contract is incorporated by reference to Exhibit 7(x) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                           (y) Amended and Restated Custodian Contract between Janus Adviser Series and State Street Bank and Trust Company, dated August 1, 2005, is incorporated by reference to
                                    Exhibit 7(y) to Post-Effective Amendment No.
                                    23, filed on September 23, 2005 (File No.
                                    333-33978).

                           (z) Form of Letter Agreement with regard to Janus Adviser Risk-Managed Value Fund, with State Street Bank and Trust Company, dated December 16, 2005, is incorporated by reference to Exhibit 7(z) to Post-Effective Amendment No. 26, filed on December 30, 2005 (File No. 333-33978).

                           (aa) Form of Letter Agreement with regard to Janus Adviser Long/Short Fund with State Street Bank and Trust Company is incorporated by reference to Exhibit 7(aa) to Post-Effective Amendment No. 27, filed January 12, 2006 (File No. 333-33978).

                           (bb) Letter Agreement with regard to Janus Adviser Risk-Managed Core Fund, Janus Adviser Risk-Managed Growth Fund, and Janus Adviser Risk-Managed Value Fund with State Street Bank and Trust Company, dated February 21, 2006, is filed herein as
                                    Exhibit 7(bb).

                           (cc) Letter Agreement with regard to Janus Adviser Core Equity Fund with State Street Bank and Trust Company, dated April 18, 2006, is filed herein as Exhibit 7(cc).

         Exhibit 8         (a)      Form of Transfer Agency Agreement with Janus
                                    Service Corporation is incorporated by
                                    reference to Registrant's Registration
                                    Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange
                                    Commission on April 4, 2000.

                           (b) Form of Administrative Services Agreement with Janus Service Corporation is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (c) Form of Transfer and Assumption Agreement between Janus Service Corporation and Janus Services LLC, dated April 1, 2002, is incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                           (d) Amended and Restated Transfer Agency Agreement with Janus Services LLC is incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                           (e) Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Berger Investment Portfolio Trust is incorporated by reference to Exhibit 8(e) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

                           (f) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Capital Appreciation Fund, dated July 31, 2003, is incorporated by reference to
                                    Exhibit 8(f) to Post-Effective Amendment No.
                                    16, filed November 26, 2003 (File No.
                                    333-33978).

                           (g) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Growth Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(g) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                           (h) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Growth and Income Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(h) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                           (i) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Mid Cap Growth Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(i) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                           (j) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Risk-Managed Growth Fund, dated November 28, 2003, is incorporated by reference to Exhibit 8(j) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                           (k) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser International Growth Fund, dated July 31, 2003, is incorporated by reference to
                                    Exhibit 8(k) to Post-Effective Amendment No.
                                    16, filed November 26, 2003 (File No.
                                    333-33978).

                           (l) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser International Value Fund, dated July 31, 2003, is incorporated by reference to
                                    Exhibit 8(l) to Post-Effective Amendment No.
                                    16, filed November 26, 2003 (File No.
                                    333-33978).

                           (m) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Worldwide Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(m) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                           (n) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Balanced Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(n) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                           (o) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Core Equity Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(o) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                           (p) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Risk-Managed Core Fund, dated November 28, 2003, is incorporated by reference to Exhibit 8(p) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                           (q) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Mid Cap Value Fund, dated November 28, 2003, is incorporated by reference to
                                    Exhibit 8(q) to Post-Effective Amendment No.
                                    16, filed November 26, 2003 (File No.
                                    333-33978).

                           (r) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Small Cap Value Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(r) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                           (s) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Flexible Income Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(s) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                           (t) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Money Market Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(t) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                           (u) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Growth Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(u) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (v) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Capital Appreciation Fund, dated July 14, 2004, is incorporated by reference to
                                    Exhibit 8(v) to Post-Effective Amendment No.
                                    17, filed July 30, 2004 (File No.
                                    333-33978).

                           (w) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Mid Cap Growth Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(w) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (x) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Growth and Income Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(x) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (y) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Core Equity Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(y) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (z) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Balanced Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(z) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (aa) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Worldwide Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(aa) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (bb) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser International Growth Fund, dated July 14, 2004, is incorporated by reference to
                                    Exhibit 8(bb) to Post-Effective Amendment
                                    No. 17, filed July 30, 2004 (File No.
                                    333-33978).

                           (cc) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Foreign Stock Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(cc) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (dd) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Mid Cap Value Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(dd) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (ee) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Small Company Value Fund, dated July 14, 2004, is incorporated by reference to
                                    Exhibit 8(ee) to Post-Effective Amendment
                                    No. 17, filed July 30, 2004 (File No.
                                    333-33978).

                           (ff) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Risk-Managed Growth Fund, dated July 14, 2004, is incorporated by reference to
                                    Exhibit 8(ff) to Post-Effective Amendment
                                    No. 17, filed July 30, 2004 (File No.
                                    333-33978).

                           (gg) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Risk-Managed Core Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(gg) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (hh) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Flexible Income Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(hh) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (ii) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Money Market Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(ii) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (jj) Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated July 14, 2004, is incorporated by reference to Exhibit 8(jj) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (kk) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated March 22, 2005, regarding Janus Adviser Orion Fund is incorporated by reference to Exhibit 8(kk) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                           (ll) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated March 22, 2005, regarding Janus Adviser Small-Mid Growth Fund is incorporated by reference to Exhibit 8(ll) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                           (mm) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated March 22, 2005, regarding Janus Adviser Contrarian Fund is incorporated by reference to Exhibit 8(mm) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                           (nn) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated March 22, 2005, regarding Janus Adviser High-Yield Fund is incorporated by reference to Exhibit 8(nn) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                           (oo) Form of Amended and Restated Transfer Agency Agreement with Janus Services LLC is incorporated by reference to Exhibit 8(oo) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                           (pp) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Balanced Fund is incorporated by reference to Exhibit 8(pp) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                           (qq) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Contrarian Fund is incorporated by reference to Exhibit 8(qq) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                           (rr) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Core Equity Fund is incorporated by reference to Exhibit 8(rr) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                           (ss) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Flexible Bond Fund is incorporated by reference to Exhibit 8(ss) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                           (tt) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Foreign Stock Fund is incorporated by reference to Exhibit 8(tt) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                           (uu) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Forty Fund is incorporated by reference to Exhibit 8(uu) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                           (vv) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Growth and Income Fund is incorporated by reference to Exhibit 8(vv) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                           (ww) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser High-Yield Fund is incorporated by reference to Exhibit 8(ww) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                           (xx) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser International Growth Fund is incorporated by reference to Exhibit 8(xx) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                           (yy) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Large Cap Growth Fund is incorporated by reference to Exhibit 8(yy) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                           (zz) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Mid Cap Growth Fund is incorporated by reference to Exhibit 8(zz) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                           (aaa) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Mid Cap Value Fund is incorporated by reference to Exhibit 8(aaa) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                           (bbb) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Orion Fund is incorporated by reference to Exhibit 8(bbb) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                           (ccc) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Risk-Managed Core Fund is incorporated by reference to Exhibit 8(ccc) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                           (ddd) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Risk-Managed Growth Fund is incorporated by reference to Exhibit 8(ddd) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                           (eee) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Small Company Value Fund is incorporated by reference to Exhibit 8(eee) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                           (fff) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Small-Mid Growth Fund is incorporated by reference to Exhibit 8(fff) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                           (ggg) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Worldwide Fund is incorporated by reference to Exhibit 8(ggg) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                           (hhh) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Adviser Risk-Managed Value Fund is incorporated by reference to Exhibit 8(hhh) to Post-Effective Amendment No. 24, filed on October 14, 2005 (File No. 333-33978).

                           (iii) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Adviser Long/Short Fund is incorporated by reference to Exhibit 8(iii) to Post-Effective Amendment No. 27, filed January 12, 2006 (File No. 333-33978).

                           (jjj) Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated November 28, 2005, is filed herein as
                                    Exhibit 8(jjj).

         Exhibit 9         (a)      Opinion and Consent of Counsel with respect
                                    to shares of the Trust is incorporated
                                    herein by reference to Exhibit 9 to
                                    Pre-Effective Amendment No. 1, filed on June
                                    12, 2000 (File No. 333-33978).

                           (b) Opinion and Consent of Counsel with respect to shares of Global Value Fund is incorporated by reference to Exhibit 9(b) to Post-Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

                           (c) Opinion and Consent of Counsel with respect to Class C Shares of Aggressive Growth Fund, Balanced Fund, Capital Appreciation Fund, Core Equity Fund, Flexible Income Fund, Global Value Fund, Growth and Income Fund, Growth Fund, International Fund, Money Market Fund, Strategic Value Fund and Worldwide Fund is incorporated by reference to Exhibit 9(c) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                           (d) Opinion and Consent of Counsel with respect to Class I Shares and Class C Shares of Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund is incorporated by reference to
                                    Exhibit 9(d) to Post Effective Amendment No.
                                    7, filed October 17, 2002 (File No.
                                    333-33978).

                           (e) Opinion and Consent of Counsel with respect to Class I Shares and Class C Shares of Janus Adviser Small Cap Value Fund is incorporated by reference to Exhibit 9(e) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

                           (f) Opinion and Consent of Counsel with respect to Class I Shares and Class C Shares of Janus Adviser High-Yield Fund filed as
                                    Exhibit 9(f) to Post-Effective Amendment No.
                                    10, filed March 19, 2003 (File No.
                                    333-33978), has been withdrawn.

                           (g) Opinion and Consent of Counsel with respect to Class A Shares and Class R Shares of Balanced Fund, Capital Appreciation Fund, Core Equity Fund, Flexible Income Fund, Foreign Stock Fund, Growth and Income Fund, Growth Fund, International Growth Fund, Mid Cap Growth Fund, Mid Cap Value, Risk-Managed Core Fund, Risk-Managed Growth Fund, Small Company Value and Worldwide Fund; and Class A Shares of Money Market Fund is incorporated by reference to Exhibit 9(g) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (h) Opinion and Consent of Counsel with respect to Class I Shares, Class C Shares, Class A Shares and Class R Shares of Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Contrarian Fund and Janus Adviser High-Yield Fund, dated April 11, 2005, is incorporated by reference to
                                    Exhibit 9(h) to Post-Effective Amendment No.
                                    19, filed April 14, 2005 (File No.
                                    333-33978).

                           (i) Opinion and Consent of Counsel with respect to Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares of Janus Adviser Risk-Managed Value Fund is incorporated by reference to Exhibit 9(i) to Post-Effective Amendment No. 26, filed December 30, 2005 (File No. 333-33978).

                           (j) Opinion and Consent of Counsel with respect to Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares of Janus Adviser Long/Short Fund is incorporated by reference to Exhibit 9(j) to Post-Effective Amendment No. 33, filed July 31, 2006 (File No. 333-33978).

                           (k) Opinion and Consent of Counsel with respect to Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares of Janus Adviser International Equity Fund is to be filed by amendment.

         Exhibit 10 Consent of PricewaterhouseCoopers LLP is to be filed by amendment.

         Exhibit 11                 Not Applicable

         Exhibit 12                 Not Applicable

         Exhibit 13        (a)      Form of Distribution and Shareholder
                                    Servicing Plan is incorporated by reference to Registrant's Registration Statement (File
                                    No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April
                                    4, 2000.

                           (b) Distribution and Shareholder Servicing Plan for Class C Shares is incorporated by reference to Exhibit 13(b) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                           (c) Amended and Restated Distribution and Shareholder Servicing Plan for Class I Shares is incorporated by reference to
                                    Exhibit 13(c) to Post-Effective Amendment
                                    No. 15, filed September 26, 2003 (File No.
                                    333-33978).

                           (d) Distribution and Shareholder Servicing Plan for Class A Shares is incorporated by reference to Exhibit 13(d) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (e) Distribution and Shareholder Servicing Plan for Class R Shares is incorporated by reference to Exhibit 13(e) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (f) Form of Amended and Restated Distribution and Shareholder Servicing Plan for Class S Shares is incorporated by reference to
                                    Exhibit 13(f) to Post-Effective Amendment
                                    No. 23, filed on September 23, 2005 (File
                                    No. 333-33978).

         Exhibit 14        (a)      Rule 18f-3 Plan, dated June 18, 2002, is
                                    incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 5, filed July
                                    26, 2002 (File No. 333-33978).

                           (b) Amended and Restated Rule 18f-3 Plan, dated March 18, 2003, is incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 12, filed April 3, 2003 (File No. 333-33978).

                           (c) Form of Amended and Restated Rule 18f-3 Plan, dated September 17, 2003, is incorporated by reference to Exhibit 16(c) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                           (d) Amended and Restated Rule 18f-3 Plan, dated July 14, 2004, is incorporated by reference to Exhibit 14(d) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                           (e) Form of Amended and Restated Rule 18f-3 Plan, dated November 28, 2005, is incorporated by reference to Exhibit 14(e) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

         Exhibit 15        (a)      Powers of Attorney, dated as of May 17,
                                    2004, are incorporated by reference to
                                    Exhibit 15 to Post-Effective Amendment No.
                                    17, filed July 30, 2004 (File No.
                                    333-33978).

                           (b) Powers of Attorney, dated as of November 22, 2005, are incorporated by reference to
                                    Exhibit 15(b) to Post-Effective Amendment
                                    No. 25, filed November 25, 2005 (File No.
                                    333-33978).

                           (c) Powers of Attorney, dated as of January 1, 2006, are incorporated by reference to
                                    Exhibit 15(c) to Post-Effective Amendment
                                    No. 27, filed January 12, 2006 (File No.
                                    333-33978).

         Exhibit 16        (a)      Code of Ethics as filed with Registrant's
                                    Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000, have been withdrawn.

                           (b) Amended Janus Ethics Rules filed as Exhibit 14(b) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978), have been withdrawn.

                           (c) Amended Janus Ethics Rules filed as Exhibit 14(c) to Post-Effective Amendment No.5, filed July 26, 2002 (File No. 333-33978), have been withdrawn.

                           (d) Code of Ethics of Perkins, Wolf, McDonnell and Company is incorporated by reference to
                                    Exhibit 14(d) to Post-Effective Amendment
                                    No. 8, filed December 30, 2002 (File No.
                                    333-33978), have been withdrawn.

                           (e) Code of Ethics and Statement of Personal Trading Policies for Enhanced Investment Technologies, LLC filed as Exhibit 14(e) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978), have been withdrawn.

                           (f) Code of Ethics and Statement of Policies for Bay Isle Financial LLC filed as Exhibit 14(f) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978), have been withdrawn.

                           (g)      Amended Code of Ethics Rules filed as
                                    Exhibit 14(g) to Post-Effective Amendment No
                                    10, filed March 19, 2003 (File No.
                                    333-33978), have been withdrawn.

                           (h)      Amended Code of Ethics Rules filed as
                                    Exhibit 14(h) to Post-Effective Amendment
                                    No. 12, filed April 3, 2003 (File No.
                                    333-33978), have been withdrawn.

                           (i) Amended Janus Ethics Rules are incorporated by reference to Exhibit 14(i) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978), have been withdrawn.

                           (j) Amended Janus Ethics Rules, dated April 20, 2004, are incorporated by reference to
                                    Exhibit 16(j) to Post-Effective Amendment
                                    No. 17, filed July 30, 2004 (File No.
                                    333-33978), have been withdrawn.

                           (k) Code of Ethics of Perkins, Wolf, McDonnell and Company, LLC, revised July 7, 2004, is incorporated by reference to Exhibit 16(k) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978), have been withdrawn.

                           (l) Amended Janus Ethics Rules, dated September 14, 2004, are incorporated by reference to
                                    Exhibit 16(l) to Post-Effective Amendment
                                    No. 18, filed September 29, 2004 (File No.
                                    333-33978), have been withdrawn.

                           (m) Amended Janus Ethics Rules, dated March 22, 2005, are incorporated by reference to
                                    Exhibit 16(m) to Post-Effective Amendment
                                    No. 19, filed April 14, 2005 (File No.
                                    333-33978).

                           (n) Code of Ethics for Perkins, Wolf, McDonnell and Company, LLC is incorporated by reference to Exhibit 16(n) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                           (o) Amended Janus Ethics Rules, dated September 20, 2005, are incorporated by reference to
                                    Exhibit 16(o) to Post-Effective Amendment
                                    No. 23, filed on September 23, 2005 (File
                                    No. 333-33978).

                           (p) Code of Ethics for Perkins, Wolf, McDonnell and Company, LLC, revised April 27, 2005, is incorporated by reference to Exhibit 16(p) to Post-Effective Amendment No. 26, filed on December 30, 2005 (File No. 333-33978).

                           (q) Amended Janus Ethics Rules, dated December 6, 2005, are incorporated by reference to
                                    Exhibit 16(q) to Post-Effective Amendment
                                    No. 26, filed December 30, 2005 (File No.
                                    333-33978).

                           (r) Amended Janus Ethics Rules, dated July 12, 2006, are incorporated by reference to
                                    Exhibit 16(r) to Post-Effective Amendment
                                    No. 33, filed July 31, 2006 (File No.
                                    333-33978).

                           (s) Amended Janus Ethics Rules, dated August 30, 2006, are filed herein as Exhibit 16(s).

ITEM 24. Persons Controlled by or Under Common Control with Registrant

         The Board of Trustees of Janus Adviser Series is the same as that of Janus Investment Fund and Janus Aspen Series. Each such Trust has Janus Capital Management LLC as its investment adviser. In addition, the officers of the three Trusts are substantially identical. Nonetheless, Janus Adviser Series takes the position that it is not under common control with other Janus funds because the power residing in the respective boards and officers arises as the result of an official position with each respective Trust.

ITEM 25. Indemnification

         Article IX of Janus Adviser Series' Amended and Restated Trust Instrument provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office in connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Funds. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members.

         ITEM 26. Business and Other Connections of Investment Adviser

         The only business of Janus Capital Management LLC is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, unregistered investment companies, and for individual, charitable, corporate, private, and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Trustees and Officers" in the Statement(s) of Additional Information included in this Registration Statement.

         The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are as follows:

                    Adviser/Affiliated Entity Name and            Position(s) with Adviser or
Name                Principal Business Address                    Affiliated Entity
----------------    -------------------------------------------   -------------------------------------
Robin C. Beery      Janus Capital Group Inc.(1)                   Chief Marketing Officer and
                                                                  Executive Vice President
                    Janus Capital Management LLC(1)               Chief Marketing Officer and
                                                                  Executive Vice President
                    The Janus Foundation(1)                       President and Director
                    Janus Services LLC(1)                         Executive Vice President


Gary D. Black       Janus Capital Group Inc.(1)                   Chief Executive Officer, Chief
                                                                  Investment Officer, and Director
                    Janus Capital Management LLC(1)               Chief Executive Officer and Chief
                                                                  Investment Officer
                    Janus Management Holdings Corp.(1)            President and Director
                    Bay Isle Financial LLC(1)                     President
                    Enhanced Investment Technologies, LLC(2)      Working Director


John H. Bluher      Janus Capital Group Inc.(1)                   General Counsel, Chief Public
                                                                  Affairs Officer and Executive Vice
                                                                  President
                    Janus Capital Management LLC(1)               Chief Public Affairs Officer and
                                                                  Executive Vice President
                    Janus Management Holdings Corp.(1)            General Counsel, Chief Public
                                                                  Affairs Officer and Executive Vice
                                                                  President
                    Janus Services LLC(1)                         Executive Vice President
                    Capital Group Partners, Inc.(3)               Director
                    Enhanced Investment Technologies, LLC(2)      Vice President

                           Adviser/Affiliated Entity Name and            Position(s) with Adviser or
Name                       Principal Business Address                    Affiliated Entity
----------------------     -------------------------------------------   --------------------------------------------------------
Dominic C. Martellaro      Janus Capital Group Inc.(1)                   Executive Vice President
                           Janus Capital Management LLC(1)               Executive Vice President
                           Janus Capital Trust Manager Limited(4)        Director
                           Janus Services LLC(1)                         Executive Vice President
                           Janus World Funds Plc(4)                      Director

David R. Martin            Janus Capital Group Inc.(1)                   Chief Financial Officer and Executive Vice President
                           Janus Capital Management LLC(1)               Chief Financial Officer and Executive Vice President
                           Janus International Limited(5)                Chief Financial Officer and Executive Vice President
                           Janus Management Holdings Corp.(1)            Chief Financial Officer, Executive Vice President, and
                                                                         Director
                           Janus Services LLC(1)                         Chief Financial Officer and Executive Vice President
                           Capital Group Partners, Inc.(3)               Chief Executive Officer and Director
                           Enhanced Investment Technologies, LLC(2)      Working Director

John Zimmerman             Janus Capital Group Inc.(1)                   Executive Vice President
                           Janus Capital Management LLC(1)               Executive Vice President
                           Enhanced Investment Technologies, LLC(2)      Working Director

(1)      Principal address is 151 Detroit Street, Denver, Colorado 80206-4805.

(2) Principal address is 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410.

(3)      Principal address is 525 Broadhollow Road, Melville, NY 11747.

(4) Principal address is Brooklawn House, Crampton Avenue/Shelbourne Road, Ballsbridge, Dublin 4, Ireland.

(5) Principal address is CityPoint, 1, Ropemaker Street, 26th Floor, London EC2Y 9HT, England.

         The only business of Enhanced Investment Technologies, LLC (fka Enhanced Investment Technologies, Inc.) and Perkins, Wolf, McDonnell and Company, LLC (fka Perkins, Wolf, McDonnell and Company) is to serve as a subadviser of the Registrant and investment adviser or subadviser to mutual funds, institutional and individual separate accounts, separately managed accounts, and other registered and unregistered investment companies. The principal executive officers of the subadvisers and their positions with the subadvisers are as follows:

                       Subadviser/Affiliated Entity
                       Name and Principal Business                    Position(s) with Subadviser or
Name                   Address                                        Affiliated Entity
-------------------    --------------------------------------------   ------------------------------------------------
E. Robert Fernholz     Enhanced Investment Technologies, LLC(1)       Chief Investment Officer, Executive Vice President and Working
                                                                      Director

Robert A. Garvy        Enhanced Investment Technologies, LLC(1)       Chief Executive Officer, President and Working Director

David E. Hurley        Enhanced Investment Technologies, LLC(1)       Chief Operating Officer and Executive Vice President

Robert H. Perkins      Perkins, Wolf, McDonnell and Company, LLC(2)   Chief Investment Officer and President

Greg E. Wolf           Perkins, Wolf, McDonnell and Company, LLC(2)   Chief Operating Officer and Treasurer

(1) Principal address is 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410.

(2)      Principal address is 311 S. Wacker Drive, Suite 6000, Chicago, Illinois
         60606.

ITEM 27. Principal Underwriters

         (a) Janus Distributors LLC ("Janus Distributors") serves as principal underwriter for the Registrant, Janus Aspen Series, and Janus Investment Fund.

         (b) The principal business address, positions with Janus Distributors and positions with Registrant of Kelley Abbott Howes and David R. Kowalski, officers and directors of Janus Distributors, are described under "Trustees and Officers" in the Statement of Additional Information included in this Registration Statement. The remaining principal executive officers of Janus Distributors are as follows:

Name                       Position(s) with Janus Distributors LLC
----------------------     --------------------------------------------------------------------------
Robin C. Beery             Executive Vice President
John H. Bluher             General Counsel, Chief Public Affairs Officer and Executive Vice President
Gregory A. Frost           Chief Financial Officer, Senior Vice President, and Controller
Erich Gerth                Senior Vice President
Anya B. Hodges             Vice President
Karlene J. Lacy            Vice President
Douglas J. Laird           Vice President
John J. Mari               Vice President
Dominic C. Martellaro      President
David R. Martin            Executive Vice President
Russell P. Shipman         Senior Vice President
Robert A. Watson           Senior Vice President
James R. Yount             Senior Vice President
John Zimmerman             Executive Vice President

                  Messrs. Bluher, Frost, Gerth, Laird, Mari, Martellaro, Martin, Shipman, Watson, Yount, and Zimmerman and Mses. Beery, Hodges, and Lacy do not hold any positions with the Registrant. Their principal business address is 151 Detroit Street, Denver, Colorado 80206-4805.

         (c)      Not Applicable.

ITEM 28. Location of Accounts and Records

         The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, 100 Fillmore Street, Denver, Colorado 80206-4928, 720 South Colorado Blvd., Denver, Colorado 80206-1929, and DocuVault, 5155 E. 46th Avenue, Denver, Colorado 80216; Janus Services LLC, 720 South Colorado Blvd., Denver, Colorado 80206-1929; State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 and Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, New York 10043. Certain records relating to the day-to-day portfolio management of Janus Adviser INTECH Risk-Managed Value Fund, Janus Adviser INTECH Risk-Managed Growth Fund and Janus Adviser INTECH Risk-Managed Core Fund are kept at the offices of the subadviser, Enhanced Investment Technologies, LLC, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410. Certain records relating to the day-to-day portfolio management of Janus Adviser Mid Cap Value Fund are kept at the offices of the subadviser, Perkins, Wolf, McDonnell and Company, LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.

ITEM 29. Management Services

         The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.

ITEM 30. Undertakings

         Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 14th day of September, 2006.

                                 JANUS ADVISER SERIES

                                 By:   /s/ Kelley Abbott Howes
                                       ----------------------------------------
                                       Kelley Abbott Howes, President and Chief
                                       Executive Officer

         Janus Adviser Series is organized under an Amended and Restated Trust Instrument dated March 18, 2003 ("Trust Instrument") under the laws of the State of Delaware. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Trust Instrument. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Trust Instrument.

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                               Title                                                 Date
------------------------------------    ---------------------------------------------------   ------------------
/s/ Kelley Abbott Howes                 President and Chief Executive Officer (Principal      September 14, 2006
------------------------------------    Executive Officer)
Kelley Abbott Howes

/s/ Jesper Nergaard                     Vice President, Chief Financial Officer, Treasurer    September 14, 2006
------------------------------------    and Principal Accounting Officer (Principal
Jesper Nergaard                         Financial Officer and Principal Accounting Officer)

Dennis B. Mullen*                       Chairman and Trustee                                  September 14, 2006
------------------------------------
Dennis B. Mullen

Jerome S. Contro*                       Trustee                                               September 14, 2006
------------------------------------
Jerome S. Contro

William F. McCalpin*                    Trustee                                               September 14, 2006
------------------------------------
William F. McCalpin

John W. McCarter, Jr.*                  Trustee                                               September 14, 2006
------------------------------------
John W. McCarter, Jr.

James T. Rothe*                         Trustee                                               September 14, 2006
------------------------------------
James T. Rothe

William D. Stewart*                     Trustee                                               September 14, 2006
------------------------------------
William D. Stewart

Martin H. Waldinger*                    Trustee                                               September 14, 2006
------------------------------------
Martin H. Waldinger

Linda S. Wolf*                          Trustee                                               September 14, 2006
------------------------------------
Linda S. Wolf

Thomas H. Bailey*                       Trustee                                               September 14, 2006
------------------------------------
Thomas H. Bailey

/s/ Stephanie Grauerholz-Lofton
------------------------------------
*By  Stephanie Grauerholz-Lofton
     Attorney-in-Fact

                                INDEX OF EXHIBITS

Exhibit Number    Exhibit Title
--------------    ------------------------------------------------------------------------------------------------------------------
Exhibit 1(s)      Ninth Amendment to Amended and Restated Trust Instrument
Exhibit 1(t)      Tenth Amendment to Amended and Restated Trust Instrument
Exhibit 4(lll)    Investment Advisory Agreement for Janus Adviser Risk-Managed Core Fund, dated January 1, 2006
Exhibit 4(mmm)    Sub-Advisory Agreement for Janus Adviser Risk-Managed Core Fund, dated January 1, 2006
Exhibit 4(nnn)    Investment Advisory Agreement for Janus Adviser Balanced Fund, dated February 1, 2006
Exhibit 4(ooo)    Investment Advisory Agreement for Janus Adviser Contrarian Fund, dated February 1, 2006
Exhibit 4(ppp)    Investment Advisory Agreement for Janus Adviser Core Equity Fund, dated February 1, 2006
Exhibit 4(qqq)    Investment Advisory Agreement for Janus Adviser Flexible Bond Fund, dated February 1, 2006
Exhibit 4(rrr)    Investment Advisory Agreement for Janus Adviser Forty Fund, dated February 1, 2006
Exhibit 4(sss)    Investment Advisory Agreement for Janus Adviser Growth and Income Fund, dated February 1, 2006
Exhibit 4(ttt)    Investment Advisory Agreement for Janus Adviser High-Yield Fund, dated February 1, 2006
Exhibit 4(uuu)    Investment Advisory Agreement for Janus Adviser International Growth Fund, dated February 1, 2006
Exhibit 4(vvv)    Investment Advisory Agreement for Janus Adviser Large Cap Growth Fund, dated February 1, 2006
Exhibit 4(www)    Investment Advisory Agreement for Janus Adviser Mid Cap Growth Fund, dated February 1, 2006
Exhibit 4(xxx)    Investment Advisory Agreement for Janus Adviser Mid Cap Value Fund, dated February 1, 2006
Exhibit 4(yyy)    Investment Advisory Agreement for Janus Adviser Money Market Fund, dated February 1, 2006
Exhibit 4(zzz)    Investment Advisory Agreement for Janus Adviser Orion Fund, dated February 1, 2006
Exhibit 4(aaaa)   Investment Advisory Agreement for Janus Adviser Small-Mid Growth Fund, dated February 1, 2006
Exhibit 4(bbbb)   Investment Advisory Agreement for Janus Adviser Worldwide Fund, dated February 1, 2006
Exhibit 4(cccc)   Amendment to Investment Advisory Agreement for Janus Adviser Risk-Managed Core Fund, dated February 28, 2006
Exhibit 4(dddd)   Amendment to Investment Advisory Agreement for Janus Adviser Risk-Managed Growth Fund, dated February 28, 2006
Exhibit 4(eeee)   Amendment to Investment Advisory Agreement for Janus Adviser Risk-Managed Value Fund, dated February 28, 2006

Exhibit 4(ffff)   Amendment to Sub-Advisory Agreement for Janus Adviser Risk-Managed Core Fund, dated February 28, 2006
Exhibit 4(gggg)   Amendment to Sub-Advisory Agreement for Janus Adviser Risk-Managed Growth Fund, dated February 28, 2006
Exhibit 4(hhhh)   Amendment to Sub-Advisory Agreement for Janus Adviser Risk-Managed Value Fund, dated February 28, 2006
Exhibit 4(iiii)   Amendment to Investment Advisory Agreement for Janus Adviser Balanced Fund, dated June 14, 2006
Exhibit 4(jjjj)   Amendment to Investment Advisory Agreement for Janus Adviser Contrarian Fund, dated June 14, 2006
Exhibit 4(kkkk)   Amendment to Investment Advisory Agreement for Janus Adviser Core Equity Fund, dated June 14, 2006
Exhibit 4(llll)   Amendment to Investment Advisory Agreement for Janus Adviser Flexible Bond Fund, dated June 14, 2006
Exhibit 4(mmmm)   Amendment to Investment Advisory Agreement for Janus Adviser Forty Fund, dated June 14, 2006
Exhibit 4(nnnn)   Amendment to Investment Advisory Agreement for Janus Adviser Growth and Income Fund, dated June 14, 2006
Exhibit 4(oooo)   Amendment to Investment Advisory Agreement for Janus Adviser High-Yield Fund, dated June 14, 2006
Exhibit 4(pppp)   Amendment to Investment Advisory Agreement for Janus Adviser INTECH Risk-Managed Core Fund, dated June 14, 2006
Exhibit 4(qqqq)   Amendment to Investment Advisory Agreement for Janus Adviser INTECH Risk-Managed Growth Fund, dated June 14, 2006
Exhibit 4(rrrr)   Amendment to Investment Advisory Agreement for Janus Adviser INTECH Risk-Managed Value Fund, dated June 14, 2006
Exhibit 4(ssss)   Amendment to Investment Advisory Agreement for Janus Adviser International Growth Fund, dated June 14, 2006
Exhibit 4(tttt)   Amendment to Investment Advisory Agreement for Janus Adviser Large Cap Growth Fund, dated June 14, 2006
Exhibit 4(uuuu)   Amendment to Investment Advisory Agreement for Janus Adviser Mid Cap Growth Fund, dated June 14, 2006
Exhibit 4(vvvv)   Amendment to Investment Advisory Agreement for Janus Adviser Mid Cap Value Fund, dated June 14, 2006
Exhibit 4(wwww)   Amendment to Investment Advisory Agreement for Janus Adviser Money Market Fund, dated June 14, 2006
Exhibit 4(xxxx)   Amendment to Investment Advisory Agreement for Janus Adviser Orion Fund, dated June 14, 2006
Exhibit 4(yyyy)   Amendment to Investment Advisory Agreement for Janus Adviser Small Company Value Fund, dated June 14, 2006
Exhibit 4(zzzz)   Amendment to Investment Advisory Agreement for Janus Adviser Small-Mid Growth Fund, dated June 14, 2006
Exhibit 4(aaaaa)  Amendment to Investment Advisory Agreement for Janus Adviser Worldwide Fund, dated June 14, 2006

Exhibit 4(bbbbb)  Amendment to Sub-Advisory Agreement for Janus Adviser Mid Cap Value Fund, dated June 14, 2006
Exhibit 4(ccccc)  Amendment to Sub-Advisory Agreement for Janus Adviser INTECH Risk-Managed Growth Fund, dated June 14, 2006
Exhibit 4(ddddd)  Amendment to Sub-Advisory Agreement for Janus Adviser INTECH Risk-Managed Value Fund, dated June 14, 2006
Exhibit 4(eeeee)  Amendment to Investment Advisory Agreement for Janus Adviser Core Equity Fund, dated June 30, 2006
Exhibit 4(fffff)  Form of Investment Advisory Agreement for Janus Adviser International Equity Fund
Exhibit 5(g)      Amendment to Amended and Restated Distribution Agreement between Janus Adviser Series and Janus Distributors LLC, dated June 14, 2006
Exhibit 7(bb)     Letter Agreement with regard to Janus Adviser Risk-Managed Core Fund, Janus Adviser Risk-Managed Growth Fund, and
                  Janus Adviser Risk-Managed Value Fund with State Street Bank and Trust Company, dated February 21, 2006
Exhibit 7(cc)     Letter Agreement with regard to Janus Adviser Core Equity Fund with State Street Bank and Trust Company, dated
                  April 18, 2006
Exhibit 8(jjj)    Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated November 28, 2005
Exhibit 16(s)     Amended Janus Ethics Rules, dated August 30, 2006